                                                   Registration Nos. 333-109499
                                                                      811-09007

      As filed with the Securities and Exchange Commission on May 1, 2009

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.          [ ]                                [ ]

   Post-Effective Amendment No.         [8]                                [X]

                                        and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.                       [17]                                [X]

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VA-R
                          (Exact Name of Registrant)

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                              (Name of Depositor)

                                70 Pine Street
                           New York, New York 10270
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, including Area Code)

                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)
                                70 Pine Street
                           New York, New York 10270

                                (212) 770-7000
              (Guarantor's Telephone Number, Including Area Code)

                             Lauren W. Jones, Esq.
                                 Chief Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                           Houston, Texas 77019-2191
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

     [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

     [X]  on May 1, 2009 pursuant to paragraph (b) of Rule 485

     [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485

   If appropriate, check the following box:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:

   (i) Units of interest in The United States Life Insurance Company in the City of New York Separate Account USL VA-R under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

    PLATINUM INVESTOR(R) IMMEDIATE      .   Franklin Templeton Variable
           VARIABLE ANNUITY                 Insurance Products Trust
  SINGLE PREMIUM IMMEDIATE VARIABLE         ("Franklin Templeton VIP")
               ANNUITY                  .   Janus Aspen Series ("Janus Aspen")
          CONTRACT ISSUED BY            .   JPMorgan Insurance Trust
   THE UNITED STATES LIFE INSURANCE         ("JPMorgan")
              COMPANY IN                .   MFS(R) Variable Insurance
         THE CITY OF NEW YORK               Trust/SM/ ("MFS(R) VIT")
THROUGH ITS SEPARATE ACCOUNT USL VA-R   .   Neuberger Berman Advisers
                                            Management Trust ("Neuberger
 This prospectus is dated May 1, 2009       Berman AMT")
                                        .   Oppenheimer Variable Account Funds
This prospectus describes information       ("Oppenheimer")
you should know before you purchase a   .   PIMCO Variable Insurance Trust
Platinum Investor Immediate Variable        ("PIMCO VIT")
Annuity (the "Platinum Investor         .   Pioneer Variable Contracts Trust
Annuity"). On page 5 you will find          ("Pioneer")
definitions of certain capitalized      .   Putnam Variable Trust ("Putnam VT")
terms used in this prospectus. Please   .   SunAmerica Series Trust
read this prospectus carefully and          ("SunAmerica ST") VALIC Company I
keep it for future reference. For           ("VALIC Co. I")
information on how to contact us,       .   Van Kampen Life Investment Trust
please see page 4.                          ("Van Kampen LIT")
                                        .   Vanguard(R) Variable Insurance
The Platinum Investor Annuity is a          Fund ("Vanguard VIF")
single premium immediate variable
annuity Contract (the "Contract" or     See "Variable Investment Options" on
"Contracts") between you and The        page 10 for a complete list of the
United States Life Insurance Company    variable investment options and the
in the City of New York ("USL") where   respective advisors and sub-advisors
you agree to make one Premium Payment   of the corresponding Funds. You should
to USL and USL agrees to make a stream  also read the prospectuses of the
of Income (annuity) Payments at a       Funds underlying the variable
later date. The Contract is a single    investment options that may interest
premium, immediate, variable annuity    you that we have made available to you.
offered to individuals. It is
immediate because we start making       NEITHER THE SECURITIES AND EXCHANGE
Income Payments within 12 months from   COMMISSION ("SEC") NOR ANY STATE
the Contract Date.                      SECURITIES COMMISSION HAS APPROVED OR
                                        DISAPPROVED OF THESE SECURITIES OR
The USL declared fixed interest         PASSED UPON THE ADEQUACY OR ACCURACY
account (the "Fixed Account") is the    OF THIS PROSPECTUS. ANY REPRESENTATION
fixed investment option for the         TO THE CONTRARY IS A CRIMINAL OFFENSE.
Contract. USL's Separate Account
USL VA-R (the "Separate Account")       THE CONTRACTS ARE NOT INSURED BY THE
provides access to investment in the    FDIC, THE FEDERAL RESERVE BOARD OR ANY
Contract's variable investment          SIMILAR AGENCY. THEY ARE NOT A DEPOSIT
options. Currently, the Contract's      OR OTHER OBLIGATION OF, NOR ARE THEY
variable investment options each        GUARANTEED OR ENDORSED BY, ANY BANK OR
purchase shares of a corresponding      DEPOSITORY INSTITUTION. AN INVESTMENT
Fund of:                                IN A VARIABLE ANNUITY IS SUBJECT TO
                                        INVESTMENT RISKS, INCLUDING POSSIBLE
..   AIM Variable Insurance Funds        LOSS OF PRINCIPAL INVESTED.
    ("AIM V.I.")
..   The Alger American Fund ("Alger     THE CONTRACTS ARE NOT AVAILABLE IN ALL
    American")                          STATES. THIS PROSPECTUS DOES NOT OFFER
..   American Century(R) Variable        THE CONTRACTS IN ANY JURISDICTION
    Portfolios, Inc. ("American         WHERE THEY CANNOT BE LAWFULLY SOLD.
    Century(R) VP")                     YOU SHOULD RELY ONLY ON THE
..   American Century Variable           INFORMATION CONTAINED IN THIS
    Portfolios II, Inc. ("American      PROSPECTUS, OR ON SALES MATERIALS WE
    Century VP II")                     HAVE APPROVED OR THAT WE HAVE REFERRED
..   Credit Suisse Trust ("Credit        YOU TO. WE HAVE NOT AUTHORIZED ANYONE
    Suisse Trust")                      TO PROVIDE YOU WITH INFORMATION THAT
..   Fidelity(R) Variable Insurance      IS DIFFERENT.
    Products ("Fidelity(R) VIP")

                               TABLE OF CONTENTS

DEFINITIONS................................................................  5
SUMMARY OF THE CONTRACT....................................................  7
  PURPOSE OF THE PLATINUM INVESTOR ANNUITY CONTRACT........................  7
  TYPES OF CONTRACTS.......................................................  7
  PURCHASE OF THE CONTRACT.................................................  7
  THE INVESTMENT OPTIONS...................................................  7
   VARIABLE INVESTMENT OPTIONS.............................................  7
   FIXED ACCOUNT...........................................................  8
  EXPENSES.................................................................  8
   MORTALITY AND EXPENSE RISK CHARGE.......................................  8
   ADMINISTRATIVE CHARGE...................................................  8
   STATUTORY PREMIUM TAX CHARGE............................................  8
   SALES CHARGE............................................................  8
   WITHDRAWAL CHARGE.......................................................  8
   CONTRACT FEE............................................................  8
   FUND EXPENSES...........................................................  8
  RIGHT TO CANCEL THE CONTRACT.............................................  8
  WITHDRAWALS..............................................................  9
  INCOME PAYMENTS..........................................................  9
FEE TABLES.................................................................  9
CONDENSED FINANCIAL INFORMATION............................................ 10
INVESTMENT OPTIONS......................................................... 10
  VARIABLE INVESTMENT OPTIONS.............................................. 10
   SEPARATE ACCOUNT USL VA-R............................................... 10
   DIVISIONS............................................................... 11
   VOTING PRIVILEGES....................................................... 14
  FIXED ACCOUNT............................................................ 14
PARTIES INVOLVED IN THE CONTRACT........................................... 15
  CONTRACT OWNER........................................................... 15
   OWNERSHIP RIGHTS BETWEEN THE CONTRACT DATE AND THE INCOME START DATE.... 15
   OWNERSHIP RIGHTS BETWEEN THE INCOME START DATE AND PRIOR TO THE
     ANNUITANT'S DEATH..................................................... 15
   JOINT OWNERSHIP......................................................... 16
   CHANGES................................................................. 16
  ANNUITANT AND JOINT ANNUITANT............................................ 16
  PAYEE.................................................................... 17
  BENEFICIARY AND CONTINGENT BENEFICIARY................................... 17
THE CONTRACT AND HOW IT WORKS.............................................. 17
  GENERAL DESCRIPTION...................................................... 17
  PURCHASING A CONTRACT.................................................... 18
  ALLOCATION OF PREMIUM PAYMENT............................................ 18
  RIGHT TO CANCEL.......................................................... 19
  KEY CONTRACT DATES....................................................... 19
   CONTRACT DATE........................................................... 19
   ANNUITY STARTING DATE................................................... 19
   INCOME START DATE....................................................... 19
   MODAL TIME PERIOD....................................................... 19
   INCOME END DATE......................................................... 20
  INCOME PAYMENTS.......................................................... 20
  ACCESS TO YOUR MONEY..................................................... 20
  RIGHTS RESERVED BY THE COMPANY........................................... 20

  VARIATIONS IN CONTRACT OR INVESTMENT OPTION TERMS AND CONDITIONS......... 20
   EXPENSES OR RISKS....................................................... 21
   UNDERLYING INVESTMENTS.................................................. 21
TRANSFERS.................................................................. 21
  TRANSFERS AMONG INVESTMENT OPTIONS....................................... 21
  HOW TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS ARE EFFECTED............. 21
  EFFECTIVE DATE OF TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS............ 21
  WITHDRAWALS AND TRANSFER REQUESTS IN GOOD ORDER.......................... 22
  AUTOMATIC REBALANCING.................................................... 22
  MARKET TIMING............................................................ 22
  RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS.. 24
EXPENSES................................................................... 24
  MORTALITY AND EXPENSE RISK CHARGE........................................ 24
  ADMINISTRATIVE CHARGE.................................................... 24
  CONTRACT FEE............................................................. 24
  SALES CHARGE............................................................. 25
  WITHDRAWAL CHARGE........................................................ 25
  STATUTORY PREMIUM TAXES.................................................. 25
  TRANSFER FEE............................................................. 25
  FUND EXPENSES............................................................ 25
  GENERAL.................................................................. 25
INCOME PAYMENTS............................................................ 26
  GENERALLY................................................................ 26
   FIXED INCOME PAYMENTS................................................... 26
   VARIABLE INCOME PAYMENTS................................................ 26
   COMBINATION FIXED AND VARIABLE INCOME PAYMENTS.......................... 26
  INCOME START DATE........................................................ 26
  FREQUENCY AND AMOUNT OF INCOME PAYMENTS.................................. 26
   MODAL TIME PERIOD....................................................... 26
  SEMI-ANNUAL BENEFIT LEVELING............................................. 27
   SEMI-ANNUAL BENEFIT LEVELING PROCEDURES................................. 27
  PAYOUT OPTIONS........................................................... 27
   OPTION 1 - LIFETIME INCOME.............................................. 27
   OPTION 2 - LIFETIME INCOME WITH CERTAIN PERIOD.......................... 28
   OPTION 3 - JOINT AND SURVIVOR LIFETIME INCOME........................... 28
   OPTION 4 - JOINT AND SURVIVOR LIFETIME INCOME WITH CERTAIN PERIOD....... 28
   OPTION 5 - CERTAIN PERIOD............................................... 28
  ANNUITY INCOME UNITS..................................................... 28
  DETERMINATION OF THE INITIAL VARIABLE INCOME PAYMENT..................... 29
  ADDITIONAL ITEMS THAT MAY IMPACT INCOME PAYMENTS......................... 29
   IMPACT OF ANNUITANT'S AGE ON INCOME PAYMENTS............................ 29
   IMPACT OF ANNUITANT'S GENDER ON INCOME PAYMENTS......................... 29
   IMPACT OF LENGTH OF PAYMENT PERIODS ON INCOME PAYMENTS.................. 29
  DETERMINATION OF SUBSEQUENT VARIABLE INCOME PAYMENTS..................... 30
  ASSUMED INVESTMENT RETURN................................................ 30
ACCESS TO YOUR MONEY....................................................... 30
  GENERALLY................................................................ 30
  WITHDRAWAL RIGHTS........................................................ 30
   WITHDRAWAL CHARGE....................................................... 31
   WITHDRAWAL PROCEDURES................................................... 31
   WITHDRAWAL LIMITATIONS.................................................. 31
  EXAMPLE OF A FULL WITHDRAWAL FOR A CERTAIN PERIOD CONTRACT............... 31
   TAXES ON WITHDRAWALS.................................................... 32
  DEFERMENT OF PAYMENTS.................................................... 32

DEATH BENEFIT.............................................................. 32
  SUCCESSION OF CONTRACT OWNERSHIP......................................... 32
  NOTIFICATION OF DEATH.................................................... 32
  DEATH OF THE CONTRACT OWNER AND/OR ANNUITANT............................. 33
  DESIGNATION OF BENEFICIARY............................................... 33
PERFORMANCE................................................................ 33
TAXES...................................................................... 35
  INTRODUCTION............................................................. 35
  ANNUITY CONTRACTS IN GENERAL............................................. 35
  TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS..................... 35
  DISTRIBUTIONS IN GENERAL................................................. 35
   WITHDRAWALS WHERE INCOME START DATE IS BEFORE AGE 59 1/2 -- A
     WITHDRAWAL MAY TRIGGER A 10% TAX PENALTY UNLESS AN EXCEPTION APPLIES.. 36
   INDIVIDUAL RETIREMENT ANNUITIES ("IRA")................................. 36
   ROLLOVERS............................................................... 37
   CONVERSIONS............................................................. 37
  TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS................. 37
   GENERAL................................................................. 37
   WITHDRAWALS............................................................. 37
   WITHDRAWAL MAY TRIGGER AN ADDITIONAL 10% TAX PENALTY UNLESS AN
     EXCEPTION APPLIES..................................................... 38
  NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS..................... 39
  SECTION 1035 EXCHANGES................................................... 39
  DIVERSIFICATION AND INVESTOR CONTROL..................................... 39
  WITHHOLDING.............................................................. 39
OTHER INFORMATION.......................................................... 40
  THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK......... 40
  GUARANTEE OF INSURANCE OBLIGATIONS....................................... 40
  DISTRIBUTION OF THE CONTRACT............................................. 41
  LEGAL PROCEEDINGS........................................................ 41
FINANCIAL STATEMENTS....................................................... 42
APPENDIX A................................................................. 43
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............... 48

CONTACT INFORMATION: HERE IS HOW YOU CAN CONTACT US ABOUT THE PLATINUM INVESTOR IMMEDIATE VARIABLE ANNUITY

                  ADMINISTRATIVE CENTER:                              HOME OFFICE:                   PREMIUM PAYMENTS:
-----------------------------------------------------------   -----------------------------  ----------------------------------
(EXPRESS DELIVERY)            (U.S. MAIL)                     The United States Life         (EXPRESS DELIVERY)
The United States Life        The United States Life          Insurance Company in the City  The United States Life Insurance
Insurance Company in the      Insurance Company in the City   of New York                    Company in the City of New York
City of New York              of New York                     70 Pine Street                 c/o Southwest Bank of Texas
SPIA Operations 2-D1          SPIA Operations 2-D1            New York, New York 10270       Attn: Lockbox 4532
2727-A Allen Parkway          P. O. Box 3018                  1-212-709-6000                 1801 Main Street
Houston, Texas 77019          Houston, Texas 77019-2116                                      Houston, Texas 77002
1-800-242-4079                                                                               (U.S. MAIL)
Fax: 1-713-620-3139                                                                          The United States Life Insurance
(EXCEPT PREMIUM PAYMENTS)                                                                    Company in the City of New York
                                                                                             c/o Southwest Bank of Texas
                                                                                             Attn: Lockbox 4532
                                                                                             Houston, Texas 77210

                                  DEFINITIONS

We have capitalized certain terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

Administrative Center - Our Administrative Center is located at 2727-A Allen Parkway, 2-D1, Houston, Texas 77019, telephone: 1-800-242-4079.

Annuitant - The person whose life determines the duration of Income Payments involving life contingencies. The Annuitant is usually the Contract Owner, but in some circumstances the Contract Owner may not be the Annuitant. In addition, certain Payout Options under the Contract permit a Joint Annuitant. In the event there is a Joint Annuitant then the main Annuitant is considered to be the "Primary Annuitant." Certain Qualified Contracts require the Annuitant and the Contract Owner to be the same person.

Annuity Starting Date - The latter of the Contract Date and the first day of the first Modal Time Period.

Annuity Income Unit - An accounting unit of measure used to calculate Income Payments.

Annuity Income Unit Value - The value of one Annuity Income Unit.

Assumed Investment Return - The Assumed Investment Return (or "AIR") is a factor used in calculating the initial and subsequent variable Income Payments.

Beneficiary - The person (or entity) selected by the Contract Owner to become the new Contract Owner in the event that the Contract Owner(s) and the Annuitant(s) die.

Company - The United States Life Insurance Company in the City of New York, 70 Pine Street, New York, New York 10270. Unless otherwise noted, all references to "we" or "us" in this prospectus refers to the Company, USL.

Contract Date - The date your Contract is issued and becomes effective.

Contract Owner - The person (or persons) who controls all the rights and benefits under the Contract. Unless otherwise noted, all references to "you" or "your", in this prospectus, refer to the Contract Owner.

Contract Year - Each 12 month period beginning on the Contract Date.

Death Benefit - The amount payable, if any, after the Contract Owner and Annuitant die.

Division - Separate and distinct Divisions of the Separate Account to which underlying shares of a Fund are allocated. The performance of the selected Division(s) is used to determine the value of variable Income Payments.

Fixed Account - The portion of the Premium Payment allocated to USL's general account to provide for fixed Income Payments.

Income Payments - The series of periodic Income (annuity) Payments selected by the Contract Owner.

Income Start Date - The date on which Income Payments begin. You choose this date when you purchase the Contract. It cannot be later than 12 months after the Contract Date.

Modal Time Period - The period of time (mode) ending on the date that an Income Payment is made. For example, if you select monthly Income Payments, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made.

Non-Qualified Contract - An annuity purchased with dollars already subjected to taxation.

Payee - The person or party designated to receive Income Payments.

Payout Option - The manner in which the stream of Income Payment(s) is paid to the Payee.

Premium Payment - Money sent to us to purchase your Contract. Because the Contract is a single Premium Payment Contract, you are permitted to make only one Premium Payment to us. However, the Premium Payment may come to us from multiple sources. All references, in this prospectus, to "net Premium Payment" mean your Premium Payment minus taxes and one-time charges.

Qualified Contract - An annuity purchased with premium dollars protected from current taxation by some type of employer retirement plan, such as a 403(b), or 401(k), or by an IRA.

Right to Cancel - Time period immediately following the Contract Date, when you may return your Contract to the Company. Your Contract or materials related to your Contract may use the terms "Right to Examine Period" or "Free Look Period" to describe the Right to Cancel.

SAI - Statement of Additional Information.

Semi-Annual Benefit Leveling - The adjustment to variable Income Payments to make Income Payments made during the following six months equal in amount.

Statutory Premium Tax - A tax or similar type fee charged by a state or municipality on your Premium Payment.

USL - The United States Life Insurance Company in the City of New York.

Valuation Date or Valuation Day - Each day that the New York Stock Exchange ("NYSE") is open for trading. We compute Contract values as of the time the NYSE closes on each Valuation Date, which is usually 3:00 p.m. Central time.

Valuation Period - The period between the close of business (which is the close of the NYSE) on any Valuation Date and the close of business for the next succeeding Valuation Date.

                            SUMMARY OF THE CONTRACT

This summary provides a brief overview of the significant features of the Contract. You can find additional information later in this prospectus, in the SAI, and in the Contract itself. This prospectus applies principally to the variable investment options and related aspects of the Contract. The fixed investment option is discussed under the heading "Fixed Account." All page number references refer to pages in this prospectus unless otherwise stated. Immediate annuities such as the Contract are often referred to as "income annuities."

PURPOSE OF THE PLATINUM INVESTOR ANNUITY CONTRACT

The Contract described in this prospectus provides Income Payments to the Payee, based on:

   .   the life of the Annuitant(s);

   .   the life of the Annuitant(s) with a certain period of years; or

   .   for a certain period of years.

You may select from a number of Payout Options. You may choose Income Payments that are fixed, variable, or a combination of fixed and variable. You may choose Income Payments on a monthly, quarterly, semi-annual, or annual basis.

TYPES OF CONTRACTS

There are two types of Contracts, qualified and non-qualified. A Qualified Contract must be purchased with contributions rolled-over from a qualified plan such as a 401(a) or 401(k) plan, a 403(b) plan, a governmental 457(b) plan, or an IRA or Roth IRA. You may purchase a Non-Qualified Contract with money from any source other than a qualified source.

PURCHASE OF THE CONTRACT

The minimum amount to purchase a Contract is $25,000. You cannot add to your Contract at a later date (it is a single Premium Payment Contract.). We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. Prior USL approval is required for any aggregated Premium Payment exceeding $1,000,000. In general, we will not issue a Contract with Annuitant(s) over age 90, but reserve the right to increase or decrease that age.

THE INVESTMENT OPTIONS

Variable Investment Options. When you purchase the Contract, you may allocate your Premium Payment to our Separate Account to provide for variable Income Payments. Our Separate Account is divided into 57 Divisions, 45 of which are offered under the Contract. Each of the 45 Divisions constitutes a variable investment option, and invests exclusively in shares of a specific fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively the "Funds"). See page 11 of this prospectus for a list of the underlying Funds and their Investment Advisors.

The investment performance of each Division is linked to the investment performance of its corresponding underlying Fund. Assets in each of the Divisions belong to USL, but are accounted for separately from USL's other assets and can be used only to satisfy its obligations under the Contracts.

Allocating part or all of your Premium Payment to a Division means you have elected, at least in part, variable Income Payments. The amount of your variable Income Payments will increase or decrease depending on the investment performance of the Division(s) you selected. You bear the investment risk for amounts allocated to a Division.

Fixed Account. You can also allocate all or part of your premium to the Fixed Account and elect fixed Income Payments. With the Fixed Account, you will receive fixed Income Payments that will not fluctuate from the scheduled amount set forth in your Contract.

No transfers or withdrawals may be made out of the Fixed Account.

EXPENSES

USL deducts the following charges in connection with the Contract. For additional information, see "EXPENSES" on page 24.

Mortality and Expense Risk Charge. We deduct a daily charge from the assets of each variable investment option for mortality and expense risks.

Administrative Charge. We deduct a daily administrative charge from the assets of each variable investment option.

Statutory Premium Tax Charge. Certain states assess a Statutory Premium Tax charge for Premium Payments made under the Contract. If applicable, the Statutory Premium Tax will be deducted from your single Premium Payment upon its receipt by the Company. See "Statutory Premium Taxes" in this prospectus for more information.

Sales Charge. We deduct a one time sales charge from your Premium Payment.

Withdrawal Charge. During the first eight Contract Years, we deduct a withdrawal charge for a full withdrawal under the Contract.

Contract Fee. We deduct a one time charge from your Premium Payment.

Fund Expenses. The management fees and other expenses of the Funds are paid by the Funds and are reflected in the net asset values of the Funds' shares.

RIGHT TO CANCEL THE CONTRACT

You may cancel your Contract within ten days after receiving it (or longer if your state requires). We will refund your Premium Payment, adjusted as required by your Contract, or as required in your state. See "Right to Cancel" on page 19.

WITHDRAWALS

Depending on the Payout Option you choose, you may be permitted to make a full withdrawal of monies from the variable investment options portion of your Contract. All full withdrawals are subject to a 1% (of the amount withdrawn) withdrawal charge during the first eight Contract Years. However, please keep in mind that the Contract is designed to meet long-term financial goals. The Contract is not suitable as a short-term investment.

INCOME PAYMENTS

Income Payments begin on the Income Start Date. Income Payments will be based on the Payout Option chosen at the time of application. Once selected on the application and received by our Administrative Center, the Payout Option may not be changed or modified. You can receive fixed or variable Income Payments or a combination of the two. Fixed Income Payments will not fluctuate from the scheduled amount set forth in your Contract. Variable Income Payments will change from Income Payment to Income Payment depending on the performance of the variable investment option(s) that you have chosen. With a combination of fixed and variable Income Payments, a portion of your Income Payments will not fluctuate from the scheduled amount set forth in your Contract, and a portion will fluctuate.

You can receive payments for life, for life with a certain period, or for a certain period only. You can also receive payments on a monthly, quarterly, semi-annual, or annual basis.

See "INCOME PAYMENTS" on page 26 for more detailed information. You may also wish to contact your tax or other financial advisor to determine the types of Income Payments that may be right for you.

                                  FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning and withdrawing money from the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, withdraw money from the Contract, or transfer amounts between investment options. Statutory Premium Taxes may also be charged. The charges remain constant over the life of the Contract; we reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

                  MAXIMUM CONTRACT OWNER TRANSACTION EXPENSES

                CHARGE                             MAXIMUM AMOUNT
 -------------------------------------  -------------------------------------
 Sales Load Imposed on Purchases (as a  4.0%
 percentage of Premium Payment)

 Withdrawal Charge*                     1.0% of the amount withdrawn

 Contract Fee (one time)                $100

 Transfer Fee                           $25 (There is no charge for the first
                                        12 transfers each Contract Year;
                                        thereafter, we reserve the right to
                                        charge a fee of $25 per transfer.)
--------
   * The Withdrawal Charge applies for the first 8 Contract Years only. Only Payout Option 5 permits withdrawals.

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

  SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily variable account value)

CHARGE                                   CURRENT AMOUNT MAXIMUM AMOUNT
---------------------------------------  -------------- --------------
Mortality and Expense Risk Charge             0.40%          1.10%
Administrative Charge                         0.15%          0.15%
   Total Separate Account Annual
     Expenses                                 0.55%          1.25%

The next table describes the Fund fees and expenses that the Fund will charge periodically during the time that you own the Contract. The table shows the maximum and minimum Total Annual Fund Operating Expenses for the fiscal year ended December 31, 2008. Current and future expenses for the Funds may be higher or lower than those shown.

   ANNUAL FUND FEES AND EXPENSES (as a percentage of average daily variable account value)

CHARGE                                             MAXIMUM MINIMUM
-------------------------------------------------  ------- -------
Total Annual Fund Operating Expenses (expenses
  that are deducted from fund assets include
  management fees, distribution (12b-1) fees, and
  other expenses)/1/                                1.18%   0.24%

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

   /1/ Currently, 7 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers will expire on April 30, 2010. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                        CONDENSED FINANCIAL INFORMATION

There were no historical unit values as of the date of this prospectus.

                              INVESTMENT OPTIONS

VARIABLE INVESTMENT OPTIONS

Separate Account USL VA-R. USL established Separate Account USL VA-R on
August 8, 1997. The Separate Account has 57 Divisions, 45 of which are available under the Contracts offered by this prospectus. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the 1940 Act.

Each Division of the Separate Account is part of USL's general business, and the assets of the Separate Account belong to USL. Under New York law and the terms of the Contracts, the assets of the Separate Account will not be chargeable with liabilities arising out of any other business that USL may conduct. These assets will be held exclusively to meet USL's obligations under this Contract and other variable annuity contracts issued through the Separate Account. Furthermore, USL credits or charges the Separate

Account with the income, gains, and losses from the Separate Account's assets, whether or not realized, without regard to other income, gains, or losses of USL.

Divisions. We divided the Separate Account into Divisions, each of which invests in shares of a corresponding underlying Fund. One or more of the Funds may sell its shares to other funds. You may direct your Premium Payment into any of the available Divisions of the Separate Account. Each Division invests exclusively in one of the Funds listed in the following table. The name of each underlying Fund describes its type (for example, money market fund, growth fund, equity fund, etc.), except for the underlying Funds with footnotes next to their names. The text of the footnotes follows the table. For these underlying Funds, whose name does not describe their type, we provide that information immediately following the table. Fund sub-advisors are shown in parentheses.

+

UNDERLYING FUNDS                                    INVESTMENT ADVISOR (SUB-ADVISOR, IF APPLICABLE)
----------------                                   -------------------------------------------------
AIM V.I. International Growth Fund - Series I      Invesco Aim Advisors, Inc.
Shares                                             (Invesco Asset Management Deutschland, GmbH)
                                                   (Invesco Asset Management (Japan) Limited)
                                                   (Invesco Asset Management Limited)
                                                   (Invesco Australia Limited)
                                                   (Invesco Global Asset Management (N.A.), Inc.)
                                                   (Invesco Hong Kong Limited)
                                                   (Invesco Institutional (N.A.), Inc.)
                                                   (Invesco Senior Secured Management, Inc.)
                                                   (Invesco Trimark Ltd.)

Alger American Capital Appreciation Portfolio -    Fred Alger Management, Inc.
Class O Shares

Alger American MidCap Growth Portfolio - Class O   Fred Alger Management, Inc.
Shares

American Century(R) VP Value Fund                  American Century Investment Management, Inc.

American Century(R) VP II Inflation Protection     American Century Investment Management, Inc.
Fund

Credit Suisse Trust U.S. Equity Flex I             Credit Suisse Asset Management, LLC
Portfolio/1/

Fidelity(R) VIP Asset Manager/SM/ Portfolio -      Fidelity Management & Research Company (FMR Co.,
Service Class 2/2/                                 Inc.)
                                                   (Fidelity International Investment Advisors)
                                                   (Fidelity International Investment Advisors
                                                   (U.K.) Limited)
                                                   (Fidelity Investments Japan Limited)
                                                   (Fidelity Investments Money Management, Inc.)
                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                   (Fidelity Research & Analysis Company)

Fidelity(R) VIP Contrafund(R) Portfolio - Service  Fidelity Management & Research Company (FMR Co.,
Class 2/3/                                         Inc.)
                                                   (Fidelity International Investment Advisors)
                                                   (Fidelity International Investment Advisors
                                                   (U.K.) Limited)
                                                   (Fidelity Investments Japan Limited)
                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                   (Fidelity Research & Analysis Company)

Fidelity(R) VIP Equity-Income Portfolio - Service  Fidelity Management & Research Company (FMR Co.,
Class 2                                            Inc.)
                                                   (Fidelity International Investment Advisors)
                                                   (Fidelity International Investment Advisors
                                                   (U.K.) Limited)
                                                   (Fidelity Investments Japan Limited)
                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                   (Fidelity Research & Analysis Company)

Fidelity(R) VIP Freedom 2020 Portfolio - Service   Strategic Advisers(R), Inc.
Class 2/4/

Fidelity(R) VIP Freedom 2025 Portfolio - Service   Strategic Advisers(R), Inc.
Class 2/5/

UNDERLYING FUNDS                                    INVESTMENT ADVISOR (SUB-ADVISOR, IF APPLICABLE)
----------------                                   -------------------------------------------------
Fidelity(R) VIP Freedom 2030 Portfolio - Service   Strategic Advisers(R), Inc.
Class 2/6/

Fidelity(R) VIP Growth Portfolio - Service Class 2 Fidelity Management & Research Company (FMR Co.,
                                                   Inc.)
                                                   (Fidelity International Investment Advisors)
                                                   (Fidelity International Investment Advisors
                                                   (U.K.) Limited)
                                                   (Fidelity Investments Japan Limited)
                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                   (Fidelity Research & Analysis Company)

Fidelity(R) VIP Mid Cap Portfolio - Service Class  Fidelity Management & Research Company (FMR Co.,
2                                                  Inc.)
                                                   (Fidelity International Investment Advisors)
                                                   (Fidelity International Investment Advisors
                                                   (U.K.) Limited)
                                                   (Fidelity Investments Japan Limited)
                                                   (Fidelity Management & Research (U.K.) Inc.)
                                                   (Fidelity Research & Analysis Company)

Franklin Templeton VIP Franklin Small Cap Value    Franklin Advisory Services, LLC
Securities Fund - Class 2

Franklin Templeton VIP Franklin U.S. Government    Franklin Advisers, Inc.
Fund - Class 2

Franklin Templeton VIP Mutual Shares Securities    Franklin Mutual Advisers, LLC
Fund - Class 2/7/

Franklin Templeton VIP Templeton Foreign           Templeton Investment Counsel, LLC
Securities Fund - Class 2

Janus Aspen Enterprise Portfolio - Service         Janus Capital Management LLC
Shares/8/

Janus Aspen Overseas Portfolio - Service Shares    Janus Capital Management LLC

JPMorgan Small Cap Core Portfolio - Class 1 Shares JPMorgan Investment Management

MFS(R) VIT New Discovery Series - Initial Class/9/ Massachusetts Financial Services Company

MFS(R) VIT Research Series - Initial Class/10/     Massachusetts Financial Services Company

Neuberger Berman AMT Mid-Cap Growth Portfolio -    Neuberger Berman Management LLC (Neuberger
Class I                                            Berman, LLC)

Oppenheimer Balanced Fund/VA - Non-Service         OppenheimerFunds, Inc.
Shares/11/

Oppenheimer Global Securities Fund/VA -            OppenheimerFunds, Inc.
Non-Service Shares

PIMCO VIT CommodityRealReturn/TM/ Strategy         Pacific Investment Management Company LLC
Portfolio - Administrative Class/12/

PIMCO VIT Real Return Portfolio - Administrative   Pacific Investment Management Company LLC
Class/13/

PIMCO VIT Short-Term Portfolio - Administrative    Pacific Investment Management Company LLC
Class

PIMCO VIT Total Return Portfolio - Administrative  Pacific Investment Management Company LLC
Class

Pioneer Mid Cap Value VCT Portfolio - Class I      Pioneer Investment Management, Inc.
Shares

Putnam VT Diversified Income Fund - Class IB       Putnam Investment Management, LLC
                                                   (Putnam Investment Limited)

Putnam VT International Growth and Income Fund -   Putnam Investment Management, LLC
Class IB                                           (Putnam Advisory Company, LLC)
                                                   (Putnam Investment Limited)

SunAmerica ST Aggressive Growth Portfolio - Class  SunAmerica Asset Management Corp.
1 Shares

SunAmerica ST Balanced Portfolio - Class 1         SunAmerica Asset Management Corp.
Shares/14/                                         (J.P. Morgan Investment Management, Inc.)

VALIC Co. I International Equities Fund            VALIC* (AIG Global Investment Corp.)

VALIC Co. I Mid Cap Index Fund                     VALIC* (AIG Global Investment Corp.)

VALIC Co. I Money Market I Fund                    VALIC* (SunAmerica Asset Management Corp.)

VALIC Co. I Nasdaq-100(R) Index Fund               VALIC* (AIG Global Investment Corp.)

VALIC Co. I Science & Technology Fund/15/          VALIC*
                                                   (RCM Capital Management, LLC)
                                                   (T. Rowe Price Associates, Inc.)
                                                   (Wellington Management Company, LLP)

UNDERLYING FUNDS                                    INVESTMENT ADVISOR (SUB-ADVISOR, IF APPLICABLE)
----------------                                   -------------------------------------------------

VALIC Co. I Small Cap Index Fund                   VALIC* (AIG Global Investment Corp.)

VALIC Co. I Stock Index Fund                       VALIC* (AIG Global Investment Corp.)

Van Kampen LIT Growth and Income Portfolio -       Van Kampen Asset Management
Class I Shares

Vanguard** VIF High Yield Bond Portfolio           Wellington Management Company, LLP

Vanguard** VIF REIT Index Portfolio                The Vanguard Group, Inc.

     1 The Fund type for Credit Suisse Trust U.S. Equity Flex I Portfolio is capital growth.
     2 The Fund type for Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2 is high return.
     3 The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.
     4 The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.
     5 The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.
     6 The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.
     7   The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund
         - Class 2 is capital appreciation.
     8 The Fund type for Janus Aspen Enterprise Portfolio - Service Shares is long-term growth of capital.
     9 The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.
     10 The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.
     11 The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.
     12  The Fund type for PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio
         - Administrative Class is maximum real return.
     13 The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is maximum real return.
     14 The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is conservation of principal and capital appreciation.
     15 The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.

        * "VALIC" means The Variable Annuity Life Insurance Company. ** "Vanguard" is a trademark of The Vanguard Group, Inc

From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

We have entered into various services agreements with most of the advisors or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Contract Owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% annually of the average daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% annually of the average daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Contracts. These fees are generally equal to 0.25% annually of the average daily market value of the assets invested in the underlying Fund.

From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Contracts that are not described under "EXPENSES" on page 24.

Voting Privileges. We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Contract at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to
(a) your amount invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Contract Owners participating in that Fund through the Separate Account. Even if Contract Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Contract Owners could determine the outcome of matters subject to shareholder vote.

If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Contract Owner such materials, we will vote the shares as we determine in our sole discretion.

We believe that these voting instruction procedures comply with current federal securities laws and their interpretations. We reserve the right to change these procedures with any changes in the law.

FIXED ACCOUNT

Any portion of your net Premium Payment you allocate to the Fixed Account goes into our general account. The general account is invested in assets permitted by state insurance law. It is made up of all of our assets other than assets attributable to our separate accounts. Unlike our Separate Account assets, assets in the general account are subject to claims of Contract Owners like you, as well as claims made by our other creditors. The availability of the Fixed Account option may be restricted in some states. The offering of interests under the Contract relating to the Fixed Account is not registered under the 1933 Act, and the Fixed Account is not registered as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein generally are subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to the general provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

To the extent that you allocate premium or transfer amounts into the Fixed Account, we guarantee that the amount of the Income Payments you receive will be unaffected by investment performance.

No transfers to a variable investment option may be made from the Fixed Account under the Contract.

                       PARTIES INVOLVED IN THE CONTRACT

Several parties may play a role in the Contract. These include the Contract Owner, the Annuitant (and the Joint Annuitant, where applicable), the Beneficiary and the Payee.

CONTRACT OWNER

Unless otherwise provided, you have all rights under the Contract. Purchasers who name someone other than themselves as the Contract Owner will have no rights under the Contract.

At the time of application, you designate/elect:

   .   an Annuitant and, if applicable, a Joint Annuitant;

   . the frequency of Income Payments, Payout Option, Assumed Investment Return, and Income Start Date;

   .   a Beneficiary and, if applicable, a contingent Beneficiary;

   .   a Payee and, if applicable, a contingent Payee;

   . the portion of the single Premium Payment used to purchase fixed Income Payments and/or variable Income Payments;

   .   the allocation among investment options; and

   . any optional Contract features such as Semi-Annual Benefit Leveling (see page 27) and/or Automatic Rebalancing (see page 22).

Ownership Rights Between the Contract Date and the Income Start Date. Between the date of issue and the Income Start Date, you have the right to:

   .   cancel the Contract during the free look period;

   .   change the Beneficiary and/or the contingent Beneficiary;

   . change allocations among investment options (subject to certain limitations);

   . depending on the Payout Option selected, you may elect to take a full withdrawal, subject to any restrictions described in this prospectus;

   .   elect or revoke a prior election of Semi-Annual Benefit Leveling; and

   . on Non-Qualified Contracts only: change Contract Owner, Joint Contract Owner and/or Payee.

Ownership Rights Between the Income Start Date and Prior to the Annuitant's Death. After the Income Start Date and prior to the Annuitant's death, you have the right to:

   . for Non-Qualified Contracts only: change the Contract Owner and/or Joint Contract Owner

   .   for Non-Qualified Contracts only: change the Payee;

   .   change the Beneficiary and/or the contingent Beneficiary;

   .   change allocations among investment options;

   . depending on the Payout Option selected, you may elect to take a full withdrawal, subject to any restrictions described in this prospectus;

   .   elect or discontinue Semi-Annual Benefit Leveling;

   .   elect or discontinue Automatic Rebalancing; and

   .   assign an interest in the Contract and future Income Payments.

Joint Ownership. Joint Contract Owners each own an undivided interest in the Contract. A joint Contract Owner may only be named in Non-Qualified Contracts.

Changes. All changes, except those to Semi-Annual Benefit Leveling, will take effect as of the time such changes are recorded by USL, whether or not the Contract Owner or Annuitant is living at the time of the recording. USL will not be liable for any payments made or actions taken by USL before recording the change.

USL may require that all changes be submitted in writing or in another form USL deems acceptable. USL may require that signatures be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee. USL may also require that signatures be properly notarized under state law.

Any changes in the Contract Owner, Joint Contract Owner or Payee could have adverse tax consequences. You should consult a tax advisor before any changes are requested. USL is not responsible for the tax consequences of any ownership or Payee changes.

ANNUITANT AND JOINT ANNUITANT

The Annuitant's (and Joint Annuitant's, if applicable) life expectancy is used to determine the amount and duration of any Income Payments made under Payout Options involving life contingencies. The Annuitant (and joint Annuitant, if applicable) must be age 90 or younger at the time of Contract issuance, unless USL approves a request for an Annuitant or joint Annuitant of greater age. Once designated, the Annuitant and joint Annuitant, if applicable, cannot be changed. Joint Annuitants can be named only if permitted under the elected Payout Option. If Payout Option 5 is selected, Income Payments are determined without regard to an Annuitant.

For Contracts issued as IRAs, the Contract Owner and Annuitant must be the same person and this individual's entire interest in the Contract is nonforfeitable.

PAYEE

The Payee is the person or party that you designate to receive Income Payments. In most circumstances, the Payee will be you and/or the Annuitant. For Non-Qualified Contracts, you may name more than one Payee under the Contract. Multiple Payees will share Income Payments equally, unless you designate otherwise. If no Payee is designated on the application, then the Annuitant will be the Payee. If a Payee dies while receiving Income Payments, the Company will make any required Income Payments to you, or the Beneficiary, if no Contract Owner is living.

In no event will any Payee, who is not also the Contract Owner, have any ownership rights under the Contract.

BENEFICIARY AND CONTINGENT BENEFICIARY

The Beneficiary is the person who may receive benefits under the Contract if the Contract Owner, who is also the Annuitant (and the Joint Annuitant, if applicable) dies after the Annuity Start Date. See "Succession of Contract Ownership" on page 32 of this prospectus. You can name more than one Beneficiary. The Beneficiaries will share the benefits equally, unless otherwise specified.

If no Beneficiary survives the Annuitant (and the Joint Annuitant, if applicable) the Beneficiary's rights will vest in the contingent Beneficiary. Contingent Beneficiaries will share the benefits equally, unless otherwise specified.

If no Beneficiary or contingent Beneficiary survives the Annuitant (and the Joint Annuitant, if applicable), all Beneficiary rights will vest with the Contract Owner or the last surviving Contract Owner's estate.

                         THE CONTRACT AND HOW IT WORKS

GENERAL DESCRIPTION

An annuity is a Contract between you, as the Contract Owner, and a life insurance company. In return for your one time Premium Payment, the Platinum Investor Annuity Contract provides a stream of income in the form of Income Payments beginning on the Income Start Date you select. The Income Start Date must be within 12 months of the Contract Date. You may purchase the Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase the Contract by rolling over assets from an individual retirement annuity or account or from a qualified plan (a Qualified Contract). Immediate annuities such as the Contract are often referred to as "income annuities."

The Contract is called a variable annuity because you have the ability to allocate your money among variable investment options. Each variable investment option constitutes a Division of our Separate Account, investing in shares of a corresponding Fund. Depending on market conditions, the various Funds may increase or decrease in value. If you allocate money to the Divisions, the amount of the variable Income Payments will depend on the investment performance of the corresponding underlying Funds, along with certain other factors. See "INCOME PAYMENTS" on page 26.

The Contract also has a fixed investment option, the Fixed Account that is part of our general account. Each Income Payment from the Fixed Account of your Contract will not fluctuate from the scheduled amount set forth in your Contract, unless amounts are later transferred from the variable investment options to the Fixed Account.

Under the Contract, you will have access to your investment only through Income Payments, or certain limited withdrawal provisions. The Contract should only be purchased by individuals who will not need access to their full Premium Payment in the immediate or short-term future.

PURCHASING A CONTRACT

You may purchase a Contract by completing and submitting an application along with a Premium Payment. You may also transfer assets from an existing investment or insurance product. Such transfers might include an exchange under
Section 1035 of the Internal Revenue Code of 1986, as amended (the "Code"). (These transactions are referred to as a "1035 exchange" or a "1035 transaction.") Other examples of such transfers of assets might include a transfer of accumulated funds from an IRA, Roth IRA or Qualified Contract or funds transferred from mutual fund accounts or other non-qualified accounts. The minimum Premium Payment is $25,000. No additional Premium Payments are permitted (although monies may be paid into the Contract from multiple sources). We reserve the right to accept a Premium Payment below that amount or reject a Premium Payment in excess of limits we establish from time to time. Prior USL approval is required for, and certain restrictions may apply to, any aggregated Premium Payment that would exceed $1,000,000. For example, we reserve the right to allocate any Premium Payment exceeding $1,000,000 to the Money Market Portfolio for 15 days after we receive it. (In some states this period may be longer). See "Right to Return" below.

You must be of legal age (age of majority) in the state where the Contract is being purchased or a guardian must act on your behalf.

The method you use to purchase a Contract may have certain tax consequences. You should consult a tax advisor to determine the best strategy for your individual situation.

ALLOCATION OF PREMIUM PAYMENT

When we receive your properly completed application, we will apply the full amount of your net Premium Payment (Premium Payment minus taxes and one time charges) to the purchase of a Contract within two Valuation Days. We will consider your application properly completed when:

     (1) you have provided all the information requested on the application form;

     (2) we have received adequate proof of the Annuitant's date of birth (and the date of birth of Joint Annuitant, if any); and

     (3) we receive the entire amount of your Premium Payment (from all sources).

The date we credit your Premium Payment and issue a Contract is called the Contract Date. If your application is incomplete, we will request the information necessary to complete the application. If you do not furnish the information to us within five Valuation Days of the time we receive your application, we will return your Premium Payment unless we obtain your specific permission to keep it until you complete the application.

The Contract Owner determines the initial allocation of the net Premium Payment among the Fixed Account and the Divisions. The initial allocation is shown on the application for a Contract and will remain in effect until changed by written notice from the Contract Owner. Allocations to the fixed and variable investment options cannot be less than 5% per option and must total 100%.

Over the lifetime of your Contract, you may allocate part or all of your net Premium Payment to no more than 30 Divisions. This limit includes those Divisions from which you have either transferred or withdrawn all of the amount previously allocated to such Divisions. For example, if you allocate 100% of your net Premium Payment to the money market Division, you have selected the money market Division as one of the 30 Divisions available to you. When you transfer the full amount out of the Money Market Division, it remains as one of the 30 Divisions available to you, even if you never again allocate any amount back into the money market Division.

RIGHT TO CANCEL

If you change your mind about purchasing the Contract, you can cancel it within 10 days after receiving it (or a longer period, if required in your state). To exercise your Right to Cancel your Contract, you must mail it directly to USL, or give it to the agent from whom you received it, within 10 days after you receive it. See page 4 of this prospectus for USL's contact information. In a few states, if your Contract is replacing an existing annuity or life policy, this period may be longer.

You will receive back the current value of your Contract on the day we receive your request, less any previously deducted contract charges and Income Payments paid (in states where permitted). In certain states, we may be required to give you back your Premium Payment if you decide to cancel your Contract within 10 days after receiving it (or the period required in your state). If that is the case, we reserve the right to allocate your Premium Payment, if it exceeds $1,000,000, to the money market Division for 15 days after we receive it. (In some states, the period may be longer.) At the end of that period, we will re-allocate your money as you selected. This reallocation will not count against the 12 free transfers that you are permitted to make each year. As with all variable investment options, you bear the risk associated with investment in the money market Division.

KEY CONTRACT DATES

During the life of your Contract there are certain significant dates that may impact certain features of your Contract.

   . Contract Date. The Contract Date is the day your Contract is issued and becomes effective. See "Allocation of Premium Payment" on page 18.

   . Annuity Starting Date. The Annuity Starting Date is a date used for certain Federal Income Tax purposes. The Annuity Starting Date is the later of the Contract Date and the first day of the Modal Time Period. For example, if the Contract Date is June 19 and the first day of the Modal Time Period is July 1 with monthly Income Payments beginning August 1, the Annuity Starting Date is July 1.

   . Income Start Date. The Income Start Date is the date on which Income Payments begin. You choose the Income Start Date when you purchase the Contract (and it cannot be changed). The Income Start Date cannot be later than 12 months after the Contract Date.

   . Modal Time Period. The Modal Time Period is the period of time between which Income Payments are made. For example, if you elect to receive Income Payments on a monthly basis, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made. During the Modal Time Period, your next variable Income Payment (if applicable) is calculated based on the performance of the Divisions you have chosen, your selected Assumed Investment Return and certain other factors.

   . Income End Date. The Income End Date is the day on which your Income Payments are set to end.

INCOME PAYMENTS

See the "INCOME PAYMENTS" section of this prospectus on page 26.

ACCESS TO YOUR MONEY

See the "ACCESS TO YOUR MONEY" section of this prospectus on page 30.

RIGHTS RESERVED BY THE COMPANY

The Company reserves the following rights to:

   .   Reflect a change in the Separate Account or any Division thereunder;

   .   Create new separate accounts;

   . Operate the Separate Account in any form permitted under the Investment Company Act of 1940 or in any other form permitted by law;

   . Transfer any assets in any Division in the Separate Account to another separate account;

   . Add, combine or remove Divisions in the Separate Account, or combine the Separate Account with another separate account;

   . Make any new Divisions available to the Contract Owner on a basis to be determined by the Company;

   . Substitute for the shares held in any Division, the shares of another underlying fund or the shares of another investment company or any other investment permitted by law;

   . Make any changes as required by the Code or by any other applicable law, regulation or interpretation in order to continue treatment of this Contract as an annuity; or

   .   Make any changes to comply with the rules of any Fund.

VARIATIONS IN CONTRACT OR INVESTMENT OPTION TERMS AND CONDITIONS

We have the right to make some variations in the terms and conditions of a Contract or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Contract Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

Expenses or Risks. USL may vary the charges and other terms within the limits of the Contract where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Contract.

Underlying Investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                                   TRANSFERS

TRANSFERS AMONG INVESTMENT OPTIONS

The initial allocation of your net Premium Payment among investment options to provide variable and/or fixed Income Payments can be changed by transfers of values among the investment options made by written request. We reserve the right to charge $25 per transfer after the first 12 transfers in any Contract Year. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer.

No transfers can be made from the Fixed Account to a variable investment option, but transfers can be made from the variable investment options to the Fixed Account or to other variable investment options. See "Allocation of Premium Payment" on page 18 of this prospectus for additional limitations on transfers.

HOW TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS ARE EFFECTED

   (A) The number of Annuity Units in the subaccount from which Annuity Units will be withdrawn is multiplied by the current Annuity Unit Value of that subaccount.

   (B) The final value from (A) is divided by the current Annuity Unit Value of the subaccount into which the transfer is going.

   (C) The result of (B) is the number of Annuity Units allocated to the new subaccount.

The minimum amount that can be transferred is $50 worth of annuity income payments. The transfer request must clearly state which investment options are involved and the amount of the transfer.

EFFECTIVE DATE OF TRANSFERS AMONG VARIABLE INVESTMENT OPTIONS

When you transfer money among the variable investment options, we will redeem units of the affected Divisions at their prices as of the end of the current Valuation Date. We will credit any Division you transfer the money to at the same time. The amount of the allocation in each Division will change with that Division's investment performance. You should periodically review your allocations in light of market conditions and financial objectives.

WITHDRAWALS AND TRANSFER REQUESTS IN GOOD ORDER

We will accept the Contract Owner's instructions to make withdrawals or to transfer values among the Contract Owner's investment options, contingent upon the Contract Owner's providing us with instructions in good order. This means that the Contract Owner's request must be accompanied by sufficient detail to enable us to withdraw or transfer assets properly.

If we receive a withdrawal or transfer request and it is not in good order, the withdrawal or transfer will not be completed until we receive all necessary information.

We will attempt to obtain Contract Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Contract Owner to determine the intent of a request. If a Contract Owner's request is still not in good order after five business days, we will cancel the request and notify the Contract Owner when the request is canceled.

AUTOMATIC REBALANCING

This feature automatically rebalances the current proportional value of your net single Premium Payment allocated to each variable investment option under your Contract to correspond to your then current designated allocation designation. Automatic rebalancing involves taking assets from the better performing Divisions and allocating them to the lesser performing Divisions. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses.

You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. You may request this feature at any time. Automatic rebalancing will occur as of the end of the Valuation Period that contains the date of the month your Contract was issued. For example, if your Contract is dated
January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. Rebalancing ends upon your request. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

Annuity Income Units for automatic rebalancing will generally be priced as of the date of the transaction. However, if the scheduled date of the transfer falls on a non-business day, it will be priced as of the preceding business day.

MARKET TIMING

   The Contracts are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Contract Owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

We have policies and procedures affecting your ability to make exchanges within your Contract. We use the term "exchange" to mean two things in this discussion about market timing. An exchange is a transfer of your Contract value in one investment option (all or a portion of the value) to another investment option. We are not referring to the exchange of one annuity contract for another life insurance policy or contract.

   We are required to monitor the Contracts to determine if a Contract Owner requests:

   . an exchange out of a variable investment option within two calendar weeks of an earlier exchange into that same variable investment option; or

   . an exchange into a variable investment option within two calendar weeks of an earlier exchange out of that same variable investment option; or

   . an exchange out of a variable investment option followed by an exchange into that same variable investment option, more than twice in any one calendar quarter; or

   . an exchange into a variable investment option followed by an exchange out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Contract Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Contract Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Contract Owner's first violation of this policy will result in the suspension of Contract transfer privileges for ninety days. A Contract Owner's subsequent violation of this policy will result in the suspension of Contract transfer privileges for six months.

   In most cases, exchanges into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any exchange into or out of the money market investment option. We treat such transactions as if they are exchanges directly into and out of the same variable investment option. For instance:

   (1) if a Contract Owner requests an exchange out of any variable investment option into the money market investment option, and

   (2) the same Contract Owner, within two calendar weeks requests an exchange out of the money market investment option back into that same variable investment option, then

   (3) the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Contract Owners the same.

   In addition, Contract Owners incur a $25 charge for each transfer in excess of 12 each Contract year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Contract Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Contract Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Contract is unaffected by the Fund's policies and procedures.

Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

In order to prevent market timing, the Funds have the right to request information regarding Contract Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Contract Owner transactions in the Fund.

                                   EXPENSES

MORTALITY AND EXPENSE RISK CHARGE

As part of our calculation of the value of Annuity Income Units, we deduct the mortality and expense risk charge on a daily basis. The mortality and expense risk charge is equal, on an annual basis, to a percentage of the daily value of the variable portion of your Contract. The annual maximum mortality and expense risk charge for the Contracts is 1.10%. Currently, we charge a mortality and expense risk charge of 0.40%.

The mortality and expense risk charge compensates us for assuming the risk that we will have to make Income Payments for longer than we anticipate, and for assuming the risk that current charges will be insufficient in the future to cover the costs associated with the Contract. If the charges under the Contract are not sufficient, we will bear the loss. If the charges are sufficient, we will keep the balance of this charge as profit. The Company assumes the risk of making all applicable monthly Income Payments regardless of how long Annuitants may live.

ADMINISTRATIVE CHARGE

This charge is for administration and operations, such as allocating the premium and administering the Contracts. The maximum and current annual administrative charge for the Contracts is 0.15% of the daily value of the variable portion of your Contract. The Company incurs charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, but may not be enough to cover the actual costs of issuing and administering the Contract.

CONTRACT FEE

When USL receives your Premium Payment, we will deduct any applicable Statutory Premium Tax and a one-time $100 Contract Fee. The Contract Fee compensates USL for the administrative costs of issuing the Contract.

SALES CHARGE

We will deduct a maximum of 4.0% of your Premium Payment as a Sales Charge. The value of your Premium Payment (or "net" Premium Payment), after the Sales Charge, other one time charges and Statutory Premium Taxes are deducted, will be allocated to your selected investment options to provide for fixed and/or variable Income Payments. USL receives the Sales Charge to cover sales expenses, including commissions.

WITHDRAWAL CHARGE

Unless a full withdrawal is exempt from the Withdrawal Charge (as discussed below), a Withdrawal Charge of 1% of the amount that you withdraw during the first eight Contract Years will apply to your Contract.

The Withdrawal Charge reimburses us for part of our expense for distributing the Contracts and is deducted from the total withdrawal amount requested.

The Withdrawal Charge will not apply to:

   .   any amounts paid out as fixed and/or variable Income Payments;

   .   any amounts paid out upon the death of the Contract Owner or Annuitant;
       and

   .   any amounts withdrawn beginning in the ninth Contract Year.

STATUTORY PREMIUM TAXES

We will deduct from your Premium Payment any Statutory Premium Tax imposed on us by the state or locality where you reside. The state of New York currently imposes no Statutory Premium Taxes on annuity Contracts.

TRANSFER FEE

We reserve the right to charge $25 per transfer after the first 12 transfers in any Contract Year.

FUND EXPENSES

There are deductions from and expenses paid out of the assets of the various Funds. These charges are described in the prospectuses for the Funds. The maximum and minimum Fund expenses are described in the fee table on page 10 of this prospectus.

GENERAL

If the charges that we collect from the Contract exceed our total costs in connection with the Contract, we will earn a profit. Otherwise we will incur a loss. The charges remain constant over the life of the Contract; we reserve the right to increase the charges to the maximum amounts on Contracts issued in the future.

                                INCOME PAYMENTS

GENERALLY

Beginning on the Income Start Date, the Payee will receive a stream of periodic Income Payments. You may choose Income Payments that are fixed, variable, or a combination of fixed and variable. Immediate annuities such as the Contract are often referred to as "income annuities."

Fixed Income Payments. Fixed Income Payments provide for a stream of income guaranteed by the Company that doesn't change (unless you later transfer money from the variable investment options to the Fixed Account) over the course of your lifetime or for the Certain Period (as scheduled in your Contract).

Variable Income Payments. Variable Income Payments provide for a stream of income that fluctuates based on the performance, adjusted by the Assumed Investment Return, of the variable investment options that you choose. You can transfer money among the Divisions that make up the variable investment options, subject to certain fees and restrictions.

Combination Fixed and Variable Income Payments. By allocating a portion of your money to the Fixed Account and the Separate Account, through the variable investment options, you receive Income Payments, a portion of which is guaranteed to never change from what is scheduled in your Contract, and a portion of which fluctuates based on the performance adjusted by the Assumed Investment Return, of the variable investment options that you have chosen.

If you select variable or combination fixed and variable Income Payments options, your investment is subject to market fluctuation. The value of your Contract and the amount of each Income Payment you receive could increase or decrease.

INCOME START DATE

We call the date that your Income Payments begin the Income Start Date. At the time that you purchase the Contract, you select the Income Start Date. The Income Start Date must be within 12 months after the Contract Date and can start as early as two weeks after we receive your Premium Payment. If a state requires that Income Payments begin prior to such date, we must comply with those requirements.

FREQUENCY AND AMOUNT OF INCOME PAYMENTS

Income Payments are made based on the Payout Option and frequency selected. Income Payment frequencies available are: monthly, quarterly, semi-annually, or annually. In no event will USL make Income Payments less frequently than annually.

USL reserves the right to change the frequency of Income Payments if the amount of any Income Payment becomes less than $100. The Income Payment frequency will be changed to an interval that will result in Income Payments of at least $100.

Modal Time Period. The Modal Time Period is the period of time (or "mode") between which Income Payments are made. For example, if you elect to receive Income Payments on a monthly basis, the Modal Time Period begins after an Income Payment is made and ends a month later when the next Income Payment is made. During the Modal Time Period, the amount of your next Income Payment is calculated.

SEMI-ANNUAL BENEFIT LEVELING

If the Contract Owner elects Semi-Annual Benefit Leveling, variable Income Payments will be adjusted to reflect the performance of the investment options once every six months, instead of with every Income Payment. Semi-Annual Benefit Leveling will only be permitted if you have selected variable Income Payments on a monthly basis.

Semi-Annual Benefit Leveling Procedures. If Semi-Annual Benefit Leveling is elected the number of Annuity Income Units necessary to make the Income Payments for the following six month period will be calculated. These Annuity Income Units will be redeemed from the Divisions and transferred to the Fixed Account. The current Semi-Annual Benefit Leveling interest rate will be used to calculate the guaranteed amount of level Income Payments for the following six month period.

The level Income Payment calculated for each subsequent six month Semi-Annual Benefit Leveling period could be higher or lower than the level Income Payment for the previous six month period.

Semi-Annual Benefit Leveling means that variable Income Payments will be divided once every six months into separate fixed Income Payments (each adjusted by the current Semi-Annual Benefit Leveling interest rate), to be paid to you over the next six months.

Once elected (with 5 or more business days' prior notice to USL), Semi-Annual Benefit Leveling will take effect as of the date of the next Income Payment. (Your Contract refers to this date as the "Semi-Annual Benefit Leveling start date.") Semi-Annual Benefit Leveling will automatically renew on each six month anniversary thereof. You can cancel Semi-Annual Benefit Leveling for the next six month period by notifying us within 5 or more business days' of the beginning of the next six month period. The process of calculating leveled variable Income Payments for Semi-Annual Benefit Leveling will take place during the last Modal Time Period prior to the start of each six month Semi-Annual Benefit Leveling period.

USL reserves the right to discontinue Semi-Annual Benefit Leveling at any time. If USL does discontinue this program, any Contract Owner receiving leveled variable Income Payments will continue to do so until the current six month Semi-Annual Benefit Leveling period is completed.

Unless you have selected Payout Option 5, no withdrawal from the Contract's variable investment options will be permitted during any six month Semi-Annual Benefit Leveling period.

PAYOUT OPTIONS

The Contract currently offers the five Payout Options described below. We may make other Payout Options available subject to our discretion.

Contract Owners must elect a Payout Option. An application to purchase a Contract will be considered incomplete if a Payout Option has not been elected. Once elected, your chosen Payout Option cannot be changed.

The Payout Options currently available are:

Option 1 - Lifetime Income. Lifetime Income provides Income Payments for the Annuitant's life, and Income Payments cease upon the Annuitant's death.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option 2 - Lifetime Income With Certain Period. Lifetime Income with Certain Period (for the particular number of years selected on the application) provides Income Payments for the Annuitant's life. If the Annuitant, who is also the Contract Owner, dies before the end of the Certain Period, your beneficiaries will receive the remaining payments due during the Certain Period.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option 3 - Joint and Survivor Lifetime Income. Joint and Survivor Lifetime Income provides Income Payments for the longer of the Annuitant's or Joint Annuitant's life, and Income Payments cease upon later of the Annuitant's or Joint Annuitant's Death.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option 4 - Joint and Survivor Lifetime Income With Certain Period. Joint and Survivor Lifetime Income with Certain Period (for the particular number of years selected on the application) provides Income Payments for the longer of the Annuitant's or Joint Annuitant's life. If both the Annuitant and the Joint Annuitant die before the end of the Certain Period, your beneficiaries will receive the remaining payments due during the Certain Period.

Non-Income Payment Withdrawals. No withdrawals other than the scheduled Income Payments are permitted.

Option 5 - Certain Period. Certain Period provides periodic Income Payments for the number of years you select on the application.

Non-Income Payment Withdrawals. The Contract Owner may elect at any time prior to the Annuitant's death to withdraw all of the variable Income Payment portion of the Contract as set forth in the "Withdrawals" provision on page 9. Withdrawals may be subject to a withdrawal charge.

ANNUITY INCOME UNITS

Upon applying your net Premium Payment, we calculate the number of Annuity Income Units associated with each Payout Option (for variable Income Payments) as determined by our currently used annuity rate factors. The Annuity Income Unit Value for each Division will vary from one Valuation Period to the next based on the investment experience of the assets in the Division and the deduction of certain Separate Account charges and expenses. The SAI contains a fuller explanation of how Annuity Income Units are valued.

The number of Annuity Income Units for each Division will generally remain constant, subject to the following exceptions:

   .   If value is transferred from one investment option to another.

   . If a full withdrawal is made of the present value of all variable Income Payments remaining under Payout Option 5.

   . Upon the death of the primary Annuitant (in a joint Contract) after the certain period ends, if the Contract Owner selects a joint and survivor or contingent annuity option (either Payout Option 4 or Payout Option 3) with a lower percentage of payments elected for the survivor or Contingent Annuitant. Any reduction in the Annuity Payment amount will be achieved through a reduction in the number of Annuity Income Units.

DETERMINATION OF THE INITIAL VARIABLE INCOME PAYMENT

The following factors determine the amount of the first Income Payment:

   . the portion of the net Premium Payment allocated to provide variable Income Payments and the Assumed Investment Return;

   . the age and gender (age, only if issued on a gender neutral basis) of the Annuitant (and Joint Annuitant, if any);

   .   the Payout Option selected;

   .   the frequency of Income Payments;

   .   the deduction of applicable Statutory Premium Taxes;

   .   the performance of your selected variable investment options; and

   .   the time period from the Contract Date to the Income Start Date.

ADDITIONAL ITEMS THAT MAY IMPACT INCOME PAYMENTS

Impact of Annuitant's Age on Income Payments. For either fixed or variable Income Payments involving life income (Payout Options 1, 2, 3 or 4), the actual ages of the Annuitant and Joint Annuitant will affect the amount of each Income Payment. Since Income Payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Income Payment will be greater.

Impact of Annuitant's Gender on Income Payments. For either fixed or variable Income Payments involving life income (Payout Options 1, 2, 3 or 4), the gender of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Income Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Income Payments. The amount of each Income Payment both fixed and variable, will be greater for shorter certain periods than for longer certain periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

DETERMINATION OF SUBSEQUENT VARIABLE INCOME PAYMENTS

During the Modal Time Period, we will recalculate the variable Income Payments to reflect the performance of the variable investment options you chose after the investment performance is adjusted by the Assumed Investment Return. We determine the dollar amount of the variable Income Payments as follows. The portion of the first Income Payment funded by a particular Division is divided by the Annuity Income Unit Value for that Division as of the Contract Date. This establishes the number of Annuity Income Units provided by each Division for each subsequent variable Income Payments. The Annuity Income Units multiplied by the Annuity Income Unit Value equals the Income Payment.

ASSUMED INVESTMENT RETURN

The amount of the Income Payments provided by the portion of the Premium Payment allocated to provide a stream of variable income depends on the assumption made about future investment performance after the deduction of the mortality and expense risk charge and the fund expenses. This assumption is called the Assumed Investment Return ("AIR"). The AIR not only is one of the factors that determines the initial level of income, but also how future investment performance affects variable Income Payments. Currently, we offer a 3.5% and a 5% AIR.

A higher AIR of 5% will result in a larger initial Annuity Payment, but future increases in the variable Income Payment will be smaller than with a lower AIR of 3.5%. If net performance (that is, after deducting all charges) is exactly equal to the AIR, the level of the variable Income Payments will not change. If net performance is less than the AIR, variable Income Payments will decrease.
If net performance is more than the AIR, variable Income Payments will increase.

                             ACCESS TO YOUR MONEY

GENERALLY

Depending on the Payout Option you select and whether you are the Payee, you may receive Income Payments according to the Payout Option you select. The Contract is designed to meet long-term financial goals. Due to certain restrictions on withdrawals, the Contract is not suitable as a short-term investment.

WITHDRAWAL RIGHTS

FULL WITHDRAWALS ARE PERMITTED UNDER THE CONTRACT IF YOU ELECTED PAYOUT OPTION 5 - CERTAIN PERIOD AT THE TIME OF APPLICATION (WITH CERTAIN OTHER REQUIREMENTS, AS DISCUSSED BELOW, ALSO BEING MET).

Under Payout Option 5, you will receive Income Payments for the "certain period." If you do not elect Payout Option 5, you will not be permitted to withdraw value from the Contract, other than through Income Payments.

All full withdrawal requests must be made in writing to USL. USL reserves the right to require that the signature(s) on a withdrawal request be guaranteed by a member firm of a major stock exchange or other depository institution qualified to give such a guarantee. USL may also require the signatures be properly notarized under state law.

USL will pay a full withdrawal to you within five business days of receipt of a proper request and instructions satisfactory to USL.

No withdrawals will be permitted from amounts in the Fixed Account. This includes amounts automatically moved to the Fixed Account to provide for Semi-Annual Benefit Leveling. Also, if you have selected Semi-Annual Benefit Leveling, a full withdrawal will not be permitted from the variable investment options during any six month Semi-Annual Benefit Leveling period.

Withdrawal Charge. We will assess a Withdrawal Charge for a full withdrawal from the Contract. This charge will be deducted from the net proceeds of the full withdrawal. The Withdrawal Charge is:

           CONTRACT YEAR                  WITHDRAWAL CHARGE
           -------------                  -----------------
           1-8                            1% of the amount withdrawn
           9 and up                       no charge

Withdrawal Procedures. You may elect a full withdrawal based on the present value of the variable Income Payments remaining in the certain period for Payout Option 5.

While the number of Annuity Income Units for each Division will generally remain constant, this prospectus, on page 28 under "Annuity Income Units" lists three exceptions to that rule. One of those exceptions applies if you make a full withdrawal of the present value of all Variable Income Payments remaining under Payout Option 5.

Withdrawal Limitations. In determining the value available for a full withdrawal, only the present value of the variable Income Payments remaining in the Certain Period will be used. No withdrawals may be made from the Fixed Account. After a full withdrawal, any fixed Income Payments will continue under the terms of your Contract.

EXAMPLE OF A FULL WITHDRAWAL FOR A CERTAIN PERIOD CONTRACT

   . Owner chooses Variable Income Payments for a 360-month (30 year) certain period payout, 5.00% AIR, premium = $196,636.07, benefit = $1,000 per month.

   . Owner wants to take a full withdrawal when there are 316 certain payments left, the next payment to be paid in 10 days.

   . Owner would be paid the net withdrawal amount less any applicable tax withholdings.

   .   If a full withdrawal is taken:

         Gross withdrawal =................................ $178,019.51
         Withdrawal charge* =.............................. $  1,780.20
         Net withdrawal =.................................. $176,239.31
         Remaining number of certain period benefits.......           0
         New benefit =..................................... $      0.00

       * Withdrawal charge applies during first 8 years of Contract

Taxes on Withdrawals. Please read the tax discussion in this prospectus for information relating to withdrawals from your Contract, as well as other taxable events. This information is general in nature and is not intended as tax advice. It is based on current law and interpretations, which may change. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

DEFERMENT OF PAYMENTS

We may suspend or postpone making variable Income Payments from your Contract or processing transfer requests for an undetermined period of time when:

   .   the NYSE is closed (other than weekend and holiday closings);

   .   trading on the NYSE is restricted;

   . an emergency exists (as determined by the SEC or other appropriate regulatory authority) such that disposal of or determination of the value of Annuity Income Units is not reasonably practicable; or

   .   the SEC by order so permits for the protection of investors.

                                 DEATH BENEFIT

SUCCESSION OF CONTRACT OWNERSHIP

Upon the death of any Contract Owner, ownership rights, if any, under this Contract will succeed to the following persons in the following order unless otherwise indicated on your Contract application:

   (1) the surviving Contract Owner, if any;

   (2) the Annuitant(s), if any;

   (3) the Beneficiary(ies), if any; and

   (4) the estate or successors of the last Contract Owner to die.

NOTIFICATION OF DEATH

The death of any Contract Owner, Annuitant or Payee must be reported to USL immediately. USL will require certified proof of death in the following form:

   .   a certified copy of the death certificate; and/or

   . a certified copy of a decree from a court of competent jurisdiction as to the finding of death.

USL reserves the right to recover any overpayments made on Income Payments because of failure to notify USL of death. The Contract Owner, and any successor Contract Owner is liable to USL for any overpayments of Income Payments made. USL is not responsible for any incorrect Income Payments made that result from the failure to notify USL immediately of such death.

DEATH OF THE CONTRACT OWNER AND/OR ANNUITANT

The following table provides information on how the Contract treats the death of the Contract Owner and/or Annuitant based on certain factors, such as when the death occurs and whether or not the Contract Owner and the Annuitant are the same person.

                             DEATH BENEFIT WHEN         DEATH BENEFIT WHEN
                             CONTRACT OWNER AND         CONTRACT OWNER AND
                           ANNUITANT ARE THE SAME   ANNUITANT ARE NOT THE SAME
                                   PERSON                     PERSON
                          ------------------------  --------------------------
DEATH OF CONTRACT OWNER
Before Annuity Start Date Current value of certain  Current value of life
                          period payments; if the   contingent and certain
                          Contract has no certain   period payments
                          period, no payments will
                          be made

On or After Annuity       Remaining certain period  None, the Contract remains
Start Date                payments                  in force according to the
                                                    Contract's succession of
                                                    ownership

DEATH OF ANNUITANT

Before Annuity Start Date Current value of certain  Certain period payments;
                          period payments; if the   if the contract has no
                          contract has no certain   certain period, no
                          period, no payments will payments will be made be made

On or After Annuity       Remaining certain period  Remaining certain period
Start Date                payments                  payments

   IMPORTANT NOTE: AS DESCRIBED IN THE TABLE ABOVE, IF THE ANNUITANT (AND THE JOINT ANNUITANT, IF ANY) DIES PRIOR TO THE ANNUITY START DATE, AND THE PAYOUT OPTION CHOSEN IS BASED ON A LIFE CONTINGENCY ONLY (I.E., NO CERTAIN PERIOD IS ELECTED; RATHER, PAYOUT OPTION 1 OR 3 IS ELECTED), THEN THE CONTRACT WILL TERMINATE WITH NO FURTHER INCOME PAYMENTS OR BENEFITS DUE TO ANY PARTY TO THE CONTRACT. USL WILL RETAIN YOUR PREMIUM PAYMENT.

DESIGNATION OF BENEFICIARY

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the application if the annuity Payout Option selected provides for a Beneficiary. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may make the designation of Beneficiary irrevocable. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary.

                                  PERFORMANCE

Occasionally, we may advertise certain performance information concerning one or more of the Divisions, including average annual total return and yield information. A Division's performance information is based on its past performance only and is not intended as an indication of future performance.

Average annual total return is based on the overall dollar or percentage change in value of a hypothetical investment. When we advertise the average annual total return of a Division, it reflects changes in the fund share price, the automatic reinvestment by the Division of all distributions, and the deduction of Contract charges. Average annual total return is the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period.

When we advertise the yield of a Division, we will calculate it based upon a given thirty-day period. The yield is determined by dividing the net investment income earned by the Division during the period by the value of the Division on the last day of the period.

When we advertise the performance of the money market Division, we may advertise the yield or the effective yield in addition to the average annual total return. The yield of the money market Division refers to the income generated by an investment in that Division over a seven-day period. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 12 month period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized the income earned by an investment in the money market Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

Average annual total return at the Separate Account level is lower than at the Fund level because it is reduced by the mortality and expense risk charge. Similarly, yield and effective yield at the variable account level are lower than at the Fund level because they are reduced by the mortality and expense risk charge and the administrative charge.

Performance information for a Division may be compared in reports and advertising to:

   (1) the Standard & Poor's 500 Stock Index, Dow Jones Industrial Average, Donoghue Money Market Institutional Averages, indices measuring corporate bond and government security prices as prepared by Lehman Brothers, Inc. and Salomon Brothers, or other indices measuring performance of a pertinent group of securities so that investors may compare a fund's results with those of a group of securities widely regarded by investors as representative of the securities markets in general;

   (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services (a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets), or tracked by other ratings services, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria;

   (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract; and

   (4) indices or averages of alternative financial products available to prospective investors, including the Bank Rate Monitor which monitors average returns of various bank instruments.

                                     TAXES

INTRODUCTION

The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax advisor to determine the specific federal tax treatment of your Contract based on your individual factual situation. Not all of the information we have included may be applicable to your Contract. This discussion is based on current law and interpretations, which may change. For a discussion of federal income taxes as they relate to the Funds, please see the Funds' prospectuses. No attempt is made to consider any applicable state or other tax laws. We do not guarantee the tax status of your Contract.

ANNUITY CONTRACTS IN GENERAL

The Code provides special rules regarding the tax treatment of annuity Contracts. Generally, you will not be taxed on the earnings in an annuity Contract until you take the money out. Different rules apply depending on how you take the money out and whether your Contract is qualified or non-qualified as explained below.

TAX TREATMENT OF DISTRIBUTIONS - QUALIFIED CONTRACTS

If you purchase your Contract under a (qualified) tax-favored retirement plan or account, your Contract is referred to as a Qualified Contract. Examples of qualified plans or accounts are:

   .   Individual Retirement Annuities ("IRA");

   . Tax Deferred Annuities (governed by Code Section 403(b) and referred to as "403(b) Plans or TSAs");

   .   Keogh Plans; and

   . Employer-sponsored pension and profit sharing arrangements such as 401(k) plans.

DISTRIBUTIONS IN GENERAL

Generally, with Qualified Contracts you have not paid any taxes on the money used to buy the Contract or on any earnings. Therefore, any amount you take out as Income Payments or as a withdrawal will be taxable income. In addition, a 10% tax penalty may apply to the taxable income.

This 10% tax penalty does not apply:

   . in general, where the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated Beneficiary;

   .   where the taxpayer is age 59 1/2 or older;

   .   where payment is made on account of death;

   .   where the payment is made on account of the taxpayer's disability;

   . where the payment is made to pay certain medical expenses, certain health insurance premiums, certain higher education expenses or qualified first home purchases;

   .   in some cases, upon separation from service on or after age 55; or

   .   certain other limited circumstances.

Withdrawals Where Income Start Date Is Before Age 59 1/2 -- A Withdrawal May Trigger a 10% Tax Penalty Unless an Exception Applies. If the Income Start Date is before age 59 1/2 and you relied on the exception for substantially equal payments to avoid the 10% penalty, it should be noted that a withdrawal from the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing the substantially equal payments. In that event, payments excepted from the 10% penalty tax by reason of the exception for substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal (or other modification) and is equal to the tax that would have been imposed had the exception not applied. Interest is also due for the period between when the tax would have been imposed and when the tax is recaptured. The possible application of this recapture tax should be considered before making a withdrawal from the Contract. You should also contact your tax advisor before taking withdrawals.

EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual Income
         Payments of $10,000 from a traditional individual retirement annuity. Since this is a Qualified Contract with no tax basis, each payment of $10,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2, respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a withdrawal. In 2003, A must pay the 10% penalty tax on the Income Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the Internal Revenue Service ("IRS") a recapture tax of $2,000 (10% of 10,000 each year for 2 years) plus interest.

Individual Retirement Annuities ("IRA"). Code Sections 408 and 408A permit eligible individuals to contribute to a traditional IRA or to a Roth IRA. By attachment of an endorsement that reflects the requirements of Code
Section 408(b), the Contracts may be issued as a traditional IRA. By attachment of an endorsement that reflects the requirements of Code Section 408A, the contracts may be issued as a Roth IRA.

Contracts issued in connection with an IRA are subject to limitations on eligibility, maximum contributions, and time of distribution. Most IRAs cannot accept additional contributions after the owner reaches 70 1/2, and must also begin required distributions at that age-these rules do not apply to a Roth IRA. On December 23, 2008, the Worker, Retiree and Employer Recovery Act of 2008 (the "2008 Act") was signed into law. The 2008 Act waives the required minimum distribution rules for individual retirement plans for calendar year 2009. At this time, it is unclear whether the 2009 required minimum distribution waiver applies to Annuity Payments such as those that would be distributed under your Contract. You should consult your tax adviser with any questions you have about the 2009 required minimum distribution waiver legislation, its application to your Contract and whether Annuity Payments made under your Contract in 2009 can be rolled over tax-free under the 2008 Act. The 2008 Act does not address any waiver for calendar year 2010 or any subsequent year.

Distributions from certain retirement plans qualifying for federal tax advantages may be rolled over into a traditional IRA. In addition, distributions from a traditional IRA may be rolled over to another IRA or qualified plan, or converted into a Roth IRA, provided certain conditions are met. Purchases of the Contract for use with IRAs are subject to special requirements, including the requirement that informational disclosure be given to each person desiring to establish an IRA. That person must be given the opportunity to affirm or reverse a decision to purchase the Contract.

Rollovers. Distributions from Code Section 401 qualified plans or 403(b) Plans (other than non-taxable distributions representing a return of capital, distributions meeting the minimum distribution requirement, distributions for the life or life expectancy of the recipient(s) or distributions that are made over a period of more than 10 years) are eligible for tax-free rollover within 60 days of the date of distribution, but are also subject to federal income tax withholding at a 20% rate unless paid directly to another qualified plan, 403(b) Plan, or traditional IRA. A prospective owner considering use of the Contract in this manner should consult a competent tax adviser with regard to the suitability of the Contract for this purpose and for information concerning the tax law provisions applicable to qualified plans, 403(b) Plans, and IRAs. Rollovers may also occur between one Roth IRA and another Roth IRA.

Beginning in 2006, employers are permitted to offer a separate Roth account as part of their 401(k) or 403(b) employer pension plan, and employees may designate a portion of their plan contributions for deposit to a Roth account. Under Code Section 402A, distributions from such Roth 401(k) or Roth 403(b) accounts can be directly or indirectly rolled into a Roth IRA. Such rollovers are not subject to tax or penalty and are exempt from both the annual contribution and the conversion limitations.

Conversions. If you have modified adjusted gross income of $100,000 or less for the tax year, not including the conversion, you can convert previously untaxed funds from a traditional IRA to a Roth IRA. The funds removed from the traditional IRA are taxable in the year of the conversion, but no penalty tax applies. If you had established any Roth IRA at least 5 years prior to taking a Roth withdrawal, or have had a conversion IRA for at least 5 years, distributions are tax free as long as you have the attained age of 59 1/2, your distributions are made on account of disability or death, or you withdraw up to $10,000 in conjunction with a first-time home purchase.

TAX TREATMENT OF DISTRIBUTIONS - NON-QUALIFIED CONTRACTS

General. For Income Payments, generally a portion of each payment will be considered a return of your premium and will not be taxed. The remaining portion of each payment is taxed at ordinary income rates. The nontaxable portion of variable Income Payments (also known as "Exclusion Amount") is generally determined by a formula that establishes a specific dollar amount of each payment that is not taxed.

After the full amount of your Premium Payment has been recovered tax-free, the full amount of subsequent Income Payments will be taxable. If Income Payments stop due to the death of the Annuitant before the full amount of your Premium Payment has been recovered, a tax deduction is allowed for the unrecovered amount.

Withdrawals. For payments made upon full withdrawal from the annuity Contract, the taxable portion is the amount received in excess of the remaining investment in the Contract.

Withdrawal May Trigger an Additional 10% Tax Penalty Unless an Exception Applies. If a taxable distribution is made under the Contract, an additional tax of 10% of the amount of the taxable distribution may apply.

This additional tax in general does not apply where:

   . the payment is made under an immediate annuity Contract, defined for these purposes as an annuity (1) purchased with a single premium,
       (2) the Annuity Starting Date of which commences within one year from the date of the purchase of the annuity, and (3) which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period;

   . the payment is a part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his designated Beneficiary;

   .   the taxpayer is age 59 1/2 or older;

   .   the payment is made on account of the taxpayer's disability;

   .   the payment is made on account of death;

   .   and in certain other circumstances.

It should be noted that a withdrawal of the Contract after the Income Start Date but before the later of the taxpayer's reaching age 59 1/2 or 5 years after the Income Start Date would be treated as changing substantially equal payments. In that event, payments excepted from the 10% penalty tax because they were considered part of substantially equal payments would be subject to recapture. The recaptured tax is imposed in the year of the withdrawal (or other modification) and is equal to the tax that would have been imposed (plus interest) had the exception not applied. The possible application of this recapture tax should be considered before making a withdrawal from the Contract. You should also seek the advice of your tax advisor.

EXAMPLE: Individual A is age 57 1/2 when he begins to receive annual Income
         Payments of $10,000. Of each annuity payment, $3,000 is subject to tax. He receives payments in 2000, 2001 and 2002 when he is 57 1/2, 58 1/2 and 59 1/2 respectively. The amounts are not subject to the 10% penalty tax because the payments are substantially equal payments. In 2003, when A is age 60 1/2, he takes a withdrawal. In 2003, A must pay the 10% penalty tax on the Income Payments received in 2000 and 2001, and interest thereon. Therefore, A would owe the IRS a recapture tax of $600 (10% of 3,000 each year for 2 years) plus interest.

NON-QUALIFIED CONTRACTS OWNED BY NON-NATURAL PERSONS

As a general rule, non-qualified annuity contracts held by a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. This rule does not apply where the non-natural person is only the nominal owner, such as a trust or other entity acting as an agent for a natural person. There is also an exception to this general rule for immediate annuity contracts as defined in the prior section. Corporations, trusts and other similar entities, other than natural persons, seeking to take advantage of this exception for immediate annuity contracts should consult with a tax advisor.

SECTION 1035 EXCHANGES

Code Section 1035 generally provides that no gain or loss shall be recognized on the exchange of a life insurance, endowment or annuity contract for an annuity contract unless money or other property is distributed as part of the exchange. Special rules and procedures apply to Section 1035 transactions. Prospective owners wishing to take advantage of Section 1035 of the Code should consult their tax advisors.

DIVERSIFICATION AND INVESTOR CONTROL

The Code imposes certain diversification requirements on the underlying investments for a variable annuity to be treated as a variable annuity for tax purposes. We believe that the Funds are being managed so as to comply with these requirements.

There is limited guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, would be considered the owner of the shares of the Funds. If any guidance on this point is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the Contract, could be treated as the owner of assets in the Funds. We reserve the right to make changes to the Contract we think necessary to see that it qualifies as a variable annuity Contract for tax purposes.

WITHHOLDING

We are required to withhold federal income taxes on Income Payments and withdrawals that include taxable income unless the Payee elects not to have any withholding or in certain other circumstances. If you do not provide a social security number or other taxpayer identification number, you will not be permitted to elect out of withholding. Special withholding rules apply to payments made to non-resident aliens.

For withdrawals, we are required to withhold 10% of the taxable portion of any withdrawal or lump sum distribution unless you elect out of withholding. For Income Payments, we will withhold on the taxable portion of Income Payments based on a withholding certificate you file with us. If you do not file a certificate, you will be treated, for purposes of determining your withholding rates, as a married person with three exemptions.

You are liable for payment of federal income taxes on the taxable portion of any withdrawal, distribution, or annuity payment. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

                               OTHER INFORMATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of New York. USL's home office address is 70 Pine Street, New York, New York 10270. USL is an indirect wholly owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including USL. The commitments under the Contracts are USL's, and American International Group, Inc. has no legal obligation to back those commitments.

On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group, Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.9% of the aggregate voting power of American International Group, Inc.'s common stock and is entitled to approximately 79.9% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

As a result of the issuance of the Stock, a change in control of American International Group, Inc. has occurred. The change of control does not in any way alter USL's obligations to its Contract Owners.

USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

GUARANTEE OF INSURANCE OBLIGATIONS

Insurance obligations under the Contracts are guaranteed by American Home Assurance Company ("American Home"), an affiliate of USL. Insurance obligations include, without limitation, Payout Options with lifetime guarantees, Death Benefits and Contract values invested in the Fixed Account. The guarantee does not guarantee Contract value or the investment performance of the variable investment options available under the Contracts. The guarantee provides that Contract Owners can enforce the guarantee directly.

USL expects that the American Home guarantee will be terminated in the near future. However, the insurance obligations on Contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Premium Payments or other payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of USL.

DISTRIBUTION OF THE CONTRACT

Individuals who sell the Contracts will be licensed by State insurance authorities as agents of USL. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with USL, or
(2) other broker-dealer firms, which are not affiliated with USL. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

American General Equity Services Corporation ("AGESC") is the principal underwriter and distributor of the Contracts. AGESC is located at 2727-A Allen Parkway, 2-G7, Houston, Texas 77019. AGESC is a Delaware corporation and an affiliate of USL (AGESC is an indirect wholly owned subsidiary of American International Group, Inc.). AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC is also the principal underwriter for USL's Separate Account USL VL-R, as well as the underwriter for various separate accounts of other USL affiliates. These separate accounts are registered investment companies. AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

USL offers the Contracts on a continuous basis.

USL compensates broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for compensation of up to 4.0% of Premium Payments that Owners make.

USL may agree to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described under "Expenses."

LEGAL PROCEEDINGS

USL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, USL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on USL's results of operations, cash flows and financial position.

                             FINANCIAL STATEMENTS

The Financial Statements of USL, the Separate Account and American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-242-4079.

                                  APPENDIX A

                 HYPOTHETICAL ILLUSTRATIONS OF INCOME PAYMENTS

We have prepared the following tables to show how variable Income Payments under the Contract change with investment performance over an extended period of time. The tables illustrate how monthly Income Payments would vary over time if the return on assets in the selected Divisions were a uniform gross annual rate of 0%, 4.84%, 6.00%, 8%, 10%, or 12%. The values would be different from those shown if the returns averaged 0%, 4.84%, 6.00%, 8%, 10%, or 12%, but fluctuated over and under those averages throughout the years.

The tables reflect the current total separate account annual expenses, which are equivalent to an annual charge of 0.55%. (The values would be lower than those shown if the maximum of 1.25% was used.) The amounts shown in the tables also take into account the arithmetic average of the Funds' management fees and operating expenses at an annual rate of approximately 0.79% of the average daily net assets of the Funds. Actual fees and expenses of the Funds associated with your Contract may be more or less than 0.79%, will vary from year to year, and will depend on your allocation. See the section in this prospectus entitled "Fee Tables" for more complete details. The monthly Income Payments are illustrated on a pre-tax basis. The federal income tax treatment of Income Payment considerations is generally described in the section of this prospectus entitled "Taxes."

The tables show both the gross rate and the net rate. The difference between gross and net rates represents the 0.55% for total separate account annual expenses and the assumed 0.79% for investment management and operating expenses after contractual reimbursement or fee waiver. Since these charges are deducted daily from assets, the difference between the gross and net rate is not exactly 1.34%.

Two sets of tables follow -- one set for a male age 65 and the other for a female age 65. The first table in each set assumes that 100% of the single Premium Payment is allocated to a variable investment option. The second assumes that 50% of the single Premium Payment is allocated to the Fixed Account using the fixed annuity rates we offered on the Payout Option at the time this illustration was prepared. Both sets of tables assume that a lifetime income with ten years certain was purchased.

When part of the single Premium Payment has been allocated to the Fixed Account, the certain minimum Income Payments resulting from this allocation is also shown. The illustrated variable Income Payments use an Assumed Investment Return ("AIR") of 3.5% per year. Thus, actual net performance greater than 3.5% per year will result in increasing Income Payments and actual net performance less than 3.5% per year will result in decreasing Income Payments. We currently offer AIRs of 3.5% and 5%; in the future we may offer alternative Assumed Investment Returns. Fixed Income Payments will not vary from what was elected. Initial monthly Income Payments under a fixed Payout Option are generally higher than initial payments under a variable Payout Option.

These tables show the monthly Income Payments for several hypothetical constant assumed rates of returns. Of course, actual investment performance will not be constant and may be volatile, so expect your variable Income Payments to fluctuate. Upon request, and when you are considering a Payout Option, we will furnish a comparable illustration based on your individual circumstances, including purchase rates and the mortality and expense risk charge that would apply.

                          INCOME PAYMENT ILLUSTRATION
                                (100% VARIABLE)
                       SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: MALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                     FREQUENCY OF INCOME PAYMENTS: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $663.90

Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $559.58

Illustrative amounts below assume 100% of the single Premium Payment is allocated to a variable Payout Option.

Assumed investment return at which monthly variable Income Payments remain constant: 3.50%.

                                          MONTHLY INCOME PAYMENTS
                                    WITH AN ASSUMED RATE OF RETURN OF:
                            ---------------------------------------------------
                                                   GROSS
                            0.00%    4.84%   6.00%   8.00%   10.00%    12.00%
                            ------- ------- ------- ------- --------- ---------
 PAYMENT  CALENDAR ATTAINED                         NET
  YEAR      YEAR     YEAR   -1.34%   3.50%   4.66%   6.66%   8.66%     10.66%
 -------  -------- -------- ------- ------- ------- ------- --------- ---------
   1        2009      65    $559.58 $559.58 $559.58 $559.58 $  559.58 $  559.58
   2        2010      66    $533.39 $559.58 $565.83 $576.64 $  587.46 $  598.27
   3        2011      67    $508.43 $559.58 $572.15 $594.23 $  616.72 $  639.64
   4        2012      68    $484.64 $559.58 $578.55 $612.35 $  647.45 $  683.86
   5        2013      69    $461.96 $559.58 $585.01 $631.03 $  679.71 $  731.15
   10       2018      74    $363.52 $559.58 $618.43 $733.29 $  866.75 $1,021.37
   15       2023      79    $286.05 $559.58 $653.75 $852.14 $1,105.27 $1,426.81
   20       2028      84    $225.10 $559.58 $691.10 $990.24 $1,409.42 $1,993.17

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE YEARS AND FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

                          INCOME PAYMENT ILLUSTRATION
                           (50% VARIABLE/50% FIXED)
                       SINGLE PREMIUM PAYMENT: $100,000
                                   SEX: MALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                     FREQUENCY OF INCOME PAYMENTS: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $663.90

Illustrative amounts below assume 50% of the single Premium Payment is allocated to a variable Payout Option.

Assumed investment return at which monthly variable Income Payments remain constant: 3.50%.

Monthly Income Payments will vary with investment performance, but will never be less than $331.95. The monthly guaranteed Income Payment of $331.95 is being provided by the $50,000 applied under the fixed Payout Option.

                                          MONTHLY INCOME PAYMENTS
                                    WITH AN ASSUMED RATE OF RETURN OF:
                            ---------------------------------------------------
                                                   GROSS
                            0.00%    4.84%   6.00%   8.00%   10.00%    12.00%
                            ------- ------- ------- ------- --------- ---------
 PAYMENT  CALENDAR ATTAINED                         NET
  YEAR      YEAR     YEAR   -1.34%   3.50%   4.66%   6.66%   8.66%     10.66%
 -------  -------- -------- ------- ------- ------- ------- --------- ---------
   1        2009      65    $611.74 $611.74 $611.74 $611.74 $  611.74 $  611.74
   2        2010      66    $598.65 $611.74 $614.87 $620.27 $  625.68 $  631.09
   3        2011      67    $586.17 $611.74 $618.03 $629.07 $  640.31 $  651.77
   4        2012      68    $574.27 $611.74 $621.22 $638.13 $  655.68 $  673.88
   5        2013      69    $562.93 $611.74 $624.46 $647.47 $  671.80 $  697.53
   10       2018      74    $513.71 $611.74 $641.17 $698.60 $  765.33 $  842.64
   15       2023      79    $474.98 $611.74 $658.83 $758.02 $  884.59 $1,045.35
   20       2028      84    $444.50 $611.74 $677.50 $827.07 $1,036.66 $1,328.54

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE YEARS AND FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

                          INCOME PAYMENT ILLUSTRATION
                                (100% VARIABLE)
                       SINGLE PREMIUM PAYMENT: $100,000
                                  SEX: FEMALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                     FREQUENCY OF INCOME PAYMENTS: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $622.87

Variable monthly Income Payment based on current rates, if 100% variable for Payout Option selected: $518.14

Illustrative amounts below assume 100% of the single Premium Payment is allocated to a variable Payout Option.

Assumed investment return at which monthly variable Income Payments remain constant: 3.50%.

                                          MONTHLY INCOME PAYMENTS
                                    WITH AN ASSUMED RATE OF RETURN OF:
                            ---------------------------------------------------
                                                   GROSS
                            0.00%    4.84%   6.00%   8.00%   10.00%    12.00%
                            ------- ------- ------- ------- --------- ---------
 PAYMENT  CALENDAR ATTAINED                         NET
  YEAR      YEAR     YEAR   -1.34%   3.50%   4.66%   6.66%   8.66%     10.66%
 -------  -------- -------- ------- ------- ------- ------- --------- ---------
   1        2009      65    $518.14 $518.14 $518.14 $518.14 $  518.14 $  518.14
   2        2010      66    $493.89 $518.14 $523.93 $533.94 $  543.95 $  553.97
   3        2011      67    $470.78 $518.14 $529.78 $550.22 $  571.05 $  592.27
   4        2012      68    $448.75 $518.14 $535.70 $567.00 $  599.50 $  633.22
   5        2013      69    $427.75 $518.14 $541.69 $584.29 $  629.37 $  677.00
   10       2018      74    $336.60 $518.14 $572.63 $678.99 $  802.56 $  945.74
   15       2023      79    $264.87 $518.14 $605.34 $789.03 $1,023.42 $1,321.14
   20       2028      84    $208.43 $518.14 $639.92 $916.91 $1,305.05 $1,845.56

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE YEARS AND FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUND THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

                          INCOME PAYMENT ILLUSTRATION
                           (50% VARIABLE/50% FIXED)
                       SINGLE PREMIUM PAYMENT: $100,000
                                  SEX: FEMALE
                                    AGE: 65
         PAYOUT OPTION SELECTED: LIFE ANNUITY WITH 10 YEARS GUARANTEED
                     FREQUENCY OF INCOME PAYMENTS: MONTHLY

Fixed monthly Income Payment based on current rates, if 100% fixed for Payout Option selected: $622.87

Illustrative amounts below assume 50% of the single Premium Payment is allocated to a variable Payout Option.

Assumed investment return at which monthly variable Income Payments remain constant: 3.50%.

Monthly Income Payments will vary with investment performance, but will never be less than $311.43. The monthly guaranteed Income Payment of $311.43 is being provided by the $50,000 applied under the fixed Payout Option.

                                           MONTHLY INCOME PAYMENTS
                                     WITH AN ASSUMED RATE OF RETURN OF:
                              -------------------------------------------------
                                                    GROSS
                              0.00%    4.84%   6.00%   8.00%  10.00%   12.00%
                              ------- ------- ------- ------- ------- ---------
  PAYMENT   CALENDAR ATTAINED                        NET
   YEAR       YEAR     YEAR   -1.34%   3.50%   4.66%   6.66%  8.66%    10.66%
 ---------  -------- -------- ------- ------- ------- ------- ------- ---------
     1        2009      65    $570.50 $570.50 $570.50 $570.50 $570.50 $  570.50
     2        2010      66    $558.38 $570.50 $573.40 $578.40 $583.41 $  588.42
     3        2011      67    $546.82 $570.50 $576.32 $586.54 $596.96 $  607.57
     4        2012      68    $535.81 $570.50 $579.28 $594.93 $611.18 $  628.04
     5        2013      69    $525.31 $570.50 $582.28 $603.58 $626.12 $  649.93
    10        2018      74    $479.73 $570.50 $597.75 $650.93 $712.71 $  784.30
    15        2023      79    $443.87 $570.50 $614.10 $705.95 $823.14 $  972.00
    20        2028      84    $415.65 $570.50 $631.39 $769.89 $963.96 $1,234.22

THE ASSUMED RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND ARE NOT A REPRESENTATION OF PAST OR FUTURE PERFORMANCE. ACTUAL PERFORMANCE RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY THE CONTRACT OWNER AND THE VARIOUS RATES OF RETURN OF THE FUNDS SELECTED. THE AMOUNT OF THE INCOME PAYMENT WOULD BE DIFFERENT FROM THAT SHOWN IF THE ACTUAL PERFORMANCE AVERAGED THE ASSUMED RATES OF RETURN SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES DURING THE YEARS AND FROM YEAR TO YEAR. SINCE IT IS HIGHLY LIKELY THAT THE PERFORMANCE WILL FLUCTUATE FROM MONTH TO MONTH, MONTHLY INCOME PAYMENTS (BASED ON THE VARIABLE ACCOUNT) WILL ALSO FLUCTUATE. NO REPRESENTATION CAN BE MADE BY THE COMPANY OR THE FUNDS THAT THIS HYPOTHETICAL PERFORMANCE CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

Notes: Income Payments are made during the Annuitant's lifetime. Benefits vary depending on the Payout Option selected. The hypothetical performance above illustrates a lifetime income with 10 years of payments certain. If the Annuitant dies before payments have been made for the certain period, payments will continue to be paid to the Beneficiary for the remainder of the period. The cumulative amount of Income Payments received depends on how long the Annuitant lives after the certain period.

The illustrated net assumed rates of return reflect the deduction of average fund expenses, the mortality and expense risk charge and administrative charge from the gross rates of return. The illustration assumes annuity starting date is the contract date.

         TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

 GENERAL INFORMATION.........................................................

   USL.......................................................................

   Separate Account USL VA-R.................................................

   American Home Assurance Company...........................................

 SERVICES....................................................................

 DISTRIBUTION OF THE CONTRACTS...............................................

 PERFORMANCE INFORMATION.....................................................

   Performance Data..........................................................

    Average Annual Total Return Calculations.................................

    Fund Performance Calculations............................................

    VALIC Co. I Money Market I Fund Investment Option Yield and Effective
      Yield Calculations.....................................................

 CONTRACT PROVISIONS.........................................................

   Variable Income Payments..................................................

   Annuity Income Unit Value.................................................

   Net Investment Factor.....................................................

   Misstatement of Age or Gender.............................................

   Evidence of Survival......................................................

 ADDITIONAL INFORMATION ABOUT THE CONTRACTS..................................

   Gender neutral policies...................................................

   Certain Arrangements......................................................

   Our General Account.......................................................

 MATERIAL CONFLICTS..........................................................

 FINANCIAL STATEMENTS........................................................

   Separate Account Financial Statements.....................................

   USL Financial Statements..................................................

   American Home Financial Statements........................................

 INDEX TO FINANCIAL STATEMENTS...............................................

   Separate Account USL VA-R Financial Statements............................

   USL Financial Statements..................................................

   American Home Financial Statements........................................

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                 PRIVACY NOTICE

--------------------------------------------------------------------------
American General Life Companies      .   We have physical, electronic,
knows that your privacy is               and procedural safeguards in
important. You have received this        place that were designed to
notice as required by law and            protect Nonpublic Personal
because you are now or may be a          Information.
customer of one of our companies.
This notice will advise you of the   .   We do not share Nonpublic
types of Nonpublic Personal              Personal Information about you
Information we collect, how we use       except as allowed by law.
it, and what we do to protect your
privacy.                             .   We may disclose all types of
                                         Nonpublic Personal Information
"Nonpublic Personal Information"         that we collect, including
refers to personally identifiable        information regarding your
information that is not available        transactions or experiences
to the public.                           with us, when needed, to:

"Employees, Representatives,            (i) Our Employees,
Agents, and Selected Third Parties"     Representatives, Agents, and
refers to individuals or entities       Selected Third Parties, as
who act on our behalf.                  permitted by law; or

..   Our Employees, Representatives,     (ii) other organizations with
    Agents, and Selected Third          which we have joint marketing
    Parties may collect Nonpublic       agreements as permitted by law.
    Personal Information about you,
    including information:           .   The types of companies and
                                         persons to whom we may
   .   Given to us on applications       disclose Nonpublic Personal
       or other forms;                   Information as permitted by
                                         law include: banks; attorneys;
   .   About transactions with us,       trustees; third-party
       our affiliates, or third          administrators; insurance
       parties;                          agents; insurance companies;
                                         insurance support
   .   From others, such as credit       organizations; credit
       reporting agencies,               reporting agencies; registered
       employers, and federal and        broker-dealers; auditors;
       state agencies.                   regulators; and reinsurers.

..   The types of Nonpublic Personal  .   We do not share your Nonpublic
    Information we collect depends       Personal Health Information
    on the products we offer to you      unless authorized by you or
    and may include your: name;          allowed by law.
    address; Social Security
    Number; account balances;        .   Our privacy policy applies, to
    income; assets; insurance            the extent required by law, to
    premiums; coverage and               our agents and representatives
    beneficiaries; credit reports;       when they are acting on behalf
    marital status; and payment          of American General Life
    history. We may also collect         Companies.
    Nonpublic Personal Health
    Information, such as medical     .   You will be notified if our
    reports, to underwrite               privacy policy changes.
    insurance policies, process
    claims, or for other related     .   Our privacy policy applies to
    functions.                           current and former customers.

..   We restrict access to Nonpublic  THIS PRIVACY NOTICE IS PROVIDED
    Personal Information to those    FOR YOUR INFORMATION ONLY. YOU DO
    Employees, Representatives,      NOT NEED TO CALL OR TAKE ANY
    Agents, or Selected Third        ACTION.
    Parties who provide products or
    services to you and who have
    been trained to handle
    Nonpublic Personal Information
    as described in this Notice.

..   We have policies and procedures
    that direct our Employees,
    Representatives, Agents and
    Selected Third Parties acting
    for us, on how to protect and
    use Nonpublic Personal
    Information.

--------------------------------------------------------------------------

This Privacy Notice is provided on   CALIFORNIA, NEW MEXICO AND VERMONT
behalf of the following companies:   RESIDENTS ONLY:
AGC Life Insurance Company, AIG
Life Insurance Company, AIG Life of  Following the law of your state,
Bermuda, Ltd., AIG Premier           we will not disclose nonpublic
Insurance Company, AIG Worldwide     personal financial information
Life Insurance of Bermuda, Ltd,      about you to nonaffiliated third
American General Assurance Company,  parties (other than as permitted
American General Equity Services     by law) unless you authorize us to
Corporation, American General        make that disclosure. Your
Indemnity Company, American General  authorization must be in writing.
Life and Accident Insurance          If you wish to authorize us to
Company, American General Life       disclose your nonpublic personal
Insurance Company, American General  financial information to
Property Insurance Company of        nonaffiliated third parties, you
Florida, American General Property   may write to us at: American
Insurance Company, American          General Life Companies Service
International Life Assurance         Center, P.O. Box 4373, Houston,
Company of New York, Delaware        Texas 77210-4373.
American Life Insurance Company,
Pacific Union Assurance Company,     (C) 2009. All rights reserved.
The United States Life Insurance
Company in the City of New York.

                                                           AGLC0375-STF Rev0209

 For additional information about the
 Platinum Investor(R) Immediate
 Variable Annuity Contracts and the
 Separate Account, you may request a
 copy of the Statement of Additional
 Information (the "SAI"), dated May 1,
 2009. We have filed the SAI with the
 SEC and have incorporated it by
 reference into this prospectus. You
 may obtain a free copy of the SAI and
 the Contract or Fund prospectuses if
 you write us at our Administrative
 Center, which is located at 2727-A
 Allen Parkway, Houston, Texas 77019,
 Attention: SPIA Operations, 2-D1, or
 call us at 1-800-242-4079. You may
 also obtain the SAI from a USL
 representative through which the
 Contracts may be purchased. Additional
 information about the Platinum
 Investor Immediate Variable Annuity
 Contracts is available to individuals
 considering purchasing a Contract,
 upon request to the same address or
 phone number printed above.

 Information about the Separate
 Account, including the SAI, can also
 be reviewed and copied at the SEC's
 Office of Investor Education and
 Advocacy in Washington, D.C. Inquiries
 on the operations of the Office of
 Investor Education and Advocacy may be
 made by calling the SEC at
 1-202-942-8090. Reports and other
 information about the Separate Account
 are available on the SEC's Internet
 site at http://www.sec.gov and copies
 of this information may be obtained,
 upon payment of a duplicating fee, by
 writing the Office of Investor
 Education and Advocacy of the SEC,
 100 F Street N.E., Washington, D.C.
 20549.

 Contracts issued by:
 THE UNITED STATES LIFE INSURANCE
 COMPANY IN THE CITY OF NEW YORK
 70 Pine Street, New York, New York
 10270

 PLATINUM INVESTOR IMMEDIATE VARIABLE
 ANNUITY
 Contract Form Number 03017N

 Available only in the state of New York

 DISTRIBUTED BY AMERICAN GENERAL EQUITY
 SERVICES CORPORATION
 Member FINRA

 The underwriting risks, financial
 obligations and support functions
 associated with the products issued by
 USL are its responsibility. USL is
 responsible for its own financial
 condition and contractual obligations.

                                                    [LOGO OF IMSA]
                                                INSURANCE MARKET PLACE
                                                STANDARDS ASSOCIATION]

                                            Membership in IMSA applies only
                                          to The United States Life Insurance
                                            Company in the City of New York
                                               and not to its products.

 (C) 2009. All rights reserved.                 ICA File No. 811-09007

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL VA-R

                 PLATINUM INVESTOR(R) IMMEDIATE VARIABLE ANNUITY

               SINGLE PREMIUM IMMEDIATE VARIABLE ANNUITY CONTRACT

                                    ISSUED BY

        THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                              SPIA OPERATIONS 2-D1

                    P.O. BOX 3018, HOUSTON, TEXAS 77019-2116

                 TELEPHONE: 1-800-242-4079; FAX: 1-713-620-3139

                       STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 1, 2009

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VA-R (the "Separate Account" or "Separate Account USL VA-R") dated May 1, 2009, describing the Platinum Investor Immediate Variable Annuity ("Platinum Investor Annuity") single premium immediate variable annuity contract (the "Contract" or "Contracts"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("USL") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                                TABLE OF CONTENTS

GENERAL INFORMATION........................................................    3
   USL.....................................................................    3
   Separate Account USL VA-R...............................................    3
   American Home Assurance Company.........................................    4
SERVICES...................................................................    4
DISTRIBUTION OF THE CONTRACTS..............................................    5
PERFORMANCE INFORMATION....................................................    5
   Performance Data........................................................    6
      Average Annual Total Return Calculations.............................    6
      Fund Performance Calculations........................................    8
      ARC I Money Market I Fund Investment Option Yield and Effective
         Yield Calculations................................................   10
CONTRACT PROVISIONS........................................................   11
   Variable Income Payments................................................   11
   Annuity Income Unit Value...............................................   11
   Net Investment Factor...................................................   11
   Misstatement of Age or Gender...........................................   12
   Evidence of Survival....................................................   12
ADDITIONAL INFORMATION ABOUT THE CONTRACTS.................................   12
      Gender neutral policies..............................................   12
      Certain Arrangements.................................................   13
      Our General Account..................................................   13
MATERIAL CONFLICTS.........................................................   13
FINANCIAL STATEMENTS.......................................................   14
   Separate Account Financial Statements...................................   14
   USL Financial Statements................................................   14
   American Home Financial Statements......................................   15
INDEX TO FINANCIAL STATEMENTS..............................................   15
   Separate Account USL VA-R Financial Statements..........................   15
   USL Financial Statements................................................   15
   American Home Statutory Basis Financial Statements......................   16

                               GENERAL INFORMATION

USL

     We are The United States Life Insurance Company in the City of New York ("USL"). USL is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. USL is an indirect wholly-owned subsidiary of American International Group, Inc. American International Group, Inc., a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities, financial services and asset management in the United States and internationally. American General Life Companies is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including USL. The commitments under the Contracts are USL's, and American International Group, Inc. has no legal obligation to back those commitments.

     On March 4, 2009, American International Group, Inc. issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of American International Group, Inc.'s Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to American International Group, Inc. by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between American International Group, Inc. and the FRBNY. The Stock has preferential liquidation rights over American International Group, Inc. common stock, and, to the extent permitted by law, votes with American International Group, Inc.'s common stock on all matters submitted to American International Group, Inc.'s shareholders. The Trust has approximately 79.9% of the aggregate voting power of American International Group, Inc.'s common stock and is entitled to approximately 79.9% of all dividends paid on American International Group, Inc.'s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

     USL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. USL's membership in IMSA applies only to USL and not its products.

SEPARATE ACCOUNT USL VA-R

     We hold the Fund shares in which any of your single premium payment is invested in the divisions of Separate Account USL VA-R. Separate Account USL VA-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

     For record keeping and financial reporting purposes, Separate Account USL VA-R is divided into 57 separate "divisions," 45 of which are available under the Contracts offered by the

Contract prospectus as variable "investment options." One of these 45 divisions are offered under other USL contracts. The remaining 12 divisions are available only under other USL contracts. We hold the Fund shares in which we invest your single premium payment for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

     The assets in Separate Account USL VA-R are our property. The assets in the Separate Account may not be used to pay any liabilities of USL other than those arising from the Contracts. USL is obligated to pay all amounts under the Contracts due the Contract Owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

     American Home Assurance Company ("American Home") is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of American International Group, Inc. and an affiliate of USL.

                                    SERVICES

     USL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. USL and AGLC are each indirect wholly-owned subsidiaries of American International Group, Inc. and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to USL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2008, 2007 and 2006, USL paid AGLC for these services $146,282,821, $124,096,933 and $123,054,762, respectively.

     USL and American International Group, Inc. are parties to a service and expense agreement. Under the service and expense agreement, American International Group, Inc. may provide services to USL and certain other life insurance companies under the American International Group, Inc. holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.

     We have not designed the Contracts for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                          DISTRIBUTION OF THE CONTRACTS

     American General Equity Services Corporation ("AGESC"), 2727-A Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of USL, is the principal underwriter and distributor of the Contracts for the Separate Account under a Distribution Agreement between AGESC and USL. AGESC also acts as principal underwriter for USL's other separate accounts and for the separate accounts of certain USL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Contracts.

     The Contracts are offered on a continuous basis.

     Individuals who sell the Contracts will be licensed by State insurance authorities as agents of USL. The individuals will also be registered representatives of (1) broker-dealer firms that are affiliated with USL, or (2) other broker-dealer firms, which are not affiliated with USL. However, some individuals may be representatives of firms that are exempt from broker-dealer regulation.

     USL compensates broker-dealers that sell the Contracts according to one or more compensation schedules. The schedules provide for commissions of up to 4% of premium payments that Contract Owners make.

     USL has also agreed to pay certain broker-dealers an additional promotional allowance. This promotional allowance compensates these certain broker-dealers for additional training and promotional expenses incurred in the promotion and sale of the Contracts. None of these distribution expenses results in any additional charges under the Contracts that are not described in the Contract prospectus.

                             PERFORMANCE INFORMATION

     From time to time, we may quote performance information for the divisions of Separate Account USL VA-R in advertisements, sales literature, or reports to Contract Owners or prospective investors.

     We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner's Income Payments. We also may present the yield or total return of the division based on a hypothetical investment in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the sales charge, and withdrawal charge. We also may present the yield or total return of the investment option in which a division invests.

     We may compare a division's performance to that of other variable annuity separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of USL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

     Performance information for any division reflects the performance of a hypothetical Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. You should not consider such performance information to be an estimate or guarantee of future performance.

PERFORMANCE DATA

     The following tables show the past performance data for the Contracts. The first table shows the average annual total return calculations of the variable investment options. The first table includes all of the noninsurance charges: one-time contract charge, mortality and expense risk charge, administrative charge, sales charge, and withdrawal charge.

     The second table shows the average annual total returns of the Funds underlying the variable investment options. The second table does not reflect any charges of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

     Average Annual Total Return Calculations. Each variable investment option may advertise its average annual total return. We calculate each variable investment option's average annual total return quotation under the following standard method:

     . We take a hypothetical $10,000 investment in each variable investment option on the first day of the period at the maximum offering price ("Initial Investment").

     . We calculate the ending redeemable value ("Redeemable Value") of that investment at the end of 1, 3, 5 and 10 year period. If the Average Annual Total Return for a variable investment option is not available for a stated period, we may show the Average Annual Total Return since the variable investment option inception. The Redeemable Value reflects the effect of the mortality and expense risk charge, the administrative charge, the sales charge and the withdrawal charge.

     .    We divide the Redeemable Value by the Initial Investment.

     . We take this quotient to the Nth root (N representing the number of years in the period), subtract 1 from the result, and express the result as a percentage.

     Average annual total return quotations for the variable investment options for the period ended December 31, 2008 are shown in the table below.

             VARIABLE INVESTMENT OPTION AVERAGE ANNUAL TOTAL RETURNS
      WITH DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                           (THROUGH DECEMBER 31, 2008)

                                                                                                             SINCE     INVESTMENT
                                                                                                           INVESTMENT    OPTION
                                                                                                             OPTION    INCEPTION
INVESTMENT OPTION*                                            1 YEAR  3 YEARS/1/  5 YEARS/1/  10 YEARS/1/  INCEPTION      DATE
----------------------------------------------------------   -------  ----------  ----------  -----------  ----------  ----------
ARC I International Equities Fund/2/                         -43.71%     -9.34%       n/a         n/a         0.08%     2/2/2004
ARC I Mid Cap Index Fund/2/                                  -37.24%     -9.76%       n/a         n/a        -1.54%     2/2/2004
ARC I Money Market I Fund/2/                                   1.67%      3.27%       n/a         n/a         2.50%     2/2/2004
ARC I Nasdaq-100(R) Index Fund/2/                            -42.73%    -10.52%       n/a         n/a        -4.91%     2/2/2004
ARC I Science & Technology Fund/2/                           -46.28%    -12.85%       n/a         n/a        -7.70%     2/2/2004
ARC I Small Cap Index Fund/2/                                -34.83%     -9.28%       n/a         n/a        -2.77%     2/2/2004
ARC I Stock Index Fund/2/                                    -37.55%     -9.17%       n/a         n/a        -3.51%     2/2/2004
AIM V.I. International Growth Fund - Series I                -40.71%     -4.80%       n/a         n/a         3.94%     2/2/2004
Alger American Capital Appreciation Portfolio -
   Class O Shares                                            -45.44%     -4.92%       n/a         n/a         0.22%    6/29/2004
Alger American MidCap Growth Portfolio - Class O Shares      -58.58%    -15.96%       n/a         n/a        -7.75%    6/29/2004
American Century VP Inflation Protection Fund - Class II      -2.14%      2.50%       n/a         n/a         3.08%    6/29/2004
American Century VP Value Fund - Class I                     -27.18%     -6.76%       n/a         n/a        -1.16%     2/2/2004
Credit Suisse Small Cap Core I Portfolio/3/                  -34.96%    -12.57%       n/a         n/a        -7.58%     2/2/2004
Fidelity VIP Asset Manager(SM) Portfolio - Service Class 2   -29.30%     -4.80%       n/a         n/a        -1.75%     2/2/2004
Fidelity VIP Contrafund(R) Portfolio - Service Class 2       -43.01%     -9.68%       n/a         n/a        -0.39%     2/2/2004
Fidelity VIP Equity-Income Portfolio - Service Class 2       -43.13%    -11.93%       n/a         n/a        -4.84%     2/2/2004
Fidelity VIP Freedom 2020 Portfolio - Service Class 2        -33.17%      n/a         n/a         n/a        -9.19%     5/1/2006
Fidelity VIP Freedom 2025 Portfolio - Service Class 2        -34.73%      n/a         n/a         n/a        -9.91%     5/1/2006
Fidelity VIP Freedom 2030 Portfolio - Service Class 2        -38.51%      n/a         n/a         n/a       -11.62%     5/1/2006
Fidelity VIP Growth Portfolio - Service Class 2              -47.60%    -11.23%       n/a         n/a        -6.32%     2/2/2004
Fidelity VIP Mid Cap Portfolio - Service Class 2             -39.94%     -8.34%       n/a         n/a         1.55%    6/29/2004
Franklin Templeton Franklin Small Cap Value Securities
   Fund - Class 2                                            -33.38%     -9.05%       n/a         n/a        -1.67%    6/29/2004
Franklin Templeton Franklin U.S. Government Fund - Class 2     7.00%      5.48%       n/a         n/a         4.80%    6/29/2004
Franklin Templeton Mutual Shares Securities Fund - Class 2   -37.45%     -8.83%       n/a         n/a        -2.07%    6/29/2004
Franklin Templeton Templeton Foreign Securities Fund -
   Class 2                                                   -40.71%     -6.31%       n/a         n/a         0.77%     2/2/2004
Janus Aspen International Growth Portfolio - Service
   Shares/4/                                                 -52.49%     -4.10%       n/a         n/a         5.89%     2/2/2004
Janus Aspen Mid Cap Growth Portfolio - Service Shares/5/     -44.17%     -8.67%       n/a         n/a        -0.01%     2/2/2004
JPMorgan Small Company Portfolio/6/                          -32.36%    -10.13%       n/a         n/a        -1.36%     2/2/2004
MFS(R) VIT New Discovery Series - Initial Class              -39.66%    -11.52%       n/a         n/a        -6.25%     2/2/2004
MFS(R) VIT Research Series - Initial Class                   -36.44%     -7.70%       n/a         n/a        -1.32%     2/2/2004
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I      -43.68%     -7.84%       n/a         n/a         0.23%     2/2/2004
Oppenheimer Balanced Fund/VA - Non-Service Shares            -43.78%    -13.76%       n/a         n/a        -6.99%    6/29/2004
Oppenheimer Global Securities Fund/VA - Non-Service Shares   -40.52%     -9.71%       n/a         n/a        -0.78%    6/29/2004
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio -
   Administrative Class                                      -44.10%      n/a         n/a         n/a       -14.99%     5/1/2006
PIMCO VIT Real Return Portfolio - Administrative Class        -7.54%      0.62%       n/a         n/a         2.05%     2/2/2004

             VARIABLE INVESTMENT OPTION AVERAGE ANNUAL TOTAL RETURNS
      WITH DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                           (THROUGH DECEMBER 31, 2008)

                                                                                                             SINCE     INVESTMENT
                                                                                                           INVESTMENT    OPTION
                                                                                                             OPTION    INCEPTION
INVESTMENT OPTION*                                            1 YEAR  3 YEARS/1/  5 YEARS/1/  10 YEARS/1/  INCEPTION      DATE
----------------------------------------------------------   -------  ----------  ----------  -----------  ----------  ----------
PIMCO VIT Short-Term Portfolio - Administrative Class         -0.86%      2.23%       n/a         n/a         1.91%     2/2/2004
PIMCO VIT Total Return Portfolio - Administrative Class        4.22%      5.19%       n/a         n/a         4.29%     2/2/2004
Pioneer Mid Cap Value VCT Portfolio - Class I                -33.94%      n/a         n/a         n/a       -10.69%     5/1/2006
Putnam VT Diversified Income Fund - Class IB                 -31.20%     -9.01%       n/a         n/a        -4.01%    6/29/2004
Putnam VT International Growth and Income Fund - Class IB    -46.32%    -10.25%       n/a         n/a        -0.71%     2/2/2004
SunAmerica Aggressive Growth Portfolio - Class 1             -52.90%    -19.32%       n/a         n/a        -9.88%    6/29/2004
SunAmerica Balanced Portfolio - Class 1                      -26.30%     -5.21%       n/a         n/a        -1.99%    6/29/2004
Van Kampen LIT Growth and Income Portfolio - Class I         -32.41%     -7.21%       n/a         n/a        -0.45%     2/2/2004
Vanguard VIF High Yield Bond Portfolio                       -22.38%     -5.37%       n/a         n/a        -1.57%    6/29/2004
Vanguard VIF REIT Index Portfolio                            -37.59%    -11.44%       n/a         n/a        -0.67%    6/29/2004

------------
* The performance figures in the table reflect the investment performance for the Division for the stated periods and should not be used to infer that future performance will be the same.

/1./ "N/A" indicates data is not available for the stated period. None of the investment options has an inception date earlier than February 2, 2004, the effective date of the registration statement.

/2./ Effective May 1, 2009, AIG Retirement Company I ("ARC I") changed its name to VALIC Company I.

/3./ Effective May 1, 2009, Credit Suisse Small Cap Core I Portfolio changed its name to Credit Suisse U.S. Equity Flex I Portfolio.

/4./ Effective May 1, 2009, Janus Aspen International Growth Portfolio -
     Service Shares changed its name to Janus Aspen Overseas Portfolio - Service Shares.

/5./ Effective May 1, 2009, Janus Aspen Mid Cap Growth Portfolio - Service
     Shares changed its name to Janus Aspen Enterprise Portfolio - Service
     Shares.

/6./ Effective April 24, 2009, JPMorgan Small Company Portfolio merged with and into JPMorgan Insurance Trust Small Cap Equity Portfolio - Class 1. Subsequently on April 24, 2009, JPMorgan Insurance Trust Small Cap Equity Portfolio - Class 1 changed its name to JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1.

     Fund Performance Calculations. Each variable investment option may advertise the performance for the corresponding Fund in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Fund in which the variable investment option invest may pre-date the effective date of the variable investment option being offered in the Contract.

     The table below provides the actual historical performance of the corresponding Fund in which each of these variable investment options invests. Unlike the previous table of variable investment option average annual total return calculations, the information in the table below does not reflect the charges and deductions of the Separate Account or of the Contracts. If these charges were reflected, then the Fund average annual total return calculations would be lower than what is currently shown.

                        FUND AVERAGE ANNUAL TOTAL RETURNS
    WITHOUT DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                           (THROUGH DECEMBER 31, 2008)

                                                                                                              SINCE        FUND
                                                                                                               FUND      INCEPTION
FUND                                                             1 YEAR  3 YEARS  5 YEARS/1/  10 YEARS/1/  INCEPTION/2/    DATE
--------------------------------------------------------------  -------  -------  ----------  -----------  ------------  ---------
ARC I International Equities Fund                               -43.40%   -8.84%     0.88%      -0.87%          *         10/02/89
ARC I Mid Cap Index Fund                                        -36.89%   -9.26%    -0.55%       4.03%          *         10/01/91
ARC I Money Market I Fund                                         2.23%    3.84%     3.00%       3.12%          *         01/16/86
ARC I Nasdaq-100(R) Index Fund                                  -42.42%  -10.02%    -4.09%        n/a        -12.42%      10/01/00
ARC I Science & Technology Fund                                 -45.99%  -12.37%    -6.86%      -6.81%          *         04/29/94
ARC I Small Cap Index Fund                                      -34.47%   -8.78%    -1.38%       2.61%          *         05/01/92
ARC I Stock Index Fund                                          -37.21%   -8.67%    -2.52%      -1.73%          *         04/20/87
AIM V.I. International Growth Fund - Series I                   -40.38%   -4.28%     5.10%       1.99%          *         05/05/93
Alger American Capital Appreciation Portfolio - Class O Shares  -45.13%   -4.40%     1.59%       0.81%          *         01/25/95
Alger American MidCap Growth Portfolio - Class O Shares         -58.36%  -15.50%    -5.61%       0.49%          *         05/03/93
American Century VP Inflation Protection Fund - Class II         -1.59%    3.06%     3.30%        n/a          3.68%      12/31/02
American Century VP Value Fund - Class I                        -26.78%   -6.24%    -0.21%       3.95%          *         05/01/96
Credit Suisse Small Cap Core I Portfolio                        -34.60%  -12.08%    -6.02%      -1.73%          *         06/30/95
Fidelity VIP Asset Manager(SM) Portfolio - Service Class 2      -28.95%   -4.29%    -0.86%       0.42%          *         09/06/89
Fidelity VIP Contrafund(R) Portfolio - Service Class 2          -42.69%   -9.18%     0.13%       1.67%          *         01/03/95
Fidelity VIP Equity-Income Portfolio - Service Class 2          -42.81%  -11.44%    -3.99%      -0.44%          *         10/09/86
Fidelity VIP Freedom 2020 Portfolio - Service Class 2           -32.80%   -6.19%      n/a         n/a         -2.30%      04/26/05
Fidelity VIP Freedom 2025 Portfolio - Service Class 2           -34.36%   -6.71%      n/a         n/a         -2.53%      04/26/05
Fidelity VIP Freedom 2030 Portfolio - Service Class 2           -38.17%   -8.12%      n/a         n/a         -3.48%      04/26/05
Fidelity VIP Growth Portfolio - Service Class 2                 -47.31%  -10.74%    -5.00%      -3.29%          *         10/09/86
Fidelity VIP Mid Cap Portfolio - Service Class 2                -39.61%   -7.83%     2.86%      10.63%          *         12/28/98
Franklin Templeton Franklin Small Cap Value Securities
   Fund - Class 2                                               -33.02%   -8.54%     0.58%        n/a          5.71%      01/06/99
Franklin Templeton Franklin U.S. Government Fund - Class 2        7.59%    6.06%     4.80%        n/a          5.32%      01/06/99
Franklin Templeton Mutual Shares Securities Fund - Class 2      -37.11%   -8.33%    -0.83%        n/a          3.51%      01/06/99
Franklin Templeton Templeton Foreign Securities Fund - Class 2  -40.38%   -5.80%     1.77%       1.74%          *         05/01/97
Janus Aspen International Growth Portfolio - Service Shares     -52.23%   -3.57%     7.03%       4.92%          *         05/02/94
Janus Aspen Mid Cap Growth Portfolio - Service Shares           -43.86%   -8.17%     0.89%      -0.71%          *         09/13/93
JPMorgan Small Company Portfolio                                -31.98%   -9.64%    -0.60%       1.99%          *         12/31/94
MFS(R) VIT New Discovery Series - Initial Class                 -39.33%  -11.03%    -4.62%       1.54%          *         05/01/98
MFS(R) VIT Research Series - Initial Class                      -36.09%   -7.19%    -0.03%      -1.35%          *         07/26/95
Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I         -43.37%   -7.33%     1.04%       0.22%          *         11/03/97
Oppenheimer Balanced Fund/VA - Non-Service Shares               -43.47%  -13.28%    -5.70%       0.16%          *         02/09/87
Oppenheimer Global Securities Fund/VA - Non-Service Shares      -40.19%   -9.21%     0.39%       5.22%          *         11/12/90
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio -
   Administrative Class                                         -43.79%  -12.44%     n/a          n/a         -3.51%      06/30/04
PIMCO VIT Real Return Portfolio - Administrative Class           -7.03%    1.18%     2.87%        n/a          6.85%      09/30/99
PIMCO VIT Short-Term Portfolio - Administrative Class            -0.31%    2.79%     2.44%        n/a          3.39%      09/30/99

                        FUND AVERAGE ANNUAL TOTAL RETURNS
    WITHOUT DEDUCTION OF ANY APPLICABLE SEPARATE ACCOUNT OR CONTRACT CHARGES
                           (THROUGH DECEMBER 31, 2008)

                                                                                                              SINCE        FUND
                                                                                                               FUND      INCEPTION
FUND                                                             1 YEAR  3 YEARS  5 YEARS/1/  10 YEARS/1/  INCEPTION/2/    DATE
--------------------------------------------------------------  -------  -------  ----------  -----------  ------------  ---------
PIMCO VIT Total Return Portfolio - Administrative Class           4.79%    5.77%     4.92%       5.63%          *         12/31/97
Pioneer Mid Cap Value VCT Portfolio - Class I                   -33.58%   -7.57%     0.79%       6.08%          *         03/01/95
Putnam VT Diversified Income Fund - Class IB                    -30.82%   -8.51%    -2.93%       1.42%          *         09/15/93
Putnam VT International Growth and Income Fund - Class IB       -46.02%   -9.76%     0.29%       1.87%          *         01/02/97
SunAmerica Aggressive Growth Portfolio - Class 1                -52.67%  -18.88%    -7.49%      -3.49%          *         06/03/96
SunAmerica Balanced Portfolio - Class 1                         -25.86%   -4.67%    -1.17%      -1.28%          *         06/03/96
Van Kampen LIT Growth and Income Portfolio - Class I            -32.03%   -6.70%     0.43%       3.57%          *         12/23/96
Vanguard VIF High Yield Bond Portfolio                          -21.95%   -4.85%    -0.80%       1.72%          *         06/03/96
Vanguard VIF REIT Index Portfolio                               -37.25%  -10.95%     0.61%        n/a          7.26%      02/09/99

------------
/1./ "N/A" indicates data is not available for the stated period.

/2./ "*" indicates SEC rules that require us to show return information for no more than 10 years.

     ARC I Money Market I Fund Investment Option Yield and Effective Yield Calculations. We calculate the ARC I Money Market I Fund Investment Option's yield by a standard method that the SEC prescribes. Under that method, we base the current yield quotation on a seven day period and calculate that yield as follows:

     . We take the net change in the value of your single premium payment during the period.

     . We divide that net change by the value of your single premium payment at the beginning of the period to obtain the base period return.

     . We multiply the base period return by the fraction 365/7 to obtain the current yield figure.

     . We carry the current yield figure to the nearest one-hundredth of one percent.

     We do not include realized capital gains or losses and unrealized appreciation or depreciation of the Option's division in the calculation. The ARC I Money Market I Fund Investment Option's historical yield for the seven day period ended December 31, 2008 was 0.61%.

     We determine the ARC I Money Market I Fund Investment Option's effective yield by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for the effective yield is: (base period return +1) raised to the power of (365/7) - 1. The ARC I Money Market I Fund Investment Option's historical effective yield for the seven day period ended December 31, 2008 was 0.61%. Yield and effective yield do not reflect the deduction of any Separate Account or Contract charges.

     The yield and effective yield calculations above do not reflect the Daily charge (mortality and expense risk charge) or any other noninsurance or insurance-related charges and deductions of the Separate Account. If these charges had been reflected, then the yield and effective yield calculations would have been lower than what is currently shown.

                               CONTRACT PROVISIONS

VARIABLE INCOME PAYMENTS

     A variable annuity is an annuity whose payments are not predetermined as to dollar amount and will vary in amount with the net investment results of the applicable divisions. When you pay your single premium payment, we calculate the number of Annuity Income Units associated with each Income Payment determined by our currently used rate factor and the Annuity Income Unit Values.

ANNUITY INCOME UNIT VALUE

     The value of an Annuity Income Unit for each division was arbitrarily set initially at $100 for the Contracts. This was done when the first underlying Fund shares were purchased for the Contracts. The Annuity Income Unit Value at the end of any subsequent Valuation Period is determined by multiplying the division's Annuity Income Unit Value for the immediately preceding Valuation Period by the quotient of (a) and (b) where:

     (a) is the net investment factor (described below) for the Valuation Period for which the Annuity Income Unit Value is being determined; and

     (b)  is the Assumed Investment Return for such Valuation Period.

     The Assumed Investment Return adjusts for the rate of return assumed in determining the first variable Income Payment. Such factor for any Valuation Period shall be the accumulated value, at the end of such period, of $1.00 deposited at the beginning of such period at the Assumed Investment Return rate.

NET INVESTMENT FACTOR

     The net investment factor is used to determine how investment results of a Fund and Contract fees and charges affect the Annuity Income Unit Value of the division from one Valuation Period to the next. The net investment factor for each division for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

     (a)  is equal to:

          (i) the net asset value per share of the underlying Fund held in the division determined at the end of that Valuation Period, plus

          (ii) the per share amount of any dividend or capital gain distribution made by the underlying Fund held in the division if the "ex-dividend" date occurs during that same Valuation Period, plus or minus

          (iii) a per share charge or credit, which we determine, for changes in tax reserves resulting from investment operations of the division.

     (b)  is equal to:

          (i) the net asset value per share of the underlying Fund held in the division determined as of the end of the prior Valuation Period, plus or minus

          (ii) the per share charge or credit for any change in tax reserves for the prior Valuation Period.

     (c) is equal to the mortality and expense risk charge rate and administrative charge rate for the Valuation Period.

     The net investment factor may be greater or less than the Assumed Investment Return. Therefore, the Annuity Income Unit Value may increase or decrease from Valuation Period to Valuation Period.

MISSTATEMENT OF AGE OR GENDER

     We will require proof of the age and gender of the Annuitant before making any Income Payment provided for by the Contract. If the age or gender of the Annuitant has been misstated, we will compute the amount payable based on the correct age and gender. If Income Payments have begun, any underpayment that may have been made will be paid in full with the next Income Payments, including interest at the annual rate of 3%. Any overpayments, including interest at the annual rate of 3% will be deducted from future annuity payments until we are repaid in full.

EVIDENCE OF SURVIVAL

     If a Contract provision requires that a person be alive, we may require due proof that the person is alive before we act under that provision.

                   ADDITIONAL INFORMATION ABOUT THE CONTRACTS

     Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer Contracts for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we reserve the right to offer the Contracts on both a gender-neutral and a sex-distinct basis subject to state and other regulatory approval.

     Certain Arrangements. Most of the advisers or administrators of the Funds make certain payments to us for certain administrative, Contract, and Contract owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.15% to 0.35% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Contract owners.

     Our General Account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Contract's Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of USL in addition to those arising from the Contracts. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC have not reviewed the disclosures that are included in the Contract prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                               MATERIAL CONFLICTS

     We are required to track events to identify any material conflicts from using underlying Funds for both variable universal life and variable annuity separate accounts. The boards of the Funds, USL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

     .    state insurance law or federal income tax law changes;

     .    investment management of an underlying Fund changes; or

     . voting instructions given by owners of variable universal life insurance contracts and variable annuity contracts differ.

     The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more investment portfolio may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

     If there is a material conflict, we have the duty to determine appropriate action, including removing the underlying Funds involved from investment by our variable investment options. We may take other action to protect Contract Owners. This could mean delays or interruptions of the variable operations.

     When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an underlying Fund's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to Contract Owners.

     Under the Investment Company Act of 1940, we must get your approval for certain actions involving our Separate Account. In this case, you have one vote for every $100 of value you have in the variable investment options. We cast votes credited to amounts in the variable investment options not credited to Contracts in the same proportion as votes cast by Contract Owners.

                              FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP ("PwC"), located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for the Separate Account, USL and American Home. American International Group, Inc. uses PwC as its corporate-wide auditing firm.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

     The statement of net assets as of December 31, 2008 and the related statement of operations for the period then ended and the statement of changes in net assets for each of the two years in the period ended December 31, 2008 of the Separate Account, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

     As of the date of this SAI, none of the assets of the Separate Account were attributable to the Contracts.

USL FINANCIAL STATEMENTS

     The balance sheets of USL as of December 31, 2008 and 2007 (restated) and the related statements of income (loss), shareholder's equity, comprehensive income (loss) and cash flows for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been so included in reliance on the report of PwC (which contains an explanatory paragraph relating to the Company's restatement of its financial statements as described in Note 19 to the financial statements), an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


AMERICAN HOME FINANCIAL STATEMENTS

     The statutory financial statements of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2008 and 2007, and the related statutory financial statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2008, included in this Statement of Additional Information, have been so included in reliance on the report of PwC, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

                          INDEX TO FINANCIAL STATEMENTS

     You should consider the financial statements of USL that we include in this SAI as bearing on the ability of USL to meet its obligations under the Contracts.

     You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home to meet its obligations as guarantor under a guarantee agreement.

I.   Separate Account USL VA-R Financial Statements

Report of Independent Registered Public Accounting Firm
Statement of Net Assets as of December 31, 2008
Statement of Operations for the period ended December 31, 2008
Statement of Changes in Net Assets for the years ended December 31, 2008 and
   2007, except as indicated
Notes to Financial Statements

II.  USL Financial Statements

Report of  Independent Registered Public Accounting Firm
Balance Sheets as of December 31, 2008 and 2007 (restated)
Statement of Income (Loss) for the years ended December 31, 2008, 2007
   (restated) and 2006 (restated)
Statement of Shareholder's Equity for the years ended December 31, 2008, 2007
   (restated) and 2006 (restated)
Statement of Comprehensive Income (Loss) for the years ended December 31, 2008,
   2007 (restated) and 2006 (restated)
Statement of Cash Flows for the years ended December 31, 2008, 2007 (restated)
   and 2006 (restated)
Notes to Financial Statements

III.  American Home Statutory Basis Financial Statements

Report of Independent Auditors
Statements of Admitted Assets as of December 31, 2008 and 2007
Statements of Liabilities, Capital and Surplus as of December 31, 2008 and 2007 Statements of Income and Changes in Capital and Surplus for the years ended
   December 31, 2008, 2007 and 2006
Statements of Cash Flow for the years ended December 31, 2008, 2007 and 2006 Notes to Statutory Basis Financial Statements

[LOGO] AMERICAN GENERAL LIFE COMPANIES

                                         [LOGO] GENERATIONS(R) VARIABLE ANNUITY
                                                      Separate Account USL VA-R
                                                               Variable Annuity

                                                                           2008

                                                                  Annual Report

                                                              December 31, 2008

               THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

[LOGO] PRICEWATERHOUSECOOPERS LLP

                                                     PRICEWATERHOUSECOOPERS LLP
                                                     1201 LOUISIANA
                                                     SUITE 2900
                                                     HOUSTON TX 77002-5678
                                                     TELEPHONE (713)  356 4000
                                                     FACSIMILE (713)  356 4717

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The United States Life Insurance Company in the City of New York and Contract Owners of The United States Life Insurance Company in the City of New York Separate Account USL VA-R:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Divisions listed in Note A of The United States Life Insurance Company in the City of New York Separate Account USL VA-R (the "Separate Account") at December 31, 2008, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the two periods then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares owned at December 31, 2008 by correspondence with the investment companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 29, 2009

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF NET ASSETS
DECEMBER 31, 2008

                                                                                                                   NET ASSETS
                                                       Due from (to) The United            Contract   Contract   ATTRIBUTABLE TO
                                         Investment     States Life Insurance              owners -   owners -      CONTRACT
                                       securities - at  Company in the City of             annuity  accumulation      OWNER
Divisions                                fair value            New York         NET ASSETS reserves   reserves      RESERVES
-------------------------------------  --------------- ------------------------ ---------- -------- ------------ ---------------
UIF Capital Growth Portfolio - Class
  I Shares                                 $24,529               $--             $24,529     $--      $24,529        $24,529
UIF Global Value Equity Portfolio -
  Class I Shares                            64,525                (1)             64,524      --       64,524         64,524
UIF High Yield Portfolio - Class I
  Shares                                     5,402                --               5,402      --        5,402          5,402
UIF International Magnum Portfolio -
  Class I Shares                            19,860                --              19,860      --       19,860         19,860
UIF U.S. Mid Cap Value Portfolio -
  Class I Shares                            36,195                --              36,195      --       36,195         36,195
UIF Value Portfolio - Class I Shares        43,372                --              43,372      --       43,372         43,372
Van Kampen LIT Capital Growth
  Portfolio - Class I                        1,509                (1)              1,508      --        1,508          1,508
Van Kampen LIT Enterprise Portfolio -
  Class I                                      730                 1                 731      --          731            731
Van Kampen LIT Growth and Income
  Portfolio - Class I                       25,427                (1)             25,426      --       25,426         25,426

                            See accompanying notes.

                                 USL VA-R - 2

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2008

                                       A           B          A+B=C          D              E             F           C+D+E+F
                                             Mortality and                                          Net change in     INCREASE
                                   Dividends  expense risk     NET                    Capital gain    unrealized   (DECREASE) IN
                                     from         and       INVESTMENT  Net realized  distributions  appreciation    NET ASSETS
                                    mutual   administrative   INCOME   gain (loss) on  from mutual  (depreciation) RESULTING FROM
Divisions                            funds      charges       (LOSS)    investments       funds     of investments   OPERATIONS
---------------------------------  --------- -------------- ---------- -------------- ------------- -------------- --------------
UIF Capital Growth Portfolio -
  Class I Shares                    $   69      $  (489)      $ (420)      $  (10)       $    --       $(21,390)      $(21,820)
UIF Global Value Equity Portfolio
  - Class I Shares                   2,308       (1,260)       1,048        1,011         26,080        (75,658)       (47,519)
UIF High Yield Portfolio - Class
  I Shares                             601          (91)         510          (61)            --         (2,153)        (1,704)
UIF International Magnum
  Portfolio - Class I Shares           922         (408)         514          245          3,602        (21,379)       (17,018)
UIF U.S. Mid Cap Value Portfolio
  - Class I Shares                     444         (732)        (288)         613         16,185        (43,243)       (26,733)
UIF Value Portfolio - Class I
  Shares                             1,936         (831)       1,105         (915)         9,750        (36,570)       (26,630)
Van Kampen LIT Capital Growth
  Portfolio - Class I                   12          (33)         (21)         (30)            --         (1,449)        (1,500)
Van Kampen LIT Enterprise
  Portfolio - Class I                   11          (15)          (4)         (12)            --           (557)          (573)
Van Kampen LIT Growth and Income
  Portfolio - Class I                  753         (500)         253         (732)         1,264        (14,736)       (13,951)

                            See accompanying notes.

                                 USL VA-R - 3

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                    Divisions
                                                   ---------------------------------------------------------------------------
                                                      UIF Capital      UIF Global Value    UIF High Yield    UIF International
                                                   Growth Portfolio - Equity Portfolio - Portfolio - Class I Magnum Portfolio -
                                                     Class I Shares     Class I Shares         Shares          Class I Shares
                                                   ------------------ ------------------ ------------------- ------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                         $   (420)          $  1,048            $   510            $    514
   Net realized gain (loss) on investments                   (10)             1,011                (61)                245
   Capital gain distributions from mutual funds               --             26,080                 --               3,602
   Net change in unrealized appreciation
     (depreciation) of investments                       (21,390)           (75,658)            (2,153)            (21,379)
                                                        --------           --------            -------            --------
Increase (decrease) in net assets resulting from
  operations                                             (21,820)           (47,519)            (1,704)            (17,018)
                                                        --------           --------            -------            --------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or
     fixed rate option                                     2,469               (101)                 2                 264
   Contract withdrawals                                      (21)           (20,000)                (9)             (5,000)
                                                        --------           --------            -------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                   2,448            (20,101)                (7)             (4,736)
                                                        --------           --------            -------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (19,372)           (67,620)            (1,711)            (21,754)
NET ASSETS:
   Beginning of year                                      43,901            132,144              7,113              41,614
                                                        --------           --------            -------            --------
   End of year                                          $ 24,529           $ 64,524            $ 5,402            $ 19,860
                                                        ========           ========            =======            ========
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                         $   (604)          $    556            $   514            $     31
   Net realized gain (loss) on investments                   517                377                (35)                140
   Capital gain distributions from mutual funds               --             10,180                 --               4,094
   Net change in unrealized appreciation
     (depreciation) of investments                         7,936             (4,662)              (301)                546
                                                        --------           --------            -------            --------
Increase (decrease) in net assets resulting from
  operations                                               7,849              6,451                178               4,811
                                                        --------           --------            -------            --------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or
     fixed rate option                                    (2,742)               371                 (1)               (185)
   Contract withdrawals                                      (24)                --                 (7)                 --
                                                        --------           --------            -------            --------
Increase (decrease) in net assets resulting from
  principal transactions                                  (2,766)               371                 (8)               (185)
                                                        --------           --------            -------            --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    5,083              6,822                170               4,626
NET ASSETS:
   Beginning of year                                      38,818            125,322              6,943              36,988
                                                        --------           --------            -------            --------
   End of year                                          $ 43,901           $132,144            $ 7,113            $ 41,614
                                                        ========           ========            =======            ========

                            See accompanying notes.

                                 USL VA-R - 4

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                                       Divisions
                                                        -----------------------------------------------------------------------
                                                        UIF U.S. Mid Cap    UIF Value      Van Kampen LIT      Van Kampen LIT
                                                        Value Portfolio -  Portfolio -     Capital Growth        Enterprise
                                                         Class I Shares   Class I Shares Portfolio - Class I Portfolio - Class I
                                                        ----------------- -------------- ------------------- -------------------
FOR THE YEAR ENDED DECEMBER 31, 2008
OPERATIONS:
   Net investment income (loss)                             $   (288)        $  1,105          $   (21)            $   (4)
   Net realized gain (loss) on investments                       613             (915)             (30)               (12)
   Capital gain distributions from mutual funds               16,185            9,750               --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                           (43,243)         (36,570)          (1,449)              (557)
                                                            --------         --------          -------             ------
Increase (decrease) in net assets resulting from
  operations                                                 (26,733)         (26,630)          (1,500)              (573)
                                                            --------         --------          -------             ------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed
     rate option                                                   4                5                2                  1
   Contract withdrawals                                       (5,031)         (20,000)              (7)                (5)
                                                            --------         --------          -------             ------
Increase (decrease) in net assets resulting from
  principal transactions                                      (5,027)         (19,995)              (5)                (4)
                                                            --------         --------          -------             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                      (31,760)         (46,625)          (1,505)              (577)
NET ASSETS:
   Beginning of year                                          67,955           89,997            3,013              1,308
                                                            --------         --------          -------             ------
   End of year                                              $ 36,195         $ 43,372          $ 1,508             $  731
                                                            ========         ========          =======             ======
FOR THE YEAR ENDED DECEMBER 31, 2007
OPERATIONS:
   Net investment income (loss)                             $   (515)        $    451          $   (39)            $  (13)
   Net realized gain (loss) on investments                       246              176              (14)                (4)
   Capital gain distributions from mutual funds                6,913            6,850               --                 --
   Net change in unrealized appreciation
     (depreciation) of investments                            (2,593)         (11,638)             455                148
                                                            --------         --------          -------             ------
Increase (decrease) in net assets resulting from
  operations                                                   4,051           (4,161)             402                131
                                                            --------         --------          -------             ------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed
     rate option                                                   1               (2)              --                 --
   Contract withdrawals                                          (31)              --               (8)                (4)
                                                            --------         --------          -------             ------
Increase (decrease) in net assets resulting from
  principal transactions                                         (30)              (2)              (8)                (4)
                                                            --------         --------          -------             ------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        4,021           (4,163)             394                127
NET ASSETS:
   Beginning of year                                          63,934           94,160            2,619              1,181
                                                            --------         --------          -------             ------
   End of year                                              $ 67,955         $ 89,997          $ 3,013             $1,308
                                                            ========         ========          =======             ======

                            See accompanying notes.

                                 USL VA-R - 5

THE UNITED STATES LIFE INSURANCE COMPANY
IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R

STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2008 AND 2007

                                                                             Divisions
                                                                         ------------------
                                                                           Van Kampen LIT
                                                                             Growth and
                                                                         Income Portfolio -
                                                                              Class I
                                                                         ------------------
For the Year Ended December 31, 2008
OPERATIONS:
   Net investment income (loss).........................................      $    253
   Net realized gain (loss) on investments..............................          (732)
   Capital gain distributions from mutual funds.........................         1,264
   Net change in unrealized appreciation (depreciation) of investments..       (14,736)
                                                                              --------
Increase (decrease) in net assets resulting from operations                    (13,951)
                                                                              --------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option.........        (2,621)
   Contract withdrawals.................................................           (18)
                                                                              --------
Increase (decrease) in net assets resulting from principal transactions         (2,639)
                                                                              --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (16,590)
NET ASSETS:
   Beginning of year....................................................        42,016
                                                                              --------
   End of year..........................................................      $ 25,426
                                                                              ========
For the Year Ended December 31, 2007
OPERATIONS:
   Net investment income (loss).........................................      $     60
   Net realized gain (loss) on investments..............................           116
   Capital gain distributions from mutual funds.........................         1,467
   Net change in unrealized appreciation (depreciation) of investments..        (1,112)
                                                                              --------
Increase (decrease) in net assets resulting from operations                        531
                                                                              --------
PRINCIPAL TRANSACTIONS:
   Net transfers from (to) other Divisions or fixed rate option.........         2,544
   Contract withdrawals.................................................           (16)
                                                                              --------
Increase (decrease) in net assets resulting from principal transactions          2,528
                                                                              --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          3,059
NET ASSETS:
   Beginning of year....................................................        38,957
                                                                              --------
   End of year..........................................................      $ 42,016
                                                                              ========

                            See accompanying notes.

                                 USL VA-R - 6

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Separate Account USL VA-R (the "Separate Account") was established by The United States Life Insurance Company in the City of New York (the "Company") on August 8, 1997 to fund variable annuity contracts issued by the Company. The following products are included in the Separate Account: GENERATIONS(R), Platinum Investor(R) Immediate Variable Annuity and Select Reserve. Of the products listed, GENERATIONS(R) and Select Reserve are no longer offered for sale. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

The Separate Account consists of "Divisions," which invest in independently managed mutual fund portfolios ("Funds"). The Funds available to contract owners through the various Divisions are as follows:

                         AIG RETIREMENT COMPANY I: (6)
         AIG Retirement Company I International Equities Fund (1) (7)
              AIG Retirement Company I Mid Cap Index Fund (1) (8)
             AIG Retirement Company I Money Market I Fund (1) (9)
          AIG Retirement Company I Nasdaq-100(R) Index Fund (1) (10)
          AIG Retirement Company I Science & Technology Fund (1) (11)
            AIG Retirement Company I Small Cap Index Fund (1) (12)
              AIG Retirement Company I Stock Index Fund (1) (13)

                  AIM VARIABLE INSURANCE FUNDS ("AIM V.I."):
               AIM V.I. International Growth Fund - Series I (1)

                  THE ALGER AMERICAN FUND ("ALGER AMERICAN"):
    Alger American Capital Appreciation Portfolio - Class O Shares (1) (4)
          Alger American MidCap Growth Portfolio - Class O Shares (1)

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
         American Century VP Inflation Protection Fund - Class II (1)
                 American Century VP Value Fund - Class I (1)

                    CREDIT SUISSE TRUST ("CREDIT SUISSE"):
                 Credit Suisse Small Cap Core I Portfolio (1)

         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
       Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2 (1)
         Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 (1)
         Fidelity(R) VIP Equity-Income Portfolio - Service Class 2 (1) Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 (1) Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 (1) Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 (1)
            Fidelity(R) VIP Growth Portfolio - Service Class 2 (1) Fidelity(R) VIP Mid Cap Portfolio - Service Class 2 (1)

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
   Franklin Templeton Franklin Small Cap Value Securities Fund - Class 2 (1)
        Franklin Templeton Franklin U.S. Government Fund - Class 2 (1) Franklin Templeton Mutual Shares Securities Fund - Class 2 (1)
      Franklin Templeton Templeton Foreign Securities Fund - Class 2 (1)

                      JANUS ASPEN SERIES ("JANUS ASPEN"):
        Janus Aspen International Growth Portfolio - Service Shares (1)
           Janus Aspen Mid Cap Growth Portfolio - Service Shares (1)

                   J.P. MORGAN SERIES TRUST II ("JPMORGAN"):
                     JPMorgan Small Company Portfolio (1)

                                 USL VA-R - 7

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

              MFS(R) VARIABLE INSURANCE TRUST/SM/ ("MFS(R) VIT"):
              MFS(R) VIT New Discovery Series - Initial Class (1)
                MFS(R) VIT Research Series - Initial Class (1)

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
          Neuberger Berman AMT Mid-Cap Growth Portfolio - Class I (1)

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
             Oppenheimer Balanced Fund/VA - Non-Service Shares (1)
        Oppenheimer Global Securities Fund/VA - Non-Service Shares (1)

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
  PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class (1)
          PIMCO VIT Real Return Portfolio - Administrative Class (1)
           PIMCO VIT Short-Term Portfolio - Administrative Class (1)
          PIMCO VIT Total Return Portfolio - Administrative Class (1)

                 PIONEER VARIABLE CONTRACTS TRUST ("PIONEER"):
               Pioneer Mid Cap Value VCT Portfolio - Class I (1)

                     PUTNAM VARIABLE TRUST ("PUTNAM VT"):
               Putnam VT Diversified Income Fund - Class IB (1)
         Putnam VT International Growth and Income Fund - Class IB (1)

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
             SunAmerica Aggressive Growth Portfolio - Class 1 (1)
                SunAmerica Balanced Portfolio - Class 1 (1) (3)

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
             UIF Capital Growth Portfolio - Class I Shares (2) (5)
           UIF Core Plus Fixed Income Portfolio - Class I Shares (1)
          UIF Emerging Markets Equity Portfolio - Class I Shares (1)
              UIF Global Value Equity Portfolio - Class I Shares
                 UIF High Yield Portfolio - Class I Shares (2)
              UIF International Magnum Portfolio - Class I Shares
               UIF U.S. Mid Cap Value Portfolio - Class I Shares
              UIF U.S. Real Estate Portfolio - Class I Shares (1)
                     UIF Value Portfolio - Class I Shares

             VAN KAMPEN LIFE INVESTMENT TRUST ("VAN KAMPEN LIT"):
            Van Kampen LIT Capital Growth Portfolio - Class I (14)
                 Van Kampen LIT Enterprise Portfolio - Class I
               Van Kampen LIT Government Portfolio - Class I (1)
             Van Kampen LIT Growth and Income Portfolio - Class I
              Van Kampen LIT Money Market Portfolio - Class I (1)

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
                 Vanguard(R) VIF High Yield Bond Portfolio (1)
                   Vanguard(R) VIF REIT Index Portfolio (1)

(1) Division had no activity.

(2) Effective May 1, 2006, UIF Equity Growth Portfolio - Class I Shares and UIF High Yield Portfolio - Class I Shares are no longer offered as investment options for contracts with an issue date of May 1, 2006 or later.

(3) Effective May 1, 2007, SunAmerica - SunAmerica Balanced Portfolio - Class 1 changed its name to SunAmerica Balanced Portfolio - Class 1.

                                 USL VA-R - 8

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE A - ORGANIZATION - CONTINUED

(4) Effective May 1, 2008, Alger American Leveraged AllCap Portfolio - Class O Shares changed its name to Alger American Capital Appreciation Portfolio - Class O Shares.

(5) Effective May 1, 2008, UIF Equity Growth Portfolio - Class I Shares changed its name to UIF Capital Growth Portfolio - Class I Shares.

(6) Effective May 1, 2008, VALIC Company I changed its name to AIG Retirement Company I.

(7) Effective May 1, 2008, VALIC Company I International Equities Fund changed its name to AIG Retirement Company I International Equities Fund.

(8) Effective May 1, 2008, VALIC Company I Mid Cap Index Fund changed its name to AIG Retirement Company I Mid Cap Index Fund.

(9) Effective May 1, 2008, VALIC Company I Money Market I Fund changed its name to AIG Retirement Company I Money Market I Fund.

(10) Effective May 1, 2008, VALIC Company I Nasdaq-100 Index Fund changed its name to AIG Retirement Company I Nasdaq-100 Index Fund.

(11) Effective May 1, 2008, VALIC Company I Science & Technology Fund changed its name to AIG Retirement Company I Science & Technology Fund.

(12) Effective May 1, 2008, VALIC Company I Small Cap Index Fund changed its name to AIG Retirement Company I Small Cap Index Fund.

(13) Effective May 1, 2008, VALIC Company I Stock Index Fund changed its name to AIG Retirement Company I Stock Index Fund.

(14) Effective May 1, 2008, Van Kampen LIT Strategic Growth Portfolio - Class I changed its name to Van Kampen LIT Capital Growth Portfolio - Class I.

AIG SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to AIG Retirement Company I.

In addition to the Divisions above, contract owners may allocate funds to a fixed account that is part of the Company's general account. Contract owners should refer to the appropriate contract prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Separate Account are segregated from the Company's other assets. The operations of the Separate Account are part of the Company.

Net purchases from the contracts are allocated to the Divisions and invested in the Funds in accordance with contract owner instructions. Net purchases are recorded as principal transactions in the Statement of Changes in Net Assets.

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principles followed by the Separate Account and the methods of applying those principles are presented below.

RECENT ACCOUNTING PRONOUNCEMENTS - In September 2006, the FASB issued FAS
No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements but does not change existing guidance about whether an instrument is carried at fair value. FAS 157 also clarifies that an issuer's credit standing should be considered when measuring liabilities at fair value. The Separate Account adopted FAS 157 on January 1, 2008, its required effective date, and it resulted in no cumulative effect to the financial statements.

                                 USL VA-R - 9

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

FAIR VALUE MEASUREMENTS - Beginning January 1, 2008, assets and liabilities recorded at fair value in the Separate Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Level 1 - Fair value measurements determined by quoted prices in active markets for identical investments. The Separate Account does not adjust the quoted price for such instruments. Level 1 assets and liabilities include government and agency securities, actively traded listed common stocks, most separate account assets and most mutual funds.

Level 2 - Fair value measurements based on observable inputs other than quoted prices included in Level 1, inputs such as quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc. Level 2 assets and liabilities typically include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and derivative contracts.

Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Level 3 assets and liabilities principally include fixed maturities.

The Separate Account assets measured at fair value as of December 31, 2008 consist of investments in mutual funds that trade daily and are measured at fair value using end of day net asset values per share. As all assets of the account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) is present. See Note E - Investments for the table presenting information about assets measured at fair value at December 31, 2008.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY VALUATION - The investments in shares of the Funds are stated at the net asset value of the respective portfolios as determined by the Funds, which value their securities at fair value.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

ANNUITY RESERVES - For contract owners who select a variable payout option, reserves are initially established based on estimated mortality (where applicable) and other assumptions, including provisions for the risk of adverse deviation from assumptions. The assumed interest rate used to determine annuity payments is 3.5%.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the Company. Payments between the Company and the Separate Account are disclosed in the Statement of Changes in Net Assets as mortality reserve transfers.

Annuity reserves are calculated according to either the Progressive Annuity Table, or 1983(a) Individual Mortality Table, depending on the calendar year of annuitization. There are currently no contracts in the payout phase.

                                 USL VA-R - 10

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION - CONTINUED

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes the operations of the Separate Account in determining its federal income tax liability. As a result, the Separate Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Separate Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the contract owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

NOTE C - CONTRACT CHARGES

PREMIUM TAXES - The Company will deduct premium taxes imposed by certain states from purchase payments when received; from the owner's account value at the time annuity payments begin; from the amount of any partial withdrawal; or from proceeds payable upon termination of the certificate for any other reason, including death of the owner or annuitant, or surrender of the certificate. The applicable rates currently range from 0% to 3.5%. The rates are subject to change.

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Divisions. A summary of the charges by contract follows:

                                                               MORTALITY
                                                          AND EXPENSE RISK AND
                                                         ADMINISTRATIVE CHARGES
CONTRACTS                                                 CURRENT ANNUAL RATE
-------------------------------------------------------  ----------------------
GENERATIONS(R)                                                    1.40%
Platinum Investor(R) Immediate Variable Annuity                   0.55%

CONTRACT FEE AND SALES CHARGE - The Platinum Investor(R) Immediate Variable Annuity contract allows the Company to charge a one time contract fee of $100 to cover administrative cost of issuing the contract. The Company may charge a 4% sales charge to cover sales expenses, including commissions under the Platinum Investor(R) Immediate Variable Annuity contract. The contract fee and sales charge are deducted from the purchase payments.

ANNUAL CERTIFICATE FEE - The Company will charge an annual certificate fee of $30 during the accumulation period under the GENERATIONS(R) contract. This fee is not imposed during the Annuity Period. The Company reserves the right to waive the fee. The annual certificate fees are paid by redemption of units outstanding. Annual fees are included with withdrawals in the Statement of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - The Company may charge a transfer fee of $25 for each transfer when more than 12 transfers between investment Divisions occur in a contract year. The transfer fees are paid by redemption of units outstanding. Transfer requests are subject to the Company's published rules concerning market timing. A contract owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. Transfer charges are included with net transfers from (to) other divisions or fixed rate option in the Statement of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The surrender charge reimburses the Company for part of the expenses in distribution of the contracts. The surrender charge is paid by redemption of units outstanding. The surrender charges are included with contract withdrawals in the Statement of Changes in Net Assets under principal transactions.

                                 USL VA-R - 11

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE D - SECURITY PURCHASES AND SALES

For the year ended December 31, 2008, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                         Cost of  Proceeds from
Divisions                                               Purchases     Sales
------------------------------------------------------  --------- -------------
UIF Capital Growth Portfolio - Class I Shares            $ 2,487     $   458
UIF Global Value Equity Portfolio - Class I Shares        28,388      21,360
UIF High Yield Portfolio - Class I Shares                    601          99
UIF International Magnum Portfolio - Class I Shares        4,762       5,382
UIF U.S. Mid Cap Value Portfolio - Class I Shares         16,628       5,758
UIF Value Portfolio - Class I Shares                      11,686      20,825
Van Kampen LIT Capital Growth Portfolio - Class I             12          39
Van Kampen LIT Enterprise Portfolio - Class I                 11          20
Van Kampen LIT Growth and Income Portfolio - Class I       2,016       3,137

                                 USL VA-R - 12

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE E - INVESTMENTS

The following is a summary of fund shares owned as of December 31, 2008.

                                                             Net Asset Value Value of Shares Cost of Shares
Divisions                                             Shares    Per Share     at Fair Value       Held      Level (a)
----------------------------------------------------- ------ --------------- --------------- -------------- ---------
UIF Capital Growth Portfolio - Class I Shares         2,407      $10.19          $24,529        $ 37,305        1
UIF Global Value Equity Portfolio - Class I Shares    9,559        6.75           64,525         118,488        1
UIF High Yield Portfolio - Class I Shares               596        9.06            5,402           8,289        1
UIF International Magnum Portfolio - Class I Shares   2,895        6.86           19,860          34,098        1
UIF U.S. Mid Cap Value Portfolio - Class I Shares     4,707        7.69           36,195          68,081        1
UIF Value Portfolio - Class I Shares                  6,483        6.69           43,372          78,825        1
Van Kampen LIT Capital Growth Portfolio - Class I        88       17.10            1,509           3,576        1
Van Kampen LIT Enterprise Portfolio - Class I            74        9.87              730           1,435        1
Van Kampen LIT Growth and Income Portfolio - Class I  1,851       13.74           25,427          32,828        1

(a)Represents the level within the fair value hierarchy under which the portfolio is classified as defined in FAS 157 and described in Note B to the financial statements.

                                 USL VA-R - 13

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE F - SUMMARY OF CHANGES IN UNITS

Summary of Changes in Units for the years ended December 31, 2008 and 2007.

                                                      Accumulation  Accumulation  Annuity Units Annuity Units Net Increase
Divisions                                             Units Issued Units Redeemed    Issued       Redeemed     (Decrease)
----------------------------------------------------- ------------ -------------- ------------- ------------- ------------
2008
UIF Capital Growth Portfolio - Class I Shares
   GENERATIONS                                            529              (5)         --            --             524
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                             --          (2,181)         --            --          (2,181)
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                             --              (2)         --            --              (2)
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                             55            (649)         --            --            (594)
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                             --            (373)         --            --            (373)
UIF Value Portfolio - Class I Shares
   GENERATIONS                                             --          (2,374)         --            --          (2,374)
Van Kampen LIT Capital Growth Portfolio - Class I
   GENERATIONS                                             --              (1)         --            --              (1)
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                             --              (1)         --            --              (1)
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                             --            (318)         --            --            (318)
2007
UIF Equity Growth Portfolio - Class I Shares
   GENERATIONS                                             --            (286)         --            --            (286)
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                             35              --          --            --              35
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                             --              (1)         --            --              (1)
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                             --             (20)         --            --             (20)
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                             --              (2)         --            --              (2)
UIF Value Portfolio - Class I Shares
   GENERATIONS                                             --              --          --            --              --
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                             --              --          --            --              --
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                            198              (1)         --            --             197
Van Kampen LIT Strategic Growth Portfolio - Class I
   GENERATIONS                                             --              (1)         --            --              (1)

                                 USL VA-R - 14

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, are as follows:

                                                                               Investment
                                                             Unit                Income    Expense    Total
Divisions                                             Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
2008
UIF Capital Growth Portfolio - Class I Shares *
   GENERATIONS                                         5,076 $ 4.83  $ 24,529     0.20%     1.40%     -49.89%
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                        10,449   6.18    64,524     2.35%     1.40%     -40.98%
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                         1,049   5.15     5,402     9.60%     1.40%     -23.93%
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                         4,117   4.82    19,860     3.00%     1.40%     -45.40%
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                         4,285   8.45    36,195     0.85%     1.40%     -42.11%
UIF Value Portfolio - Class I Shares
   GENERATIONS                                         7,597   5.71    43,372     2.90%     1.40%     -36.75%
Van Kampen LIT Capital Growth Portfolio - Class I *
   GENERATIONS                                           210   7.18     1,508     0.54%     1.40%     -49.70%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                            67  10.88       731     1.07%     1.40%     -43.75%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                         2,964   8.58    25,426     2.23%     1.40%     -32.98%
2007
UIF Equity Growth Portfolio - Class I Shares
   GENERATIONS                                         4,552   9.64    43,901     0.00%     1.40%      20.20%
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                        12,630  10.46   132,144     1.87%     1.40%       5.15%
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                         1,051   6.77     7,113     8.72%     1.40%       2.56%
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                         4,711   8.83    41,614     1.51%     1.40%      12.99%
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                         4,658  14.59    67,955     0.68%     1.40%       6.34%
UIF Value Portfolio - Class I Shares
   GENERATIONS                                         9,971   9.03    89,997     1.96%     1.40%      -4.42%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                            68  19.35     1,308     0.40%     1.40%      11.11%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                         3,282  12.80    42,016     1.55%     1.40%       1.36%
Van Kampen LIT Strategic Growth Portfolio - Class I
   GENERATIONS                                           211  14.28     3,013     0.05%     1.40%      15.33%

                                 USL VA-R - 15

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, are as follows:

                                                                                Investment
                                                              Unit                Income    Expense    Total
Divisions                                              Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
------------------------------------------------------ ------ ------ ---------- ---------- --------- ----------
2006
UIF Equity Growth Portfolio - Class I Shares
   GENERATIONS                                          4,838 $ 8.02  $ 38,818     0.00%     1.40%      2.66%
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                         12,595   9.95   125,322     1.66%     1.40%     19.53%
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                          1,052   6.60     6,943     8.04%     1.40%      7.12%
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                          4,731   7.82    36,988     0.12%     1.40%     23.40%
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                          4,660  13.72    63,934     0.32%     1.40%     19.02%
UIF Value Portfolio - Class I Shares
   GENERATIONS                                          9,971   9.44    94,160     1.70%     1.40%     15.27%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                             68  17.41     1,181     0.41%     1.40%      5.59%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                          3,085  12.63    38,957     1.14%     1.40%     14.62%
Van Kampen LIT Strategic Growth Portfolio - Class I *
   GENERATIONS                                            212  12.38     2,619     0.00%     1.40%      1.43%
2005
UIF Equity Growth Portfolio - Class I Shares
   GENERATIONS                                          4,570   7.82    35,715     0.40%     1.40%     14.11%
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                         13,711   8.32   114,142     0.88%     1.40%      4.36%
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                          1,053   6.16     6,489     5.09%     1.40%     -0.34%
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                          7,573   6.34    47,980     1.09%     1.40%      9.53%
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                          6,236  11.53    71,878     0.30%     1.40%     10.75%
UIF Value Portfolio - Class I Shares
   GENERATIONS                                          9,971   8.19    81,687     1.30%     1.40%      3.11%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                            212  12.21     2,590     0.25%     1.40%      6.44%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                             68  16.49     1,123     0.70%     1.40%      6.65%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                          3,157  11.02    34,783     0.98%     1.40%      8.46%

                                 USL VA-R - 16

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE G - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable annuity contracts and the investment income ratios, expense ratios (excluding expenses of the underlying Divisions) and total returns for the years ended December 31, 2008, 2007, 2006, 2005 and 2004, are as follows:

                                                                               Investment
                                                             Unit                Income    Expense    Total
Divisions                                             Units  Value  Net Assets Ratio (a)  Ratio (b) Return (c)
----------------------------------------------------- ------ ------ ---------- ---------- --------- ----------
2004
UIF Equity Growth Portfolio - Class I Shares
   GENERATIONS                                         7,240 $ 6.85  $ 49,591     0.13%     1.40%      6.27%
UIF Global Value Equity Portfolio - Class I Shares
   GENERATIONS                                        17,087   7.98   136,296     0.73%     1.40%     11.96%
UIF High Yield Portfolio - Class I Shares
   GENERATIONS                                         2,062   6.18    12,751     6.04%     1.40%      7.96%
UIF International Magnum Portfolio - Class I Shares
   GENERATIONS                                         8,803   5.78    50,922     2.74%     1.40%     15.76%
UIF U.S. Mid Cap Value Portfolio - Class I Shares
   GENERATIONS                                         6,815  10.41    70,929     0.02%     1.40%     13.00%
UIF Value Portfolio - Class I Shares
   GENERATIONS                                         9,971   7.94    79,220     0.96%     1.40%     16.20%
Van Kampen LIT Emerging Growth Portfolio - Class I
   GENERATIONS                                           213  11.47     2,440     0.00%     1.40%      5.55%
Van Kampen LIT Enterprise Portfolio - Class I
   GENERATIONS                                            68  15.46     1,057     0.37%     1.40%      2.61%
Van Kampen LIT Growth and Income Portfolio - Class I
   GENERATIONS                                         3,709  10.16    37,675     0.95%     1.40%     12.79%

(a)These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Division is affected by the timing of the declaration of dividends by the underlying fund in which the Divisions invest.

(b)These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(c)These amounts represent the total return for the years indicated, including changes in the value of the underlying Division, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include contract charges deducted directly from account values.

*  Fund Name Changes

2006

- Effective August 15, 2006, Van Kampen LIT Emerging Growth Portfolio - Class I changed its name to Van Kampen LIT Strategic Growth Portfolio Class I.

2008

- Effective May 1, 2008, UIF Equity Growth Portfolio - Class I Shares changed its name to UIF Capital Growth Portfolio - Class I Shares.

- Effective May 1, 2008, Van Kampen LIT Strategic Growth Portfolio - Class I changed its name to Van Kampen LIT Capital Growth Portfolio- Class I.

                                 USL VA-R - 17

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG

In September 2008, American International Group, Inc. ("AIG") experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the NY Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the NY Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program. In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $31.7 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the NY Fed whereby the NY Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated.

                                 USL VA-R - 18

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company may be a party to a proposed securitization transaction in the future.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

                                 USL VA-R - 19

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
SEPARATE ACCOUNT USL VA-R
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE H - EVENTS RELATED TO AIG - CONTINUED

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management does not currently anticipate this to have a material impact on the financial statements of the Separate Account.

                                 USL VA-R - 20

                             Financial Statements

       The United States Life Insurance Company in the City of New York

      Years Ended December 31, 2008, 2007 (Restated) and 2006 (Restated)

       The United States Life Insurance Company in the City of New York

                             Financial Statements

                                   Contents

Report of Independent Registered Public Accounting Firm. F - 1

Audited Financial Statements

Balance Sheets.......................................... F - 2
Statements of Income.................................... F - 4
Statements of Shareholder's Equity...................... F - 5
Statements of Comprehensive Income...................... F - 6
Statements of Cash Flows................................ F - 7
Notes to Financial Statements........................... F - 8

[LOGO OF PRICEWATERHOUSECOOPERS LLP]

                                                    PricewaterhouseCoopers LLP
                                                    1201 Louisiana
                                                    Suite 2900
                                                    Houston TX 77002-5678
                                                    Telephone (713) 356 4000
                                                    Facsimile (713) 356 4717

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholder of The United States Life Insurance Company in the City of New York:

In our opinion, the accompanying balance sheets and the related statements of income (loss), of shareholder's equity, of comprehensive income (loss) and of cash flows present fairly, in all material respects, the financial position of The United States Life Insurance Company in the City of New York (the "Company"), an indirect, wholly-owned subsidiary of American International Group, Inc., at December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 19 to the financial statements, the Company has restated its financial statements as of December 31, 2007 and 2006 and for the years then ended.

PRICEWATERHOUSECOOPERS LLP
Houston, Texas

April 29, 2009

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                                                                              December 31
                                                                                                         ---------------------
                                                                                                                       2007
                                                                                                            2008    (Restated)
                                                                                                         ---------- ----------
                                                                                                            (In Thousands)
Assets
Investments:
   Fixed maturity securities, available for sale, at fair value (amortized cost $3,574,933 in 2008 and
     $4,156,877 in 2007)................................................................................ $3,373,776 $4,205,123
   Fixed maturity securities, trading, at fair value (cost $17,600 in 2008 and $0 in 2007)..............     13,803         --
   Equity securities, available for sale, at fair value (cost - $8,557 in 2008 and $11,068 in 2007).....      8,399     11,881
   Mortgage and other loans receivable..................................................................    368,438    368,180
   Policy loans.........................................................................................    208,856    202,361
   Other long-term investments..........................................................................     17,530     23,514
   Securities lending collateral........................................................................         --  1,255,778
   Short-term investments, at cost (approximates fair value)............................................    126,545     49,609
                                                                                                         ---------- ----------
Total investments.......................................................................................  4,117,347  6,116,446
Cash....................................................................................................     13,892      6,384
Note receivable - affiliate.............................................................................    139,385    139,381
Receivable from affiliates..............................................................................      4,318      1,907
Accrued investment income...............................................................................     51,673     54,925
Accounts and premiums receivable........................................................................    102,968    115,830
Reinsurance recoverable - paid losses...................................................................     21,994     22,782
Reinsurance recoverable - unpaid losses.................................................................    270,167    278,094
Deferred acquisition costs..............................................................................    377,624    301,950
Income taxes receivable.................................................................................    175,669    100,702
Assets held in separate accounts........................................................................      2,154      4,198
Other assets............................................................................................     27,482     24,493
                                                                                                         ---------- ----------
Total assets............................................................................................ $5,304,673 $7,167,092
                                                                                                         ========== ==========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                                Balance Sheets

                                                                                           December 31
                                                                                     ----------------------
                                                                                                    2007
                                                                                        2008     (Restated)
                                                                                     ----------  ----------
                                                                                         (In Thousands)
Liabilities and shareholder's equity
Liabilities:
   Policyholders' contract deposits................................................. $2,101,456  $2,098,617
   Future policy benefits for life and accident and health insurance contracts......  1,619,418   1,621,955
   Other policyholders' funds.......................................................    299,171     301,588
   Policy and contract claims.......................................................    801,843     763,375
   Payable to affiliates............................................................      2,324       4,838
   Reinsurance payable..............................................................     48,741      48,426
   Securities lending payable.......................................................         --   1,362,370
   Liabilities held in separate accounts............................................      2,154       4,198
   Other liabilities................................................................    147,625     123,321
                                                                                     ----------  ----------
Total liabilities...................................................................  5,022,732   6,328,688
                                                                                     ----------  ----------
Commitments and Contingencies (Note 10)
Shareholder's equity:
   Common stock, $2 par value, 1,980,658 shares authorized, issued, and outstanding.      3,961       3,961
   Additional paid-in capital.......................................................    836,369     527,274
   Accumulated other comprehensive loss.............................................   (107,674)    (30,908)
   Retained earnings (accumulated deficit)..........................................   (450,715)    338,077
                                                                                     ----------  ----------
Total shareholder's equity..........................................................    281,941     838,404
                                                                                     ----------  ----------
Total liabilities and shareholder's equity.......................................... $5,304,673  $7,167,092
                                                                                     ==========  ==========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                             Statements of Income

                                               Year ended December 31
                                          --------------------------------
                                                        2007        2006
                                             2008    (Restated)  (Restated)
                                          ---------  ----------  ----------
                                                   (In Thousands)
    Revenues:
       Premiums and other considerations. $ 517,057  $  552,975   $178,606
       Insurance charges.................   181,872     170,736    133,430
       Net investment income.............   312,331     315,059    259,773
       Net realized losses...............  (918,928)    (55,161)   (19,300)
       Gain on reinsurance settlement....        --      32,935         --
       Other.............................     1,101          90         66
                                          ---------  ----------   --------
    Total revenues.......................    93,433   1,016,634    552,575
                                          ---------  ----------   --------
    Benefits and expenses:
       Death and other benefits..........   498,104     445,107    307,277
       Interest credited.................   147,919     143,182    149,644
       Operating costs and expenses......   209,775     274,779    115,752
                                          ---------  ----------   --------
    Total benefits and expenses..........   855,798     863,068    572,673
                                          ---------  ----------   --------
    (Loss) income before income taxes....  (762,365)    153,566    (20,098)
    Income taxes expense (benefit):
       Current...........................  (147,511)    117,845     43,213
       Deferred..........................   173,938     (64,184)   (50,319)
                                          ---------  ----------   --------
    Total income taxes...................    26,427      53,661     (7,106)
                                          ---------  ----------   --------
    Net (loss) income.................... $(788,792) $   99,905   $(12,992)
                                          =========  ==========   ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Shareholder's Equity

                                                                 Year ended December 31
                                                            -------------------------------
                                                                          2007       2006
                                                               2008    (Restated) (Restated)
                                                            ---------  ---------- ----------
                                                                     (In Thousands)
Common stock:
   Balance at beginning and end of year.................... $   3,961   $  3,961   $  3,961
                                                            ---------   --------   --------
Additional paid-in capital:
   Balance at beginning of year............................   527,274    525,077    475,077
   Capital contributions...................................   309,095      2,197     50,000
                                                            ---------   --------   --------
   Balance at end of year..................................   836,369    527,274    525,077
                                                            ---------   --------   --------
Accumulated other comprehensive loss:
   Balance at beginning of year............................   (30,908)    45,116     52,176
   Other comprehensive loss................................   (76,766)   (76,024)    (7,060)
                                                            ---------   --------   --------
   Balance at end of year..................................  (107,674)   (30,908)    45,116
                                                            ---------   --------   --------
Retained earnings (accumulated deficit):
   Balance at beginning of year, as previously reported....   338,077    242,296    305,288
   Add: cumulative effect of accounting change, net of tax.        --     (4,124)        --
                                                            ---------   --------   --------
   Balance at beginning of year, as adjusted...............   338,077    238,172    305,288
   Net (loss) income.......................................  (788,792)    99,905    (12,992)
   Dividends paid..........................................        --         --    (50,000)
                                                            ---------   --------   --------
   Balance at end of year..................................  (450,715)   338,077    242,296
                                                            ---------   --------   --------
Total shareholder's equity................................. $ 281,941   $838,404   $816,450
                                                            =========   ========   ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                      Statements of Comprehensive Income

                                                                                            Year ended December 31
                                                                                      ---------------------------------
                                                                                                      2007       2006
                                                                                          2008     (Restated) (Restated)
                                                                                      -----------  ---------- ----------
                                                                                                (In Thousands)
Net (loss) income                                                                     $  (788,792) $  99,905   $(12,992)
                                                                                      -----------  ---------   --------
Other comprehensive (loss):
   Net unrealized losses on invested assets arising during the current period........  (1,079,429)  (188,608)   (54,799)
   Deferred income tax benefit on above changes......................................     377,800     66,026     19,422
   Reclassification adjustment for net realized losses included in net (loss) income.     919,094     55,776     18,652
   Deferred income tax expense on above changes......................................    (321,683)   (19,522)    (6,528)
   Adjustment to deferred acquisition costs..........................................      42,234     15,853     24,913
   Deferred income tax expense on above changes......................................     (14,782)    (5,549)    (8,720)
                                                                                      -----------  ---------   --------
   Other comprehensive loss..........................................................     (76,766)   (76,024)    (7,060)
                                                                                      -----------  ---------   --------
Comprehensive (loss) income.......................................................... $  (865,558) $  23,881   $(20,052)
                                                                                      ===========  =========   ========

See accompanying notes to financial statements.

       The United States Life Insurance Company in the City of New York

                           Statements of Cash Flows

                                                                                                Year ended December 31
                                                                                          ---------------------------------
                                                                                                          2007       2006
                                                                                              2008     (Restated) (Restated)
                                                                                          -----------  ---------- ----------
                                                                                                    (In Thousands)
Operating activities
Net (loss) income........................................................................ $  (788,792) $  99,905  $ (12,992)
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
   Change in fixed maturities, trading...................................................       3,797         --         --
   Change in accounts and premiums receivable............................................      12,862     (3,773)    14,605
   Change in future policy benefits and other policy claims..............................    (242,997)  (190,097)  (188,196)
   Interest credited on policyholder contracts...........................................     147,919    143,182    149,644
   Increase in workers' compensation claim reserve, net..................................      31,146     31,486     98,731
   Amortization of policy acquisition costs..............................................       4,413     60,313     42,733
   Policy acquisition costs deferred.....................................................     (37,853)   (64,122)   (59,345)
   Provision for current income tax expense..............................................    (203,057)    43,495     46,634
   Provision for deferred income tax expense.............................................     173,938    (64,554)   (50,719)
   Depreciation and amortization.........................................................      (7,492)    (6,259)    (6,616)
   Change in indebtedness to/from affiliates.............................................      (4,925)      (854)     7,530
   Change in reinsurance balances........................................................       9,030     31,039    (57,249)
   Net realized losses...................................................................     918,928     55,161     19,300
   Other, net............................................................................      24,850    (11,159)    65,250
                                                                                          -----------  ---------  ---------
Net cash provided by operating activities................................................      41,767    123,763     69,310
                                                                                          -----------  ---------  ---------
Investing activities
Purchases of : Fixed maturity and equity securities......................................    (352,233)  (775,480)  (604,549)
       Mortgages.........................................................................     (13,435)   (55,638)  (160,480)
       Other investments.................................................................    (817,733)  (864,070)  (478,302)
Sales of : Fixed maturity and equity securities..........................................     264,889    442,951    466,384
       Mortgages.........................................................................      11,471     32,611     11,418
       Other investments.................................................................     740,237    725,942    456,017
Redemptions and maturities of fixed maturity and equity securities.......................     118,992    154,830    129,534
Change in securities lending collateral..................................................     972,941   (651,572)  (217,399)
                                                                                          -----------  ---------  ---------
Net cash provided by (used in) investing activities......................................     925,129   (990,426)  (397,377)
                                                                                          -----------  ---------  ---------
Financing activities.....................................................................
Policyholders' contract deposits.........................................................     201,432    237,635    283,329
Policyholders' contract withdrawals......................................................    (107,545)  (139,121)  (174,820)
Change in securities lending payable.....................................................  (1,362,370)   758,164    217,399
Dividends paid...........................................................................          --         --    (50,000)
Capital contributions from parent........................................................     309,095      2,197     50,000
                                                                                          -----------  ---------  ---------
Net cash (used in) provided by financing activities......................................    (959,388)   858,875    325,908
                                                                                          -----------  ---------  ---------
Increase (decrease) in cash..............................................................       7,508     (7,788)    (2,159)
Cash at beginning of year................................................................       6,384     14,172     16,331
                                                                                          -----------  ---------  ---------
Cash at end of year...................................................................... $    13,892  $   6,384  $  14,172
                                                                                          ===========  =========  =========

See accompanying notes to financial statements

       The United States Life Insurance Company in the City of New York

                         Notes to Financial Statements

1. Nature of Operations

The United States Life Insurance Company in the City of New York (the
"Company") is a wholly-owned subsidiary of AGC Life Insurance Company (the "Parent") and its ultimate parent is American International Group, Inc. ("AIG").

The Company offers a broad portfolio of individual life and annuity products as well as group insurance. The individual life and annuity products include universal life, variable universal life, term, whole life and interest sensitive whole life as well as fixed annuities. These individual life and annuity products are sold primarily to affluent markets, generally through independent general agencies and producers as well as financial institutions. The Company also provides products for certain international markets and other target markets through lower cost distribution channels.

Group insurance products include group life, accidental death & dismemberment ("AD&D"), dental, excess major medical, vision and disability coverage and are sold through independent general agents and producers as well as third party administrators. These products are marketed nationwide to employers, professional and affinity associations.

The Company's credit products are credit life and credit accident and health policies that provide payments on loans if a borrower dies or becomes disabled. On December 31, 2006, the Company effectively exited the credit life and credit accident and health business by ceding it to subsidiaries of the AEGON group through a 100% indemnity coinsurance agreement (see Note 9).

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing insurance products. The financial conditions of AIG and rating downgrades that occurred late in the third quarter of 2008 and AIG's restructuring plan and related events described in Note 18 below (collectively, the "AIG Events") have also impacted the Company's operations. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. Continuing volatility in the credit markets may result in additional other-than-temporary impairments relating to the Company's fixed income investments. The Company controls its exposure to these risks by, among other things, closely monitoring and limiting prepayments and extension risk in its portfolio; maintaining a large percentage of its portfolio in liquid securities; engaging in a disciplined process of underwriting; and reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income on variable product assets held in separate accounts. Although management expects to be able to achieve its plans, no assurance can be given that one or more of the risks described above will not result in material adverse effects on the Company's financial position, results of operations or statutory capital and surplus.

As described in Note 18 herein, AIG commenced an organization-wide restructuring plan under which some of its businesses will be divested, some will be held for later divestiture, and some businesses will be prepared for potential subsequent offerings to the public. Successful execution of the restructuring plan involves significant separation activities. Accordingly, AIG and the Company have established retention programs for its key employees to maintain ongoing business operations and to facilitate the successful execution of the restructuring plan.

At December 31, 2008, AIG and the Company cannot determine the expected date of completion or reliably estimate the total aggregate expenses expected to be incurred for all AIG's restructuring and separation activities. This is due to the significant scale of the restructuring plan, the fact that restructuring costs will vary depending on the identity of the ultimate purchasers of the divested entities, as well as the extended period over which the restructuring is expected to occur.

       The United States Life Insurance Company in the City of New York

In September 2008, AIG experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility (the "Credit Facility"), established for the sole benefit of the United States Treasury, which has been amended and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("New York Fed"). Pursuant to the Credit Facility , on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The Credit Facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. The Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations.

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury (the "Treasury Department") pursuant to which, among other things, AIG issued and sold to the Treasury Department, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant"). The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the Credit Facility and, in connection therewith, the maximum commitment amount under the Credit Facility was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into an agreement with the New York Fed in connection with the special purpose financing vehicle known as Maiden Lane III LLC. The Company was not a party to this agreement and this transaction did not affect the Company's financial condition, results of operations or cash flows.

On December 12, 2008, AIG, certain of AIG's wholly owned U.S. life insurance subsidiaries, and AIG Securities Lending Corp., another AIG subsidiary (the "AIG Agent"), entered into an agreement with Maiden Lane II LLC, a Delaware limited liability company whose sole member is the New York Fed ("ML II"). Pursuant to the agreement, the life insurance subsidiaries (including the Company) sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of residential mortgage-backed securities ("RMBS") held by the AIG Agent, as agent of the life insurance subsidiaries, in connection with AIG's U.S. securities lending program (the "Securities Lending Program"). In exchange for the RMBS, the life insurance subsidiaries received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price. Additionally, the Company received an economic interest in ML II valued at $17.6 million. As a result of these actions, the U.S. securities lending program, and the interim agreement entered into with the New York Fed whereby the New York Fed borrowed securities from AIG subsidiaries in exchange for cash collateral, were terminated.

       The United States Life Insurance Company in the City of New York

2. Accounting Policies

2.1 Preparation of Financial Statements

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and disclosures of contingent assets and liabilities. These estimates and assumptions are particularly significant with respect to investments, deferred acquisition costs and future policy benefits. Ultimate results could differ from those estimates.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods.

The Company considers its most critical accounting estimates to be those with respect to recoverability of deferred income tax assets, future policy benefits for life and accident and health contracts, estimated gross profits for investment-oriented products, recoverability of deferred policy acquisition costs ("DAC"), fair value measurements of certain assets and liabilities, and other-than-temporary impairments in the value of investments. These estimates, by their nature, are based on judgment and current facts and circumstances. Therefore, actual results could differ from these estimates, possibly in the near term, and could have a material effect on the Company's financial statements.

During the second half of 2007 and through 2008, disruption in the global credit markets, coupled with the repricing of credit risk, the U.S. housing market deterioration, and the AIG Events created increasingly difficult conditions in the financial markets. These conditions have resulted in greater volatility, less liquidity, widening of credit spreads and a lack of price transparency in certain markets and have made it more difficult to value certain of the Company's invested assets.

2.2 Statutory Financial Information; Dividend Paying Capability

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York State Insurance Department ("NYSID"). There were no material permitted practices utilized by the Company in 2008, 2007 or 2006.

Statutory accounting practices for the Company differ from generally accepted accounting principles as follows: (1) fixed maturities available for sale are not recorded at market value; (2) policy acquisition costs are charged against operations instead of being deferred and amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves are adjusted based upon mortality, lapse and interest rate assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards;
(4) deferred income taxes provided for temporary differences between the bases of assets and liabilities for financial reporting and tax purposes are subject to certain limitations and are charged directly to surplus; (5) future policy benefits, policyholder contract deposits, policy and contract claims and unearned premiums are presented net of ceded reinsurance; (6) asset valuation and interest maintenance reserves are established using prescribed formulas.

       The United States Life Insurance Company in the City of New York

2.2 Statutory Financial Information; Dividend Paying Capability (continued)

The Company's policyholders' surplus and net income, as determined in accordance with statutory accounting practices, is summarized as follows:

                                                  2008      2007     2006
                                               ---------  -------- --------
                                                      (In Thousands)
    Statutory net (loss) income for the year.. $(642,886) $ 69,398 $ 57,714
    Statutory capital and surplus at year-end. $ 251,378  $459,510 $390,062

The Company's net loss for the year was due in large part to realized capital losses in the Securities Lending Program, which were largely offset by capital contributions from AIG (see Note 6). These losses and capital contributions were treated consistently for GAAP and statutory reporting.

The maximum amount of dividends that can be paid by the Company without the prior approval of the New York State Superintendent of Insurance in a calendar year is the lesser of: (1) 10% of surplus as regards policyholders as of the immediately preceding calendar year or (2) the net gain from operations of such insurer for the immediately preceding calendar year. The Company is restricted by state insurance laws as to the amounts it may pay as dividends without prior approval from its respective state insurance departments. At December 31, 2008, none of the net assets of the Company can be transferred in the form of dividends, loans, or advances to the Parent given its negative unassigned surplus.

Within these limitations, there are no restrictions placed on the portion of Company surplus as regards policyholders that may be paid as ordinary dividends to stockholders in 2009. Dividends are paid as determined by the Company's Board of Directors and are non-cumulative. The Company did not pay any dividends in 2008 or 2007. The Company paid a $50 million dividend in 2006 with the approval of the NYSID.

As of December 31, 2008 and 2007, the Company held fixed maturity securities with a carrying value of $411 million and $408 million, respectively, to satisfy the requirements of various state insurance departments.

       The United States Life Insurance Company in the City of New York

2.2 Statutory Financial Information; Dividend Paying Capability (continued)

In 2004, the Company recorded a pre-tax charge of $379 million with respect to the Superior National reinsurance agreement. In 2005, as a result of subsequent discussions with the NYSID, the Company was requested to apply more conservative assumptions to the estimated liability and pre-tax charge related to the Superior National reinsurance agreement. Respectful of the NYSID position, the Company established an additional statutory liability in 2005 resulting in an additional $143 million pre-tax charge for a total inception-to-date charge of $513 million, as of December 31, 2005. In 2006, the Company recorded a pre-tax gain of $29 million as a result of the February 18, 2007 arbitration award. In 2007, the Company recorded a $55 million pre-tax gain driven principally by the resolution of a dispute with Trustmark Insurance Company, the Company's retrocessionnaire on the Superior National reinsurance agreement. In 2008, the Company recorded a $29 million loss, driven principally by the accretion of interest on liabilities subject to an on-going appeal with Superior National. As of December 31, 2008, the inception-to-date pre-tax charge recorded by the Company related to the Superior National reinsurance agreement totaled $467 million, which equaled the inception-to-date pre-tax charge recorded in the Company's GAAP financial statements. All amounts in this paragraph are reported prior to the allocation of investment income.

Please refer to Note #10 - Commitments and Contingencies for more information concerning the Superior National reinsurance agreement and related capital requirements.

2.3 Insurance Contracts

The insurance contracts accounted for in these financial statements are both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, endowment, universal life, variable universal life, fixed annuity, limited payment and investment contracts. These contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, most new contracts written by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, dental, vision, AD&D, excess major medical and disability policies. These contracts provide insurance protection for a fixed period of short duration and enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided. Credit contracts are considered short-duration contracts.

       The United States Life Insurance Company in the City of New York

2.4 Investments

Cash and Short-Term Investments

Cash represents cash on hand and non-interest bearing demand deposits. Short-term investments consist of interest-bearing cash equivalents, time deposits, and investments with original maturities within one year from the date of purchase.

Fixed Maturity and Equity Securities

Fixed maturity and equity securities classified as available-for-sale are recorded at fair value. Unrealized gains and losses, net of deferred taxes and amortization of deferred acquisition costs, are recorded as a separate component of accumulated other comprehensive income (loss), net of deferred income taxes, within shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as held to maturity or available for sale are treated as yield adjustments over their estimated lives, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in earnings, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's economic interest in ML II which is carried at fair value under Financial Accounting Standard ("FAS") No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). See Note 6 for discussion on ML II. Unrealized gains and losses on trading securities are reported in net investment income.

The Company evaluates its available for sale, equity method and cost method investments for other-than-temporary impairment such that a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

   . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer);

   . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

   . The Company may not realize a full recovery on its investment regardless of the occurrence of one of the foregoing events.

       The United States Life Insurance Company in the City of New York

2.4 Investments (continued)

Fixed Maturity and Equity Securities (continued)

The determination that a security has incurred an other-than-temporary impairment requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline, such as that experienced in current credit markets, in which the Company could not reasonably assert that the recovery period would be temporary (severity losses).

At each balance sheet date, the Company evaluates its securities holdings with unrealized losses. When the Company does not intend to hold such securities until they have recovered their cost basis, based on the circumstances at the date of evaluation, the Company records the unrealized loss in income. If a loss is recognized from a sale subsequent to a balance sheet date pursuant to changes in circumstances, the loss is recognized in the period in which the intent to hold the securities to recovery no longer existed.

In periods subsequent to the recognition of an other-than-temporary impairment charge for fixed maturity securities, which is not intent, credit or foreign exchange related, the Company generally accretes into income the discount or amortizes the reduced premium resulting from the reduction in cost basis over the remaining life of the security.

Certain investments in beneficial interests in securitized financial assets of less than high quality with contractual cash flows, including asset-backed securities, are subject to the impairment and income recognition guidance of Emerging Issues Task Force ("EITF") Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests that Continued to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") as amended by Financial Accounting Standards Board ("FASB") Staff Position ("FSP") EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20" ("FSP EITF 99-20-1"), which became effective prospectively in the fourth quarter of 2008. EITF 99-20 requires periodic updates of the Company's best estimate of cash flows over the life of the security. If the fair value of such security is less than its cost or amortized cost and there has been a decrease in the present value of the estimated cash flows since the last revised estimate, considering both their timing and amount, an other-than-temporary impairment charge is recognized. Interest income is recognized based on changes in the timing and the amount of expected principal and interest cash flows reflected in the yield.

The Company also considers its intent and ability to retain a temporarily impaired security until recovery. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources and, in the case of certain structured securities, with certain internal assumptions and judgments regarding the future performance of the underlying collateral. In addition, projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral.

Mortgage and Other Loans Receivable

Mortgage and other loans receivable includes mortgage loans on real estate, collateral, commercial and guaranteed loans. Mortgage loans on real estate and collateral, commercial and guaranteed loans are carried at unpaid principal balances less credit allowances and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

       The United States Life Insurance Company in the City of New York

2.4 Investments (continued)

Mortgage and Other Loans Receivable (continued)

Impairment of mortgage and other loans receivable is based on certain risk factors and recognized when collection of all amounts due under the contractual terms is not probable. This impairment is generally measured based on the present value of expected future cash flows discounted at the loan's effective interest rate subject to the fair value of underlying collateral. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Partnerships and Other Invested Assets

Partnerships in which the Company holds less than a five percent interest are carried at fair value and the change in fair value is recognized as a component of other comprehensive income (loss). With respect to partnerships in which the Company holds in the aggregate a five percent or greater interest, or less than five percent interest but the Company has more than a minor influence over the operations of the investee, the Company's carrying value is the net asset value. The changes in such net asset values accounted for under the equity method are recorded in earnings through net investment income. Other invested assets consist primarily of other investments not classified elsewhere herein.

Securities Lending Invested Collateral and Securities Lending Payable

On December 12, 2008, the Company terminated its securities lending activities (see Note 6 for additional information).

Securities lending collateral was invested in interest-bearing cash equivalents and fixed maturity securities, primarily floating-rate bonds. Securities lending collateral investments in fixed maturity securities were carried at fair value and accounted for in a manner consistent with other available-for-sale fixed maturity securities, and were evaluated for other-than-temporary impairment by applying the same criteria used for other fixed maturity securities. The Company's allocated portion of income earned on the invested collateral, net of interest repaid to the borrowers under the securities lending agreements and the related management fees paid to administer the program, was recorded as investment income in the statement of income (loss). The Company's allocated portion of any realized investment losses on the invested collateral was recorded in the statement of income
(loss). The Company generally obtained and maintained cash collateral from securities borrowers at current market levels for the securities lent. During the fourth quarter of 2008, in connection with certain securities lending transactions, the Company met the requirements for sale accounting because collateral received from the counterparties was insufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Company accounted for such lending transactions as sales combined with forward purchase commitments, rather than as secured borrowings.

As of December 31, 2007, securities subject to securities lending agreements had a fair value of $1.3 billion, and were included in fixed maturity securities available for sale at that date.

       The United States Life Insurance Company in the City of New York

2.4 Investments (continued)

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps and foreign currency swaps. The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting (see Note 4). The Company carries all derivatives at fair value in the balance sheet. Changes in the fair value of derivatives are reported as part of net realized investment gains and losses in the statement of income (loss).

2.5 Assets and Liabilities Related to Separate Accounts

Assets and liabilities related to separate accounts represent funds that are separately administered for variable annuities and variable universal life contracts, for which the investment risk lies solely with the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain policies. Therefore, the Company's liability for these separate accounts equals the value of the separate account assets. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the statements of income (loss), comprehensive income (loss), and cash flows. Assets held in separate accounts are primarily shares in mutual funds, which are carried at fair value based on the quoted net asset value per share and are insulated from creditors.

The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the statement of income (loss).

2.6 Deferred Acquisition Costs ("DAC")

Certain costs of writing an insurance policy, including commissions, underwriting and marketing expenses, are deferred and reported as DAC.

DAC associated with individual interest-sensitive life contracts is charged to expense in relation to the estimated gross profits of those contracts. DAC associated with other individual insurance contracts is charged to expense over the premium-paying period or as the premiums are earned over the life of the contracts.

DAC associated with interest-sensitive life contracts is adjusted for the impact on estimated future gross profits as if net unrealized gains (losses) on securities supporting those contracts had been realized at the balance sheet date. The impact of this adjustment, net of deferred taxes, is included in accumulated other comprehensive income within shareholder's equity.

For group contracts, the DAC is amortized in relation to the expected revenue over the rate guarantee period.

The Company reviews the carrying amount of DAC on at least an annual basis. Management considers estimated future gross profits or future premiums, future lapse rates, expected mortality/morbidity, interest earned and credited rates, persistency and expenses in determining whether the carrying amount is recoverable.

       The United States Life Insurance Company in the City of New York

2.7 Reserves for Fixed Annuity Contracts

Reserves for fixed annuity contracts are accounted for as investment-type contracts in accordance with FAS 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"), and are recorded at accumulated value (deposits received, plus accrued interest, less withdrawals and assessed fees).

Under GAAP, deposits collected on non-traditional life and annuity insurance products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statement of income (loss), as they are recorded directly to reserves for fixed annuity contracts, or to variable annuity liabilities related to separate accounts, upon receipt.

2.8 Premium Recognition

Premiums for traditional life insurance are recognized when due. Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in premium and other considerations in the statements of income. Policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC (see Note 2.6).

Premiums for group and credit business are earned over the contract term. The portion of group and credit premiums that are not earned at the end of a reporting period are recorded as unearned premium. The Company estimates and accrues group and credit premiums due but not yet collected.

2.9 Net Investment Income

Net investment income represents income primarily from the following sources in the Company's operations:

   . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

   . Dividend income and distributions from common and preferred stock and other investments when receivable.

   . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value.

   . Earnings from partnership investments accounted for under the equity method.

2.10 Net Realized Investment Gains and Losses

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

   . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments.

   . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value), and other types of investments for other-than-temporary impairments.

   .   Changes in fair value of derivatives.

   .   Exchange gains and losses resulting from foreign currency transactions.

       The United States Life Insurance Company in the City of New York

2.11 Reinsurance

The Company generally limits its exposure to loss on any single insured to $10.0 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15.0 million. These limits were increased from lower amounts on April 11, 2007.

For group life business, the Company limits its exposure to $500 thousand on any one coverage per policy. For group long-term disability ("LTD"), the Company reinsures risks in excess of $6 thousand of monthly disability income.

The Company diversifies its risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ability ratings. If the reinsurer could not meet its obligations, the Company would reassume the liability, as the Company remains primarily liable to the policyholder.

Recoverables are recorded for the portion of benefits paid and insurance liabilities that have been reinsured. The cost of reinsurance is recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies. Premiums ceded and currently due to reinsurers are recorded as reinsurance balances payable.

2.12 Policy and Contract Claim Reserves

The Company's insurance and annuity liabilities are comprised of both long-duration and short-duration contracts. Many contracts cannot be changed or canceled by the Company during the contract period.

Reserves for traditional life and annuity payout contracts are based on estimates of the cost of future policy benefits. Interest assumptions used to compute reserves ranged from 1.83% to 11.25% at December 31, 2008. Reserves for traditional life are determined using the net level premium method. For deferred annuities and interest-sensitive life insurance policies, reserves equal the sum of the policy account balance, deferred revenue charges, and as applicable, reserves required by Statement of Position ("SOP") 03-1 "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". Equity indexed business is reserved according to Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133").

For group and credit contracts the policy reserve is equal to the unearned premium reserves. The unearned premium reserve for group business is based on gross premium and is calculated on a pro rata basis. The unearned premium reserve for credit business is also based on the gross premium and uses one of three methods: (i) rule of 78, (ii) pro rata or mean of rule of 78 and
(iii) pro rata.

Incurred but not reported claim reserves for accident and health business are based upon historical patterns demonstrated through run-out studies. Reserves for open LTD claims are based on Table 95a, modified for Company experience. The interest rate assumption varies by year of incurral, but the average approximates 5.97%. Reserves for credit disability claims are based on the 1964 Commissioner Disability Tables, modified for Company experience, at 3.0%. Loss adjustment expense reserves are most material on LTD claims. These reserves are calculated on a seriatim basis based on values derived from expense studies.

Waiver of premium reserves for life insurance are based on the 1970 Krieger table, modified for Company experience. The interest rate assumption varies by year of incurral and the average is approximately 6.24%.

       The United States Life Insurance Company in the City of New York

2.12 Policy and Contract Claim Reserves (continued)

Claim reserves attributable to the workers' compensation carve-out business assumed from Superior National Insurance Company (in Liquidation) are estimated by using a loss development analysis, based upon a combination of actuarial methods including paid loss development, incurred loss development, and the Bornhuetter-Ferguson method, using both paid and incurred claims. Future expected claim payments are discounted using a 3% discount rate (see Note 10).

2.13 Income Taxes

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

2.14 Participating Policy Contracts

Participating life insurance accounted for approximately 21.0 percent of life insurance in force at December 31, 2008.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $3.4 million, $3.2 million and $2.7 million in 2008, 2007 and 2006, respectively, and are included in death and other benefits in the statements of income.

2.15 Recently Issued Accounting Standards

The Company adopted the following accounting standards during 2006:

FAS 155

In February 2006, the FASB issued Statement of Financial Accounting Standard No. 155, "Accounting for Certain Hybrid Financial Instruments, an amendment of FASB Statements No. 133 and 140" ("FAS 155"). FAS 155 allows the Company to include changes in fair value in earnings on an instrument-by-instrument basis for any hybrid financial instrument that contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately under Statement of Financial Accounting Standard No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("FAS 133"). The election to measure the hybrid instrument at fair value is irrevocable at the acquisition or issuance date. The Company elected to early adopt FAS 155 effective January 1, 2006 and apply FAS 155 fair value measurement to certain investments in its available for sale portfolio that existed at December 31, 2005. The adoption of this guidance did not have a material effect on the Company's financial condition or results of operations.

       The United States Life Insurance Company in the City of New York

2.15 Recently Issued Accounting Standards (continued)

The Company adopted the following accounting standards during 2007:

SOP 05-1

In September 2005, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting for internal replacements of insurance and investment contracts other than those specifically described in "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("FAS 97"). The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 became effective on January 1, 2007 and generally affects the accounting for internal replacements occurring after that date.

In the first quarter of 2007, the Company recorded a cumulative effect reduction of $4.1 million, net of tax, to the opening balance of retained earnings on the date of adoption of SOP 05-1. This adoption reflected changes in unamortized DAC, deferred sales inducement assets, unearned revenue liabilities and future policy benefits for life and accident and health insurance contracts resulting from a shorter expected life related to certain group life and health insurance contracts and the effect on the gross profits of investment-oriented products related to previously anticipated future internal replacements.

FIN 48

In July 2006, the FASB issued FASB Interpretation No. ("FIN") 48, "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted FIN 48 on January 1, 2007. The Company's implementation did not result in an adjustment to opening retained earnings.

The Company adopted the following accounting standards during 2008:

FAS 157

In September 2006, FASB issued Statement of Financial Accounting Standard
No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosure requirements regarding fair value measurements but does not change existing guidance about whether an asset or liability is carried at fair value. The Company adopted FAS 157 on January 1, 2008, its required effective date.
FAS 157 must be applied prospectively, except that the difference between the carrying amount and fair value of a stand-alone derivative or hybrid instrument measured using the guidance in EITF 02-3 on recognition of a trading profit at the inception of a derivative, is to be applied as a cumulative-effect adjustment to opening retained earnings on January 1, 2008. The adoption of FAS 157 did not have a material effect on the Company's financial condition or results of operations as only additional disclosures were required.

       The United States Life Insurance Company in the City of New York

2.15 Recently Issued Accounting Standards (continued)

FAS 159

In February 2007, the FASB issued Statement of Financial Accounting Standard No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"). FAS 159 permits entities to choose to measure at fair value many financial instruments and certain other items that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. FAS 159 also establishes presentation and disclosure requirements for similar types of assets and liabilities measured at fair value. FAS 159 permits the fair value option election on an instrument-by-instrument basis for eligible items existing at the adoption date and at initial recognition of an asset or liability or upon an event that gives rise to a new basis of accounting for that instrument. The Company adopted FAS 159 on January 1, 2008, its required effective date. The Company did not make any fair value measurement elections upon initial adoption of FAS 159, as such, the adoption of FAS 159 did not have a material effect on the Company's financial condition or results of operations. The effect of FAS 159 on the Company's financial condition or results of operations prospectively directly depends on the nature and extent of eligible items elected to be measured at fair value.

FSP FAS 157-3

In October 2008, the FASB issued FASB Staff Position No. FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP FAS 157-3"). FSP FAS 157-3 provides guidance clarifying certain aspects of FAS 157 with respect to the fair value measurements of a security when the market for that security is inactive. The Company adopted this guidance in the third quarter of 2008. The effects of adopting FSP FAS 157-3 on the Company's financial condition and results of operations were not material.

FSP FAS 140-4 and FIN 46(R)-8

In December 2008, the FASB issued FSP FAS 140-4 and FIN 46(R)-8. "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" (FSP). The FSP amends and expands the disclosure requirements regarding transfers of financial assets and a company's involvement with variable interest entities. The FSP is effective for interim and annual periods ending after December 15, 2008. Adoption of the FSP did not affect the Company's financial condition, results of operations or cash flow, as only additional disclosures were required.

FSP EITF 99-20-1

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20" (FSP EITF 99-20-1). FSP EITF 99-20-1 amends the impairment guidance in EITF Issue No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets," to achieve more consistent determination of whether an other-than-temporary impairment has occurred. The FSP also retains and emphasizes the objective of an other-than-temporary impairment assessment and the related disclosure requirements in FASB Statement No. 115, "Accounting for Certain Investments in Debt and Equity Securities" and other related guidance. The Company adopted this guidance in the fourth quarter of 2008. The effects of adopting FSP EITF 99-20-1 on the Company's financial condition and results of operations were not material.

       The United States Life Insurance Company in the City of New York

2.16 Future Applications of Accounting Standards

FAS 141 (R)

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 141 (revised 2007), "Business Combinations" ("FAS 141(R)"). FAS 141(R) changes the accounting for business combinations in a number of ways, including broadening the transactions or events that are considered business combinations, requiring an acquirer to recognize 100 percent of the fair values of assets acquired, liabilities assumed, and noncontrolling interests in acquisitions of less than a 100 percent controlling interest when the acquisition constitutes a change in control of the acquired entity, recognizing contingent consideration arrangements at their acquisition-date fair values with subsequent changes in fair value generally reflected in income, and recognizing preacquisition loss and gain contingencies at their acquisition-date fair values, among other changes. The Company adopted FAS 141(R) for business combinations for which the acquisition date is on or after January 1, 2009. The adoption of this guidance will not have a material effect on the Company's financial position or results of operations, but may have an effect on the accounting for future business combinations, if any.

FAS 160

In December 2007, the FASB issued Statement of Financial Accounting Standard No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51" ("FAS 160"). FAS 160 requires noncontrolling (i.e., minority) interests in partially owned consolidated subsidiaries to be classified in the consolidated balance sheet as a separate component of consolidated shareholders' equity, or in the mezzanine section of the balance sheet (between liabilities and equity), to the extent such interests do not qualify as "permanent equity" in accordance with EITF Topic D-98, "Classification and Measurement of Redeemable Securities (revised September
2008). FAS 160 also establishes accounting rules for subsequent acquisitions and sales of noncontrolling interests and provides for how noncontrolling interests should be presented in the consolidated statement of income. The non-controlling interests' share of subsidiary income should be reported as a part of consolidated net income with disclosure of the attribution of consolidated net income to the controlling and noncontrolling interests on the face of the consolidated statement of income.

The Company adopted FAS 160 on January 1, 2009, its required effective date. FAS 160 must be adopted prospectively, except that noncontrolling interests should be reclassified from liabilities to a separate component of shareholders' equity and consolidated net income should be recast to include net income attributable to both the controlling and noncontrolling interests retrospectively. The Company's adoption of FAS 160 will have no effect on its financial statements.

FAS 161

In March 2008, the FASB issued Statement of Financial Accounting Standard
No. 161, "Disclosures about Derivative Instruments and Hedging Activities - an amendment of FASB Statement No. 133" ("FAS 161"). FAS 161 requires enhanced disclosures about (a) how and why the Company uses derivative instruments,
(b) how derivative instruments and related hedged items are accounted for under FAS 133 and its related interpretations, and (c) how derivative instruments and related hedged items affect the Company's financial condition, results of operations, and cash flows. FAS 161 is effective for the Company beginning with financial statements issued in the first quarter of 2009. Because FAS 161 only requires additional disclosures about derivatives, it will have no effect on the Company's financial condition, results of operations or cash flows.

       The United States Life Insurance Company in the City of New York

2.16 Future Applications of Accounting Standards (continued)

FAS 162

In May 2008, the FASB issued Statement of Financial Accounting Standard No. 162, "The Hierarchy of Generally Accepted Accounting Principles" ("FAS 162"). FAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements presented in conformity with GAAP but does not change current practices. FAS 162 will become effective on the 60th day following Securities and Exchange Commission ("SEC") approval of the Public Company Accounting Oversight Board amendments to remove GAAP hierarchy from the auditing standards. FAS 162 will have no effect on the Company's financial condition, results of operations or cash flows.

FSP FAS 140-3

In February 2008, the FASB issued FASB Staff Position No. FAS 140-3, "Accounting for Transfers of Financial Assets and Repurchase Financing Transactions" ("FSP FAS 140-3"). FSP FAS 140-3 requires an initial transfer of a financial asset and a repurchase financing that was entered into contemporaneously with or in contemplation of the initial transfer to be evaluated as a linked transaction unless certain criteria are met. FSP FAS 140-3 is effective for the Company beginning January 1, 2009 and will be applied to new transactions entered into from that date forward. Early adoption is prohibited. The Company is currently assessing the effect that adopting FSP FAS 140-3 will have on its financial statements but does not believe the effect will be material.

FSP FAS 141(R)-1

In April 2009, the FASB issued FASB Staff Position No. FAS 141(R)-1, "Accounting for Assets Acquired and Liabilities Assumed in a Business Combination That Arise from Contingencies" ("FSP FAS 141(R)-1"). FSP FAS 141(R)-1 amends and clarifies FAS 141(R) to address issues on initial recognition and measurement, subsequent measurement and accounting, and disclosure of assets and liabilities arising from contingencies in a business combination. This FSP is effective for assets or liabilities arising from contingencies in business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2008. The adoption of this guidance will not have a material effect on the Company's financial position or results of operations, but may have an effect on the accounting for future business combinations, if any.

FSP FAS 157-4

In April 2009, the FASB issued FASB Staff Position No. FAS 157-4, "Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP FAS 157-4"). FSP FAS 157-4 provides additional guidance for estimating fair value in accordance with FAS 157 when there is no active market or where the price inputs being used represent distressed sales. FSP FAS 157-4 reaffirms what FAS 157 states is the objective of fair value measurement, which is to reflect the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction at the date of the financial statements under current market conditions. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt for interim and annual periods ending after March 15, 2009. The Company will adopt FSP FAS 157-4 in the second quarter of 2009, as required, and is assessing the effect it will have on its financial condition and results of operations.

       The United States Life Insurance Company in the City of New York

2.16 Future Applications of Accounting Standards (continued)

FSP FAS 115-2 and FAS 124-2

In April 2009, the FASB issued FASB Staff Position No. FAS 115-2 and FAS 124-2, "Recognition and Presentation of Other-Than-Temporary Impairments" ("FSP"). The FSP amends the other-than-temporary impairment guidance in U.S. GAAP for debt securities to make guidance more operational and to improve the presentation and disclosure of other-than-temporary impairments on debt and equity securities in the financial statements. This FSP does not amend existing recognition and measurement guidance related to other-than-temporary impairments of equity securities. The FSP is intended to bring greater consistency to the timing of impairment recognition, and provide greater clarity to investors about the credit and noncredit components of impaired debt securities that are not expected to be sold. The FSP also requires increased and more timely disclosures regarding expected cash flows, credit losses, and an aging of securities with unrealized losses. The FSP is effective for interim and annual periods ending after June 15, 2009, but entities may early adopt for interim and annual periods ending after March 15, 2009. The Company will adopt the FSP in the second quarter of 2009, as required, and is assessing the effect it will have on its financial condition and results of operations.

       The United States Life Insurance Company in the City of New York

3. Investments

3.1 Investment Income

Investment income by type of investment was as follows:

                                                        2007       2006
                                             2008    (Restated) (Restated)
                                           --------  ---------- ----------
                                                   (In Thousands)
     Investment income:
        Fixed maturities.................. $264,703   $219,676   $216,012
        Equity securities.................      890      1,354      1,028
        Mortgage loans on real estate.....   22,090     24,369     16,426
        Policy loans......................   13,264     13,230     13,049
        Other long-term investments.......   (3,292)     4,353      5,744
        Short-term investments............    2,742      2,898      1,430
        Investment income from affiliates.    7,313      6,918      7,417
        Securities lending................    7,330        930        761
        Interest on reinsurance recapture.       --     43,751         --
                                           --------   --------   --------
     Gross investment income..............  315,040    317,479    261,867
     Investment expenses..................    2,709      2,420      2,094
                                           --------   --------   --------
     Net investment income................ $312,331   $315,059   $259,773
                                           ========   ========   ========

3.2 Investment Gains and Losses

The net realized (losses) by type of investment are summarized below:

                                                       2007       2006
                                            2008    (Restated) (Restated)
                                         ---------  ---------- ----------
                                                  (In Thousands)
      Realized (losses) on investments:
      Fixed maturities:
         Gross gains.................... $  93,301   $  6,458   $  4,879
         Gross losses...................  (633,096)   (40,568)   (24,427)
                                         ---------   --------   --------
      Total fixed maturities............  (539,795)   (34,110)   (19,548)
      Other investments.................   (23,987)    (2,170)       248
      Securities lending collateral.....  (355,146)   (18,881)        --
                                         ---------   --------   --------
      Net realized investment (losses).. $(918,928)  $(55,161)  $(19,300)
                                         =========   ========   ========

During 2008, 2007 and 2006, the Company's realized losses included write-downs of $513.0 million, $31.8 million and $14.5 million, respectively, for certain available-for-sale fixed maturity investments that experienced declines deemed to be other than temporary. Additionally, in 2008, the Company's realized losses included write-downs of $318.2 million and $393 thousand, respectively, related to other than temporary declines in securities lending and other long term investments compared to $16.7 million and $489 thousand in 2007. There were no write-downs related to other than temporary declines in securities lending or other long term investments in 2006.

       The United States Life Insurance Company in the City of New York

3.2 Investment Gains and Losses (continued)

The following table summarizes the gross unrealized losses and fair value on investment securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position at December 31, 2008 and 2007, respectively:

                                 Less than 12 Months    12 Months or More           Total
                                --------------------- --------------------- ---------------------
                                           Unrealized            Unrealized            Unrealized
                                Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
(In Thousands)                  ---------- ---------- ---------- ---------- ---------- ----------
December 31, 2008
   Fixed Maturities............ $1,153,885  $180,649   $672,716   $127,697  $1,826,601  $308,346
   Equity Securities...........      5,660       286         --         --       5,660       286
   Other Long Term Investments.         --        --      1,068         49       1,068        49
                                ----------  --------   --------   --------  ----------  --------
   Total....................... $1,159,545  $180,935   $673,784   $127,746  $1,833,329  $308,681
                                ==========  ========   ========   ========  ==========  ========

                                 Less than 12 Months    12 Months or More           Total
                                --------------------- --------------------- ---------------------
                                           Unrealized            Unrealized            Unrealized
(In Thousands)                  Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
(Restated)                      ---------- ---------- ---------- ---------- ---------- ----------
December 31, 2007
Fixed Maturities............... $1,233,722  $ 34,250   $760,586   $ 42,179  $1,994,308  $ 76,429
Other Long Term Investments....         --        --      1,367        393       1,367       393
Securities lending collateral..    898,738    81,730     77,254      8,259     975,992    89,989
                                ----------  --------   --------   --------  ----------  --------
Total.......................... $2,132,460  $115,980   $839,207   $ 50,831  $2,971,667  $166,811
                                ==========  ========   ========   ========  ==========  ========

The Company regularly reviews its investments for possible impairments based on the criteria discussed in Note 2. The determination that a security has incurred an other-than-temporary decline in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investments. As of December 31, 2008, all of the unrealized losses in the table shown above were considered to be temporary based on the results of this review.

       The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities

All fixed maturity and equity securities are classified as available-for-sale and reported at fair value. Amortized cost and fair value at December 31, 2008 and 2007 were as follows:

                                                    Gross      Gross    Estimated
                                      Cost or     Unrealized Unrealized   Fair
                                   Amortized Cost    Gain       Loss      Value
                                   -------------- ---------- ---------- ----------
                                                   (In Thousands)
December 31, 2008
Fixed maturity securities:
   Corporate securities:
       Investment-grade...........   $2,472,143    $ 76,391  $(224,570) $2,323,964
       Below investment-grade.....      192,608         857     (8,736)    184,729
   Mortgage-backed securities*....      840,456      20,794    (73,937)    787,313
   U.S. government obligations....       24,600       6,411       (112)     30,899
   Foreign governments............       19,432       2,609       (133)     21,908
   State and political
     subdivisions.................       25,694         127       (858)     24,963
                                     ----------    --------  ---------  ----------
Total fixed maturity securities...   $3,574,933    $107,189  $(308,346) $3,373,776
                                     ==========    ========  =========  ==========
Equity securities.................   $    8,557    $    128  $    (286) $    8,399
                                     ==========    ========  =========  ==========
Securities lending collateral.....   $       --    $     --  $      --  $       --
                                     ==========    ========  =========  ==========

                                                    Gross      Gross    Estimated
                                      Cost or     Unrealized Unrealized   Fair
                                   Amortized Cost    Gain       Loss      Value
                                   -------------- ---------- ---------- ----------
                                                   (In Thousands)
December 31, 2007 (Restated)
Fixed maturity securities:
   Corporate securities:
       Investment-grade...........   $2,640,755    $ 97,905  $ (29,918) $2,708,742
       Below investment-grade.....      352,439       6,443     (4,188)    354,694
   Mortgage-backed securities*....    1,083,101      12,623    (42,316)  1,053,408
   U.S. government obligations....       24,722       3,227         --      27,949
   Foreign governments............       29,970       2,399         (6)     32,363
   State and political
     subdivisions.................       25,890       2,077         --      27,967
                                     ----------    --------  ---------  ----------
Total fixed maturity securities...   $4,156,877    $124,674  $ (76,428) $4,205,123
                                     ==========    ========  =========  ==========
Equity securities.................   $   11,068    $    813  $      --  $   11,881
                                     ==========    ========  =========  ==========
Securities lending collateral.....   $1,345,686    $     81  $ (89,989) $1,255,778
                                     ==========    ========  =========  ==========

* Primarily includes pass-through securities guaranteed by the U.S. government and government agencies for both December 31, 2008 and 2007.

       The United States Life Insurance Company in the City of New York

3.3 Fixed Maturity and Equity Securities (continued)

The contractual maturities of fixed maturity securities at December 31, 2008 were as follows:

                                                            2008
                                                    ---------------------
                                                    Amortized    Market
                                                      Cost       Value
                                                    ---------- ----------
                                                       (In Thousands)
      Fixed maturity securities, excluding
        mortgage-backed securities:
         Due in one year or less................... $   86,035 $   86,069
         Due after one year through five years.....    706,087    694,615
         Due after five years through ten years....  1,098,746    991,327
         Due after ten years.......................    843,609    814,451
      Mortgage-backed securities...................    840,456    787,314
                                                    ---------- ----------
      Total fixed maturity securities.............. $3,574,933 $3,373,776
                                                    ========== ==========

Actual maturities may differ from contractual maturities, since borrowers may have the right to call or prepay obligations. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity. Proceeds from sales of fixed maturities were $390 million, $508 million and $523 million during 2008, 2007 and 2006, respectively.

See Note 6 for information on events and transactions related to the Company's participation in AIG US's Securities Lending Program.

3.4 Non-Income Producing Assets

The amount of non-income producing assets was insignificant.

3.5 Investments Greater Than 10% of Shareholder's Equity

There were no individual investment securities in which the market value exceeded 10% of the Company's total shareholder's equity as of December 31, 2008, other than the Senior Notes from AIG Life Holdings ("AIGLH"), formerly American General Corporation, of $122 million as reported in Note 13.

       The United States Life Insurance Company in the City of New York

4. Derivative Financial Instruments

4.1 Use of Derivative Financial Instruments

The Company's use of derivative financial instruments is generally limited to interest rate swaps, currency swaps and S&P 500 index options as economic hedges of certain financial assets and liabilities as follows:

Derivative Instrument                    Economically Hedged Item
---------------------                    ------------------------
Interest rate and currency swaps         Private placement bonds
S&P 500 index, Dow Jones EURO STOXX 50,  Equity-indexed policy liabilities on
  Nikkei 225 Index and Hang Seng Index     certain universal life and annuity
  options                                  policies

The Company believes that such hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting.

With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded S&P 500 Index, options derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

4.2 Risks Inherent in the Use of Derivatives

Risks inherent in the use of derivatives include market risk, credit risk in the event of non-performance by counterparties, and mismatch risk. Exposure to market risk is mitigated by the fact that all derivatives contracts are executed as effective economic hedges, the financial effects of which are offset by another financial instrument (investment securities or index-based policy liabilities). Counterparty credit exposure is limited by entering into agreements with affiliated counterparties or unaffiliated counterparties having high credit ratings. Affiliated counterparties are guaranteed by AIG and unaffiliated counterparty credit ratings are monitored on a regular basis. Mismatch risk is the risk that hedges are executed improperly or become ineffective over the term of the contracts.

4.3 Interest Rate and Currency Swap Agreements

Interest rate swap agreements are used to convert specific investment securities from a floating to a fixed rate basis and to convert certain fixed rates to different fixed rates. Currency swap agreements are used to convert cash flows from specific investment securities denominated in foreign currencies into U.S. dollars at specific exchange rates.

Swap agreements have terms of seven to eight years. Interest rate and currency swap agreements related to investment securities at December 31 were as follows:

                                                                   2007
                                                         2008   (Restated)
                                                        ------- ----------
                                                          (In Thousands)
     Interest rate swap agreements:
        Notional amount................................ $    --  $28,000
        Fair value.....................................      --      120

     Currency swap agreements:
        Notional amount................................ $15,000  $15,000
        Fair value.....................................     899   (1,479)

       The United States Life Insurance Company in the City of New York

4.4 Index Options

S&P 500 index options (puts and calls) are purchased as economic hedges of index-based exposures inherent in the Company's equity-indexed universal life and annuity products. Such options generally have terms of one or two years. The Company has procedures in place to economically match option purchases to policy liabilities. Contracts outstanding at December 31 were as follows:

                                                       2008           2007
                                                  -------------- --------------
                                                           Fair           Fair
                                                  Notional Value Notional Value
                                                  -------- ----- -------- -----
                                                         (In Thousands)
Calls:
   One-year (or less) contracts..................  $1,645   $4     $--     $--

5. Fair Value Measurements

Effective January 1, 2008 the Company adopted FAS 157 and FAS 159, which specify measurement and disclosure standards related to assets and liabilities measured at fair value.

Fair Value Measurements on a Recurring Basis

The Company measures at fair value on a recurring basis financial instruments in its trading and available for sale securities portfolios, derivative assets and liabilities, securities lending invested collateral, non-traded equity investments and certain private limited partnership and certain hedge funds included in other invested assets, separate account assets, and certain policyholders' contract deposits. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

       The United States Life Insurance Company in the City of New York

Fair Value Hierarchy

Beginning January 1, 2008, assets and liabilities recorded at fair value in the balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below:

Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include certain government and agency securities, actively traded listed common stocks and derivative contracts, most variable account assets and most mutual funds.

Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset-backed securities ("ABS"), certain listed equities, state, municipal and provincial obligations, hybrid securities, mutual fund and hedge fund investments and derivative contracts.

Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 include certain distressed ABS, structured credit products, certain derivative contracts, policyholders' contract deposits carried at fair value, private equity and real estate fund investments, and direct private equity investments. The Company's non-financial-instrument assets that are measured at fair value on a non-recurring basis generally are classified as Level 3.

Incorporation of Credit Risk in Fair Value Measurements

Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty credit default swap spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as cash collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly include the incorporation of counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

       The United States Life Insurance Company in the City of New York

Fair Value Hierarchy (continued)

The following is a description of the valuation methodologies used for instruments carried at fair value:

Fixed Maturity Securities -- Trading and Available for Sale

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value fixed maturity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

The Company estimates the fair value of fixed maturity securities not traded in active markets, by referring to traded securities with similar attributes, using dealer quotations, a matrix pricing methodology, discounted cash flow analyses or internal valuation models. This methodology considers such factors as the issuer's industry, the security's rating and tenor, its coupon rate, its position in the capital structure of the issuer, yield curves, credit curves, prepayment rates and other relevant factors. For fixed maturity instruments that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability, and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

Maiden Lane II

At inception, the Company's economic interest in ML II was valued at the transaction price. Subsequently, ML II is valued using a discounted cash flow methodology using the estimated future cash flows of the assets to which the ML II interest is entitled and the discount rates applicable to such interest as derived from the fair value of the entire asset pool. The implicit discount rates are calibrated to the changes in the estimated asset values for the underlying assets commensurate with the Company's interest in the capital structure of the entity. Estimated cash flows and discount rates used in the valuation are validated, to the extent possible, using market observable information for securities with similar asset pools, structure and terms.

Valuation Sensitivity: The fair value of the ML II interest is most affected by changes in the discount rates and changes in the underlying estimated future collateral cash flow assumptions used in the valuation model.

The benchmark London InterBank Offered Rates ("LIBOR") interest rate curve changes are determined by macroeconomic considerations and financial sector credit spreads. The spreads over LIBOR for ML II (including collateral-specific credit and liquidity spreads) can change as a result of changes in market expectations about the future performance of this investment as well as changes in the risk premium that market participants would demand at the time of the transactions.

Changes in estimated future cash flows would primarily be the result of changes in expectations for collateral defaults, recoveries, and underlying loan prepayments.

       The United States Life Insurance Company in the City of New York

Fair Value Hierarchy (continued)

Maiden Lane II (continued)

Increases in the discount rate or decreases in estimated future cash flows used in the valuation would decrease the Company's estimate of the fair value of ML II as shown in the table below.

                                                    Fair Value Change
                                                    -----------------
                                                     (In Thousands)
           Discount Rates
           200 basis points........................     $ (1,537)
           400 basis points........................       (2,887)

           Estimated Future Cash Flows
           10% decrease............................     $ (5,559)
           20% decrease............................      (10,478)

The Company believes that the ranges of discount rates used in this analysis are reasonable based on implied spread volatilities of similar collateral securities and implied volatilities of LIBOR interest rates. The ranges of estimated future cash flows were determined based on variability in estimated future cash flows implied by cumulative loss estimates for similar instruments. The fair value of the ML II interest is likely to vary, perhaps materially, from the amount estimated.

Equity Securities Traded in Active Markets -- Available for Sale

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its trading and available for sale portfolios. Market price data generally is obtained from exchange or dealer markets.

Securities Lending Collateral

Securities lending collateral is invested in short-term investments and fixed maturity securities, primarily floating-rate bonds. The carrying value of short-term investments is considered to be a reasonable estimate of fair value. Securities lending collateral investments in fixed maturity securities are recorded at fair value, which is based on quoted market prices or internally developed models, consistent with the methodology for other fixed maturity securities. The Company discontinued its securities lending activities on December 12, 2008.

Non-Traded Equity Investments -- Other Invested Assets

The Company initially estimates the fair value of equity instruments not traded in active markets by reference to the transaction price. This valuation is adjusted only when changes to inputs and assumptions are corroborated by evidence such as transactions in similar instruments, completed or pending third-party transactions in the underlying investment or comparable entities, subsequent rounds of financing, recapitalizations and other transactions across the capital structure, offerings in the equity capital markets, and changes in financial ratios or cash flows. For equity securities that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and/or non-transferability and such adjustments generally are based on available market evidence. In the absence of such evidence, management's best estimate is used.

       The United States Life Insurance Company in the City of New York

Fair Value Hierarchy (continued)

Private Limited Partnership and Hedge Fund Investments -- Other Invested Assets

The Company initially estimates the fair value of investments in certain private limited partnerships and certain hedge funds by reference to the transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which generally are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair measurement.

Separate and Variable Account Assets and Liabilities

Separate and variable account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over the counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. When the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price is initially used as the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. Subsequent to initial recognition, the Company updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

       The United States Life Insurance Company in the City of New York

Fair Value Hierarchy (continued)

Policyholders' Contract Deposits

Policyholders' contract deposits accounted for at fair value beginning January 1, 2008 are measured using an income approach by taking into consideration the following factors:

   .   Current policyholder account values and related surrender charges;

   . The present value of estimated future cash inflows (policy fees) and outflows (benefits and maintenance expenses) associated with the product using risk neutral valuations, incorporating expectations about policyholder behavior, market returns and other factors; and

   . A risk margin that market participants would require for a market return and the uncertainty inherent in the model inputs.

The change in fair value of these policyholders' contract deposits is recorded as policyholders' benefits in the statement of income (loss).

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis at December 31, 2008, and indicates the level of the fair value measurement based on the levels of the inputs used:

                                                                               Total Fair Value
                                                   Level 1  Level 2   Level 3  December 31, 2008
                                                   ------- ---------- -------- -----------------
                                                                  (In Thousands)
Assets:
Fixed maturity securities, available for sale..... $   --  $3,072,174 $301,602    $3,373,776
Fixed maturity securities trading.................     --          --   13,803        13,803
Equity securities, available for sale.............  2,703       4,851      833         8,387
Partnerships and other invested assets............     --       4,539    4,199         8,738
Short-term investments............................     --      60,570       --        60,570
Derivative assets.................................      4       1,859       --         1,863
Assets held in separate accounts..................  2,154          --       --         2,154
                                                   ------  ---------- --------    ----------
   Total.......................................... $4,861  $3,143,993 $320,437    $3,469,291
                                                   ======  ========== ========    ==========
Liabilities:
Policyholder contract deposits.................... $   --  $       -- $  1,135    $    1,135
Derivative liabilities............................      1          --       --             1
                                                   ------  ---------- --------    ----------
   Total.......................................... $    1  $       -- $  1,135    $    1,136
                                                   ======  ========== ========    ==========

At December 31, 2008, Level 3 assets totaled $320.4 million, representing 6.04 percent of total assets, and Level 3 liabilities totaled $1.1 million, representing .02 percent of total liabilities.

       The United States Life Insurance Company in the City of New York

Assets and Liabilities Measured at Fair Value on a Recurring Basis (continued)

The following tables present changes during the twelve month period ended December 31, 2008 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during the twelve month period ended December 31, 2008 related to the Level 3 assets and liabilities that remained on the balance sheet at December 31, 2008:


                                                  Net
                                                Realized
                                                  and
                                               Unrealized    Accumulated    Purchases,
                                  Balance at Gains (Losses)     Other     Sales Issuances               Balance at
                                  January 1,  included in   Comprehensive       and       Transfers In December 31,
                                     2008        Income     Income (Loss)   Settlements      (Out)         2008
                                  ---------- -------------- ------------- --------------- ------------ ------------
                                                                           (In Thousands)
Assets:
Fixed maturity securities,
  available for sale.............  $297,970    $ (87,901)      $(2,893)      $ (37,193)     $131,619     $301,602
Fixed maturity securities
  trading........................        --       (3,797)           --          17,600            --       13,803
Equity securities, available for
  sale...........................       650           (4)       (1,137)           (750)        2,074          833
Securities lending collateral....   191,204     (113,471)       30,364        (220,936)      112,839           --
Partnerships and other invested
  assets.........................     5,328         (529)          148            (748)           --        4,199
                                   --------    ---------       -------       ---------      --------     --------
   Total.........................  $495,152    $(205,702)      $26,482       $(242,027)     $246,532     $320,437
                                   ========    =========       =======       =========      ========     ========
Liabilities:
Policyholder contract deposits...  $    430    $     580       $    --       $     125      $     --     $  1,135
                                   --------    ---------       -------       ---------      --------     --------
   Total.........................  $    430    $     580       $    --       $     125      $     --     $  1,135
                                   ========    =========       =======       =========      ========     ========

                                    Changes in
                                    Unrealized
                                  Gains (Losses)
                                        on
                                   Instruments
                                     Held at
                                   December 31,
                                       2008
                                  --------------

Assets:
Fixed maturity securities,
  available for sale.............    $    --
Fixed maturity securities
  trading........................     (3,797)
Equity securities, available for
  sale...........................         --
Securities lending collateral....         --
Partnerships and other invested
  assets.........................         --
                                     -------
   Total.........................    $(3,797)
                                     =======
Liabilities:
Policyholder contract deposits...    $    --
                                     -------
   Total.........................    $    --
                                     =======

(a)Net realized and unrealized gains and losses shown above are reported in the statement of income (loss) primarily as follows:

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2008 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

The Company uses various hedging techniques to manage risks associated with certain positions, including those classified within Level 3. Such techniques may include the purchase or sale of financial instruments that are classified within Level 1 and/or Level 2. As a result, the realized and unrealized gains (losses) for assets and liabilities classified within Level 3 presented in the table above do not reflect the related realized or unrealized gains (losses) on hedging instruments that are classified within Level 1 and/or Level 2.

Changes in the fair value of assets held in variable accounts are completely offset in the statement of income (loss) by changes in variable account liabilities, which are not carried at fair value and therefore not included in the foregoing tables.

Fair Value Measured on a Non-Recurring Basis

The Company would measure the fair value of certain assets (not already carried at fair value) on a non-recurring basis, generally quarterly, annually, if events or changes in circumstances indicate that the carrying value amount of the assets may not be recoverable. These assets include cost and equity-method investments and collateral securing foreclosed loans and real estate and other fixed assets. The Company uses a variety of techniques to measure the fair value of these assets when appropriate, as described below:

       The United States Life Insurance Company in the City of New York

Fair Value Measured on a Non-Recurring Basis (continued)


   . Cost and Equity-Method Investment: When the Company determines that the carrying value of these assets may not be recoverable, the Company records the assets at fair value with the loss recognized in income. In such cases, the Company measures the fair value of these assets using the techniques discussed above for fixed maturities and equity securities.

   .   Collateral Securing Foreclosed Loans and Real Estate and Other Fixed
       Assets: When the Company takes collateral in connection with foreclosed loans, the Company generally bases its estimate of fair value on the price that would be received in a current transaction to sell the asset by itself.

See Notes herein for additional information about how the Company tests various assets classes for impairment.

The Company did not record any impairment charges for the year ended December 31, 2008 on the above assets and accordingly, these assets are not measured at fair value on a non-recurring basis as of December 31, 2008.

Fair Value Option

FAS 159 permits a company to choose to measure at fair value many financial instruments and certain other assets and liabilities that are not required to be measured at fair value. Subsequent changes in fair value for designated items are required to be reported in income. The Company did not make any fair value measurement elections upon initial adoption of FAS 159. The Company has elected to account for its economic interest in ML II at fair value under FAS 159. The Company recorded a loss of $3.8 million in the year ended December 31, 2008 to reflect the change in the fair value of ML II, which was reported as a component of net investment income.

Fair Value Information about Financial Instruments Not Measured at Fair Value

FAS 107, "Disclosures about Fair Value of Financial Instruments" ("FAS 107"), requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. FAS 107 excludes certain financial instruments, including those related to insurance contracts and lease contracts. Information regarding the estimation of fair value for financial instruments not carried at fair value is discussed below:

Cash and Short-Term Investments

Carrying value is considered to be a reasonable estimate of fair value.

Mortgage and Other Loans Receivable

Fair value of mortgage loans was estimated primarily using discounted cash flows, based on contractual maturities and risk adjusted discount rates. Fair value for collateral, commercial and guaranteed loans is based primarily on independent pricing services, broker quotes and other independent information.

Policy Loans

The fair value of policy loans were not estimated as the Company believes it would have to expend excessive costs for the benefits derived.

       The United States Life Insurance Company in the City of New York

Fair Value Information about Financial Instruments Not Measured at Fair Value (continued)

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which the cash flows are denominated.

Securities Lending Payable

The contract values of securities lending payable approximate fair value as these obligations are short-term in nature. The Company discontinued its securities lending activities on December 12, 2008.

The following table presents the carrying value and estimated fair value of the Company's financial instruments as required by FAS 107.

                                                                             2008
                                                                     ---------------------
                                                                       Fair      Carrying
                                                                       Value      Amount
                                                                     ---------- ----------
                                                                        (In Thousands)
Assets:
   Cash............................................................. $   13,892 $   13,892
   Mortgage and other loans receivable..............................    372,442    368,438
   Short-term investments...........................................     65,975     65,975
Liabilities:
   Policyholder contract deposits associated with investment-type contracts...................................................... $  358,323 $  326,817

                                                                             2007
                                                                     ---------------------
                                                                       Fair      Carrying
                                                                       Value      Value
                                                                     ---------- ----------
                                                                        (In Thousands)
Assets:
   Fixed maturity and equity securities............................. $4,217,000 $4,217,000
   Mortgage and other loans receivable..............................    364,584    368,180
   Policy Loans.....................................................    230,311    202,061
   Other long term investments......................................     23,514     23,514
   Security lending collateral......................................  1,255,778  1,255,778
   Short-term investments...........................................     49,609     49,609
   Notes receivable - affiliates....................................    139,381    139,381
   Assets held in separate accounts.................................      4,198      4,198
Liabilities:
   Policyholder contract deposits associated with investment-type contracts...................................................... $  478,725 $  430,093
   Securities lending payable.......................................  1,362,370  1,362,370
   Liabilities held in separate accounts                                  4,198      4,198

6. Securities Lending Program

The Company and certain other domestic insurance subsidiaries of AIG historically participated in the Securities Lending Program, which was managed by an affiliated agent, AIG Securities Lending Corp. (the "Agent") and an affiliated investment advisor for the benefit of the domestic insurance company participants (collectively, "the Participants").

On December 12, 2008, the Securities Lending Program was terminated following the sale of long-term investments held by the Agent in the Securities Lending Program's collateral account and the settlement of all outstanding securities lending transactions.

Under the Securities Lending Program, securities were loaned to various financial institutions, primarily major banks and brokerage firms. Historically, the Agent had received cash collateral from borrowers at current market levels, which were generally equal to 100 to 102 percent of the value of the loaned securities. The amount of cash advanced by borrowers declined during 2008, in light of the availability of alternative transactions requiring less collateral. During the fourth quarter of 2008, certain securities lending transactions met the requirements for sale accounting because the collateral obtained from the counterparties was not sufficient to fund substantially all of the cost of purchasing replacement assets. Accordingly, the Participants recognized net realized capital losses on deemed sales of lent securities and forward purchase commitments related to such transactions. For loans collateralized at less than 102 percent, the Company obtained a security interest in assets pledged by AIG, primarily high grade bonds, the fair value of which, together with the fair value of all collateral obtained by the Agent from counterparties in connection with the loans, equaled at least 102 percent of the fair value of the loaned securities at the inception of the loans.

       The United States Life Insurance Company in the City of New York

Cash collateral received by the Agent was invested primarily in fixed maturity securities to earn a net spread. A significant portion of the collateral received was invested in residential mortgage-backed securities with expected maturities that were longer than the liabilities to the securities lending counterparties. The value of those collateral securities declined during the latter part of 2007 and throughout 2008 and trading in such securities was extremely limited. As a result, the Participants recognized other-than-temporary impairment charges totaling $17.21 billion in 2008 related to investments in the collateral account.

Effective June 17, 2008, the Company benefited from an agreement between AIG and the Agent's parent ("the Make-whole Agreement"), pursuant to which AIG agreed to make additional contributions to the Securities Lending Program's collateral account, up to an aggregate limit of $5 billion, to offset the obligations of the Participants to contribute to the Securities Lending Program's collateral account their pro rata share of any investment losses incurred from the sale of investments made with the Securities Lending Program's collateral on and after January 1, 2008. Any such contributions by AIG to the Securities Lending Program's collateral account were recorded by the Participants as capital contributions. This agreement, which superseded prior, substantially identical agreements that limited AIG's contributions to lower amounts, terminated on December 31, 2008.

In the third quarter of 2008, counterparties began curtailing their participation in the Securities Lending Program by returning lent securities and requiring the return of cash collateral. In September 2008, the Participants, including the Company, funded cash to the Securities Lending Program's collateral account to provide additional liquidity. On September 22, 2008, AIG entered into an $85 billion revolving credit facility (the "Fed Facility") and a guarantee and pledge agreement with the New York Fed. During September 2008, AIG's borrowings under the Fed Facility included $11.35 billion that was advanced to the Securities Lending Program to provide liquidity for the return of collateral to counterparties. At September 30, 2008, AIG deemed the $11.35 billion it had borrowed under the Fed Facility to provide liquidity to the collateral account to be capital contributions to the Participants, largely offsetting $10.71 billion of third quarter 2008 other-than-temporary impairment charges recorded by the Participants. The Participants recorded interest expense for the period of time the advances were deemed outstanding borrowings, at a rate per annum equal to 3.6175%, which approximated the commercial paper borrowing rate then in effect.

On October 8, 2008, certain of the Participants, including the Company, entered into a securities lending agreement with the New York Fed (the "Fed Securities Lending Agreement") pursuant to which the New York Fed agreed to borrow, on an overnight basis, up to $37.8 billion in investment grade fixed income securities from these participants in return for cash collateral. The Fed Securities Lending Agreement assisted the Participants in meeting their obligations to borrowers that were requesting the return of their cash collateral. Prior to this arrangement, $6.99 billion was borrowed by AIG under the Fed Facility between October 1, 2008 and October 8, 2008 and advanced to the Securities Lending Program collateral account to provide liquidity. These amounts were repaid to AIG in October 2008 using liquidity provided by transactions under the Fed Securities Lending Agreement, and the Participants recorded interest expense for these advances at a rate per annum equal to 2.8216%, which approximated the commercial paper borrowing rate then in effect. Each Participant's share of the total interest expense on the September and October 2008 advances from AIG was based on participation rates as of September 30, 2008.

On December 8, 2008, in conjunction with the termination of the Securities Lending Program, certain of the Participants purchased corporate credit and other asset-backed securities at fair values totaling $3.09 billion from the Securities Lending Program's collateral account, which used the proceeds to settle a portion of the outstanding securities lending transactions. These transactions were recorded as purchases of fixed maturity securities by each of the respective purchasing entities.

On December 12, 2008, AIG, the Participants and the Agent entered into an Asset Purchase Agreement (the "Asset Purchase Agreement") with ML II, a Delaware limited liability company whose sole member is the New York Fed.

       The United States Life Insurance Company in the City of New York

Pursuant to the Asset Purchase Agreement, the Participants sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS held by the Agent in connection with the Securities Lending Program. In exchange for the RMBS, the Participants received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1 billion plus a participation in the residual, each of which is subordinate to the repayment of the New York Fed loan to ML II. The amount of the initial payment and the deferred contingent portions of the total purchase price, if any are realized, will be allocated among the Participants based on their respective ownership interests in the pool of RMBS as of September 30, 2008. The total purchase price was based on the fair value of the RMBS as of October 31, 2008. The Participants recognized realized capital losses of $2.2 billion related to declines in the fair value of the RMBS for the month of October 2008 prior to the sale of the RMBS to ML II.

Pursuant to a credit agreement, the New York Fed, as senior lender, made a loan to ML II (the "ML II Senior Loan") in the aggregate amount of $19.5 billion (such amount being the cash purchase price of the RMBS payable by ML II on the closing date after certain adjustments, including payments on RMBS for the period between the transaction settlement date of October 31, 2008 and the closing date of December 12, 2008). The ML II Senior Loan is secured by a first priority security interest in the RMBS and all property of ML II, bears interest at a rate per annum equal to one-month LIBOR plus 1.0 percent and has a stated six-year term, subject to extension by the New York Fed at its sole discretion. After the ML II Senior Loan has been repaid in full, to the extent there are sufficient net cash proceeds from the RMBS, the Participants will be entitled to receive from ML II a portion of the deferred contingent purchase price in the amount of up to $1.0 billion plus interest that accrues from the closing date and is capitalized monthly at the rate of one-month LIBOR plus
3.0 percent. In addition, after ML II has paid this fixed portion of the deferred contingent purchase price plus interest, the Participants will be entitled to receive one-sixth of any net proceeds received by ML II in respect of the RMBS as the remaining deferred contingent purchase price for the RMBS, and the New York Fed will receive five-sixths of any net proceeds received by ML II in respect of the RMBS as contingent interest on the ML II Senior Loan. The New York Fed will have sole control over ML II and the sales of the RMBS by ML II so long as the New York Fed has any interest in the ML II Senior Loan.

Neither AIG nor the Participants have any control rights over ML II. The Company has determined that ML II is a VIE and the Company is not the primary beneficiary. The transfer of RMBS to ML II has been accounted for as a sale, in accordance with FAS 140. The Company has elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value under FAS 159 because this interest would otherwise meet the requirement of a hybrid instrument and require bifurcation of an embedded derivative. This interest is reported on the balance sheet in fixed maturity securities, trading with changes in fair value reported as a component of net investment income. See Note 5 for further discussion of the Company's fair value methodology and the valuation of ML II.

The Participants applied the initial consideration from the sales of the RMBS and other collateral assets, along with available cash and $5.1 billion provided by AIG in the form of capital contributions, to settle outstanding securities lending transactions (including those under the Fed Securities Lending Agreement, which totaled approximately $20.5 billion as of December 12,
2008). As a result, the Securities Lending Program and the Fed Securities Lending Agreement have been terminated.

At December 31, 2008, the Company recorded a receivable from affiliate for amounts which are due the Company from the Agent, and a short-term invested asset representing undistributed funds held in the Securities Lending Program collateral account.

       The United States Life Insurance Company in the City of New York

As a result of the events and transactions described above, the Company recorded the following amounts in 2008:

                                                                                      (In Thousands)
                                                                                      --------------
For the year ended December 31, 2008:
Realized gains (losses) on securities lending collateral:
   Net realized gains (losses) on RMBS sold to ML II.................................   $ (38,422)
   Net realized gains (losses) on all other asset sales..............................     (38,416)
   Realized losses due to other-than-temporary declines in value.....................    (318,166)
                                                                                        ---------
       Total.........................................................................   $(395,004)
                                                                                        =========
Net realized gains (losses) related to lent securities with insufficient collateral:
   Deemed sales of lent securities...................................................   $ (15,702)
   Forward purchase commitments......................................................     (19,699)
                                                                                        ---------
       Total.........................................................................   $ (35,401)
                                                                                        =========
Capital contributions funded to the collateral account by AIG:
   Pursuant to the Make-whole Agreement..............................................   $  91,735
   AIG advances from the Fed Facility................................................     199,760
   Additional contribution...........................................................      17,600
                                                                                        ---------
       Total.........................................................................   $ 309,095
                                                                                        =========
Cash call funded to the collateral account by the Company............................   $ 124,351
                                                                                        =========
At December 31, 2008:
   Interest in ML II reported in fixed maturity securities, trading..................   $  13,803
                                                                                        =========
   Undistributed Securities Lending Program assets, in short term invested assets....   $   3,851
                                                                                        =========
   Receivable from affiliated Agent, in amounts due from related parties.............   $   3,367
                                                                                        =========

In conjunction with the Securities Lending Program, the Company had a small number of securities subject to lending agreements with AIG International Inc., a subsidiary of AIG. All such loans were closed on or prior to December 12, 2008 in conjunction with the termination of the Securities Lending Program.

On September 19, 2008, a proceeding was commenced pursuant to the provisions of the Securities Investor Protection Act of 1970 ("SIPA") with respect to Lehman Brothers Inc. ("Lehman") and a trustee was appointed to administer the Lehman estate. On that date, securities owned by the Company and certain other Participants (collectively, the "Affected Participants") were on loan to Lehman under a master securities lending agreement (the "MSLA"). The commencement of this SIPA proceeding constituted an event of default under the MSLA, and the lent securities were not returned by Lehman. The Affected Participants recorded the lent securities that were not returned by Lehman as sales. As a result of the default, the Affected Participants exercised their remedies under the MSLA to apply collateral held against the amounts owed by Lehman. On November 17, 2008, the Participants instructed the Agent to distribute assets from the Securities Lending Program collateral account having an aggregate fair value equal to the aggregate fair value of the unreturned lent securities on that date. The assets distributed in settlement of amounts owed by Lehman included corporate credit and other asset-backed securities, which were recorded by the Affected Participants in fixed maturity securities, available for sale. The remaining collateral held with respect to securities loaned to Lehman was distributed in cash to the Affected Participants on December 30, 2008 and is reflected in other liabilities at December 31, 2008.

       The United States Life Insurance Company in the City of New York

7. Deferred Acquisition Costs

The balance of DAC at December 31 and the components of the change in the balance for the years then ended were as follows:

                                                                                                              2007       2006
                                                                                                   2008    (Restated) (Restated)
                                                                                                 --------  ---------- ----------
                                                                                                         (In Thousands)
Balance at January 1, as previously reported.................................................... $301,950   $288,632   $247,107
Add: adjustment for the cumulative effect of previous years of applying retrospectively the new
  accounting method for SOP 05-1................................................................       --     (6,344)        --
                                                                                                 --------   --------   --------
Balance at January 1, as adjusted...............................................................  301,950    282,288    247,107
Capitalization..................................................................................   37,853     64,122     59,345
Amortization....................................................................................   (4,413)   (97,619)   (42,733)
Effect of unrealized gains and losses on securities.............................................   42,234     15,853     24,913
Reinsurance transfer............................................................................       --     37,306         --
                                                                                                 --------   --------   --------
Balance at December 31.......................................................................... $377,624   $301,950   $288,632
                                                                                                 ========   ========   ========

8. Policyholders' Contract Deposits and Future Policy Benefits

The analysis of the policyholders' contract deposits and future policy benefits at December 31, 2008 and 2007 follows:

                                                             2007
                                                  2008    (Restated)
                                               ---------- ----------
                                                  (In Thousands)
            Policyholders' contract deposits:
            Annuities......................... $  310,129 $  330,879
            Universal life....................  1,767,710  1,740,556
            Other contract deposits...........     23,617     27,182
                                               ---------- ----------
                                               $2,101,456 $2,098,617
                                               ========== ==========

                                                             2007
                                                  2008    (Restated)
                                               ---------- ----------
                                                  (In Thousands)
            Future policy benefits:
            Ordinary life..................... $  670,146 $  651,266
            Group life........................    101,184    102,196
            Payout annuities..................    168,962    178,556
            Accident and health...............    679,126    689,937
                                               ---------- ----------
                                               $1,619,418 $1,621,955
                                               ========== ==========

(a)The liability for policyholders' contract deposits has been established based on the following assumptions:

    (i)Interest rates credited on deferred annuities, which vary by territory and year of issuance, range from 3.0% to 7.0%. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year though some are guaranteed for longer periods. Withdrawal charges generally range from zero to 8% grading to zero over a period of 8 years.

   (ii)Interest rates on corporate-owned life insurance business are guaranteed at 4.00% and the weighted average rate credited in 2008 was 5.60%.

       The United States Life Insurance Company in the City of New York

  (iii)The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 1.00% to 5.65% and guarantees ranging from 1.0% to 4.5% depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 14.0% of the fund balance and grade to 0% over a period not longer than 20 years.

(b)The liability for future policy benefits has been established based upon the following assumptions:

Interest rates on payout annuities, which vary by year of issuance and products, range from 1.83% to 13.50%.

Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form.

During 2008, the Company continued to migrate certain blocks of reserves and deferred acquisition costs from various legacy valuation systems to a new valuation system, representing approximately $41.3 million of reserves and $43.6 million of DAC as of December 31, 2008. At December 31, 2007, the amount was approximately $284.2 million of reserves.

9. Reinsurance

On December 31, 2006, the Company effectively exited the credit life and credit accident and health business by executing a letter of intent to enter into a 100% indemnity coinsurance agreement, under which Transamerica Financial Life Insurance Company, a member of the AEGON group, assumed certain specified in-force business as of December 31, 2006. The transaction received the requisite regulatory approvals and closed on March 31, 2007.

The Company retained and serviced all liabilities related to claims arising from losses incurred prior to the December 31, 2006 effective date, and continued to administer the reinsured business for a one-year transition period after closing under transition service and administrative service agreements with the reinsurer.

Effective January 1, 1998, the Company entered into an agreement to cede 49% of its credit life and credit accident and health business to an affiliated entity, American General Assurance Company ("AGAC"). Effective December 31, 2006, the Company recaptured this credit business from AGAC. The net liabilities transferred from AGAC to the Company totaled $13.6 million.

The Company subsequently entered into another agreement on October 1, 1998 to cede 49% of its New York and 100% of its non-New York group life (excluding permanent policies) and group accident and health business to AGAC. This agreement required AGAC to pay the Company a ceding commission of $13 million at the inception. Effective January 1, 2007, the Company recaptured this group business from AGAC. The net liabilities transferred from AGAC to the Company totaled $749 million. As a result of the recapture, the Company recorded a $33 million pretax gain. Additionally, the Company deferred a $37 million ceding commission paid to AGAC and is amortizing it over a two year period, the average rate guarantee period.

In December 2002 the Company entered into a coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("ALB"), an affiliate. The agreement has an effective date of March 1, 2002. Under the agreement, ALB reinsures a 90% quota share of the Company's liability on virtually all individual level term policies issued by the Company with issue dates on or after March 1, 2002. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party.

Under the agreement, the Company will retain the assets supporting the reserves ceded to ALB. At December 31, 2008 and 2007, these assets and the related reserves totaled approximately $105.9 million and $75.7 million, respectively.

       The United States Life Insurance Company in the City of New York

The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2008 and 2007 was a pre-tax expense of approximately $4.8 million and $3.8 million, respectively, representing the risk charge associated with the coinsurance agreement.

The effect of reinsurance transactions on group, individual and credit premiums and life insurance in force for the years ended December 31, 2008, 2007 and 2006 is presented below:

                                                                                 Percentage of
                                                                                    Amount
                                                                                  Assumed to
December 31, 2008                 Gross         Ceded      Assumed      Net           Net
-----------------              ------------ -------------  -------  ------------ -------------
(In Thousands)
Life Insurance in Force....... $133,476,934 $ (26,273,186) $    --  $107,203,748      0.0%
                               ============ =============  =======  ============
Premiums:
   Life....................... $    292,199 $    (122,407) $    --  $    169,792      0.0%
   Accident and Health........      356,327       (13,163)  (2,388)      340,776     -0.7%
   Annuity....................        6,489            --       --         6,489      0.0%
                               ------------ -------------  -------  ------------
   Total Premiums............. $    655,015 $    (135,570) $(2,388) $    517,057     -0.5%
                               ============ =============  =======  ============

                                                                                 Percentage of
                                                                                    Amount
December 31, 2007                                                                 Assumed to
(Restated)                        Gross         Ceded      Assumed      Net           Net
-----------------              ------------ -------------  -------  ------------ -------------
(In Thousands)
Life Insurance in Force....... $136,563,637 $ (27,763,135) $ 1,180  $108,801,682      0.0%
                               ============ =============  =======  ============
Premiums:
   Life....................... $    299,767 $    (104,679) $  (654) $    194,434     -0.3%
   Accident and Health........      374,515       (27,174)     (43)      347,298      0.0%
   Annuity....................       10,743           (14)     514        11,243      4.6%
                               ------------ -------------  -------  ------------
   Total Premiums............. $    685,025 $    (131,867) $  (183) $    552,975      0.0%
                               ============ =============  =======  ============

                                                                                 Percentage of
                                                                                    Amount
December 31, 2006                                                                 Assumed to
(Restated)                        Gross         Ceded      Assumed      Net           Net
-----------------              ------------ -------------  -------  ------------ -------------
(In Thousands)
Life Insurance in Force....... $136,386,728 $(104,805,943) $ 3,724  $ 31,584,509      0.0%
                               ============ =============  =======  ============
Premiums:
   Life....................... $    315,962 $    (206,360) $   (14) $    109,588      0.0%
   Accident and Health........      418,205      (364,336)      (1)       53,868      0.0%
   Annuity....................       15,215           449     (514)       15,150     -3.4%
                               ------------ -------------  -------  ------------
   Total Premiums............. $    749,382 $    (570,247) $  (529) $    178,606     -0.3%
                               ============ =============  =======  ============

       The United States Life Insurance Company in the City of New York

For the years ended December 31, 2008, 2007 and 2006, reinsurance recoveries reduced death and other benefits by $87 million, $113 million and $421 million, respectively.

Information related to intercompany reinsurance is as follows:

                                                              2007       2006
                                                    2008   (Restated) (Restated)
                                                   ------  ---------- ----------
                                                          (In Thousands)
Premium ceded..................................... $1,770    $2,552    $503,807
Benefits ceded....................................     (1)       32     377,137
Commissions and expenses charged..................     --        --     165,487
Reinsurance recoverable - paid losses.............     92        95          64
Reinsurance recoverable - unpaid losses...........  1,256     1,251     824,516
Reinsurance payables..............................     --        --      96,827

10. Commitments and Contingencies

From time to time in the normal course of business, the Company issues commitments to purchase various investments such as corporate securities, mortgage loans, etc. At December 31, 2008, the Company had $4.4 million of unfunded commitments.

At December 31, 2008, the Company had not received notification of any insurance company insolvencies that are expected to result in a material guaranty fund assessment against the Company at some future date.

Superior National Matter

In 1997, USLIFE Corporation (the former parent of the Company) entered the workers' compensation reinsurance business. At the end of 1998, the Company discontinued writing new workers' compensation reinsurance business. The largest contract written was a quota share reinsurance agreement with Superior National Insurance Group, Inc., Centre Insurance Company, and Converium Insurance (North America) (collectively, "Superior National"), effective May 1, 1998.

On November 29, 1999, the Company initiated an arbitration proceeding to rescind this contract from its inception, based in part on misrepresentations and nondisclosures that the Company believed were made by Superior National.

In 2000, the California Department of Insurance ordered seizure of certain of Superior National's insurance subsidiaries as a result of their financial condition, and Superior National Insurance Group, Inc. voluntarily filed for bankruptcy.

On March 30, 2004, the Company settled its dispute with Centre Insurance
Company.

On December 30, 2004, the arbitration panel issued a Final Interim Award. By a 2-1 majority, the panel denied the Company's claim for rescission, but "reformed" the May 1, 1998 contract to reduce the Company's liability by 10% in each of the three treaty periods.

On January 26, 2005, the Company settled its dispute with Converium Insurance (North America).

       The United States Life Insurance Company in the City of New York

In the December 30, 2004 award, the arbitration panel also scheduled further briefing on whether the panel had continuing jurisdiction to hear and determine in a second phase what amounts are properly payable under the contract. The panel ruled that it had such jurisdiction, and adopted a schedule to resolve the cedents' outstanding request for payment.

On December 6, 2006, the panel issued an award entitled "Phase II Interim Award," which adjudicated the Company's claim to disallow certain portions of the Cedents' reinsurance billing and required further submissions on the rate of interest to be applied. On February 1, 2007, the panel issued another award entitled "Phase II Interim Final Award" to address the rate of interest issue. Finally, the panel issued on February 18, 2007 a third award entitled "Phase II Final Arbitration Award" summarizing all of the relief granted in the prior two Phase II awards.

On February 5, 2007, the Company filed a Petition to Vacate (and supporting papers) in the United States District Court for the Central District of California seeking to vacate the Phase II awards as well as the December 30, 2004 Final Interim Award issued in the Phase I proceeding. The cedents filed their own separate petition to confirm the results of Phase II. By order dated June 25, 2007, the court denied the Company's petition to vacate and granted cedents' petition to confirm, and on the same date entered judgment against the Company upon the confirmed award in the amount of $443.5 million, which represents the liability to the Company for billings received through February 2007 plus accrued interest.

The Company filed a notice of appeal to the United States Court of Appeals for the Ninth Circuit from the lower court's June 25, 2007 order and judgment, and posted a $600 million supersedeas bond to obtain a stay of execution of judgment while the Company pursued an appeal to the Ninth Circuit. The Ninth Circuit heard oral argument on November 19, 2008 and the parties are awaiting the court's decision.

AIG Life Holdings (US), Inc. (formerly American General Corporation) has committed to make contributions to the capital of the Company sufficient to meet its obligations under the treaty. The Company, with the approval of the New York State Department of Insurance, recorded a $120 million capital contribution as of December 31, 2004. On February 10, 2005, the Company received such capital contribution from its parent. The Company received approval from the New York State Department of Insurance to record a further $130 million capital contribution as of March 31, 2005. On May 11, 2005 the Company received this capital contribution from its parent. AIG Life Holdings
(US), Inc. (formerly American General Corporation) will continue to make capital contributions as required.

As a result of the Phase II ruling, and other related matters, the net effect on 2006 pre-tax earnings was a $123 million charge, prior to allocated investment income.

In 2007, the Company recorded a $55 million pre-tax gain, prior to allocated investment income, related to the Superior National treaty, driven principally by the Company's resolution of a dispute with Trustmark Insurance Company, the Company's retrocessionnaire on the Superior National treaty. The pre-tax gain included an increase in assumed reserves of $25 million, reflecting revised reserve estimates that were based upon a new actuarial report received in the third quarter of 2007.

In 2008, the Company recorded a $29 million pre-tax loss, prior to allocated investment income, related to the Superior National treaty, driven principally by the accretion of interest and present-value discount. The pre-tax loss included an increase in assumed reserves of $1 million, reflecting revised reserve estimates that were based upon a new actuarial report received in the first quarter of 2009.

As of December 31, 2008, the Company recorded a liability of $662 million, which represents an increase of $29 million over the December 31, 2007 recorded liability of $633 million.

       The United States Life Insurance Company in the City of New York

Amounts recorded for ultimate losses under the Superior National treaty represent management's estimate as of December 31, 2008, assuming the legal steps noted above are wholly or mainly unsuccessful.

Other Lawsuits and Proceedings

The Company is also party to various other lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, management believes that the total amounts ultimately paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given suit.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.

In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Securities and Exchange Commission ("SEC"), the Office of the New York Attorney General ("NYAG") and the New York State Department of Insurance ("DOI"). The settlements resolved outstanding investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of the settlement, the Company obtained temporary permission from the SEC to continue to serve as a depositor for separate accounts. The Company received permanent permission from the SEC in September 2007.

11. Shareholder's Equity

The Company did not pay any dividends in 2008 or 2007. The Company paid a $50 million dividend in 2006 with the approval of the NYSID.

Capital contributions received by the Company for the years ended December 31 were as follows:

                                                               2007       2006
                                                     2008   (Restated) (Restated)
                                                   -------- ---------- ----------
                                                           (In Thousands)
Cash from Parent.................................. $     --   $   --    $50,000
Contributions related to Securities Lending
  Program (see note 6)............................  309,095    2,197         --
                                                   --------   ------    -------
       Total Capital Contributions................ $309,095   $2,197    $50,000
                                                   ========   ======    =======

       The United States Life Insurance Company in the City of New York

The components of accumulated other comprehensive income (loss) at December 31 were as follows:

                                                                         2007       2006
                                                              2008    (Restated) (Restated)
                                                           ---------  ---------- ----------
                                                                    (In Thousands)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains................................. $ 107,317   $125,487   $131,632
   Gross unrealized losses................................  (308,632)   (76,428)   (38,815)
Net unrealized gains (losses) on other invested assets....       346    (89,692)      (618)
Adjustments to DAC........................................    35,316     (6,918)   (22,771)
Deferred federal and state income tax benefit (expense)...    57,979     16,643    (24,312)
                                                           ---------   --------   --------
Accumulated other comprehensive (loss) income............. $(107,674)  $(30,908)  $ 45,116
                                                           =========   ========   ========

As discussed in Note 2.2, the Company is restricted by state insurance laws as to the amounts it may pay as dividends without prior approval from its respective state insurance departments. At December 31, 2008, none of the net assets of the Company can be transferred in the form of dividends, loans, or advances to the Parent given its negative unassigned surplus.

Generally, the net assets of the Company available for transfer to the Parent is limited to the amount that the Company's net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payments of such amounts as dividends may be subject to approval by regulatory authorities and are generally limited to the lesser of 10 percent of policyholders' surplus or the previous year's statutory net gain from operations.

12. Federal Income Taxes

12.1 Tax Assets

Income tax receivables (liabilities) were as follows:

                                                    December 31
                                                ------------------
                                                            2007
                                                  2008   (Restated)
                                                -------- ----------
                                                  (In Thousands)
            Current tax receivable (liability). $  7,627  $(59,149)
            Deferred tax receivable............  168,042   159,851
                                                --------  --------
            Income taxes receivable............ $175,669  $100,702
                                                ========  ========

       The United States Life Insurance Company in the City of New York

12.1 Tax Assets (continued)

Components of deferred tax assets and liabilities at December 31 were as follows:

                                                                                      2007
                                                                           2008    (Restated)
                                                                        ---------  ----------
                                                                           (In Thousands)
Deferred tax assets applicable to:
Policy reserves........................................................ $ 148,374   $200,541
Net unrealized losses on debt and equity securities available for sale.    63,297     16,697
Excess capital losses..................................................   136,282         --
Basis differential of investments......................................   190,226     12,418
                                                                        ---------   --------
Total deferred tax assets before valuation allowance...................   538,179    229,656
Valuation allowance....................................................  (293,325)        --
                                                                        ---------   --------
Net deferred tax assets after valuation allowance......................   244,854    229,656
                                                                        ---------   --------
Deferred tax liabilities applicable to:................................
Deferred acquisition costs.............................................   (69,726)   (62,012)
Other..................................................................    (7,086)    (7,793)
                                                                        ---------   --------
Total deferred tax liabilities.........................................   (76,812)   (69,805)
                                                                        ---------   --------
Net deferred tax assets................................................ $ 168,042   $159,851
                                                                        =========   ========

On July 13, 2006, the FASB issued FASB Interpretation No. ("FIN") 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in income tax positions. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The Company adopted the provisions of FIN 48 on January 1, 2007. On the date of adoption, the Company did not record any adjustment for uncertain tax liabilities.

12.2 Tax Expense

Components of income tax expense (benefit) for the years were as follows:

                                                      2007       2006
                                           2008    (Restated) (Restated)
                                        ---------  ---------- ----------
                                                 (In Thousands)
        Current tax (benefit) expense.. $(147,511)  $117,845   $ 43,213
        Deferred tax expense (benefit).   173,938    (64,184)   (50,319)
                                        ---------   --------   --------
        Income tax expense (benefit)... $  26,427   $ 53,661   $ (7,106)
                                        =========   ========   ========

       The United States Life Insurance Company in the City of New York

12.2 Tax Expense (continued)

A reconciliation between the income tax expense computed by applying the federal income tax rate (35%) to income before taxes and the income tax expense reported in the financial statements is presented below.

                                                              2007       2006
                                                   2008    (Restated) (Restated)
                                                ---------  ---------- ----------
                                                         (In Thousands)
Income tax at 35% of GAAP pretax (loss) income. $(266,828)  $53,748    $(7,034)
Adjustments related to IRS settlement..........        24       116        (12)
Dividends received deduction...................       (28)      (49)       (67)
Tax-exempt income..............................       (57)     (110)      (110)
Prior year true-ups............................        50         7        101
Valuation allowance............................   293,325        --         --
Other..........................................       (59)      (51)        16
                                                ---------   -------    -------
Income tax expense (benefit)................... $  26,427   $53,661    $(7,106)
                                                =========   =======    =======

12.3 Tax Paid

Income taxes paid (refunded) amounted to approximately $55.5 million, $74.4 million and $(3.4) million in 2008, 2007 and 2006, respectively.

12.4 Tax Sharing Agreement

For the tax year ending December 31, 2008, the Company joined in the filing of a consolidated federal income tax return with AIG. The Company has a written agreement with AIG under which each subsidiary agrees to pay AIG an amount equal to the consolidated federal income tax expense multiplied by the ratio that the subsidiary's separate return tax liability bears to the consolidated tax liability, plus one hundred percent of the excess of the subsidiary's separate return tax liability over the allocated consolidated tax liability. AIG agrees to pay each subsidiary for the tax benefits, if any, of net operating losses, net capital losses and tax credits, if any, which are not usable by the subsidiary but which are used by other members of the consolidated group.

12.5 Tax Return Examinations

The Internal Revenue Service ("IRS") is currently examining the Company's tax returns for the taxable years 2001 to 2002. Although the final outcome of any issues raised in examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the financial statements. The Company's taxable years 2001-2008 remain subject to examination by major tax jurisdictions.

12.6 Tax Valuation Allowance on Deferred Tax Assets

At December 31, 2008, the Company recorded a net deferred tax asset after valuation allowance of $168.9 million compared to a net deferred tax asset of $160.6 million at December 31, 2007. At December 31, 2008 the Company recorded a deferred tax asset valuation allowance of $293.3 million to reduce net deferred tax assets to an amount the Company considered more likely than not (a likelihood of more than 50 percent) to be realized. Realization of the Company's net deferred tax asset depends on the ability of American International Group, Inc. and its subsidiaries to generate sufficient future taxable income of the appropriate character within carry forward periods of the jurisdictions in which the net capital losses were incurred.

       The United States Life Insurance Company in the City of New York

12.6 Tax Valuation Allowance on Deferred Tax Assets (continued)

As of December 31, 2008 the Company had a cumulative realized loss for financial accounting purposes in recent years. When making its assessment about the realization of its deferred tax assets at December 31, 2008, the Company considered all available evidence, including (i) the nature, frequency, and severity of current and cumulative financial reporting realized losses,
(ii) actions completed during 2008 designed to eliminate or limit a recurrence of the factors that contributed to the recent cumulative realized losses,
(iii) the carry forward periods for the net capital losses, (iv) the sources and timing of future taxable income, and (v) tax planning strategies that would be implemented, if necessary, to accelerate taxable amounts.

13. Related-Party Transactions

On December 7, 2005, the Company acquired 5.75% Senior Notes due December 14, 2015, issued by Transatlantic Holdings, Inc., an affiliate of the Company, at a cost of $10 million. Other affiliates of the Company are also holders of the same class of securities.

On September 15, 2006, the Company acquired a 5.57% Senior Note due September 15, 2011, issued by AIGLH, at a cost of $5 million.

On December 27, 2006, the Company acquired a 5.18% Senior Note due December 27, 2011, issued by AIGLH, at a cost of $117 million.

As of September 28, 2007, AIG Global Real Estate Investment Corp (an affiliate), assumed a commercial mortgage loan in the amount of $7 million. This mortgage loan had previously been unaffiliated.

The Company owns 192 shares of the common stock of its ultimate parent, AIG. These securities are listed on the New York Stock Exchange and are therefore readily marketable. The value of these shares at December 31, 2008 was approximately $301.

The Company is party to various cost sharing agreements with its affiliates. During 2008, 2007 and 2006, the Company was charged $144.4 million, $123.1 million and $123.1 million, respectively, for expenses incurred by affiliates on its behalf.

The Company's insurance obligations are guaranteed by American Home Assurance Company ("American Home"), an indirect, wholly-owned subsidiary of AIG and an affiliate of the Company. This guarantee is unconditional and irrevocable as to outstanding obligations, and the Company's policy and contract holders have the right to enforce the guarantee directly against American Home. American Home's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products in each statement of additional information. The Company expects that the American Home guarantee will be terminated in the near future.

The Company loans securities through a securities lending agreement with an affiliated lending agent, which authorizes the agent to lend securities held in the Company's portfolio to a list of authorized borrowers, including affiliated companies. Please refer to Note 2.4.

The Company has also entered into reinsurance agreements with certain affiliates. Please refer to Note 9.

       The United States Life Insurance Company in the City of New York

14. Variable Interest Entities ("VIE")

FASB "Revision to Interpretation No. 46, Consolidation of Variable Interest Entities" ("FIN 46R") provides the guidance for the determination of consolidation for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity that is at risk which would allow the entity to finance its activities without additional subordinated financial support. FIN 46R recognizes that consolidation based on majority voting interest should not apply to these VIEs. A VIE is consolidated by its primary beneficiary, which is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

The Company primarily determines whether it is the primary beneficiary or a significant interest holder based on a qualitative assessment of the VIE. This includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's interests in the entity which either create or absorb variability. The Company evaluates the design of the VIE and the related risks the entity was designed to expose the variable interest holders to in evaluating consolidation. In limited cases, when it may be unclear from a qualitative standpoint if the Company is the primary beneficiary, the Company uses a quantitative analysis to calculate the probability weighted expected losses and probability weighted expected residual returns using cash flow modeling.

The Company defines a variable interest as significant relative to the materiality of its interest in the VIE. The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, or (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by the Company generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to the Company, except in limited circumstances when the Company has provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which the Company holds a significant variable interest or is a sponsor that holds variable interest in a VIE, and the Company's maximum exposure to loss associated with these VIEs:

                                                   Maximum
                                               Exposure to Loss
                                               On-Balance Sheet
                                              ------------------
                                   Total VIE    Purchased and
                                    Assets    Retained Interests
                                  ----------- ------------------
                                          (In Thousands)
               December 31, 2008
               Maiden Lane II.... $19,190,000      $13,803

Balance Sheet Classification

The Company's interest in the assets and liabilities of unconsolidated VIEs were classified on the Company's balance sheet as follows:

                                                              At December 31,
                                                             ------------------
                                                                        2007
                                                              2008   (Restated)
                                                             ------- ----------
                                                                 (In Thousands)
Assets:
   Trading securities (primarily Maiden Lane II, in 2008)... $13,803     --

On December 12, 2008, the Company and certain other domestic insurance subsidiaries sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. The Company has a significant variable economic interest in ML II, which is a VIE. See Note 6 for details regarding the terms of the sale of the RMBS to ML II.

       The United States Life Insurance Company in the City of New York

15. Benefit Plans

The Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance. AIG's U.S. plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company sponsors a defined non-qualified retirement plan for the benefit of Selected Agents, which was frozen to new participants and contributions of existing participants, effective January 1, 2006. Effective August 1, 2007, the Company entered into a Pension Services Agreement with Diversified Investment Advisors ("DIA") to administer the plan. On October 1, 2007, the plan liabilities (approximately $17.8 million) were transferred to DIA. Under this agreement, plan participants can invest in a variety of stock, bond and fixed income mutual funds. As of December 31, 2007 the Company had a liability of $160 thousand related to this plan, which was disbursed in January 2008.

16. Accident and Health Reserves

Activity in the liability for policy and contract claims for the Company's accident and health coverage is summarized as follows:

                                                                                   2007       2006
                                                                         2008   (Restated) (Restated)
                                                                       -------- ---------- ----------
                                                                               (In Thousands)
Balance as of January 1, net of reinsurance recoverable............... $647,271  $461,822   $309,062
Add: Incurred losses related to:
Current year..........................................................  106,804    75,718     12,796
Prior years...........................................................  154,598   101,899    181,791
                                                                       --------  --------   --------
Total incurred losses.................................................  261,402   177,617    194,587
                                                                       --------  --------   --------
Deduct: Paid losses related to:
Current year..........................................................  108,229    19,761     11,607
Prior years...........................................................   93,775   (27,593)    30,220
                                                                       --------  --------   --------
Total paid losses.....................................................  202,004    (7,832)    41,827
                                                                       --------  --------   --------
Balance as of December 31, net of reinsurance recoverable.............  706,669   647,271    461,822
Reinsurance recoverable...............................................    1,840     1,246    140,765
                                                                       --------  --------   --------
Balance as of December 31, gross of reinsurance recoverable........... $708,509  $648,517   $602,587
                                                                       ========  ========   ========

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

       The United States Life Insurance Company in the City of New York

17. Leases

The Company has various leases for office space and facilities. The Company's future minimum rental commitments under noncancellable leases are presented below:

                          Year ended
                          December 31   Rent Expense
                          -----------  --------------
                                       (In Thousands)
                           2009.......    $ 3,141
                           2010.......      3,142
                           2011.......      3,144
                           2012.......      3,116
                           2013.......      2,898
                                          -------
                             Total....    $15,441
                                          =======

Net rent expense incurred in 2008, 2007 and 2006 was $2.8 million, $3.3 million and $1.1 million, respectively.

18. Subsequent Events

Capital Contribution from Parent

During February 2009, the Company received a $150 million capital contribution from its immediate parent, AGC Life Insurance Company.

Events Related to AIG

On March 2, 2009, AIG and the New York Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the New York Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the New York Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the New York Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the New York Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date. The Company may be a party to a proposed securitization transaction in the future.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part, including the Company. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the New York Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses. The Company is continuing to explore other restructuring alternatives to enhance its market competitiveness.

       The United States Life Insurance Company in the City of New York

Events Related to AIG (continued)

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the New York Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern for the next twelve months. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the New York Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations during this period. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, management believes this could have a material effect upon the Company and its operations.

       The United States Life Insurance Company in the City of New York

19. Restatement of Previously Issued Financial Statements

During the annual review of the impact of prior year accounting adjustments on the financial statements, it was determined that the aggregate income and equity misstatements were material enough to require a restatement of the Company's previously issued financial statements. The Company has restated the financial statements as of December 31, 2007 and for the years ended
December 31, 2007 and 2006. Relevant disclosures have been restated in the footnotes affected by the restatements discussed below. The following provides detail of the significant accounting adjustments included in the restatement of the Company's financial statements.

Restricted Participating Business

During 2008, the Company wrote off an asset related to participating policies.

Certain states limit the amount of profits from participating policies that can inure to shareholders of the life insurance company. A liability is established to ensure that the profits that will eventually be returned to policyholders through the payment of dividends in later policy years are not reported as current income by the Company.

Several years ago, this liability became an "asset" as a result of the methodology used to allocate profits on the participating business between the policyholders and the shareholders. Because these amounts can not be recovered from the participating policyholders, the liability should have been set at zero rather than accumulating in an asset position. Accordingly, the asset, which was approximately $82 million as of December 31, 2007, was written-off in 2008.

Reserves

The Company adjusted reserves for the following: (1) It was discovered that the credit administrative system (Stone Eagle) was not calculating reserves on certain credit life policies. Additionally, Stone Eagle was calculating reserves on some inactive certificates and (2) a block of Flexible Premium Deferred Annuities on the Company's Vantage system was not on the valuation extract resulting in an understatement of reserves.

Other

Additionally, the Company has included in the restatement adjustments, other items which had been previously identified and corrected but, in aggregate, would not be considered sufficiently material to require restatement.

       The United States Life Insurance Company in the City of New York

A summary of the restatement adjustments and their effect on line items in the financials statements is as follows:

As of and for December 31, 2007:

                                                                      As
                                                                  previously     Total
                                                                   reported   Adjustments As restated
                                                                  ----------  ----------- -----------
                                                                            (In Thousands)
Balance Sheet
   Policy loans.................................................. $  202,061   $    300   $  202,361
   Total investments.............................................  6,116,146        300    6,116,446
   Accounts and premiums receivable..............................    116,630       (800)     115,830
   Deferred acquisition costs....................................    301,750        200      301,950
   Income taxes receivable.......................................    132,176    (31,474)     100,702
   Other assets..................................................     24,793       (300)      24,493
   Total Assets..................................................  7,199,166    (32,074)   7,167,092
   Policyholders' contract deposits..............................  2,095,617      3,000    2,098,617
   Future policy benefits for life and accident and health.......  1,621,755        200    1,621,955
   Other policyholders' funds....................................    219,888     81,700      301,588
   Income taxes payable..........................................     59,149    (59,149)          --
   Reinsurance payable...........................................     44,726      3,700       48,426
   Other liabilities (incl. Minority Interest)...................    133,591    (10,270)     123,321
   Total liabilities.............................................  6,309,507     19,181    6,328,688
   Accumulated other comprehensive income (loss).................    (31,093)       185      (30,908)
   Retained earnings.............................................    389,517    (51,440)     338,077
   Total shareholders' equity....................................    889,659    (51,255)     838,404
   Total liabilities and shareholders' equity....................  7,199,166    (32,074)   7,167,092
Statement of Income (Loss)
   Premiums & other considerations...............................    553,475       (500)     552,975
   Net investment income.........................................    315,074        (15)     315,059
   Net realized investment gains (losses)........................    (54,361)      (800)     (55,161)
   Total revenues................................................  1,017,949     (1,315)   1,016,634
   Death and other benefits......................................    436,307      8,800      445,107
   Operating costs & expenses....................................    275,479       (700)     274,779
   Total benefits & expenses.....................................    854,968      8,100      863,068
   (Loss) income before income tax...............................    162,981     (9,415)     153,566
   Income tax expense (Deferred).................................    (60,889)    (3,295)     (64,184)
   Total income tax..............................................     56,956     (3,295)      53,661
   Net (loss) income.............................................    106,025     (6,120)      99,905
Statement of Shareholder's Equity
   Accumulated other comprehensive income (loss):
   Balance at beginning of year..................................     44,016      1,100       45,116
   Change during year............................................    (75,109)      (915)     (76,024)
   Balance at end of year........................................    (31,093)       185      (30,908)
   Retained earnings:
   Balance at beginning of year..................................    287,616    (45,320)     242,296
   Net (loss) income.............................................    106,025     (6,120)      99,905
   Balance at end of year........................................    389,517    (51,440)     338,077
   Total shareholder's equity....................................    889,659    (51,255)     838,404

       The United States Life Insurance Company in the City of New York

As of and for December 31, 2007:

                                                                 As
                                                             previously    Total
                                                              reported  Adjustments As restated
                                                             ---------- ----------- -----------
                                                                       (In Thousands)
Statement of Cash Flows
   Net Income (loss)........................................ $ 106,025   $ (6,120)   $  99,905
   Change in accounts and premiums receivable...............    (3,573)      (200)      (3,773)
   Change in future policy benefits and other policy claims.  (199,882)     9,785     (190,097)
   Amortization of policy acquisition costs.................    59,713        600       60,313
   Provision for current income tax expense.................        --     43,495       43,495
   Provision for deferred income tax expense................   (60,889)    (3,665)     (64,554)
   Change in indebtedness to/from affiliates................      (654)      (200)        (854)
   Change in reinsurance balances...........................    30,839        200       31,039
   Net (Gain) loss on sale of investments...................    54,361        800       55,161
   Other, net...............................................    35,136    (46,295)     (11,159)
   Net cash used in operating activities....................   125,363     (1,600)     123,763
   Sales of : Other investments.............................   724,342      1,600      725,942
   Net cash used in investing activities....................  (992,026)     1,600     (990,426)

       The United States Life Insurance Company in the City of New York

As of and for year ended December 31, 2006:

                                                                 As
                                                             previously
                                                              reported  Adjustments As restated
                                                             ---------- ----------- -----------
                                                                       (In Thousands)
Statement of Income (Loss)
   Premiums & other considerations.......................... $ 176,806   $  1,800    $ 178,606
   Net realized losses......................................   (18,600)      (700)     (19,300)
   Total revenues...........................................   551,475      1,100      552,575
   Death and other benefits.................................   294,177     13,100      307,277
   Operating costs & expenses...............................   115,892       (140)     115,752
   Total benefits & expenses................................   559,713     12,960      572,673
   (Loss) income before income taxes........................    (8,238)   (11,860)     (20,098)
   Income tax expense (Deferred)............................   (46,168)    (4,151)     (50,319)
   Total income tax.........................................    (2,955)    (4,151)      (7,106)
   Net (loss) income........................................    (5,283)    (7,709)     (12,992)
Statement of Shareholder's Equity
   Accumulated other comprehensive income (loss):
   Balance at beginning of year.............................    50,876      1,300       52,176
   Change during year.......................................    (6,860)      (200)      (7,060)
   Balance at end of year...................................    44,016      1,100       45,116
   Retained earnings (accumulated deficit):
   Balance at beginning of year.............................   342,899    (37,611)     305,288
   Net (loss) income........................................    (5,283)    (7,709)     (12,992)
   Balance at end of year...................................   287,616    (45,320)     242,296
   Total shareholder's equity...............................   860,670    (44,220)     816,450
Statement of Cash Flows
   Net Income...............................................    (5,283)    (7,709)     (12,992)
   Change in accounts and premiums receivable...............    17,505     (2,900)      14,605
   Change in future policy benefits and other policy claims.  (202,396)    14,200     (188,196)
   Amortization of policy acquisition costs.................    43,333       (600)      42,733
   Policy acquisition costs deferred........................   (59,145)      (200)     (59,345)
   Provision for current income tax expense.................        --     46,634       46,634
   Provision for deferred income tax expense................   (46,168)    (4,551)     (50,719)
   Change in indebtedness to/from affiliates................     7,330        200        7,530
   Change in reinsurance balances...........................   (60,749)     3,500      (57,249)
   Net (Gain) loss on sale of investments...................    18,600        700       19,300
   Other, net...............................................   112,334    (47,084)      65,250
   Net cash used in operating activities....................    67,120      2,190       69,310
   Sales of: Other investments..............................   458,207     (2,190)     456,017
   Net cash used in investing activities....................  (395,187)    (2,190)    (397,377)

                         AMERICAN HOME ASSURANCE COMPANY

                                NAIC CODE: 19380

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                         AMERICAN HOME ASSURANCE COMPANY

                      STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                TABLE OF CONTENTS

   Report of Independent Auditors ............................................ 2

   Statements of Admitted Assets ............................................. 3

   Statements of Liabilities, Capital and Surplus ............................ 4

   Statements of Income and Changes in Capital and Surplus ................... 5

   Statements of Cash Flow ................................................... 6

   Notes to Statutory Basis Financial Statements ............................. 7

                         Report of Independent Auditors

To the Board of Directors and Shareholder of American Home Assurance Company:

We have audited the accompanying statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company (the Company) as of December 31, 2008 and 2007, and the related statutory statements of income and changes in capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2008 and 2007, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2008.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2008 and 2007, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008, on the basis of accounting described in Note 1 to the financial statements.

/s/ PricewaterhouseCoopers LLP

New York, NY
April 29, 2009

                         AMERICAN HOME ASSURANCE COMPANY

                          STATEMENTS OF ADMITTED ASSETS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2008 AND 2007
                                 (000's OMITTED)

-------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                 2008           2007
-------------------------------------------------------------------------------------------------------------------------
Cash and invested assets:
   Bonds, at amortized cost (NAIC market value: 2008 - $13,162,193;
      2007 - $16,075,222) ...................................................................   $13,790,336   $15,843,721
   Stocks:
      Common stocks, at NAIC market value adjusted for non admitted assets
         (cost: 2008 - $1,278,987; 2007 - $1,556,742) .......................................     2,064,755     3,139,327
      Preferred stocks, primarily at NAIC market value (cost: 2008 - $277,589;
         2007 - $613,732) ...................................................................       255,675       613,732
   Other invested assets, primarily at equity (cost: 2008 - $1,505,810; 2007 - $1,458,240) ..     1,555,659     1,943,313
   Securities lending collateral ............................................................            --       279,774
   Short-term investments, at amortized cost (approximates NAIC market value) ...............       228,165       183,951
   Cash .....................................................................................       848,594       258,078
   Receivable for securities ................................................................         1,711            --
-------------------------------------------------------------------------------------------------------------------------
            Total cash and invested assets ..................................................    18,744,895    22,261,896
-------------------------------------------------------------------------------------------------------------------------
Investment income due and accrued ...........................................................       191,761       213,302
Agents' balances or uncollected premiums:
   Premiums in course of collection .........................................................       704,539       593,808
   Premiums and installments booked but deferred and not yet due ............................       408,671       892,935
   Accrued retrospective premiums ...........................................................     1,556,749     1,237,062
Amounts billed and receivable from high deductible policies .................................        23,162       159,393
Reinsurance recoverable on loss payments ....................................................       645,764       600,573
Funds held by or deposited with reinsurers ..................................................        12,327        11,118
Deposit accounting assets ...................................................................       530,085       751,468
Deposit accounting assets - funds held ......................................................        88,515        98,917
Federal and foreign income taxes recoverable from affiliates ................................       406,899       143,717
Net deferred tax assets .....................................................................       446,613       382,578
Equities in underwriting pools and associations .............................................       717,391     1,211,817
Receivable from parent, subsidiaries and affiliates .........................................       830,717       115,695
Other admitted assets .......................................................................        84,408       182,141
-------------------------------------------------------------------------------------------------------------------------
            Total admitted assets ...........................................................   $25,392,496   $28,856,420
=========================================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                 STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS

                                 STATUTORY BASIS
                        AS OF DECEMBER 31, 2008 AND 2007
                    (000's OMITTED EXCEPT SHARE INFORMATION)

---------------------------------------------------------------------------------------------------
As of December 31,                                                            2008          2007
---------------------------------------------------------------------------------------------------
                              Liabilities

Reserves for losses and loss adjustment expenses ......................   $13,268,600   $13,732,102
Unearned premium reserves .............................................     3,928,201     4,475,413
Commissions, premium taxes, and other expenses payable ................       311,636       234,495
Reinsurance payable on paid loss and loss adjustment expenses .........       481,915       263,917
Funds held by company under reinsurance treaties ......................       173,173       236,183
Provision for reinsurance .............................................        95,592       115,844
Ceded reinsurance premiums payable, net of ceding commissions .........       448,515       492,611
Retroactive reinsurance reserves - assumed ............................         6,984        30,486
Retroactive reinsurance reserves - ceded ..............................        (4,907)      (65,309)
Deposit accounting liabilities ........................................       188,303       189,511
Deposit accounting liabilities - funds held ...........................       484,067       695,928
Securities lending payable ............................................            --       304,398
Collateral deposit liability ..........................................       318,127       354,916
Payable to parent, subsidiaries and affiliates ........................        38,999       152,184
Other liabilities .....................................................       240,118       346,784
---------------------------------------------------------------------------------------------------
   Total liabilities ..................................................    19,979,323    21,559,463
---------------------------------------------------------------------------------------------------
                          Capital and Surplus

Common capital stock, $15.00 par value, 1,758,158 shares authorized,
   1,695,054 shares issued and outstanding ............................        25,426        25,426
Capital in excess of par value ........................................     3,739,388     2,941,471
Unassigned surplus ....................................................     1,646,043     4,280,727
Special surplus funds from retroactive reinsurance ....................         2,316        49,333
---------------------------------------------------------------------------------------------------
   Total capital and surplus ..........................................     5,413,173     7,296,957
---------------------------------------------------------------------------------------------------
   Total liabilities, capital, and surplus ............................   $25,392,496   $28,856,420
===================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

             STATEMENTS OF INCOME AND CHANGES IN CAPITAL AND SURPLUS

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (000's OMITTED)

-----------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                2008         2007         2006
-----------------------------------------------------------------------------------------------------------------
                           Statements of Income
                           --------------------

Underwriting income:
   Premiums earned ......................................................   $ 7,393,221   $7,703,016   $7,700,011
-----------------------------------------------------------------------------------------------------------------
Underwriting deductions:
   Losses incurred ......................................................     4,800,023    4,444,636    4,606,481
   Loss adjustment expenses incurred ....................................       742,400      840,801      803,517
   Other underwriting expenses incurred .................................     1,846,019    1,864,547    1,825,815
-----------------------------------------------------------------------------------------------------------------
Total underwriting deductions ...........................................     7,388,442    7,149,984    7,235,813
-----------------------------------------------------------------------------------------------------------------
Net underwriting income .................................................         4,779      553,032      464,198
-----------------------------------------------------------------------------------------------------------------
Investment income:
   Net investment income earned .........................................       912,331    1,019,018      702,426
   Net realized capital gains/(loss) (net of capital gains taxes:
      2008 - ($270,995); 2007 - $29,141; 2006 - $29,092) ................      (671,273)     117,037       61,624
-----------------------------------------------------------------------------------------------------------------
Net investment gain .....................................................       241,058    1,136,055      764,050
-----------------------------------------------------------------------------------------------------------------
Net loss from agents' or premium balances charged-off ...................       (48,507)     (85,724)     (49,762)
Finance and service charges not included in premium .....................        15,008       16,449       14,287
Other income ............................................................       384,065       76,290       49,691
-----------------------------------------------------------------------------------------------------------------
Income after capital gains taxes and before federal income taxes ........       596,403    1,696,102    1,242,464
Federal income tax expense ..............................................       235,238      348,359      263,263
-----------------------------------------------------------------------------------------------------------------
         Net income .....................................................   $   361,165   $1,347,743   $  979,201
=================================================================================================================
                      Changes in Capital and Surplus
                      ------------------------------

Capital and surplus, as of December 31, previous year ...................   $ 7,296,957   $6,211,853   $5,049,651
   Adjustment to beginning surplus ......................................           935      (56,532)      55,538
-----------------------------------------------------------------------------------------------------------------
Capital and surplus, as of January 1, ...................................     7,297,892    6,155,321    5,105,189
-----------------------------------------------------------------------------------------------------------------
Changes in capital and surplus:
   Net income ...........................................................       361,165    1,347,743      979,201
   Change in net unrealized capital gains (net of capital gains taxes:
      2008 - ($94,517); 2007 - $131,952; 2006 - $121,173) ...............    (1,194,450)    (103,183)     119,660
   Change in net deferred income tax ....................................       (40,420)     (73,791)     (13,270)
   Change in non-admitted assets ........................................        47,173      184,885      (80,352)
   Change in provision for reinsurance ..................................        20,252       12,980       81,328
   Paid in capital and surplus ..........................................       856,617      161,945           --
   Dividends to stockholder ................,............................    (1,582,633)    (615,000)          --
   Other surplus adjustments ............................................        (6,013)      (1,572)       1,268
   Foreign exchange translation .........................................      (346,410)     227,629       18,829
-----------------------------------------------------------------------------------------------------------------
         Total changes in capital and surplus ...........................    (1,884,719)   1,141,636    1,106,664
-----------------------------------------------------------------------------------------------------------------
Capital and surplus, as of December 31, .................................   $ 5,413,173   $7,296,957   $6,211,853
=================================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                             STATEMENTS OF CASH FLOW

                                 STATUTORY BASIS
              FOR THE YEARS ENDED DECEMBER 31, 2008, 2007 AND 2006
                                 (000's OMITTED)

-------------------------------------------------------------------------------------------------------------
FOR THE YEARS ENDED DECEMBER 31,                                        2008           2007          2006
-------------------------------------------------------------------------------------------------------------
                        Cash From Operations
                        --------------------

Premiums collected, net of reinsurance ............................  $ 6,928,614   $ 7,948,658   $ 6,433,712
Net investment income .............................................      975,968     1,058,334       787,413
Miscellaneous (expense) income ....................................      349,699         7,137        75,317
-------------------------------------------------------------------------------------------------------------
   Sub-total ......................................................    8,254,281     9,014,129     7,296,442
-------------------------------------------------------------------------------------------------------------
Benefit and loss related payments .................................    5,083,511     3,805,525     3,520,205
Commission and other expense paid .................................    2,518,097     2,470,003     2,401,959
Dividends paid to policyholders ...................................          108           123         1,344
Federal and foreign income taxes paid (recovered) .................      190,586       330,784      (438,538)
-------------------------------------------------------------------------------------------------------------
   Net cash provided from operations ..............................      461,979     2,407,694     1,811,472
-------------------------------------------------------------------------------------------------------------
                       Cash From Investments
                      ----------------------

Proceeds from investments sold, matured, or repaid
   Bonds ..........................................................    7,091,835     4,926,616     5,231,792
   Stocks .........................................................    2,999,022     3,450,014     3,211,715
   Other ..........................................................      468,262       269,849     1,646,730
-------------------------------------------------------------------------------------------------------------
      Total proceeds from investments sold, matured, or repaid ....   10,559,119     8,646,479    10,090,237
-------------------------------------------------------------------------------------------------------------
Cost of investments acquired
   Bonds ..........................................................    5,302,577     5,748,239    10,488,316
   Stocks .........................................................    2,918,679     3,296,552     3,180,130
   Other ..........................................................      227,385       772,178       350,752
-------------------------------------------------------------------------------------------------------------
      Total cost of investments acquired ..........................    8,448,641     9,816,969    14,019,198
-------------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) investing activities .........    2,110,478    (1,170,490)   (3,928,961)
-------------------------------------------------------------------------------------------------------------
   Cash From Financing and Miscellaneous Sources
Capital and surplus paid-in .......................................      691,898            --     1,326,780
Borrowed funds ....................................................     (304,398)      101,075            --
Dividends to stockholder ..........................................   (1,582,633)     (615,000)           --
Intercompany receivable and payable, net ..........................   (1,798,258)      (26,540)      342,735
Net deposit on deposit-type contracts and other insurance .........       36,501        71,282       262,411
Equities in underwriting pools and associations ...................      507,442      (360,841)     (184,691)
Collateral deposit liability ......................................      (36,789)     (258,127)      107,288
Other .............................................................      548,510        (4,145)      438,392
-------------------------------------------------------------------------------------------------------------
   Net cash (used in) provided from financing activities ..........   (1,937,727)   (1,092,296)    2,292,915
-------------------------------------------------------------------------------------------------------------
   Effect of exchange rate changes on cash ........................           --         3,329           338
   Net change in cash and short-term investments ..................      634,730       148,237       175,764
Cash and short-term investments:
   Beginning of year ..............................................      442,029       293,792       118,028
-------------------------------------------------------------------------------------------------------------
   End of year ....................................................  $ 1,076,759   $   442,029   $   293,792
=============================================================================================================

                See Notes to Statutory Basis Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING
--------------------------------------------------------------------------------
POLICIES
--------

A.   Organization
     ------------

     American Home Assurance Company (AHAC or the Company) is a direct wholly-owned subsidiary of AIG Commercial Insurance Group, Inc. (AIGCIG), a Delaware corporation, which is in turn owned by AIU Holdings, Inc., a Delaware corporation (formerly AIG Property Casualty Group, Inc.). The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or AIG). See Notes 13 and 14 for information about recent developments regarding AIG and AIU Holdings, Inc.

     The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers and through AIG's risk finance operation, the Company provides its customized structured products.

     The accompanying financial statements include the Company's U.S. operation and its Japan branch. The operations for the Company's Canadian branch are included for 2007 and 2006. See Note 5 for additional information on the Canadian Branch.

     The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

     The Company has significant transactions with AIG and affiliates. In addition, the Company participates in an inter-company pooling agreement with certain affiliated companies (see Note 5).

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

B.   Summary of Significant Statutory Basis Accounting Policies
     ----------------------------------------------------------
     Prescribed or Permitted Statutory Accounting Practices:

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York (NY SAP).

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed practices by the State of New York. The Superintendent of the New York Insurance Department (the Superintendent) has the right to permit other specific practices that deviate from prescribed practices.

     The New York State Insurance Department has adopted certain accounting practices that differ from those set forth in NAIC SAP; specifically the prescribed practices of (1) allowing the discounting of workers compensation loss reserves on a non-tabular basis; under NAIC SAP, non-tabular discounting of reserves is not permitted; and (2) New York State Insurance Department Regulation 20 (Regulation 20) allows certain offsets to the provision for reinsurance that are not permitted under NAIC SAP.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed and permitted by NY SAP is shown below:

     -------------------------------------------------------------------------------------
     December 31,                                        2008         2007          2006
     --------------------------------------------------------------------------------------
     Net income, NY SAP ...........................  $  361,165   $1,347,743   $   979,201
     State prescribed practices - (deduction):
        Non-tabular discounting ...................     (71,999)     (21,301)      (21,866)
     -------------------------------------------------------------------------------------
     Net income, NAIC SAP .........................  $  289,166   $1,326,442   $   957,335
     =====================================================================================
     Statutory surplus, NY SAP ....................  $5,413,173   $7,296,957   $ 6,211,853
     State prescribed or permitted practices -
        (charge):
        Non-tabular discounting ...................    (327,771)    (255,772)     (234,471)
        Credits for reinsurance ...................    (365,018)    (468,227)     (539,907)
        SSAP 48/SSAP 97 ...........................          --      (30,616)     (535,157)
     -------------------------------------------------------------------------------------
     Statutory surplus, NAIC SAP ..................  $4,720,384   $6,572,958   $ 4,902,318
     =====================================================================================

     In 2008, the Commissioner granted a permitted practice to the member companies of American International Underwriters Overseas Association (AIUOA or the Association) allowing the valuation of AIG UK Holdings based on the audit of American International Group (AIG or the Ultimate parent). As of December 31, 2008, the value of AIG UK Holdings was $28,383. The Company's interest in AIG UK Holdings results from its 11% participation in the Association. All non-underwriting assets and liabilities of AIUOA have been reported by the Company under the caption Equities in Underwriting Pools and Associations.

     In 2007 the foreign property and casualty division of AIG announced the restructuring of its United Kingdom (UK) general insurance operations designed to simplify the organization, provide an enhanced regulatory and legal platform and improve transparency and efficiency. In December 2007, New Hampshire Insurance Company transferred substantially all of the business written by its United Kingdom branch (the UK Branch) to AIG UK Ltd., a UK affiliate formerly known as Landmark Insurance Company Limited. This transfer was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK. The results of the UK branch had been previously reported through the Company's participation in AIUOA (See Note 5). AIUOA reports on a fiscal year ending on November 30th. Although the Company's fiscal year ends on December 31st, the Company's annual financial statements have historically and consistently reported the results of its participation in AIUOA based on AIUOA's fiscal year close of November 30th. In order to achieve consistency in its financial reporting, the Company, with the permission of the New York and Pennsylvania Insurance Departments, recorded the effects of this transaction in its 2008 statutory financial statements.

     The use of all the aforementioned prescribed and permitted practices has not adversely affected the Company's ability to comply with the NAIC's risk based capital and surplus requirements for the 2008, 2007 and 2006 reporting periods.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Statutory Accounting Practices and Generally Accepted Accounting
     ----------------------------------------------------------------
     Principles:
     -----------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and NY SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

     Under GAAP:
     -----------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance, are restored to surplus;

     c. The equity in earnings of affiliates with ownership between 20.0% and 50.0% is included in net income, and investments in subsidiaries with greater than 50.0% ownership are consolidated;

     d.   Estimated undeclared dividends to policyholders are accrued;

     e. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance asset;

     f. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost;

     g. Direct written premium contracts that do not have sufficient risk transfer are treated as deposit accounting liabilities;

     h. Insurance and reinsurance contracts recorded as retroactive retain insurance accounting treatment if they pass the risk transfer test. If risk transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the statement of income.

     Under NAIC SAP:
     ---------------

     a. Costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     b. Statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

     c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments which is reported directly in surplus. Dividends are reported as investment income;

     d.   Declared dividends to policyholders are accrued;

     e. The reserves for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

     f. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or market;

     g. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

     h. Insurance and reinsurance contracts deemed to be retroactive receive special accounting treatment. Gains or losses are recognized in the statement of income and surplus is segregated by the ceding entity to the extent of gains realized; and

     i. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant Statutory Accounting Practices:
     -------------------------------------------

     A summary of the Company's significant statutory accounting practices are as follows:

     Use of Estimates: The preparation of financial statements in conformity with NY SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates. The significant estimates were used for loss and loss adjustment expenses, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Invested Assets: The Company's invested assets are accounted for as follows:

     . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates market value (as designated by the NAIC Securities Valuation Office).

     . Bonds: Bonds with an NAIC designation of 1 and 2 are carried at amortized cost using the scientific method. Bonds with an NAIC designation of 3 to 6 are carried at the lower of amortized cost or market value. If a bond is determined to have an other-than-temporary decline in value the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

          In periods subsequent to the recognition of an other-than-temporary impairment loss for fixed maturity securities, the Company accretes the discount or amortizes the premium over the remaining life of the security based on the amount and timing of future estimated cash flows.

          Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. As of December 31, 2008 and 2007, the market value of the Company's mortgage-backed securities approximated $188,891 and $505,415, respectively. Mortgage-backed securities include prepayment assumptions used at the purchase date and valuation changes caused by changes in estimated cash flow and are valued using the retrospective method. Prepayment assumptions were obtained from third party vendors.

     . Common and Preferred Stocks: Unaffiliated common stocks are carried principally at market value. Perpetual preferred stocks with an NAIC rating of P1 or P2 are carried at market value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2 that are subject to a 100.0% mandatory sinking fund or paid in-kind are carried at amortized cost. All below investment grade, NAIC 3 to 6 preferred stocks, are carried at the lower of amortized cost or market values.

          Investments in affiliates for which the Company's ownership interest (including ownership interest of the Ultimate Parent and its subsidiaries) is less than 85.0% and whose securities are traded on a major exchange are included in common stock at the quoted market value less a discount as prescribed by NAIC SAP (discounted market value approach), with the exception of Transatlantic Holdings, Inc. (TransRe), as more fully discussed below. The average discount rate for such investments was 11.5% and 21.0% as of December 31, 2008 and 2007, respectively. In 2008, the Company received approval from the Insurance Department of the State of New York to account for its investment in Trans Re based on the equity method in accordance

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

          with US GAAP financial statements and certain adjustments indicated by the NAIC Statements of Statutory Accounting Principles (SSAP) No. 97, entitled Investments in SCA Entities, (SSAP 97). Prior to 2008, TransRe was accounted for based on the discounted market value approach in accordance with paragraph 8(a) of SSAP 97. The impact to surplus due to this change in methodology was approximately $265,000. All other investments in affiliates are included in common stocks based on the net worth of the entity.

     . Other Invested Assets: Other invested assets consist primarily of investments in joint ventures and partnerships. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary decline in value, the cost basis is written-down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains/(Loss) as a realized loss.

     . Derivatives: Foreign exchange forward contracts are derivatives whereby the Company agrees to exchange a specific amount of one currency for the specific amount of another currency at a date in the future. Foreign exchange contracts are entered into in order to manage exposure to changes in the foreign exchange rates related to long-term foreign denominated bonds held by the Company. The contracts are usually one to three months in duration and are marked to market every month using publicly obtained foreign exchange rates. When the contract expires, realized gains and losses are recorded in investment income.

          Options purchased are included in Other Invested Assets on the Company's Statements of Admitted Assets. Options are carried at market value. Options written are reported in Other Liabilities on the Statements of Liabilities, Capital and Surplus. Realized gains or losses on the sales of options are determined on the basis of specific identification and are included in income.

          Futures are exchange contracts whereby the Company agrees to buy a specific amount of an underlying security (usually an equity index) at a specific price in the future. Throughout the term of the contract, the change in the underlying security's price in the future is calculated each business day, and the gain or loss is transferred in cash to or from the counterparty. When the future position is closed out or expires, a final payment is made. The daily mark-to-market payments are accounted for as realized gains or losses.

          Any change in unrealized gains or losses on derivatives purchased or written are credited or charged to unassigned surplus. The Company does not use hedge accounting for its derivatives.

     . Net Investment Gain (Losses): Net investment gains (losses) consist of net investment income earned and realized gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of the specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts over 90 days past due which have not been written-off are non-admitted by the Company. As of December 31, 2008 and 2007, no investment

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

          income due and accrued was determined to be uncollectible or non-admitted.

     . Unrealized Gains (Losses): Unrealized gains (losses) on all stocks, bonds carried at market values, joint ventures, partnerships, derivatives, and foreign currency translation are credited or charged to unassigned surplus.

     Other Than Temporary Impairment:
     --------------------------------

     The Company regularly evaluates its investments for other-than-temporary impairments (OTTI) in value. The determination that a security has incurred an other-than-temporary impairment in value and the amount of any loss recognition requires the judgment of the Company's management and a continual review of its investment portfolio.

     The Company's policy for determining other-than-temporary-impairments has been established in accordance with prescribed SAP guidance, including SSAP Nos. 26, 30, 32, 43, and INT 06-07.

     For bonds, other than loan backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan backed and structured securities, an OTTI shall be considered to have occurred if the undiscounted future cash flows are less than the book value of the security. In general, a security is considered a candidate for other-than-temporary impairment if it meets any of the following criteria:

          . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

          . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under the bankruptcy law as or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

          . The Company may not realize a full recovery on its investment, irrespective of the occurrence of one of the foregoing events.

     Common and preferred stock investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than temporary. Factors include:

          .    The Company may not realize a full recovery on its investment ;

          .    Fundamental credit issues of the issuer;

          . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

     Limited partnership investments whose market value is less than its book value for a period greater than twelve months is considered a candidate for other-than-temporary impairment. Once a candidate for impairment has been identified, the investment must be analyzed to determine if any impairment would be considered other than

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     temporary. Factors to consider include:

          . An order of liquidation or other fundamental credit issues with the partnership;

          . Evaluation of the cash flow activity between the Company and the partnership or fund during the year;

          . Evaluation of the current stage of the life cycle of the investment;

          . An intent to sell the investment prior to the recovery of cost of the investment;

          . Any other qualitative/quantitative factors that would indicate that an other than temporary impairment has occurred.

     If the analysis indicates that an other then temporary impairment has taken place, the investment is written down to fair value per as defined in the glossary to the NAIC Accounting Practices and Procedures Manual, which would become the new cost basis. The amount of the write down is to be accounted for as a realized loss. This realized loss impact to Surplus will be offset by a corresponding reduction to unrealized losses.

     Revenue Recognition: Direct written premiums are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

     Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 66, entitled Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. The Company establishes nonadmitted assets for 100% of amounts recoverable where any agent's balance or uncollected premium has been classified as nonadmitted and thereafter for 10% of any amounts recoverable not offset by retrospective return premiums or collateral. In connection therewith, as of December 31, 2008 and 2007, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,556,749 and $1,237,062, respectively, net of non-admitted premium balances of $72,597 and $52,913, respectively.

     Net written premiums that were subject to retrospective rating features were as follows:

     ---------------------------------------------------------------------------------------------------
     For the years ended December 31,                                      2008       2007       2006
     ---------------------------------------------------------------------------------------------------
     Net written premiums subject to retrospectively rated premiums ..   $648,672   $ 811,018   $684,635
     Percentage of total net written premiums ........................        9.5%       10.6%       8.7%
     ---------------------------------------------------------------------------------------------------

     Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, entitled Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10.0% of this excess amount) is recorded.

     In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is not considered in the calculation.

     For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers to its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year, five years) or an indefinite period. For defined reporting periods, premiums are earned over the term of the fixed period. For indefinite reporting periods, premiums are fully earned and loss and LAE liabilities associated with the unreported claims are recognized immediately.

     Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums have been reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

     Retroactive Reinsurance: Retroactive reinsurance reserves are shown separately in the balance sheet. Gains or losses are recognized in the statement of income. Surplus gains are reported as segregated unassigned surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

     Deposit Accounting: Assumed and ceded reinsurance contracts which the Company determines do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP 62 and SSAP No. 75, entitled Reinsurance Deposit Accounting An Amendment to SSAP No. 62, Property and Casualty Reinsurance, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if i) the assuming company is licensed, credited or qualified by the Insurance Department of the State of New York; or ii) the collateral (i.e.: funds withheld, letters of credit or trusts) meets all the requirements of the Insurance Department of the State of New York. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to other gain in the statement of income.

     High Deductible Policies: In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 65, entitled Property and Casualty Contracts, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2008 and 2007, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $3,613,086 and $3,620,497, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for 100 percent of paid loss recoverables where no collateral is held. As of December 31, 2008 and 2007, the amount billed and recoverable on paid claims was $64,016 and $179,109, respectively, of which $40,854 and $19,716, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

     Foreign Property Casualty Business: As agreed with the Company's domiciliary state, the Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of AIUOA. See Note 5 for a description of the AIUOA pooling agreement and related financial statement presentation.

     Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62, the Company records a liability for reinsurance ceding commissions recorded in excess of acquisition costs in Other Liabilities. The liability is earned over the terms of the underlying policies.

     Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

     The Company discounts its loss reserves on workers' compensation claims.

     The calculation of the Company's tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5% interest rate. Loss reserves and LAE reserves (net of reinsurance) subject to the tabular discounting were $2,263,861 and $2,014,235, as of December 31, 2008 and 2007,
     respectively. As of December 31, 2008 and 2007, the Company's tabular discount amounted to $263,886 and $285,969, respectively, all of which were applied against the Company's case reserves.

     The calculation of the Company's non-tabular discount is based upon the Company's own payout pattern and a 5.0% interest rate as prescribed by the New York State Insurance Department. Loss and LAE reserves (net of reinsurance) subject to the non-tabular discounting were $2,263,861 and $2,014,235 as of December 31, 2008 and 2007, respectively. As of December 31, 2008 and 2007, the Company's non-tabular discount amounted to $327,771 and $255,772, respectively, all of which were applied against the Company's case reserves.

     Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in income in Other Income.

     Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

     Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

     Capital and Surplus: Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company in excess of the par value per share.

     Non-Admitted Assets: Certain assets, principally electronic data processing
     (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet all the State of New York requirements, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. In connection therewith, for the years ended December 31, 2008 and 2007, depreciation and amortization expense amounted to $25,260 and $24,539, and accumulated depreciation as of December 31, 2008 and 2007 amounted to $141,379 and $137,278, respectively.

     Reclassifications: Certain balances contained in the 2007 and 2006 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2 - ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS
-----------------------------------------------------------------------

During 2008, 2007 and 2006, the Company dedicated significant effort to the resolution of weaknesses in internal controls. As a result of these remediation efforts, management concluded that adjustments should be made to the assets, liabilities, and surplus to policyholders as reported in the Company's 2007, 2006 and 2005 annual statements. The corrections of these adjustments resulted in an after tax statutory credits (charges) of $935, $(56,532) and $55,538 as of January 1, 2008, 2007 and 2006 respectively.

In accordance with SSAP No. 3 entitled Accounting Changes and Correction of Errors, these adjustments have been reported as an adjustment to unassigned surplus as of January 1, 2008, 2007 and 2006.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The impact of these adjustments on policyholder surplus as of January 1, 2008, 2007 and 2006 is as follows:

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2007 ...............................   $7,296,957
Adjustments to beginning Capital and Surplus:
   Asset realization .......................................       (9,156)
   Liability correction ....................................       15,525
   Federal income taxes, net of capital adjustments of
      $58,700 ..............................................       (5,434)
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...          935
---------------------------------------------------------------------------
Balance at January 1, 2008, as adjusted ....................   $7,297,892
===========================================================================

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2006 ...............................   $6,211,853
Adjustments to beginning Capital and Surplus:
   Federal income taxes ....................................      (79,156)
   Goodwill ................................................        2,146
   Asset admissibility .....................................        5,841
   Expense recognition .....................................       14,637
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...      (56,532)
---------------------------------------------------------------------------
Balance at January 1, 2007, as adjusted ....................   $6,155,321
===========================================================================

---------------------------------------------------------------------------
                                                              Policyholders
                                                                 Surplus
---------------------------------------------------------------------------
Balance at December 31, 2005 ...............................    $5,049,651
Adjustments to beginning Capital and Surplus:
   Asset admissibility .....................................        (3,482)
   Foreign translation adjustment ..........................       102,290
   Federal income taxes ....................................       (43,270)
---------------------------------------------------------------------------
      Total adjustments to beginning Capital and Surplus ...        55,538
---------------------------------------------------------------------------
Balance at January 1, 2006, as adjusted ....................    $5,105,189
===========================================================================

An explanation for each of the adjustments for prior period corrections is described below:

Asset realization: The Company identified that a commuted retroactive ceded reinsurance reserve asset should have been written-off in a prior year.

Liability correction: The Company determined that certain inter company balances relating to American Home's Japan Branch were unsupported.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Asset admissibility: The Company determined that certain receivables for high deductible policies and other assets should have been non-admitted.

Federal income taxes (current and deferred): The change in federal income tax expense is primarily related to (i) the appropriate characterization as a settlement of an intercompany balance impacting unassigned surplus rather than a capital contribution with no impact to total capital and surplus; (ii) an increase in provisions for potential tax exposures; and (iii) corrections to the deferred income tax inventory and the current tax receivable. Certain corrections to gross deferred tax assets were non-admitted by the Company resulting in no impact in the table above (see Note 9).

Foreign translation adjustment: The Company determined that certain adjustments were required relating to the translation of balances for the Company's Canadian branch.

Goodwill: Correction of the amortization of goodwill.

Expense recognition: The Company determined that certain revisions to commissions expense related to certain accident and health contracts were needed.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 3 - INVESTMENTS
--------------------

Statutory Fair Value of Financial Instruments:
----------------------------------------------

The following table presents the carrying amount and statutory fair values of the Company's financial instruments as of December 31, 2008 and 2007.

                                                      2008                      2007*
----------------------------------------------------------------------------------------------
                                              Carrying    Statutory     Carrying    Statutory
                                               Amount     Fair Value     Amount     Fair Value
----------------------------------------------------------------------------------------------
Assets:
   Bonds ................................  $13,790,336  $13,162,193  $15,843,721  $16,075,222
      Common stocks .....................    2,064,755    2,064,755    3,139,327    3,529,455
      Preferred stocks ..................      255,675      250,025      613,732      610,622
      Other invested assets .............    1,555,659    1,555,659    1,943,313    1,943,313
      Securities lending collateral .....           --           --      279,774      279,774
      Cash and short-term investments ...    1,076,759    1,076,759      442,029      442,029
      Receivable for securities .........        1,711        1,711           --           --
      Equities in underwriting pools and
         associations ...................      717,391      717,391    1,211,817    1,211,817
Liabilities:
      Securities lending payable ........  $        --  $        --  $   304,398  $   304,398
      Collateral deposit liability ......      318,127      318,127      354,916      354,916
      Payable for securities ............           --           --        3,331        3,331
----------------------------------------------------------------------------------------------

The methods and assumptions used in estimating the statutory fair values of financial instruments are as follows:

     . The statutory fair values of bonds, unaffiliated common stocks and preferred stocks are based on NAIC market value for 2007. During 2008, the NAIC adopted new reporting requirements for fair value such that insurers are no longer required to use the value derived from the Securities Valuation Office (SVO). Instead, the Company is required to obtain fair values that reliably reflect the price at which a security would sell in an arms length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or SVO.

     . The statutory fair values of affiliated common stock are based on the underlying equity of the respective entity's financial statements, except for publicly traded affiliates (other than Trans *Re for 2008, as discussed in Note 1) which are based on quoted market values.

     . Other invested assets include primarily partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     . The carrying value of all other financial instruments approximates fair value.

The amortized cost and market values of the Company's bond investments as of December 31, 2008 and 2007 are outlined in the table below:*

----------------------------------------------------------------------------------------------------------------------------
                                                                                         Gross        Gross
                                                                          Amortized    Unrealized   Unrealized      Market
                                                                            Cost         Gains        Losses        Value
----------------------------------------------------------------------------------------------------------------------------
As of December 31, 2008
   U.S. governments ..................................................   $   342,814    $ 17,532     $    857    $   359,489
   All other governments .............................................       237,743       5,372           71        243,044
   States, territories and possessions ...............................     2,477,551      62,833       65,735      2,474,649
   Political subdivisions of states, territories and possessions .....     2,937,737      51,776       68,565      2,920,948
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their
      political subdivisions .........................................     6,841,572      81,971      442,673      6,480,870
   Public utilities ..................................................        37,551         490           --         38,041
   Industrial and miscellaneous ......................................       915,368       4,936      275,152        645,152
----------------------------------------------------------------------------------------------------------------------------
         Total bonds, as of December 31, 2008 ........................   $13,790,336    $224,910     $853,053    $13,162,193
============================================================================================================================
As of December 31, 2007*
   U.S. governments ..................................................   $   331,397    $  9,847     $    114    $   341,130
   All other governments .............................................       843,820      13,464          248        857,036
   States, territories and possessions ...............................     2,729,603      53,167        2,240      2,780,530
   Political subdivisions of states, territories and possessions .....     3,320,639      66,000        1,435      3,385,204
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities and their
      political subdivisions .........................................     6,935,227     118,715       23,268      7,030,674
   Public utilities ..................................................        79,320         948           66         80,202
   Industrial and miscellaneous ......................................     1,603,715       7,578       10,847      1,600,446
----------------------------------------------------------------------------------------------------------------------------
         Total bonds, as of December 31, 2007 ........................   $15,843,721    $269,719     $ 38,218    $16,075,222
============================================================================================================================

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The amortized cost and market values of bonds at December 31, 2008, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

-----------------------------------------------------------------------------
                                                    Amortized
                                                       Cost      Market Value
-----------------------------------------------------------------------------
   Due in one year or less .....................   $    63,952   $    64,171
   Due after one year through five years .......       914,058       928,312
   Due after five years through ten years ......     2,831,197     2,902,404
   Due after ten years .........................     9,527,950     9,078,415
   Mortgaged-backed securities .................       453,179       188,891
-----------------------------------------------------------------------------
   Total bonds .................................   $13,790,336   $13,162,193
=============================================================================

Proceeds from sales and gross realized gains and gross realized losses were as follows:

For the years ended December 31,                      2008                     2007                      2006
-----------------------------------------------------------------------------------------------------------------------
                                                           Equity                    Equity                    Equity
                                              Bonds      Securities      Bonds     Securities       Bonds    Securities
-----------------------------------------------------------------------------------------------------------------------
     Proceeds from sales ................   $6,117,426   $2,755,122   $4,142,868   $2,980,634   $4,370,165   $3,151,915
     Gross realized gains ...............       80,829      255,843       83,609      191,600        6,407      222,465
     Gross realized losses ..............      125,139      487,333       17,451      151,981       21,502      105,248
-----------------------------------------------------------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The cost or amortized cost and market value of the Company's common and preferred stocks as of December 31, 2008 and 2007 are set forth in the table below:

                                                       December 31, 2008
------------------------------------------------------------------------------------------------------
                           Cost or      Gross        Gross
                          Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                            Cost        Gains        Losses        Value         Asset         Value
------------------------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated ........   $  494,547   $  981,812    $130,781    $1,345,578        $--       $1,345,578
   Non-affiliated ....      784,440       86,171     151,434       719,177         --          719,177
------------------------------------------------------------------------------------------------------
      Total ..........   $1,278,987   $1,067,983    $282,215    $2,064,755        $--       $2,064,755
======================================================================================================
Preferred stocks:
-----------------
   Affiliated ........   $       --   $       --    $     --    $       --        $--       $       --
   Non-affiliated ....      277,589        4,940      32,504       250,025         --          255,675
------------------------------------------------------------------------------------------------------
      Total ..........   $  277,589   $    4,940    $ 32,504    $  250,025        $--       $  255,675
======================================================================================================

                                                       December 31, 2007*
------------------------------------------------------------------------------------------------------
                           Cost or      Gross        Gross
                          Amortized   Unrealized   Unrealized     Market     Non-Admitted    Carrying
                            Cost        Gains        Losses        Value         Asset         Value
------------------------------------------------------------------------------------------------------
Common stocks:
--------------
   Affiliated ........   $  498,958   $1,447,794    $138,650    $1,808,102        $2,310    $1,805,792
   Non-affiliated ....    1,057,784      331,241      55,490     1,333,535            --     1,333,535
------------------------------------------------------------------------------------------------------
      Total ..........   $1,556,742   $1,779,035    $194,140    $3,141,637        $2,310    $3,139,327
======================================================================================================
Preferred stocks:
-----------------
   Affiliated ........   $       --   $       --    $     --    $       --        $   --    $       --
   Non-affiliated ....      613,732           --       3,110       610,622            --       613,732
------------------------------------------------------------------------------------------------------
      Total ..........   $  613,732   $       --    $  3,110    $  610,622        $   --    $  613,732
======================================================================================================

As of December 31, 2008 and 2007, the Company held derivative investments of $0 and ($289), respectively.

--------------------
* For 2007, the NAIC market value was used where available. When not available, market values were obtained from third party pricing sources.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The fair market value together with the aging of the gross pre-tax unrealized losses with respect to the Company's bonds and stocks as of December 31, 2008 and 2007 is set forth in the table below:

                                                 12 Months or Less       Greater than 12 Months            Total
-------------------------------------------------------------------------------------------------------------------------
                                                  Fair     Unrealized       Fair     Unrealized      Fair      Unrealized
Description of Securities                        Value       Losses        Value       Losses        Value       Losses
-------------------------------------------------------------------------------------------------------------------------
As of December 31, 2008:
------------------------
   U. S. governments ......................   $   70,176    $    857    $       --    $     --    $   70,176   $      857
   All other governments ..................        3,084          71            --          --         3,084           71
   States, territories and possessions ....      889,564      53,490       107,537      12,245       997,101       65,735
   Political subdivisions of states,
      territories and possessions .........    1,701,805      61,935       109,475       6,630     1,811,280       68,565
   Special revenue ........................    3,548,004     235,961       883,394     206,712     4,431,398      442,673
   Public utilities .......................           --          --            --          --            --           --
   Industrial and miscellaneous ...........      320,499     218,513       102,964      56,639       423,463      275,152
-------------------------------------------------------------------------------------------------------------------------
   Total bonds ............................    6,533,132     570,827     1,203,370     282,226     7,736,502      853,053
-------------------------------------------------------------------------------------------------------------------------
   Affiliated .............................           --         408       129,959     130,373       129,959      130,781
   Non-affiliated .........................      382,359     142,256         8,227       9,178       390,586      151,434
-------------------------------------------------------------------------------------------------------------------------
   Common stock ...........................      382,359     142,664       138,186     139,551       520,545      282,215
-------------------------------------------------------------------------------------------------------------------------
   Preferred stock ........................      156,447      23,647        13,360       8,857       169,807       32,504
-------------------------------------------------------------------------------------------------------------------------
   Total stocks ...........................      538,806     166,311       151,546     148,408       690,352      314,719
-------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks .................   $7,071,938    $737,138    $1,354,916    $430,634    $8,426,854   $1,167,772
=========================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                          12 Months or Less    Greater than 12 Months           Total
-----------------------------------------------------------------------------------------------------------------------------
                                                          Fair     Unrealized    Fair      Unrealized     Fair     Unrealized
Description of Securities                                 Value      Losses      Value       Losses       Value      Losses
-----------------------------------------------------------------------------------------------------------------------------
As of December 31, 2007:
------------------------
   U. S. governments ................................  $   12,878    $    98    $    406    $     16      $13,284   $    114
   All other governments ............................      13,210        151      24,004          97       37,214        248
   States, territories and possessions ..............     191,194      1,574      57,650         666      248,844      2,240
   Political subdivisions of states, territories and
      possessions ...................................     241,561      1,435          69          --      241,630      1,435
   Special revenue ..................................   1,313,469     23,258       4,269          10    1,317,738     23,268
   Public utilities .................................       1,786          1      11,762          65       13,548         66
   Industrial and miscellaneous .....................     719,728     10,065      99,735         782      819,463     10,847
-----------------------------------------------------------------------------------------------------------------------------
   Total bonds ......................................   2,493,826     36,582     197,895       1,636    2,691,721     38,218
-----------------------------------------------------------------------------------------------------------------------------
   Affiliated .......................................       9,991      2,813     110,276     135,837      120,267    138,650
   Non-affiliated ...................................     426,898     55,490          --          --      426,898     55,490
-----------------------------------------------------------------------------------------------------------------------------
   Common stock .....................................     436,889     58,303     110,276     135,837      547,165    194,140
-----------------------------------------------------------------------------------------------------------------------------
   Preferred Stock ..................................      15,904      3,110          --          --       15,904      3,110
-----------------------------------------------------------------------------------------------------------------------------
   Total stocks .....................................     452,793     61,413     110,276     135,837      563,069    197,250
-----------------------------------------------------------------------------------------------------------------------------
   Total bonds and stocks ...........................  $2,946,619    $97,995    $308,171    $137,473   $3,254,790   $235,468
=============================================================================================================================

As of December 31, 2008 and 2007, the Company does not intend to sell these investments.

The Company reported write-downs on its bond investments due to an other-than-temporary decline in fair value of $12,134, $14,097 and $776 in 2008, 2007 and 2006, respectively and reported write-downs on its common and preferred stock investments due to an other-than-temporary decline in fair value of $454,457, $16,271 and $17,934 during 2008, 2007 and 2006, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

During 2008, 2007 and 2006, the Company reported the following write-downs on its joint venture and partnership investments due to an other-than-temporary decline in fair value:

    ------------------------------------------------------------------------
    For the years ended December 31,                    2008    2007   2006
    ------------------------------------------------------------------------
    Valueact Capital Partners ........................ $2,270 $    -- $   --
    Spencer Capital Opportunity Fund LLP .............  1,213      --     --
    JC Flowers .......................................     --   6,017     --
    Electra European Fund ll .........................     --   2,619     --
    ATV VI ...........................................     --   1,604     --
    TH Lee Putnam ....................................     --   1,000     --
    Morgan Stanley III ...............................     --   1,032     --
    Gresham Global Investment Fund ll K4 .............     --      --  2,559
    Items less than $1.0 million .....................  2,380   1,820  1,051
    ------------------------------------------------------------------------
       Total ......................................... $5,863 $14,092 $3,610
    ========================================================================

The Company was party to a Securities Agency Lending Agreement (Agreement) with AIG Global Securities Lending Corporation (AIGGSLC), a Delaware registered company which terminated on March 26, 2009. As of July 31, 2008, the Company instructed AIGGSLC not to enter into any new transactions on its behalf. As a result, the Company had no loaned securities as of December 31, 2008. As of December 31, 2007, securities with a market value of $298,033 were on loan.

Securities borrowers provided cash collateral in an amount in excess of the fair value of the securities loaned. AIGGSLC monitored the daily fair value of loaned securities relative to the collateral fair value. Additional collateral was obtained as necessary to ensure that collateral was maintained at a minimum of 102% for domestic transactions and 105% for cross-border transactions of the value of the securities loaned. The collateral was not available for the general use of the Company (restricted) and the securities lending transactions were accounted for as secured borrowings as required by SSAP No. 91.

Pursuant to the Agreement, AIGGSLC maintained responsibility for the reinvestment and control of such collateral. Declines in the fair value of the reinvested collateral at December 31, 2007, to the extent that such declines resulted in collateral less than 102% of the fair value of the securities loaned for domestic transactions and 105% of the fair value of the securities loaned for cross-border transactions, have been reported as a non-admitted asset in the financial statements presented herein.

In response to the potential lack of liquidity for certain reinvested collateral, the Company's ultimate parent, AIG, agreed to make the Company whole for any pretax realized losses due to sales of reinvested collateral during the period August 1, 2007 through August 1, 2008. During 2008 and 2007, the Company received funds of $898 and $1,945, respectively, from AIG. These funds have been reported as capital contributions in the financial statements presented herein.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Securities carried at an amortized cost of $1,066,438 and $2,973,267 were deposited with regulatory authorities as required by law as of December 31, 2008 and 2007, respectively.

During 2008, 2007 and 2006, included in Net Investment Income Earned were investment expenses of $8,439, $9,607 and $7,329, respectively and interest expense of $27,739, $99,036 and $98,741, respectively.

The Company reported hybrid securities totaling $117,650 and $127,153 as of December 31, 2008 and 2007, respectively.

Effective January 1, 2008, the Company adopted Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), which specifies measurement and disclosure standards related to asset and liabilities measured at fair value. The Company measures at fair value on a recurring basis certain bonds (specifically, bonds with NAIC ratings of 3 or lower where market is less than amortized cost), common and preferred stocks.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the asset or liability being valued occur with sufficient frequency and volume to provide pricing information on an ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

Fair Value Hierarchy

SFAS 157 defines three "levels" based on observability of inputs available in the marketplace used to measure the fair values. Such levels are:

     . Level 1: Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities.

     . Level 2: Fair value measurements, based on inputs other than quoted prices included in Level 1 that are observable for the asset liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

     . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses market values for common stocks, preferred stocks and bonds with NAIC ratings of 3 or below where market value is less than amortized cost. When market values are not available,

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

market values are obtained from third party pricing sources.

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement on the levels of the inputs used:

--------------------------------------------------------------------------------
                                          Level 1   Level 2  Level 3     Total
--------------------------------------------------------------------------------
Bonds .................................  $     --  $ 11,310  $44,055  $   55,365
Common stocks .........................   857,376       371    8,660     866,407
Preferred stocks ......................       739   233,074       --     233,813
--------------------------------------------------------------------------------
Total .................................  $858,115  $244,755  $52,715  $1,155,585
================================================================================

The following table presents changes during 2008 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2008 related to the Level 3 financial instruments that remained in the balance sheet at December 31, 2008.

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to transaction price. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

---------------------------------------------------------------------------------------------------------------------------
                                       Net Realized and
                                  Unrealized Gains (Losses)     Unrealized
                      Balance     Included in Net Investment  Gains (Losses)  Purchases, Sales,                 Balance at
                    Beginning of      Income and Realized       Included in       Issuances,     Transfers In  December 31,
                        Year        Capital Gains (Losses)        Surplus     Settlements, Net      (Out)          2008
---------------------------------------------------------------------------------------------------------------------------
Bonds                  $47,498              $(155)               $(13,034)         $(2,843)         $12,589       $44,055
Common stocks           13,295                 60                  (5,957)           1,262               --         8,660
---------------------------------------------------------------------------------------------------------------------------
Total                  $60,793              $ (95)               $(18,991)         $(1,581)         $12,589       $52,715
===========================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. Assets measured at fair value on a non-recurring basis on which impairment charges were recorded were as follows:

--------------------------------------------------------------------------------
                                               Level 1  Level 2  Level 3   Total
--------------------------------------------------------------------------------
Other invested assets                            $--     $3,483   $2,380  $5,863
--------------------------------------------------------------------------------
Total                                            $--     $3,483   $2,380  $5,863
================================================================================

NOTE 4 - RESERVES FOR LOSSES AND LAE
------------------------------------

A reconciliation of the Company's reserves for losses and LAE as of December 31, 2008, 2007 and 2006 is set forth in the table below:

-----------------------------------------------------------------------------------------
                                                       2008         2007         2006
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, beginning of year ... $13,732,102  $12,754,581  $11,620,078
Incurred losses and LAE related to:
   Current accident year .........................   5,573,146    5,366,376    5,343,020
   Prior accident years ..........................     (30,723)     (80,939)      66,978
-----------------------------------------------------------------------------------------
       Total incurred losses and LAE .............   5,542,423    5,285,437    5,409,998
-----------------------------------------------------------------------------------------
Paid losses and LAE related to:
   Current accident year .........................  (1,689,045)  (1,436,644)  (1,265,788)
   Prior accident years ..........................  (4,316,880)  (2,871,272)  (3,009,707)
-----------------------------------------------------------------------------------------
       Total paid losses and LAE .................  (6,005,925)  (4,307,916)  (4,275,495)
-----------------------------------------------------------------------------------------
Reserves for losses and LAE, as of December 31, .. $13,268,600  $13,732,102  $12,754,581
=========================================================================================

For all three years the Company experienced minor loss and LAE reserve development for prior years, including accretion of loss reserve discount. For 2008 and 2007, the Company experienced minor beneficial loss and LAE reserve development for prior years, including accretion of loss reserve discount, while for 2006, it experienced minor adverse development on the same basis. For 2008, favorable on D&O and other classes of business offset adverse development on the Company's excess casualty business. The adverse development on excess casualty was primarily related to accident years 2003 and prior. In 2007, there was adverse development related to accident years 2003 and prior, offset by favorable development from accident years 2004 through 2006. The favorable developments for accident years 2004 through 2006 were spread across many classes of business. The adverse development from accident years 2003 and prior related primarily to the Company's excess casualty and primary workers compensation classes of business. For 2006, the adverse loss and LAE reserve development primarily related to claims and accident years 2002 and prior, largely relating to asbestos and to accretion of workers compensation discount.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In calendar year 2008, there were two transactions that resulted in a significant increase in paid loss with a corresponding decrease in loss reserves. These transactions were the result of the Canadian Branch novation (see Note 5E) and the Foreign Operations restructuring (see Note 5F). The total calendar year paid as a result of these events were approximately $331,200 and $306,000 for the Canada novation and Foreign Operations restructuring, respectively. These payments are spread over many accident years and resulted in modest beneficial development of about $21,600. In addition, accident year 2008 had $108,000 of paid loss in calendar year 2008 from one credit excess of loss assumed treaty. There will be no additional impact from this treaty as the full limits of the treaty have been paid.

As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $178,706, $199,953 and $198,524, respectively.

As of December 31, 2008, 2007 and 2006, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,340,598, $5,987,568 and $6,322,799, respectively (exclusive of inter-company pooling).

NOTE 5 - RELATED PARTY TRANSACTIONS
-----------------------------------

A.   National Union Inter-company Pooling Agreement
     ----------------------------------------------

     The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business except business from foreign branches (excluding Canada) to National Union Fire Insurance Company of Pittsburgh, PA (National Union), the lead pooling participant. In turn, each pooling participant receives from National Union their percentage share of the pooled business.

     In connection therewith, the Company's share of the pool is 36.0%. Accordingly, premiums earned, losses and LAE incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A list of all pooling participants and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------
                                                                NAIC Co.  Participation
Member Company                                                    Code       Percent
---------------------------------------------------------------------------------------
National Union Fire Insurance Company of Pittsburgh, PA ......    19445       38.0%
American Home Assurance Company ..............................    19380       36.0%
Commerce and Industry Insurance Company (C&I) ................    19410       11.0%
New Hampshire Insurance Company (NHIC) .......................    23841        5.0%
The Insurance Company of the State of Pennsylvania (ISOP) ....    19429        5.0%
AIG Casualty Company  (AIG Casualty) .........................    19402        5.0%
American International South Insurance Company ...............    40258        0.0%
Granite State Insurance Company ..............................    23809        0.0%
Illinois National Insurance Company ..........................    23817        0.0%
=======================================================================================

     American International Pacific Insurance Company (AIP) terminated its zero percentage participation in the National Union Inter-Company Pooling Agreement (the Commercial Pool) effective July 1, 2007. Commercial risks ceded to the Commercial Pool by AIP prior to its exit will remain in that pool until their natural expiry. AIP's cessions of personal lines risks to the Commercial Pool were commuted and 100% ceded to AIG's Personal Lines Pool, which AIP joined effective July 1, 2007, also with a zero percentage participation.

     Effective January 1, 2008 AIU Insurance Company's (AIUI) percentage in the Commercial Pool was reduced from 1% to 0% and C&I's fixed participation was revised retroactively to 11% from 10%. Cessions from AIUI to the Commercial Pool will be run off. AIUI was relieved of any and all corresponding liabilities related to its 1% participation.

B.   American International Underwriters Overseas Association Pooling
     ----------------------------------------------------------------
     Arrangement
     -----------

     AIG formed AIUOA, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. A list of all members in AIUOA and their respective participation percentages is set forth in the table below:

---------------------------------------------------------------------------------------
                                                                NAIC Co.  Participation
Member Company                                                    Code       Percent
---------------------------------------------------------------------------------------
American International Underwriters Overseas, Limited                --       67.0%
New Hampshire Insurance Company                                   23841       12.0%
National Union Fire Insurance Company of Pittsburgh, PA           19445       11.0%
American Home Assurance Company                                   19380       10.0%
=======================================================================================

     In exchange for membership in AIUOA at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, National Union, and the Company.

     At the time of forming the AIUOA, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the AIUOA. As discussed in Note 1, the Company continues to follow the current practices relating to its foreign branches and participation in the business of AIUOA by recording: (a) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (b) its corresponding balance sheet position, excluding loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance as a net equity interest in Equities in Underwriting Pools and Associations; and (c) loss reserves, unearned premium reserves, funds withheld, reinsurance recoverable, ceded balances payable and retroactive reinsurance are recorded on a gross basis. As of December 31, 2008 and 2007, the Company's interest in the AIUOA amounted to $717,391 and $1,211,817, respectively, gross of the following amounts, after consideration of the National Union inter-company pooling agreement.

     ----------------------------------------------------------------------------
     As of December 31,                                         2008      2007
     ----------------------------------------------------------------------------
     Loss and LAE reserves .................................. $548,564  $876,280
     Unearned premium reserves ..............................  240,933   355,239
     Funds held .............................................   15,031    23,885
     Ceded balances payable .................................   75,043   103,406
     Reinsurance recoverable ................................   26,961    39,825
     Retroactive reinsurance ................................      132      (967)
     ----------------------------------------------------------------------------

     Additionally, the Company holds 3.2% of the issued share capital of AIG Europe S.A. As of December 31, 2008 and 2007, the Company's interest in AIG Europe S.A. amounted to $22,706 and $29,541, respectively.

C.   Guarantee Arrangements
     ----------------------

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the policies of insurance issued by the guaranteed companies in exchange for an annual guarantee fee. The Company would be required to perform under the guarantee agreements in events or circumstances (including bankruptcy, reorganization and similar proceedings) whereby the guaranteed companies fail to make payments under the policies of insurance (including guaranteed investment contracts and funding agreements) they have issued. The guarantees will remain in effect until terminated by the Company. The Company has the unilateral right to terminate the guarantees effective thirty (30) days after publication of a notice to terminate in the Wall Street Journal.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of the guarantees is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by certain rating agencies. In the event of termination of a guarantee, obligations in effect or contracted for on the date of termination would remain covered until extinguished.

     The Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The guarantees that were in effect as of December 31, 2008 are included in the table below:

------------------------------------------------------------------------------------------------------------------
                                                   Date    Policyholder's    Invested    Estimated  Policyholder's
Guaranteed Company                                Issued     Obligations      Assets        Loss        Surplus
------------------------------------------------------------------------------------------------------------------
AIG Advantage Insurance Company .....            12/15/97   $     71,132   $     55,314     $ --      $    20,234
AIG Edison Life Insurance Company ...            09/15/98     10,278,874     21,445,440       --          867,930
AIG Europe S.A. .....................  **        03/02/98      3,698,191      1,392,128       --        1,155,646
AIG Europe (Netherlands) N.V. .......  **        11/01/02        928,580        208,689       --          151,077
AIG Hawaii Insurance Company, Inc. ..            11/05/97        115,009        126,973       --           64,104
AIG Mexico Seguros Interamericana,
   S.A. de C.V. .....................  **        12/15/97        240,778         79,903       --           54,206
AIG SunAmerica Life Assurance
   Company ..........................  *   +     01/04/99      4,007,084      5,123,191       --        1,271,231
AIG UK Limited (formerly Landmark
   Insurance Company, Ltd (UK)) .....  *   ++    03/02/98      4,103,222      3,644,199       --        1,884,267
American General Life Insurance
   Company ..........................      +     03/03/03     28,280,889     30,981,124       --        2,687,622
American General Life and Accident
   Insurance Company ................            03/03/03      8,384,964      8,746,322       --          563,502
American International Insurance
   Company ..........................            11/05/97        388,207        638,065       --          373,703
American International Insurance
   Company of California, Inc. ......            12/15/97        262,991         62,765       --           20,943
American International Insurance
   Company of New Jersey ............            12/15/97         78,923         53,879       --           29,978
First SunAmerica Life Insurance
   Company ..........................  *   ++++  01/04/99      6,340,269      6,760,887       --          544,171
Lloyd's Syndicate  1414 .............  **  +++   12/15/04        933,249        932,605       --          155,935
SunAmerica Life Insurance Company ...  *   +     01/04/99     17,705,063     23,953,249       --        4,653,124
The United States Life Insurance
   Company of the City of NY ........            03/03/03      4,350,106      4,768,153       --          351,266
The Variable Annuity Life
   Insurance Company ................      +     03/03/03     30,541,269     33,521,468       --        2,415,366
------------------------------------------------------------------------------------------------------------------
Total ...............................                       $120,708,800   $142,494,354     $ --      $17,264,305
==================================================================================================================

--------------------
*    The guaranteed company is also backed by a support agreement issued by AIG.
**   Policyholders' surplus is based on local GAAP financial statements.
+ This guarantee was terminated as to policies written after December 29, 2006.
++ This guarantee was terminated as to policies written after November 30, 2007.
+++ Guarantees issued on December 15, 2004 and January 20, 2005 were terminated on October 31, 2007. Guarantee issued on November 1, 2002 is still in effect.
++++ This guarantee was terminated on January 31 2008.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company does not believe that the events of AIG discussed in Notes 13 and 14 will increase the likelihood that the guarantees will be materially impacted.

D.   Investments in Affiliates

     As of December 31, 2008 and 2007, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows. The 2008 and 2007 balances are net of $0 and $2,310 respectively of non-admitted balances.

------------------------------------------------------------------------------------------------------------
                                                                         Carrying Value at
                                                 Ownership  Actual Cost     December 31,    Change in Equity
Affiliated Common Stock Investments               Percent       2008            2008              2008
------------------------------------------------------------------------------------------------------------
21st Century Insurance Group ..................     16.4%     $238,948       $  117,912        $   9,946
AIG Hawaii Insurance Company, Inc. ............    100.0%       10,000           64,060             (687)
AIG Mexico Industrial, L.L.C. .................     49.0%        8,725            8,783             (176)
AIG Non Life Holding Company (Japan), Inc. ....    100.0%      124,477          127,779         (117,378)
American International Insurance Company ......      0.0%           --               --          (91,791)
American International Realty Corporation .....     31.5%       37,771           50,537              114
Eastgreen, Inc. ...............................     13.8%       12,804            9,964              (27)
Fuji Fire and Marine Insurance Company ........      2.8%       22,309           19,451           19,451
Pine Street Real Estate Holdings Corporation ..     31.5%        5,445            2,083            2,083
Transatlantic Holdings, Inc. ..................     33.2%       34,068          945,009         (281,749)
------------------------------------------------------------------------------------------------------------
Total common stocks - affiliates ..............               $494,547       $1,345,578        $(460,214)
============================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                            Carrying Value at
                                                    Ownership  Actual Cost     December 31,    Change in Equity
Affiliated Common Stock Investments                  Percent       2007            2007              2007
---------------------------------------------------------------------------------------------------------------
21st Century Insurance Group .....................     16.3%     $240,668       $  107,966       $ (84,630)
AIG Hawaii Insurance Company, Inc. ...............    100.0%       10,000           64,747          (4,865)
AIG Mexico Industrial, L.L.C. ....................     49.0%        8,725            8,959           6,517
AIG Non Life Holding Company (Japan), Inc. .......    100.0%      124,477          245,157        (155,861)
American International Insurance Company .........     25.0%       25,000           91,791           2,334
American International Realty Corporation ........     31.5%       37,771           50,423           6,379
Eastgreen, Inc. ..................................     13.4%       12,804            9,991          (4,231)
American International Life Assurance Company ....      0.0%           --               --        (157,619)
Pine Street Real Estate Holdings Corporation .....     31.5%        5,445               --          (2,816)(a)
AIG Claim Service, Inc. ..........................      0.0%           --               --         (46,675)
Transatlantic Holdings, Inc. .....................     33.3%       34,068        1,226,758         178,435
---------------------------------------------------------------------------------------------------------------
Total common stocks - affiliates .................               $498,958       $1,805,792       $(263,032)
===============================================================================================================

--------------------
(a)  Balance not admitted

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Investments in affiliates are included in common stocks based on the net worth of the entity except for publicly traded affiliates which are based on quoted market values, less a discount as prescribed by NAIC SAP (see
     Note 2).

     The remaining equity interest in these investments, except for Transatlantic Holdings, Inc. and Fuji Fire and Marine Insurance Company, are owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

     On June 30, 2008, the Company paid a dividend to its parent, AIGCIG, equal to its 25% interest in American International Insurance Company (AIIC) in the amount of $90,813. This transaction resulted in a realized gain of $65,813. This transaction was designed to simplify the organization and provide an enhanced regulatory and legal platform. See Note 14, Subsequent Events for further information regarding AIIC.

     On May 15, 2007, the Company's Ultimate Parent entered into a definitive merger agreement with 21st Century Insurance Group (21st Century) to acquire the outstanding 39.3% publicly held shares of 21st Century for $22.00 per share in cash. On that date, the Ultimate Parent and its subsidiaries owned approximately 60.7% of the outstanding shares of 21st Century, including approximately 16.3% of the outstanding shares that are owned by the Company. On September 27, 2007, the Company's Ultimate Parent completed the merger, the Ultimate Parent and its subsidiaries owned 100% of 21st Century and 21st Century requested that the New York Stock Exchange delist its shares. On December 31, 2007, the Ultimate Parent contributed its 39.3% interest in 21st Century Insurance Group to certain of its other subsidiaries. The Company's ownership percentage did not change. Under applicable statutory accounting principles, the Company's carrying value of its investment in 21st Century was revalued from quoted market value less a discount to a statutory net worth basis, resulting in a decrease of approximately $115,610 to the Company's June 30, 2007 policyholder's surplus.

     The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10.0%. As of December 31, 2008 and 2007, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10.0% amounted to $959,265 and $1,368,930, respectively.

E.   American Home Canadian Branch Novation

     Effective November 1, 2008, the American Home Canadian Branch entered into an assumption reinsurance and asset purchase agreement with AIG Commercial Insurance Company of Canada (AIGCIC) under which the existing and inforce policies of insurance issued by the Branch were novated to AIGCIC. Subsequent to the transfer, the Branch ceased operations and is in the process of being dissolved. The transaction has been accounted for at fair value in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 25, entitled Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (SSAP 25) as it qualifies as an "economic transaction". The fair value of the liabilities assumed by AIGCIC are approximately $2,146,053. In connection with AIGCIC's assumption of such liabilities, the Branch transferred assets at fair value that, in total, equal the obligations assumed by AIGCIC less a balance representing intangible assets of approximately $75,693 which are being deferred and will be amortized over a 10 year period and netted within the Company's other assets. The release of the liabilities and the transfer of the investments to AIGCIC by

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     the Branch have been accounted for in the Company's Statement of Cash Flows as benefit and loss related payments of $331,200 and proceeds from investments sold, matured or repaid, respectively, resulting in these cash flow line items increasing by $1,225,013. The following table summarizes the pre-tax gain recognized by the Company as a result of this transaction:

     ------------------------------------------------------------------------------
     Description                                                            Amount
     ------------------------------------------------------------------------------
     Loss from investments included in realized capital gains/losses ..   $(210,868)
     Underwriting gain ................................................      13,762
     Other income (ceding commission) .................................      14,276
     Gain relating to foreign exchange included in other income .......     371,741
     ------------------------------------------------------------------------------
     Net pre-tax gain .................................................   $ 188,911
     ==============================================================================

     In relation to and prior to this transaction, AIG Commercial Insurance Group, Inc. (AIGCIG) contributed capital to AIGCIC in the amount of approximately $964,000. AIGCIG obtained such funding via dividends paid by the following entities:

     ---------------------------------------------------------------------------
     Company                                                           Dividend
     ---------------------------------------------------------------------------
     National Union ..............................................    $ 299,000
     American Home Assurance Company .............................      170,000
     C&I .........................................................      103,000
     ISOP ........................................................      122,000
     AIG Casualty ................................................      103,000
     NHIC ........................................................      167,000

     During the fourth quarter of 2008 and subsequent to this transaction, the Branch repatriated its remaining net assets of $921,000 to the Company. The Company subsequently utilized $691,000 of this repatriated amount to pay a dividend to AIGCIG of $691,000. Subsequently, AIGCIG contributed such funds to the following entities in consideration for the dividends paid to originally fund the transaction:

     ------------------------------------------------------------------------------------
     Company                                                         Capital Contribution
     ------------------------------------------------------------------------------------
     National Union ..............................................         $ 299,000
     ISOP ........................................................           122,000
     AIG Casualty ................................................           103,000
     NHIC ........................................................           167,000

F.   FOREIGN OPERATIONS RESTRUCTURING
     --------------------------------

     UK Restructure & Part VII

     In 2007 the foreign property and casualty division of AIG initiated the restructuring of its United Kingdom (UK)

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     general insurance operations designed to simplify the organization and provide an enhanced regulatory and legal platform for its future growth and improve transparency and efficiency. This restructuring was completed in a series of transactions involving the corporate entity structure and other business transfer transactions. The corporate entity structure transactions effectively amended the legal ownership of the companies operating in the UK while the business transactions involved the transfer of business previously written by the UK branch of New Hampshire Insurance Company (the UK Branch) to its UK insurance company.

     Amended Corporate Structure

     In 2007, to support the legal realignment of its UK operations, AIUO Ltd incorporated the intermediate holding companies AIG UK Holding Limited, AIG UK Financing Company Limited, and AIG UK Sub Holdings Limited. On November 26, 2007, AIUO Ltd transferred the shares of its wholly owned subsidiary, Landmark Insurance Company Ltd (Landmark) to AIU UK Holdings (UK Holdings) in return for share capital of UK Holdings. Landmark was then renamed AIG UK Ltd and its holding was cascaded down to AIG UK Financing Company Limited and on to AIG UK Sub Holding Company Limited in share for share exchanges on November 27 and 28, respectively. AIUO Ltd also transferred the shares in its wholly owned subsidiary, AIG Europe UK Limited to UK Holdings in exchange for the issuance of additional shares in UK Holdings. AIG Europe UK Limited was then renamed AIG UK Services Limited and its share holding was cascaded down through AIG UK Financing Company Limited, AIG UK Sub Holding company Limited and on to AIG UK Limited. Two other affiliates of the Company, AIG Europe Ireland and American International Company Ltd made cash contributions to UK Holding in exchange for share capital of UK Holdings.

     Business Transfer

     On December 1, 2007, AIG transferred all of the business written by New Hampshire Insurance Company's UK Branch to AIG UK Ltd. This transaction was accomplished pursuant to an application made to the High Court of Justice in England and Wales for an order under Part VII of the Financial Services and Markets Act 2000 of the UK to transfer the aforementioned business (Part VII Transaction). Prior to the transfer, the business of the UK Branch was recorded by the Company through its participation in AIUOA. By transferring the existing rights and future rights of the UK business, the Association members transferred the value of the business, and unrealized translation balances, to AIG UK Ltd and shares of AIG UK Ltd stock were issued to the members of the Association for fair value of the business transferred. These shares were then transferred to UK Holdings in exchange for shares in UK Holdings. New Hampshire UK Aviation business was transferred by New Hampshire directly, for shares of AIG UK Ltd stock equal to the fair value of the Aviation business transferred. Additionally, as part of the transaction several intercompany reinsurance agreements (both commutations and new contracts) were executed involving other subsidiaries of AIG. The results of the New Hampshire UK Aviation business had been previously reported through the Company's participation in the Commercial Pool.

     For US income tax purposes, the restructuring of the UK Branch qualified as a tax free reorganization. While generally tax free, certain intangible assets were recognized as taxable income upon transfer to AIG UK Ltd. pursuant to Internal Revenue Code section 367. Additionally, unrealized foreign currency gains and losses were realized upon the termination of the UK Branch. It is expected that foreign currency gains and losses offset each other for tax purposes resulting in an immaterial net number. The tax effects of the transaction reported in the Company's financial statements are disclosed below.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     During the 2008 year there were additional contributions to UK Holdings by AIUOA and AIUO Ltd. In aggregate, UK Holdings issued 21,448 common equity shares in exchange for all assets contributed, which included cash, intangibles and the value of the contributed entities and rights of the UK business.

     Completion of the aforementioned business transfer, including the related reinsurance transactions, resulted in the following changes to the Company's financial statements:

     -------------------------------------------------------------------------------
                                                       Investment in UK
                                      P VII Transfer        Holdings        Total
     -------------------------------------------------------------------------------
     Participation in AIUOA .......    $ (383,080)       $ (14,651)       $(397,731)
     Liabilities ..................       446,151                -          446,151
     Underwriting income ..........        57,634                -           57,634
     Other income .................         3,783                -            3,783
     Net income (pre-tax) .........        87,664                -           87,664
     Surplus (pre-tax) ............        63,071          (14,651)          48,420

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

G.   OTHER RELATED PARTY TRANSACTIONS
     --------------------------------

     The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2008 and 2007 between the Company and any affiliated companies that exceeded one-half of one percent of the Company's admitted assets as of December 31, 2008 and 2007 and all capital contributions and dividends.

                                                                ASSETS RECEIVED BY          ASSETS TRANSFERRED BY
                                                                    THE COMPANY                  THE COMPANY
     ----------------------------------------------------------------------------------------------------------------
        Date of         Explanation of          Name of       Statement
     Transaction          Transaction          Affiliate       Value      Description   Statement Value   Description
     ----------------------------------------------------------------------------------------------------------------
        02/25/08          Dividend              AIGCIG         $     --           --       $ 90,000          Cash
        03/31/08          Dividend              AIGCIG               --           --        200,000          Cash
        06/30/08        Dividend (c)            AIGCIG               --           --         90,813 (b)     In kind
        06/30/08          Dividend              AIGCIG               --           --        177,425          Cash
        09/30/08        Dividend (c)            AIGCIG               --           --        163,395          Cash
        11/30/08        Dividend (c)            AIGCIG               --           --        170,000 (a)      Cash
        12/29/08        Dividend (c)            AIGCIG               --           --        683,000 (a)      Cash
        12/31/08        Dividend (c)            AIGCIG               --           --          8,000 (a)   Securities
        08/14/08    Purchases of security       AIGSL           177,605         Cash        177,605          Bonds
        08/15/08    Purchases of security       AIGSL           144,305         Cash        144,305          Bonds
        09/30/08    Capital contribution        AIGSL               898         Cash             --           --
        Various     Capital contribution (d)    AIGCIG          164,719      In kind             --           --
          (1)       Capital contribution        AIGCIG          691,000         Cash             --           --
     ----------------------------------------------------------------------------------------------------------------

(1) Reported as Type 1 subsequent event at December 31, 2008. The funds were received on March 30, 2009

(a) The transfer of AHAC Canadian branch to AIG Commercial Insurance Company of Canada (AIGCIC)- Refer to Note 5D

(b)  Transfer and reorganization of AIIC - Refer to Note 5D

(c)  Extraordinary dividend - Refer to Note 11

(d)  Capital contributions in lieu of Tax Sharing Agreement - Refer to Note 9

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                          ASSETS RECEIVED BY           ASSETS TRANSFERRED BY
                                                              THE COMPANY                   THE COMPANY
     ----------------------------------------------------------------------------------------------------------------
        Date of         Explanation of          Name of       Statement
     Transaction          Transaction          Affiliate       Value      Description   Statement Value   Description
     ----------------------------------------------------------------------------------------------------------------
        03/19/07         Bond sale               NHIC         $ 28,555       Cash         $ 28,555          Bond
        03/19/07         Bond sale           AIG Casualty       67,801       Cash           67,801          Bond
        03/19/07         Bond sale               C&I            36,452       Cash           36,452          Bond
        03/19/07         Bond sale               ISOP           59,458       Cash           58,121          Bond
        03/19/07         Bond sale            Lexington        139,013       Cash          137,416          Bond
        03/23/07         Bond sale            AIG Excess        25,556       Cash           24,981          Bond
        03/30/07          Dividend              AIGCIG              --        --           500,000          Cash
        05/31/07          Dividend              AIGCIG              --        --            75,000          Cash
        12/03/07          Dividend              AIGCIG              --        --            40,000          Cash
        08/30/07    Purchase of investment      AIGSL          136,735       Bonds         138,478          Cash
        12/17/07    Sale of investment (1)       AIG           191,000       Cash          191,000       Investment
        12/17/07    Sale of investment (2)   National Union     59,000       Cash           59,000       Investment
        10/24/07    Capital contribution        AIGCIG           1,840      In kind             --           --
        12/31/07    Capital contribution        AIGCIG             105      In kind             --           --
        12/31/07    Capital contribution         AIG           160,000      In kind             --           --
     ----------------------------------------------------------------------------------------------------------------

(1)  Sale of American International Life Assurance Company to AIG

(2)  Sale of AIG Domestic Claims to National Union

AIGSL: AIG Security Lending

     The Company did not change its methods of establishing terms regarding any affiliate transactions during the years ended December 31, 2008, 2007 and 2006.

     In the ordinary course of business, the Company utilizes AIG Technology, Inc., AIG Global Investment Corp., and AIG Domestic Claims, Inc. for data center systems, investment services, salvage and subrogation, and claims management, respectively. In connection with these services, the fees incurred by the Company to these affiliates during 2008, 2007 and 2006 are outlined in the table below:

     --------------------------------------------------------------------------------
     For the years ended December 31,                    2008       2007       2006
     --------------------------------------------------------------------------------
     AIG Technology, Inc. ..........................   $ 31,036   $ 28,562   $ 24,562
     AIG Global Investment Corp. ...................      6,895      7,273      6,047
     AIG Domestic Claims, Inc. .....................    254,033    243,985    225,071
     --------------------------------------------------------------------------------
      TOTAL ........................................   $291,964   $279,820   $255,680
     ================================================================================

     As of December 31, 2008 and 2007, short-term investments included amounts invested in the AIG Managed Money Market Fund of $228,165 and $126,534, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

Federal and foreign income taxes recoverable from affiliates as of December 31, 2008 and 2007 amounted to $406,899 and $143,717, respectively.

During 2008, 2007 and 2006 the Company sold premium receivables without recourse to AI Credit Corporation and recorded losses on these transactions as follows.

   ------------------------------------------------------
   As of December 31,                2008     2007   2006
   ------------------------------------------------------
   Accounts receivable sold .....  $71,679  $53,865  $ --
   Losses recorded ..............    1,842    1,605    --
   ------------------------------------------------------

As of December 31, 2008 and 2007, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions):

-----------------------------------------------------------------------------
As of December 31,                                           2008      2007
-----------------------------------------------------------------------------
Balances with pool member companies .....................  $827,061  $113,001
Balances less than 0.5% of admitted assets ..............     3,656     2,694
-----------------------------------------------------------------------------
Receivable from parent, subsidiaries and affiliates .....  $830,717  $115,695
=============================================================================
Balances with pool member companies .....................  $     --  $ 48,873
Balances less than 0.5% of admitted assets ..............    38,999   103,311
-----------------------------------------------------------------------------
Payable to parent, subsidiaries and affiliates ..........  $ 38,999  $152,184
=============================================================================

On March 31, 2005 the Company and certain of its affiliates entered into a settlement agreement with an insured to release all the asbestos claims and other products coverage potentially available under the applicable insurance policies by making specified payments to the insured on a quarterly basis from March 2005 to December 2016. Between March 31, 2006 and March 25, 2008 the insured entered into a series of receivable sale agreements with A.I. Credit Corporation (a wholly owned AIG subsidiary) whereby A.I. Credit Corporation purchased the insured's March 2006 to December 2016 receivables of $365,000 for $278,930. The Company did not reduce its loss reserves for the agreements between the insured and A.I. Credit Corporation.

NOTE 6 - REINSURANCE
--------------------

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

During 2008, 2007 and 2006, the Company's net premiums written and net premiums earned were comprised of the following:

For the years ended December 31,            2008                      2007                      2006
--------------------------------------------------------------------------------------------------------------
                                    Written       Earned      Written       Earned      Written       Earned
----------------------------------------------------------  ------------------------  ------------------------
Direct premiums ................  $ 3,003,169  $ 4,553,852  $ 6,744,997  $ 7,388,935  $ 7,514,507  $ 7,180,260
Reinsurance premiums assumed:
   Affiliates ..................    9,358,318   10,173,382   11,006,993   11,024,337   11,336,822   11,001,341
   Non-affiliates ..............      166,239      238,591      173,756      107,304       48,750      243,681
--------------------------------------------------------------------------------------------------------------
      Gross premiums ...........   12,527,726   14,965,825   17,925,746   18,520,576   18,900,079   18,425,282
--------------------------------------------------------------------------------------------------------------
Reinsurance premiums ceded:
   Affiliates ..................    4,663,334    6,541,514    9,049,872    9,598,801    9,833,954    9,534,749
   Non-affiliates ..............    1,018,383    1,031,090    1,215,889    1,218,759    1,182,156    1,190,522
------------------------------------------------------------------------------------  ------------------------
      Net premiums .............  $ 6,846,009  $ 7,393,221  $ 7,659,985  $ 7,703,016  $ 7,883,969  $ 7,700,011
==============================================================================================================

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2008 and 2007 with the return of the unearned premium reserve is as follows:

                          Assumed Reinsurance      Ceded Reinsurance              Net
----------------------------------------------------------------------------------------------
                         Unearned                Unearned                Unearned
                          Premium   Commission    Premium   Commission    Premium   Commission
                         Reserves     Equity     Reserves     Equity     Reserves     Equity
----------------------------------------------------------------------------------------------
December 31, 2008
   Affiliates ........  $4,747,277   $634,349   $1,416,996   $195,996   $3,330,281   $438,353
   Non-affiliates ....       5,651        755      480,922     66,520     (475,271)   (65,765)
----------------------------------------------------------------------------------------------
   Totals ............  $4,752,928   $635,104   $1,897,918   $262,516   $2,855,010   $372,588
==============================================================================================
December 31, 2007
   Affiliates ........  $5,562,341   $646,155   $3,295,177   $372,259   $2,267,164   $273,896
   Non-affiliates ....      78,003      9,061      493,629     55,766     (415,626)   (46,705)
----------------------------------------------------------------------------------------------
   Totals ............  $5,640,344   $655,216   $3,788,806   $428,025   $1,851,538   $227,191
==============================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008 and 2007 and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

-------------------------------------------------------------
                         Unearned   Paid Losses  Reserves For
                          Premium       and       Losses And
                         Reserves       LAE           LAE
-------------------------------------------------------------
December 31, 2008
  Affiliates .........  $1,416,996    $273,774   $13,650,198
   Non-affiliates ....     480,922     371,990     2,373,097
------------------------------------------------------------
   TOTAL .............  $1,897,918    $645,764   $16,023,295
============================================================
December 31, 2007
   Affiliates ........  $3,295,177    $195,333   $15,139,495
   Non-affiliates ....     493,629     405,240     2,668,848
------------------------------------------------------------
   Total .............  $3,788,806    $600,573   $17,808,343
============================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The Company's unsecured reinsurance recoverables as of December 31, 2008 in excess of 3.0% of its capital and surplus is set forth in the table below:

                                                            Naic Co.
Reinsurer                                                     Code       Amount
---------------------------------------------------------------------------------
Affilliates:
   National Union Pool ...................................       --   $12,373,879
   American International Underwriters Overseas, Ltd. ....       --       407,343
   American International Insurance Company ..............    32220       359,071
   New Hampshire Indemnity Company .......................    23833       170,518
   Transatlantic Reinsurance Company .....................    19453       235,378
   AIG Global Trade and Political Risk Insurance Co. .....    10651       126,175
   American International Life Assurance Co. NY (US) .....    60607        10,494
   United Guaranty Insurance Company .....................    11715        34,605
   Hartford Steam Boiler Inspection and Insurance Co. ....    11452         6,627
   Audubon Insurance Company .............................    19933         1,011
   AIG Excess Liability Insurance Company, Ltd. ..........    10932         3,904
   Lexington Insurance Company ...........................    19437        28,271
   American Internatlional Reinsurance Co. Ltd                   --       562,747
   American Int'l Specialty Lines Ins Company ............    26883         3,956
   American Life And General Ins Co (Trinidad & Tobago) ..       --         3,494
   Other affiliates less than $1.0 million ...............       --         4,858
---------------------------------------------------------------------------------
      Total affiliates ...................................            $14,332,331
---------------------------------------------------------------------------------
   Lloyd's ...............................................       --       213,982
   Swiss Re Group ........................................       --       231,669
---------------------------------------------------------------------------------
       Total non-affiliates ..............................                445,651
---------------------------------------------------------------------------------
 Total affiliates and non-affiliates .....................            $14,777,982
=================================================================================

During 2008, 2007 and 2006, the Company reported in its Statements of Income statutory losses of $165, $144 and $12,318, respectively, as a result of losses incurred from commutations with the following reinsurers:

----------------------------------------------------------
Company                                2008  2007    2006
----------------------------------------------------------
Trenwick America ....................  $ --  $ --  $ 8,280
Alea Group ..........................    --    --    2,432
Other reinsurers below $1 million ...   165   144    1,606
----------------------------------------------------------
Total ...............................  $165  $144  $12,318
==========================================================

As of December 31, 2008 and 2007, the Company had reinsurance recoverables on paid losses in dispute of $112,640 and $81,670, respectively.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In 2008, 2007 and 2006, the Company wrote-off reinsurance recoverables balances of $(4,906), $13,734 and $30,849, respectively.

As described in Note 5, the Company is party to an inter-company pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed business are as follows:

-----------------------------------------------------------------------------------------------------
                          2008                                     Affiliate  Non-affiliate    Total
-----------------------------------------------------------------------------------------------------
Premiums in course of collection ................................   $405,981     $6,474      $412,455
Reinsurance payable on paid loss and loss adjustment expenses ...    475,797      6,118       481,915

-----------------------------------------------------------------------------------------------------
                          2007                                     Affiliate  Non-affiliate     Total
-----------------------------------------------------------------------------------------------------
Premiums in course of collection ................................   $233,004     $3,219      $236,223
Reinsurance payable on paid loss and loss adjustment expenses ...    257,605      6,312       263,917

The primary components of the affiliated assumed reinsurance balances summarized above relate to reinsurance agreements with member companies of the Personal Lines Pool (AIIC) and American International Specialty Lines Insurance Company (AISLIC). As of December 31, 2008 and 2007, the Company's premium receivable and losses payable on assumed reinsurance due from and to, respectively, with AIIC and AISLIC are as follows:

                                                                          2008                2007
--------------------------------------------------------------------------------------------------------
Caption                                                              AIIC     AISLIC     AIIC     AISLIC
--------------------------------------------------------------------------------------------------------
Premiums in course of collection ................................  $108,866  $161,177  $105,692  $92,674
Reinsurance payable on paid loss and loss adjustment expenses ...   150,587   199,331   122,908   87,616

Effective January 1, 2008, the Personal Lines intercompany pooling agreement was amended to include four additional entities.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 7 - RETROACTIVE REINSURANCE
--------------------------------

As of December 31, 2008 and 2007, the Company reported the following activity and balances with respect to its retroactive reinsurance arrangements:

---------------------------------------------------------------------------------------------
                                                         2008                    2007
---------------------------------------------------------------------------------------------
                                                 Assumed      Ceded      Assumed      Ceded
---------------------------------------------------------------------------------------------
Reserves transferred:
   Initial reserves .........................   $ 216,347   $ 453,727   $ 216,347   $ 453,727
   Adjustments - prior year(s) ..............    (158,100)     (8,673)   (173,698)    (25,147)
   Adjustments - current year ...............         (37)   (372,123)     15,598      16,474
---------------------------------------------------------------------------------------------
   Balance as of December 31, ...............      58,210      72,931      58,247     445,054
---------------------------------------------------------------------------------------------
Paid losses recovered:
   Prior year(s) ............................      27,761     379,745      19,407     367,297
   Current year .............................      23,465    (311,721)      8,354      12,448
---------------------------------------------------------------------------------------------
   Total recovered as of December 31, .......      51,226      68,024      27,761     379,745
---------------------------------------------------------------------------------------------
   Carried reserves as of December 31, ......   $   6,984   $   4,907   $  30,486   $  65,309
=============================================================================================
Consideration paid or received:
   Initial reserves .........................   $ 201,597   $ 276,437   $ 201,597   $ 276,437
   Adjustments - prior year(s) ..............    (179,882)    (13,900)   (180,015)    (14,331)
   Adjustments - current year ...............          --    (202,820)        133         431
---------------------------------------------------------------------------------------------
   Total paid as of December 31, ............   $  21,715   $  59,717   $  21,715   $ 262,537
=============================================================================================

                                                 Assumed      Ceded      Assumed      Ceded
---------------------------------------------------------------------------------------------
Special surplus from retroactive reinsurance:
   Initial surplus gain or loss realized * ..   $      --   $  47,559   $      --   $  47,559
   Adjustments - prior year(s) ..............          --       1,774          --       2,289
   Adjustments - current year ...............          --     (47,017)         --        (515)
---------------------------------------------------------------------------------------------
   Balance as of December 31, 2007 ..........   $      --   $   2,316   $      --   $  49,333
=============================================================================================

--------------------
* Reflects amounts recorded to segregated special surplus as of January 1, 2004.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

In 2008, the Company commuted a reinsurance treaty ceded to affiliated company American International Reinsurance Co. (AIRCO). The treaty that incepted in 1998 was accounted for as retroactive reinsurance. 2008 changes to Reserves Transferred, Paid Losses Reimbursed or Recovered and Special Surplus from Retroactive Reinsurance attributable to this commutation were as follows:

                                                    2008
                                                  --------
Reserves transferred ..........................   $380,610
Paid losses recovered .........................    336,470
Consideration received ........................    201,005
Special surplus from retroactive reinsurance ..     44,140

The Company's retroactive reinsurance reserve balance (by reinsurer) as of December 31, 2008, is set forth in the table below:

-------------------------------------------------------------------------------------
                                                       2008                2007
-------------------------------------------------------------------------------------
Reinsurer                                        Assumed    Ceded   Assumed    Ceded
-------------------------------------------------------------------------------------
   American International Reinsurance
      Company ...............................    $   --    $   --   $    --   $44,140
   American International Specialty Lines
      Insurance Company .....................     2,810        --    26,275        --
   AXA Corporate Solutions ..................        --        --        --     1,354
   Commerce and Industry Insurance Company of
      Canada ................................     4,174        --     4,174        --
   Lyndon Property Insurance Company ........        --     1,691        --     1,142
   PEG Reinsurance Co. ......................        --        --        --    13,978
   Transatlantic ............................        --     1,308        --        --
   All other reinsurers less than $1.0
      million ...............................        --     1,908        37     4,695
-------------------------------------------------------------------------------------
      Total .................................    $6,984    $4,907   $30,486   $65,309
=====================================================================================

NOTE 8 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES
--------------------------------------------------

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008 and 2007, the Company's deposit assets and liabilities were comprised of the following:

                                                                   Deposit     Deposit     Funds Held    Funds Held
                                                                   Assets    Liabilities     Assets     Liabilities
-------------------------------------------------------------------------------------------------------------------
December 31, 2008:
   Direct .....................................................   $     --     $ 95,776      $    --      $     --
   Assumed ....................................................         --       92,527       88,515            --
   Ceded ......................................................    530,085           --           --       484,067
-------------------------------------------------------------------------------------------------------------------
   Total ......................................................   $530,085     $188,303      $88,515      $484,067
===================================================================================================================

                                                                   Deposit     Deposit     Funds Held    Funds Held
                                                                   Assets    Liabilities     Assets     Liabilities
-------------------------------------------------------------------------------------------------------------------
December 31, 2007:
   Direct .....................................................   $     --     $ 95,122      $    --      $     --
   Assumed ....................................................         --       94,389       98,917            --
   Ceded ......................................................    751,468           --           --       695,928
-------------------------------------------------------------------------------------------------------------------
   Total ......................................................   $751,468     $189,511      $98,917      $695,928
===================================================================================================================

A reconciliation of the Company's deposit asset and deposit liabilities as of December 31, 2008 and 2007 is set forth in the table below:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                                            2008                       2007
---------------------------------------------------------------------------------------------------------------------
                                                                   Deposit       Deposit      Deposit       Deposit
                                                                    Assets     Liabilities     Assets     Liabilities
---------------------------------------------------------------------------------------------------------------------
Balance at January 1 ..........................................   $ 751,468     $189,511     $ 809,537     $172,296
   Deposit activity, including loss recoveries ................    (250,415)          78      (106,254)      17,935
   Interest income or expense, net of amortization of margin ..      12,068       (1,286)       39,148         (720)
   Non-admitted asset portion .................................      16,964           --         9,037           --
---------------------------------------------------------------------------------------------------------------------
Balance as of December 31 .....................................   $ 530,085     $188,303     $ 751,468     $189,511
=====================================================================================================================

                                                                            2008                       2007
---------------------------------------------------------------------------------------------------------------------
                                                                  Funds Held    Funds Held   Funds Held    Funds Held
                                                                    Assets     Liabilities     Assets     Liabilities
---------------------------------------------------------------------------------------------------------------------
Balance at January 1 ..........................................    $ 98,917     $ 695,928     $94,279      $703,508
   Contributions ..............................................          --           144       4,664         1,016
   Withdrawals ................................................     (10,402)     (238,108)        (26)      (54,096)
   Interest ...................................................          --        26,103          --        45,500
---------------------------------------------------------------------------------------------------------------------
Balance as of December 31 .....................................    $ 88,515     $ 484,067     $98,917      $695,928
=====================================================================================================================

The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess Reinsurance Company Ltd. (Union Excess) and Richmond Insurance Company (Barbados) Limited (Richmond) are treated as affiliated.

As of December 31, 2008 and 2007, the deposit assets with related parties, relating primarily to reinsurance transactions with Union Excess, amounted to $540,279 and $611,039, respectively. During 2008, loss recoveries from Union Excess resulted in a decrease in deposit assets and funds held liabilities of $49,176.

The Company commuted deposit balances of $47,290 with a participant in the Union Excess reinsurance programs, resulting in no gain or loss to the Company, and balances of $141,711 with European Reinsurance Company Ltd., resulting in a loss of $2,323. As a result of these commutations with Union Excess and European Reinsurance Company Ltd., the funds held balances declined by $47,290 and $141,711, respectively. During 2007, loss recoveries from Union Excess resulted in a decrease in deposit accounting assets of $50,593 and funds held on deposit accounting liabilities of $1,347.

NOTE 9 - FEDERAL INCOME TAXES
-----------------------------

The Company files a consolidated U.S. federal income tax return with American International Group, Inc. (the Ultimate Parent or AIG) and its domestic subsidiaries. The Company has a written tax sharing agreement with its Parent which was amended, effective January 1, 2008. The current and prior agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. Additionally, the amended tax sharing agreement contains the following significant modifications to the previous agreement:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

..    A tax Sub Group was formed among twenty seven Commercial Insurance Group and United Guaranty Companies under AIG Property Casualty Group, Inc. The tax Sub Group will settle inter-company income taxes as if the Sub Group were filing its own consolidated income tax return. Any net liability of the Sub Group will be remitted to AIG, Inc. under a separate tax sharing agreement, and AIG, Inc. will reimburse the Sub Group for any net tax attributes utilized in the AIG, Inc. consolidated income tax return.

..    Any tax realized by the Company from triggering the deferred inter-company gain (as determined under Treasury Regulation Section 1.1502-13) of a "Qualifying Transaction" will be paid by AIG, Inc. A Qualifying Transaction is the transfer or sale of the stock or substantially all of the assets of an operating subsidiary which results in a deferred inter-company gain, including the pre-existing deferred inter-company gain from a prior sale or transfer.

..    As of the effective date of the agreement, AIG Property Casualty Group assumed each Sub Group members Tax Reserve in a deemed capital transaction. Tax Reserves mean any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - Accounting for Uncertainty in Income Taxes ("FIN 48:) and any tax liability recorded as the result of an agreed upon adjustment with the tax authorities.

..    The tax sharing agreement was modified to be consistent with the AIG, Inc.
     and Federal Reserve Bank of New York Credit Agreement ("Credit Agreement"). Generally, the amended agreement provides that in an Asset Sale the Company will remit to AIG, Inc. no more than it otherwise would have absent the Credit Agreement.

..    In the event the Company is deconsolidated from the AIG consolidated federal income tax return, AIG Parent, Sub Group Parent and the Company will determine under a separate agreement the final allocation of tax attributes and the final settlement of inter-company tax balances.

Pursuant to the amended tax sharing agreement, AIG Property Casualty group assumed $164,719 of tax liabilities related to pre-existing deferred inter-company gain and FIN 48 liabilities.

The federal income tax recoverable/payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from the Parent. The statutory U.S. federal income tax rate is 35% at December 31, 2008.

The components of the Company's net deferred tax assets/liabilities as of December 31, 2008 and 2007 are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
As of December 31,                                                                   2008         2007
---------------------------------------------------------------------------------------------------------
Gross deferred tax assets .....................................................   $1,204,730   $1,240,598
Gross deferred tax liabilities ................................................     (355,875)    (526,581)
Non-admitted deferred tax assets in accordance with SSAP No.10, income taxes ..     (402,242)    (331,439)
---------------------------------------------------------------------------------------------------------
Net admitted deferred tax assets ..............................................   $  446,613   $  382,578
=========================================================================================================
Change in non-admitted deferred tax assets
adjustment to December 31, 2007 surplus .......................................      (34,673)
Change in non-admitted deferred tax assets - paid in capital ..................       80,741
Change in non-admitted deferred tax assets - current year .....................       24,735
---------------------------------------------------------------------------------------------------------
Change in non-admitted deferred tax assets ....................................   $   70,804
=========================================================================================================

During 2008, 2007 and 2006, the Company's current federal income tax expense was comprised of the following:

--------------------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                     2008         2007        2006
--------------------------------------------------------------------------------------------------------------------
Income tax expense (benefit) on net underwriting and net investment income ....   $ 135,559     $309,946    $261,144
Federal income tax adjustment - prior years ...................................      99,679       38,413       2,119
--------------------------------------------------------------------------------------------------------------------
Current income tax expense (benefit) ..........................................   $ 235,238     $348,359    $263,263
====================================================================================================================
Income tax on realized capital gains ..........................................   $(270,995)    $ 29,141    $ 29,092
====================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The composition of the Company's net deferred tax assets as of December 31, 2008 and 2007, along with the changes in deferred income taxes for 2008, is set forth in the table below:

-----------------------------------------------------------------------------------------------------------------------------------
As of December 31,                                                                                 2008         2007        Change
-----------------------------------------------------------------------------------------------------------------------------------
Deferred Tax Assets:
   Loss reserve discount ....................................................................   $  377,943   $  402,282   $ (24,339)
   Non-admitted assets ......................................................................      169,600      208,445     (38,845)
   Unearned premium reserve .................................................................      276,479      313,279     (36,800)
   Unrealized capital loss ..................................................................       30,153           --      30,153
   Partnerships .............................................................................       56,739       40,925      15,814
   Bad debt .................................................................................      127,614      151,901     (24,287)
   Investment write downs ...................................................................      102,927       13,897      89,030
   Goodwill .................................................................................       29,949           --      29,949
   Foreign tax credits ......................................................................       25,959           --      25,959
   Deferred tax remediation - Adj to Dec 31, 2007 surplus ...................................           --       34,673     (34,673)
   Other temporary difference ...............................................................        7,367       75,196     (67,829)
-----------------------------------------------------------------------------------------------------------------------------------
         Gross deferred tax assets ..........................................................    1,204,730    1,240,598     (35,868)
      Non-admitted deferred tax assets ......................................................     (402,242)    (296,766)   (105,476)
      Non-admitted deferred tax assets - adjustment to December 31, 2007 surplus ............           --      (34,673)     34,673
-----------------------------------------------------------------------------------------------------------------------------------
         Admitted deferred tax assets .......................................................      802,488      909,159    (106,671)
-----------------------------------------------------------------------------------------------------------------------------------
Deferred tax liabilities
   Unrealized capital gains .................................................................     (318,829)    (393,879)     75,050
   Investments ..............................................................................       (5,121)     (67,403)     62,282
   Depreciation .............................................................................      (19,370)     (20,714)      1,344
   Other temporary differences ..............................................................      (12,555)     (44,585)     32,030
-----------------------------------------------------------------------------------------------------------------------------------
   Gross deferred tax liabilities ...........................................................     (355,875)    (526,581)    170,706
-----------------------------------------------------------------------------------------------------------------------------------
         Net admitted deferred tax assets ...................................................   $  446,613   $  382,578   $  64,035
===================================================================================================================================
   Gross deferred tax assets ................................................................   $1,204,730   $1,240,598   $ (35,868)
   Gross deferred tax liabilities ...........................................................     (355,875)    (526,581)    170,706
-----------------------------------------------------------------------------------------------------------------------------------
   Net deferred tax assets ..................................................................   $  848,855   $  714,017   $ 134,838
===================================================================================================================================
    Income tax effect of unrealized capital gains, net of adjustment to December 31, 2007
      Surplus ...............................................................................                               (94,517)
   Capital contribution as a result of new tax sharing agreement ............................                               (80,741)
-----------------------------------------------------------------------------------------------------------------------------------
   Change in net deferred income taxes ......................................................                             $ (40,420)
===================================================================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The actual tax expense on income from operations differs from the tax expense calculated at the statutory tax rate. A reconciliation of the Company's income tax expense and the significant items causing this difference for the years ended December 31, 2008, 2007 and 2006 are as follows:

                                                                   2008                      2007                      2006
------------------------------------------------------------------------------------------------------------------------------------
                                                            Amount    Tax Effect     Amount     Tax Effect     Amount     Tax Effect
------------------------------------------------------------------------------------------------------------------------------------
Net income before federal income taxes and capital gain
   taxes ..............................................   $ 325,408   $ 113,893    $1,725,242   $ 603,835    $1,271,556   $ 445,045
Book to tax adjustments:
   Tax exempt income ..................................    (481,365)   (168,478)     (543,812)   (190,334)     (455,068)   (159,274)
   Dividends received deductions ......................     (55,925)    (19,574)       (5,993)     (2,098)      (21,938)     (7,678)
   Meals and entertainment ............................       1,412         494         1,749         612            --          --
   Non-deductible penalties ...........................         761         266         1,508         528            --          --
   Change in non-admitted assets ......................     120,143      42,050      (138,048)    (48,318)      132,784      46,474
   Federal income tax adjustments-- prior years .......          --          --            --      55,224            --          --
   Branch termination .................................      13,298       4,654            --          --            --          --
   Transfer pricing adjustments .......................      11,949       4,182
   Remediation adjustments ............................          --          --            --          --       (17,777)     (6,222)
   Change in tax positions ............................          --      32,007            --      31,842            --          --
   Other non-taxable income ...........................      (7,179)     (2,513)
   Foreign tax credits ................................          --          --            --          --            --     (14,104)
   Other ..............................................          --      (2,318)           --          --            --       1,384
------------------------------------------------------------------------------------------------------------------------------------
   Total book to tax adjustments ......................    (396,906)   (109,230)     (684,596)   (152,544)     (361,999)   (139,420)
------------------------------------------------------------------------------------------------------------------------------------
Total federal taxable income and tax ..................   $ (71,498)  $   4,663    $1,040,646   $ 451,291    $  909,557   $ 305,625
====================================================================================================================================
Current federal income tax ............................               $ 235,238                 $ 348,359                 $ 263,263
Income tax on net realized capital gains ..............                (270,995)                   29,141                    29,092
Change in net deferred income taxes ...................                  40,420                    73,791                    13,270
                                                                      ----------                ----------                ----------
Total federal income tax ..............................               $   4,663                 $ 451,291                 $ 305,625
                                                                      ==========                ==========                ==========

The amount of federal income tax incurred and available for recoupment in the event of future net operating losses for tax purposes for 2008 is set forth in the table below:

     ----------------------------------------------------------------------
     Current year                                                  $109,570
                                                                   --------
     First preceding year .......................................  $400,196
     ----------------------------------------------------------------------

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

As of December 31, 2008, the Company had $25,959 foreign tax credits carry forwards available to offset against future taxable income. The Company had no unused net operating loss carry forwards or tax credits available to offset against future taxable income as of December 31, 2007 and 2006. Federal income taxes paid to (recovered from) the Ultimate Parent amounted to $138,061 during 2008, $231,602 during 2007 and $372,256 during 2006.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

     -----------------------------------------------------------------------
     Year Ended December 31, 2008                            2008      2007
     -----------------------------------------------------------------------
        Gross unrecognized tax benefits at January 1, ..   $36,698   $ 3,527
        Increases in tax positions for prior years .....    59,743    33,171
        Decreases in tax positions for prior years .....      (646)       --
     -----------------------------------------------------------------------
     Gross unrecognized tax benefits at December 31 ....   $95,795   $36,698
     =======================================================================

As of December 31, 2008 and 2007, the Company's unrecognized tax benefits, excluding interest and penalties, were $95,795 and $36,698, respectively. As of December 31, 2008 and 2007, the Company's unrecognized tax benefits included $31,191 and zero, respectively, related to tax positions the disallowance of which would not affect the effective tax rate. Accordingly, as of December 31, 2008 and 2007, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $64,604 and $36,698, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2008 and 2007, the Company had accrued $8,643 and $6,868, respectively, for the payment of interest (net of the federal benefit) and penalties. For the year ended December 31, 2008, the Company recognized $1,775 of interest (net of the federal benefit) and penalties in the Consolidated Statement of Income.

The Company continually evaluates adjustments proposed by taxing authorities. At December 31, 2008, such proposed adjustments would not result in a material change to the Company's consolidated financial condition, although it is possible that the effect could be material to the Company's consolidated results of operations for an individual reporting period. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

Listed below are the tax years that remain subject to examination by major tax jurisdictions:

                   Major Tax Jurisdictions   Open Tax Years
                   -----------------------   --------------
                   United States .........      2000-2007

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 10 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS
--------------------------------------------------------------

A.   Pension
     -------

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with ten or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the Projected Unit Credit Cost Method which attributes a pro-rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The following table sets forth the funded status of the AIG US retirement plan, valued in accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 89, entitled Accounting for Pensions.


     -----------------------------------------------------------------
     As of December 31, ...................       2008         2007
     -----------------------------------------------------------------
     Fair value of plan assets ............   $ 2,723,034   $3,004,869
     Less projected benefit obligation ....     3,378,509    2,719,971
     -----------------------------------------------------------------
     Funded status ........................   $  (655,475)  $  284,898
     =================================================================

     The Company's share of net expense for the qualified pension plan was $6,772, $5,001 and $9,000 for the years ended December 31, 2008, 2007 and
     2006, respectively. In March 2009, AIG contributed $420,000 to the AIG U.S. retirement plan. The allocation from the holding company is based on payroll for the Company.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The Company also operates several defined benefit plans at the Japan branch. These plans are generally based on either the employees' years of credited service and compensation in the years preceding retirement or on points accumulated based on the employee's job grade and other factors during each year of service. As of December 31, 2008 and 2007, the Company recorded in other liabilities its pension liabilities which amounted to $12,832 and $6,018, respectively.

B.   Postretirement Benefit Plans
     ----------------------------

     AIG's U.S. postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of ten years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 or prior to January 1, 1993 pay the active employee premium if under age 65 and 50 percent of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2,000. The maximum life insurance benefit prior to age 70 is $32 with a maximum $25 thereafter.

     Effective January 1, 1993, both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5 for retirement at ages 55 through 59 and $10 for retirement at ages 60 through 64 and $15 from retirement at ages 65 and over.

     AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with NAIC Statement of Statutory Accounting Principles
     (SSAP) No. 11, entitled Postemployment Benefits and Compensated Absences as of December 31, 2008 and 2007 were $198,015 and $190,417, respectively. These obligations are not funded currently. The Company's share of other postretirement benefit plans was $265, $310 and $282 for the years ended December 31, 2008, 2007 and 2006, respectively.

     AIG is the Plan Sponsor of the pension, postretirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans. The allocation from the holding company is based on payroll for the Company.

     The weighted average assumptions that were used to determine its pension benefit obligations as of December 31, 2008, 2007 and 2006 are set forth in the table below:

     ---------------------------------------------------------------------------------
     As of December 31,                                  2008        2007      2006
     ---------------------------------------------------------------------------------
        Discount rate ..............................       6.50%      6.50%      6.00%
        Rate of compensation increase (average) ....       4.25%      4.25%      4.25%
        Measurement date ...........................   December   December   December
                                                       31, 2008   31, 2007   31, 2006
        Medical cost trend rate ....................        N/A        N/A        N/A
     =================================================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

C.   Stock Option and Deferred Compensation Plans
     --------------------------------------------

     Some of the Company's officers and key employees could receive compensation pursuant to awards under several share-based employee compensation plans; AIG 1999 Stock Option Plan, as amended; AIG 1996 Employee Stock Purchase Plan, as amended; AIG 2002 Stock Incentive Plan, as amended under which AIG has issued time-vested restricted stock units and performance restricted stock units; AIG 2007 Stock Incentive Plan, as amended, and the AIG 2005-2006 Deferred Compensation Profit Participation Plan. AIG currently settles share option exercises and other share awards to participants by issuing shares it previously acquired and holds in its treasury account. During 2008, 2007 and 2006, AIG allocated $18,153, $14,028 and $6,242, respectively, of the cost of these stock options and certain other deferred compensation programs to the Company.

D.   Post-employment Benefits and Compensated Balances
     -------------------------------------------------

     AIG provides certain benefits to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include long-term disability benefits, medical and life insurance continuation and COBRA medical subsidies. The costs of these plans are borne by AIG.

E.   Impact of Medicare Modernization Act on Post Retirement Benefits
     ----------------------------------------------------------------

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 was signed into law. The postretirement medical plan benefits provided by the plan are actuarially equivalent to Medicare Part D under the 2003 Medicare Act and eligible for the federal subsidy. Effective January 1, 2007, this subsidy is passed on to the participants through reduced contributions. The expected amount of subsidy that AIG will receive for 2008 is $3,600.

NOTE 11 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS
-------------------------------------------------------

A.   Capital and Surplus
     -------------------

     The portion of unassigned surplus as of December 31, 2008 and 2007 represented by each item below is as follows:

     -------------------------------------------------------
                                        2008        2007
     -------------------------------------------------------
     Unrealized gains ............   $ 738,751  $ 2,027,718
     Non-admitted asset values ...   $(964,416)  (1,011,589)
     Provision for reinsurance ...   $ (95,592)    (115,844)
     =======================================================

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     In calculating the provision for reinsurance as of December 31, 2008, Management utilized collateral including assets in trust provided by its Ultimate Parent of $409,095. The use of these assets was approved by the domiciliary regulator.

     During 2006, the Company settled a previously established tax recoverable with AIG as part of its tax allocation agreement. The settlement occurred prior to the filing of its tax return. Upon completion of its tax filing which was subsequent to December 31, 2007, the Company determined that the settled amount exceeded the actual recoverable by $160,000 resulting in a payable due to AIG by the Company. AIG agreed to forgive this payable resulting in the treatment of this amount as a capital contribution to the Company. This capital contribution has been reflected in the Company's financial position as of December 31, 2007.

B.   Risk-Based Capital Requirements
     -------------------------------

     The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

     In connection therewith, the Company has satisfied the capital and surplus requirements of RBC for the 2008 reporting period.

C.   Dividend Restrictions
     ---------------------

     Under New York law, the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10.0% of the Company's statutory surplus as of December 31, 2007, or 100.0% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2008) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. As of December 31, 2008, the maximum dividend payment, which may be made without prior approval during 2009, is approximately $541,317.

     Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     During 2008, the Company paid $1,582,633 in dividends to AIGCIG which included $1,115,208 of extraordinary dividends. All of the extraordinary dividends were approved by the Insurance Department of the State of New York. Refer to Note 5G for additional information.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 12 - CONTINGENCIES
-----------------------

A.   Legal Proceedings
     -----------------

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). The plaintiffs in the second-filed action have intervened in the first-filed action, and the second-filed action has been dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current action, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3,200,000, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

     The intervening plaintiffs had requested a stay of all trial court proceedings pending their appeal of an order dismissing certain lawyers and law firms who represented parties in the underlying class and derivative actions. After the Alabama Supreme Court affirmed the trial court's dismissal in September 2008, the intervening plaintiffs filed an Amended Complaint in Intervention on December 1, 2008, which named Caremark, AIG and certain subsidiaries, including National Union and AISLIC, as defendants, and purported to bring claims against all defendants for deceit and conspiracy to deceive, and to bring a claim against AIG and its subsidiaries for aiding and abetting Caremark's alleged deception.

     After the defendants moved to dismiss the Amended Complaint in Intervention and, in the alternative, for a more definite statement, and the plaintiffs reached an agreement to withdraw additional motions seeking to disqualify certain plaintiffs' counsel, on March 2, 2009, the court granted the intervening plaintiffs' motion to withdraw the Amended Complaint in Intervention. On April 14, 2009, the court established a schedule for class action discovery that is scheduled to lead to a hearing on class certification in March 2010.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     On September 2, 2005, certain AIG companies including American Home Assurance Company, AIU Insurance Company and New Hampshire Insurance Company (collectively, the AIG Parties) sued (i) The Robert Plan Corporation (RPC), an agency that formerly serviced assigned risk automobile insurance business for the AIG Parties; (ii) certain affiliates of RPC; and (iii) two of RPC's senior executives. This suit was brought in New York Supreme Court and alleges the misappropriation of funds and other violations of contractual arrangements. On September 26, 2005, RPC countersued the AIG Parties and AIG itself for, among other things, $370,000 in disgorged profits and $500,000 of punitive damages under a claim of fraud. On March 10, 2006, RPC moved to dismiss its fraud claim without prejudice for the purposes of bringing that claim in New Jersey. On that date, RPC also amended its counterclaim, setting forth a number of causes of action for breach of contract. The parties filed cross motions to dismiss various counts of the complaint and counterclaims. These motions were granted in part and denied in part by the court. RPC appealed certain aspects of the court's ruling. That appeal remains pending. On August 25, 2008, RPC, one of its affiliates, and one of the defendant RPC executives filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code. On October 7, 2008, the Court entered an Order staying this action in light of those bankruptcy proceedings. On January 15, 2009, RPC filed a notice of removal to the United States District Court for the Southern District of New York. The action was subsequently transferred to the Eastern District of New York and then referred to the United States Bankruptcy Court for that District. The AIG Parties intend to file a motion to remand the case.

     In July 2007, RPC (along with Eagle Insurance Company (Eagle) and Newark Insurance Corporation (Newark), two of RPC's subsidiary insurance companies) filed a separate complaint in New Jersey alleging claims for fraud and negligent misrepresentation against AIG and the AIG Parties in connection with certain 2002 contracts. That complaint seeks damages of at least $100,000, unspecified punitive damages, declaratory relief, and imposition of a constructive trust.

     Because Eagle and Newark are in liquidation with the Commissioner of the New Jersey Department of Banking and Insurance as liquidator, the AIG Parties believe that only the Commissioner -- and not RPC -- has the authority to direct Eagle and Newark to bring the claims asserted in this action. On December 7, 2007, this action was stayed pending judicial determination of this issue in the Eagle/Newark rehabilitation/liquidation proceeding. In October 2008, the Court dismissed the action without prejudice for failure to prosecute.

     Nevertheless, on January 14, 2009, RPC filed a notice of removal of the New Jersey action to the United States District Court for the District of New Jersey and, on February 2, 2009, moved to transfer the New Jersey action to the Eastern District of New York, where RPC's Chapter 11 proceeding is pending. Consideration of that transfer motion has been stayed until the Court rules on the AIG Parties' motion to dismiss the case for lack of subject matter jurisdiction because the purportedly removed action had been dismissed three months before RPC filed its purported notice of removal. That motion has been fully briefed and is pending before the Court. Should the Court deny that motion, the AIG Parties intend to file a motion to remand the case and intend to oppose the transfer of the New Jersey action.

     The AIG Parties believe that RPC's counterclaims, as well as the claims asserted by RPC, Eagle and Newark in the New Jersey action, are without merit and intend to defend them vigorously, but cannot now estimate either the likelihood of prevailing in these actions or the potential damages in the event liability is determined.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     Effective February 9, 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (the DOJ), the United States Securities and Exchange Commission (the SEC), the Office of the Attorney General of the State of New York (the NYAG) and the New York Insurance Department (the NYDOI). The settlements resolve outstanding litigation and allegations by such agencies against AIG in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments. As a result of these settlements, AIG recorded an after-tax-charge of $1,150,000 in the fourth quarter of 2005, and made payments or placed in escrow approximately $1,640,000 including (i) $375,000 into a fund under the supervision of the NYAG and NYDOI to be available principally to pay certain AIG insurance company subsidiary policyholders who purchased excess casualty policies through Marsh & McLennan Companies, Inc. and Marsh Inc. (the Excess Casualty Fund) and (ii) $343,000 into a fund under the supervision of the NYAG and the NYDOI to be used to compensate various states in connection with the underpayment of certain workers compensation premium taxes and other assessments. As of February 29, 2008, eligible policyholders entitled to receive approximately $358,700 (or 95%) of the Excess Casualty Fund had opted to receive settlement payments in exchange for releasing AIG and its subsidiaries from liability relating to certain insurance brokerage practices. In accordance with the settlement agreements, all amounts remaining in the Excess Casualty Fund were used by AIG to settle claims from other policyholders relating to such practices.

     Various state regulatory agencies have reviewed certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with certain industry-wide and other inquiries including, but not limited to, insurance brokerage practices relating to contingent commissions and the liability of certain AIG subsidiaries, including the Company, for taxes, assessments and surcharges relating to the underreporting or misreporting of workers compensation premium. On January 29, 2008 AIG reached settlements in connection with these state reviews, subject to court approval, with the Attorneys General of the States of Florida, Hawaii, Maryland, Michigan, Oregon, Texas and West Virginia, the Commonwealths of Massachusetts and Pennsylvania, and the District of Columbia; the Florida Department of Financial Services; and the Florida Office of Insurance Regulation. The settlement agreements call for AIG to pay a total of $12,500 to be allocated among the ten jurisdictions and also require AIG to continue to maintain certain producer compensation disclosure and ongoing compliance initiatives. On March 13, 2008, AIG also reached a settlement with the Pennsylvania Insurance Department, which calls for AIG to provide annual reinsurance reports and maintain certain producer compensation disclosure and ongoing compliance initiatives, and to pay a total of $13,500, $4,400 of which was previously paid to Pennsylvania in connection with prior settlement agreements. It is possible that additional civil or regulatory proceedings will be filed by other state regulators.

     On February 16, 2006, the Attorney General of the State of Minnesota filed a complaint against AIG and certain of its subsidiaries, including the Company, alleging that, beginning no later than 1985, AIG made false statements and reports to Minnesota agencies and regulators, unlawfully reduced AIG's contributions and payments to Minnesota's workers' compensation funds, misreported the character of workers' compensation premiums as general or auto liability premiums, and unlawfully reduced its Minnesota tax obligations. The State of Minnesota sought injunctive relief, damages, penalties and interest. In December 2007, the parties settled the matter, which resolved claims asserted on behalf of the Minnesota Department of Revenue through tax year 2003, the Minnesota Special Compensation Fund through fiscal year 2003 and the Minnesota Attorney General through 2003, without compromising any of the claims of the Minnesota Insurance Guaranty Association, Minnesota Assigned Risk Plan or Minnesota Department of Commerce.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     On May 24, 2007, the National Workers Compensation Reinsurance Pool (NWCRP), on behalf of its participant members, filed a lawsuit against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint alleges claims for violations of the Racketeer Influenced and Corrupt Organizations Act (RICO), breach of contract, fraud and related state law claims arising out of AIG's alleged underpayment of these assessments between 1970 and the present and seeks damages purportedly in excess of $1 billion. On August 6, 2007, the court denied AIG's motion seeking to dismiss or stay the complaints or in the alternative, to transfer to the Southern District of New York. On December 26, 2007, the court denied AIG's motion to dismiss the complaint. On March 17, 2008, AIG filed an amended answer, counterclaims and third-party claims against the National Council on Compensation Insurance (in its capacity as attorney-in-fact for the NWCRP), the NWCRP, its board members, and certain of the other insurance companies that are members of the NWCRP alleging violations of RICO, as well as claims for conspiracy, fraud, and breach of fiduciary duty. The counterclaim-and third-party defendants filed motions to dismiss on June 9, 2008. On January 26, 2009, AIG filed a motion to dismiss all claims in the complaint for lack of subject-matter jurisdiction. On February 23, 2009, the Court issued an order denying the motion to dismiss AIG's counterclaims; granting the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for RICO violations and conspiracy; and denying the portion of the third-party defendants' motion to dismiss as to AIG's third-party claims for fraud, breach of fiduciary duty and unjust enrichment. On April 13, 2009, one of the third-party defendants filed third-party counterclaims against AIG, certain of its subsidiaries and certain former executives. The allegations in the third-party counterclaims are substantially similar to those filed by the NWCRP, but also seek damages for additional residual market assessments that company allegedly had to pay in non-NWCRP states, to guaranty funds and for special assessments. On April 16, 2009, the Court ordered that all third-party defendants must assert any third-party counterclaims by April 30, 2009. The case is otherwise stayed until June 10, 2009, pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction.

     On April 1, 2009, a purported class action was filed in Illinois federal court against AIG and certain of its subsidiaries on behalf of a putative class of NWCRP participant members with respect to the underpayment of residual market assessments for workers compensation insurance. The complaint is styled as an "alternative complaint," should the court grant AIG's motion to dismiss all claims against the defendants in the NWCRP lawsuit for lack of subject matter jurisdiction. The allegations in the class action complaint are substantially similar to those filed by the NWCRP, but the complaint adds certain former AIG executives as defendants and a RICO claim against those individuals. On April 9, 2009, the Court stayed the case pending disposition of AIG's motion to dismiss for lack of subject matter jurisdiction in the NWCRP lawsuit.

     On March 28, 2008, a Minnesota federal court granted AIG's motion to dismiss a lawsuit filed by the Minnesota Workers Compensation Reinsurance Association and the Minnesota Workers Compensation Insurers Association against AIG and certain of its subsidiaries, including the Company, with respect to the underpayment of residual market assessments for workers compensation insurance. On April 25, 2008, plaintiffs appealed to the United States Court of Appeals for the Eighth Circuit and also filed a new complaint making similar allegations in Minnesota state court. On April 30, 2008, substantially identical claims were also filed in Minnesota state court by the Minnesota Insurance Guaranty Association and Minnesota Assigned Risk Plan. On September 11, 2008, the parties to both actions entered into a settlement, resulting in the dismissal of all claims against AIG. In exchange for the dismissal and a broad release of claims, the financial terms of the settlement provided for AIG's payment of $21,500 to plaintiffs and waiver of its right to collect $3,500 in payments due from the plaintiffs.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain of its subsidiaries on behalf of a class of employers that obtained workers compensation insurance from AIG companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. An amended complaint was filed on March 24, 2008, and AIG filed a motion to dismiss the amended complaint on April 21, 2008. On July 8, 2008, the court granted AIG's motion to dismiss all claims without prejudice and granted plaintiff leave to refile subject to certain conditions. Plaintiffs filed their second amended complaint on July 22, 2008. On March 27, 2009, the court granted AIG's motion to dismiss all claims in the second amended complaint related to pre-2001 policies and all claims against certain AIG subsidiaries, denied the motion to dismiss as to claims against AIG and the remaining subsidiaries, and granted AIG's motion to strike certain allegations from the complaint. Limited discovery is now proceeding on the remaining claims.

     In April 2007, the National Association of Insurance Commissioners (the
     NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination are Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) have agreed to participate in the multi-state examination. To date, the examination has focused on legacy issues related to AIG's writing and reporting of workers compensation insurance between 1985 and 1996. AIG has also been advised that the examination will focus on current compliance with legal requirements applicable to such business. Although AIG has been advised by counsel engaged by the lead states to assist in their investigation that to date no determinations have been made with respect to these issues, AIG cannot predict the outcome of the investigation and there can be no assurance that any regulatory action resulting from the investigation will not have a material adverse effect on the Company and its business.

     After the NYAG filed its complaint against insurance broker Marsh, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in a broad conspiracy to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey for coordinated pretrial proceedings.

     The consolidated actions have proceeded in that court in two parallel actions, In re insurance Brokerage Antitrust Litigation (the Commercial Complaint) and In re Employee Benefit Insurance Brokerage Antitrust Litigation (the Employee Benefits Complaint, and, together with the Commercial Complaint, the multi-district litigation).

     The plaintiffs in the Commercial Complaint are a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries, including American Home Assurance Company (American Home), AIU Insurance Company, National Union Fire Insurance Company

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     of Pittsburgh, Pa., American International Specialty Lines Insurance Company, Birmingham Fire Insurance Company of Pennsylvania (now known as AIG Casualty Company), Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, and The Insurance Company of the State of Pennsylvania. The Commercial Complaint also named various brokers and other insurers as defendants (three of which have since settled). The Commercial Complaint alleges that defendants engaged in a widespread conspiracy to allocate customers through "bid-rigging" and "steering" practices. The Commercial Complaint also alleges that the insurer defendants permitted brokers to place business with AIG subsidiaries through wholesale intermediaries affiliated with or owned by those same brokers rather than placing the business with AIG subsidiaries directly. Finally, the Commercial Complaint alleges that the insurer defendants entered into agreements with broker defendants that tied insurance placements to reinsurance placements in order to provide additional compensation to each broker. Plaintiffs assert that the defendants violated the Sherman Antitrust Act, RICO, the antirust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs seek treble damages plus interest and attorneys' fees as a result of the alleged RICO and the Sherman Antitrust Act violations.

     The plaintiffs in the Employee Benefits Complaint are a group of individual employees and corporate and municipal employees alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint names AIG, and certain of its subsidiaries, including American Home, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of contingent commissions, bid-rigging and tying made in the Commercial Complaint.

     The court in connection with the Commercial Complaint granted (without leave to amend) defendants' motions to dismiss the federal antitrust and RICO claims on August 31, 2007 and September 28, 2007, respectively. The court declined to exercise supplemental jurisdiction over the state law claims in the Commercial Complaint and therefore dismissed it in its entirety. On January 14, 2008, the court granted defendants' motion for summary judgment on the ERISA claims in the Employee Benefits Complaint and subsequently dismissed the remaining state law claims without prejudice, thereby dismissing the Employee Benefits Complaint in its entirety. On February 12, 2008 plaintiffs filed a notice of appeal to the United States Court of Appeals for the Third Circuit with respect to the dismissal of the Employee Benefits Complaint. Plaintiffs previously appealed the dismissal of the Commercial Complaint to the United States Court of Appeals for the Third Circuit on October 10, 2007. Both appeals are fully briefed and oral argument on both appeals took place on April 21, 2009.

     A number of complaints making allegations similar to those in the multi-district litigation have been filed against AIG and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the multi-district litigation. These additional consolidated actions are still pending in the District of New Jersey, but are currently stayed pending a decision by the court on whether they will proceed during the appeal of the dismissal of the multi-district litigation. The AIG defendants have sought to have state court actions making similar allegations stayed pending resolution of the multi-district litigation. These efforts have generally been successful, although one case - now settled - in Florida state court and two cases currently pending in Texas and New Jersey state courts have proceeded. Discovery has recently commenced in the case pending in New Jersey state court. In the Texas case, at a hearing completed on April 3, 2009, the court sustained defendants' Special Exceptions, and

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     granted plaintiff 60 days to replead. AIG has also recently settled several of the various federal and state court actions alleging claims similar to those in the multi-district litigation.

     On August 24, 2007, the Ohio Attorney General filed a complaint in the Ohio Court of Common Pleas against AIG and a number of its subsidiaries, and several other broker and insurer defendants, asserting violation of Ohio's antitrust laws. The complaint, which is similar to the Commercial Complaint, alleges that AIG and the other broker and insurer defendants conspired to allocate customers, divide markets, and restrain competition in commercial lines of casualty insurance sold through the broker defendant. The complaint seeks treble damages on behalf of Ohio public purchasers of commercial casualty insurance, disgorgement on behalf of both public and private purchasers of commercial casualty insurance, as well as a $0.5 per day penalty for each day of conspiratorial conduct. AIG, along with other co-defendants, moved to dismiss the complaint on November 16, 2007. On June 30, 2008, the court denied defendants' motion to dismiss. On August 18, 2008, defendants filed their answers to the complaint. Discovery is ongoing.

     On December 4, 2006, AIG and certain subsidiaries, including the Company, settled numerous arbitrations and litigations between them and the agencies owned by C.V. Starr & Co., Inc. (C.V. Starr), including those relating to the termination of the managing general agency relationships between AIG's subsidiaries and the agencies owned by C.V. Starr, and the use of the "Starr" and "American International" trademarks. The financial terms of the confidential settlement will not have a material adverse effect on the Company's financial position.

     AIG Domestic Claims, Inc. (AIGDC), an indirect wholly owned subsidiary of AIG that provides certain claims adjustment services to the Company, was named as a defendant in a putative class action lawsuit in the 14th Judicial District Court for the State of Louisiana. Plaintiffs were medical providers who allege that AIGDC (as well as other defendants not affiliated with the Company) failed to comply with certain provisions of the Louisiana Any Willing Provider Act (the Act). The complaint sought monetary penalties and injunctive relief related to preferred provider organization discounts taken by defendants on bills submitted by Louisiana medical providers and hospitals who provided treatment or services to workers' compensation claimants. These claimants were occupationally ill or injured workers whose employers were named insureds under workers compensation policies issued by various insurance companies, including the Company. On September 23, 2005, certain defendants, including AIGDC filed a motion for summary judgment, seeking dismissal of plaintiffs' claims, and plaintiffs cross-moved for partial summary judgment. On July 20, 2006, the Court both denied AIGDC's motion for summary judgment and granted plaintiffs' partial motion for summary judgment, holding that AIGDC is a "group purchaser" under the Act, and that the Act applies to medical services provided to workers' compensation claimants.

     On November 28, 2006, the Court issued an order certifying a class of providers and hospitals. In an unrelated action also arising under the Act, a Louisiana appellate court ruled that the Court lacked jurisdiction to adjudicate the claims at issue. In response, AIGDC along with its co-defendants filed an exception for lack of subject matter jurisdiction. On January 19, 2007, the Court denied the motion, holding that it has jurisdiction over the putative class claims. AIGDC, along with the other defendants in the action, appealed the Court's class certification and jurisdictional ruling.

     On January 25, 2008, plaintiffs and AIGDC agreed to resolve this action on a classwide basis for $28,750. The court granted final approval of the settlement in May 2008 and most of the settlement funds have been distributed.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

     The action has also been dismissed with prejudice.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

     Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B.   Asbestos and Environmental Reserves
     -----------------------------------

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

     The Company's asbestos and environmental related loss and LAE reserves (including case & IBNR reserves) for the year ended December 31, 2008, 2007 and 2006, gross and net of reinsurance credits, are as follows:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct :
Loss and LAE reserves, beginning of year ....   $ 983,031   $1,098,137   $1,087,625   $137,135   $178,384   $288,676
   Incurred losses and LAE ..................      98,429       34,757      159,878    (13,665)      (468)   (75,819)
   Calendar year paid losses and LAE ........    (176,178)    (149,863)    (149,366)   (18,020)   (40,781)   (34,473)
Loss and LAE Reserves, end of year ..........   $ 905,282   $  983,031   $1,098,137   $105,450   $137,135   $178,384
=====================================================================================================================
Assumed:
Loss and LAE reserves, beginning of year ....   $  89,655   $   97,344   $   97,399   $  5,933   $  4,948   $  6,561
   Incurred losses and LAE ..................      12,578        5,160       14,332       (735)     1,386     (1,462)
   Calendar year paid losses and LAE ........     (15,858)     (12,849)     (14,387)      (121)      (401)      (151)
Loss and LAE reserves, end of year ..........   $  86,375   $   89,655   $   97,344   $  5,077   $  5,933   $  4,948
=====================================================================================================================
Net of reinsurance:
Loss and LAE reserves, beginning of year ....   $ 464,090   $  533,105   $  518,246   $ 71,628   $ 92,210   $134,977
   Incurred losses and LAE ..................      27,666       10,155       83,696         32      1,691    (22,324)
   Calendar year paid losses and LAE ........     (76,966)     (79,170)     (68,837)   (14,013)   (22,273)   (20,443)
Loss and LAE reserves, end of year ..........   $ 414,790   $  464,090   $  533,105   $ 57,647   $ 71,628   $ 92,210
=====================================================================================================================

     The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct basis ................................   $ 524,100   $  619,127   $  736,453   $ 39,611   $ 56,093   $ 70,439
Assumed reinsurance basis ...................      37,560       44,945       61,885         96      1,191        614
Net of ceded reinsurance basis ..............     238,704      296,910      378,726     19,081     25,942     37,524

     The amount of ending reserves for loss adjustment expenses included in the table above for Asbestos and Environmental losses is as follows:

                                                         Asbestos Losses                   Environmental Losses
---------------------------------------------------------------------------------------------------------------------
                                                   2008        2007         2006        2008       2007       2006
---------------------------------------------------------------------------------------------------------------------
Direct basis ................................   $  58,233   $   68,792   $   81,828   $ 16,976   $ 24,040   $ 30,189
Assumed reinsurance basis ...................       7,124        6,570        6,876        109        351        263
Net of ceded reinsurance basis ..............      29,473       34,565       42,081      8,245     10,958     16,082

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2008 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

C.   Leases
     ------

     The Company is the lessee for office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through March 31, 2019. Rental expense under these leases is allocated to each affiliate based upon the percentage of space occupied. The total lease expense was $14,004, $44,783 and $38,451 in 2008, 2007 and 2006, respectively.

     At January 1, 2008, the minimum annual aggregate rental commitments are as follows:

            2009 .............................................  $11,817
            2010 .............................................   11,800
            2011 .............................................    9,798
            2012 .............................................    9,410
            2013 .............................................    3,475
            Thereafter .......................................   16,643
            -----------------------------------------------------------
               Total minimum lease payments ..................  $62,943
            ===========================================================

     Certain rental commitments have renewal options extending through the year 2031. Some of these renewals are subject to adjustments in future periods.

D.   Other Contingencies
     -------------------

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits.

     As of December 31, 2008, the Company has not incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved in these structured settlements, the likelihood of a loss is remote.

     In connection therewith, as of December 31, 2008, the Company's loss reserves eliminated by annuities mostly from affiliates amounted to $850,462, and included unrecorded loss contingencies of $826,104.

     As part of its private equity portfolio investment, as of December 31, 2008 the Company may be called upon for an additional capital investment of up to $655,363. The Company expects only a small portion of this portfolio will be called during 2009.

     As fully disclosed in Note 5, the Company has guaranteed the policyholder obligations of certain affiliated insurance companies. Each of the guaranteed affiliates has admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under any of these guarantees is remote.

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

NOTE 13 - OTHER SIGNIFICANT MATTERS
-----------------------------------

The Company underwrites a significant concentration of its direct business with brokers.

The Company's direct percentage of policyholder dividend participating policies is 0.05 percent. Policyholder dividends are accounted for on an incurred basis. In connection therewith, during 2008, 2007 and 2006, policyholder dividends amounted to $341, $123 and $1,344, respectively, and were reported as Other Income in the accompanying statements of income.

As of December 31, 2008 and 2007, other admitted assets as reported in the accompanying statements of admitted assets were comprised of the following balances:

      --------------------------------------------------------------------
      Other admitted assets                              2008       2007
      --------------------------------------------------------------------
      Guaranty funds receivable or on deposit ......  $  18,082  $  18,468
      Loss funds on deposit ........................     65,014    103,439
      Outstanding loss drafts - suspense accounts ..    314,798    430,304
      Other ........................................     56,052     25,777
      Allowance for doubtful accounts ..............   (369,538)  (395,847)
      --------------------------------------------------------------------
         Total other admitted assets ...............  $  84,408  $ 182,141
      ====================================================================

Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payment in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years. As of December 31, 2008 and 2007, the Company's liability for insolvency assessments amounted to $51,459 and $39,027, respectively, with related assets for premium tax credits of $18,082 and $18,468, respectively. Of the amount accrued, the Company expects to pay approximately $33,377 for insolvency assessments during the next year. In addition, the Company anticipates it will realize $11,265 of premium tax offset credits and the associated liability in years two through five. The remaining $6,817 will be realized between years five and ten.

The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2008 and 2007, the Company had established an allowance for doubtful accounts of $369,538 and $395,847, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

During 2008, 2007 and 2006, the Company recorded $48,507, $89,886 and $49,762, respectively, for allowance for doubtful accounts to Net Loss from Agents' Balances Charged-off in the accompanying Statements of Income.

As of December 31, 2008 and 2007, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Other liabilities                                                   2008      2007
------------------------------------------------------------------------------------
Service carrier liabilty .......................................  $  2,875  $  9,195
Retroactive reinsurance payable ................................     6,873    16,299
Remmittances and items not allocated ...........................    30,146    39,116
Policyholder funds on deposit ..................................    12,596    11,341
Payable for securities .........................................        --     3,331
Loss clearing ..................................................     7,597    15,325
Liability for pension and severance pay ........................    12,832     6,018
Dividends to policyholders .....................................       233        --
Deferred commission earnings ...................................    11,052    11,890
Amounts withheld or retained by company for account of others ..     5,709    13,840
Advance premiums ...............................................    13,614        --
Accrued retrospective premiums .................................    56,408    41,587
Accounts payable ...............................................    24,655    24,852
Other liabilites ...............................................    55,528   153,990
------------------------------------------------------------------------------------
Total other liabilties .........................................  $240,118  $346,784
====================================================================================

EVENTS OCCURRING AT THE AIG LEVEL
---------------------------------

In September 2008, the Company's ultimate parent company, American International Group, Inc. (AIG), experienced a severe strain on its liquidity that resulted in AIG on September 22, 2008, entering into an $85 billion revolving credit facility and a guarantee and pledge agreement with the Federal Reserve Bank of New York ("NY Fed"). Pursuant to the credit facility agreement, on March 4, 2009, AIG issued 100,000 shares of Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share and at an initial liquidation preference of $5.00 per share (the "Series C Preferred Stock") to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury. The Series C Preferred Stock is entitled to (i) participate in any dividends paid on the common stock with the payments attributable to the Series C Preferred Stock being approximately 79.9 percent of the aggregate dividends paid on AIG's common stock, treating the Series C Preferred Stock as if converted and (ii) vote with AIG's common stock on all matters submitted to AIG shareholders, and holds approximately 79.9 percent of the aggregate voting power of the common stock, treating the Series C Preferred Stock as if converted. The Series C Preferred Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

The credit facility obligations are guaranteed by certain AIG subsidiaries and the obligations are secured by a pledge of certain assets of AIG and its subsidiaries. Although the Company is not a guarantor of the credit facility obligations and it has not pledged any assets to secure those obligations, its immediate parent company, AIG Commercial Insurance Group, Inc., has guaranteed the credit facility obligations (but has not pledged its ownership interest in the Company).

On November 25, 2008, AIG entered into an agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury, as part of the Troubled Assets Relief Program, $40 billion of Series D Fixed Rate Cumulative Perpetual Preferred Stock, par value $5.00 per share, (the "Series D Preferred Stock"), and a 10-year warrant to purchase 53,798,766 shares of common stock (the "Warrant").

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

The proceeds from the sale of the Series D Preferred Stock and the Warrant were used to repay borrowings under the credit facility and, in connection therewith, the maximum commitment amount under the credit facility agreement was reduced from $85 billion to $60 billion.

During the fourth quarter of 2008, AIG and certain of its subsidiaries entered into agreements with the NY Fed in connection with the special purpose financing vehicles known as Maiden Lane II LLC and Maiden Lane III LLC. The Company was not a party to these agreements and these transactions did not affect the Company's financial condition, results of operations or cash flows.

On October 3, 2008, AIG announced a restructuring plan under which AIG's Life Insurance & Retirement Services operations and certain other businesses would be divested in whole or in part. Since that time, AIG has sold certain businesses and assets and has entered into contracts to sell others. However, global market conditions have continued to deteriorate, posing risks to AIG's ability to divest assets at acceptable values. AIG's restructuring plan has evolved in response to these market conditions. Specifically, AIG's current plans involve transactions between AIG and the NY Fed with respect to AIA and ALICO as noted above, as well as preparation for a potential sale of a minority stake in its property and casualty and foreign general insurance businesses.

NOTE 14 - SUBSEQUENT EVENTS
---------------------------

In February 2009, the Company entered into a Capital Maintenance Agreement (CMA) with its Ultimate Parent, AIG. The CMA provides that in the event that the Company's Total Adjusted Capital falls below 200% of the Company's Authorized Control Level RBC, as shown in the Company's 2008 Annual Statement, together with any adjustments or modifications required by the Company's domiciliary regulator, AIG will within thirty days of written notice thereof provide a capital contribution to the Company in an amount that equals the difference between the Company's Total Adjusted Capital and 200% of the Company's Authorized Control Level RBC. In lieu of making any such capital contribution, with the approval of the domiciliary insurance department, AIG may provide a letter of credit naming the Company as beneficiary. Effective upon the date of filing of the Company's 2008 Annual Statement with its domiciliary regulator, this current CMA supersedes and replaces a similar agreement that related to the Company's December 31, 2007 surplus position.

Subsequent to December 31, 2008 and in relation to the transaction described in
Note 5(E), the Company's immediate parent contributed $691,000 in cash to the Company's surplus. With the approval of the Insurance Department of the State of New York, this contribution has been reflected as Type 1 subsequent event in these financial statements.

Subsequent to filing its December 31, 2008 Annual Statement, management discovered that its accounting in the Annual Statement for the dissolution of the Company's Canadian branch included a receivable for $691 million that had been misclassified. This amount should have been recorded as a capital contribution from its parent. Cash settlement of the balance occurred prior to filing of the Company's revised Annual Statement. With the Department's approval, the Company has reported this activity as of December 31, 2008 as a Type 1 subsequent event and reflected this amount as an increase to cash and paid-in capital.

On March 2, 2009, AIG and the NY Fed announced their intent to enter into a transaction pursuant to which AIG will transfer to the NY Fed preferred equity interests in newly-formed special purpose vehicles (SPVs), in settlement of a

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

portion of the outstanding balance of the credit facility. Each SPV will have (directly or indirectly) as its only asset 100 percent of the common stock of an AIG operating subsidiary (American International Assurance Company, Limited, together with American International Assurance Company (Bermuda) Limited ("AIA") in one case and American Life Insurance Company ("ALICO") in the other). AIG expects to own the common interests of each SPV. In exchange for the preferred equity interests received by the NY Fed, there would be a concurrent substantial reduction in the outstanding balance and maximum available amount to be borrowed on the credit facility.

AIG and the NY Fed also announced their intent to enter into a securitization transaction pursuant to which AIG will issue to the NY Fed senior certificates in one or more newly-formed SPVs backed by inforce blocks of life insurance policies in settlement of a portion of the outstanding balance of the credit facility. The amount of the credit facility reduction will be based on the proceeds received. The SPVs are expected to be consolidated by AIG. These transfers are subject to agreement on definitive terms and regulatory approvals at a later date.

On April 16, 2009, AIG announced an agreement to sell 21st Century Insurance Group, AIG's U.S. personal auto insurance business, to Farmers Group, Inc., a subsidiary of Zurich Financial Services Group. The transaction, which will include the sale of AHAC's equity interests in 21st Century Insurance Group and AIG Hawaii Insurance Company, Inc., is subject to satisfaction of certain closing conditions, including applicable regulatory approvals. The carrying value of these companies amounted to $181,972.

On April 17, 2009, AIG entered into an exchange agreement with the U.S. Department of the Treasury pursuant to which, among other things, the U.S. Department of the Treasury exchanged 4,000,000 shares of the Series D Preferred Stock for 400,000 shares of AIG's Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series E Preferred Stock"). The exchange agreement permits the U.S. Department of the Treasury in certain circumstances to exchange the Warrant for 53,798,766 shares of Series C Preferred Stock.

On April 17, 2009, AIG and the NY Fed amended the terms of the credit facility agreement to, among other things, remove the minimum 3.5 percent LIBOR rate. AIG also entered into a purchase agreement with the U.S. Department of the Treasury pursuant to which, among other things, AIG issued and sold to the U.S. Department of the Treasury 300,000 shares of Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the "Series F Preferred Stock"), each share with a zero initial liquidation preference, and a warrant to purchase up to 3,000 shares of common stock, par value $2.50 per share. Pursuant to the purchase agreement, the U.S. Department of the Treasury has committed for five years to provide immediately available funds in an amount up to $29.835 billion so long as (i) AIG is not a debtor in a pending case under Title 11 of the United States Code and (ii) The AIG Credit Facility Trust and the U.S. Department of the Treasury in the aggregate own more than 50 percent of the aggregate voting power of AIG's voting securities. The liquidation preference of the AIG Series F Preferred Stock will increase, on a pro rata basis, by the amount of any draw down on the commitment. The amount of funds available under the commitment will be decreased by the aggregate amount of financial assistance that the U.S. Department of the Treasury provides to AIG, its subsidiaries or any special purpose vehicle established by or for the benefit of AIG or any of its subsidiaries after April 17, 2009, unless otherwise specified by the U.S. Department of the Treasury, in its sole discretion, under the terms of such financial assistance.

On April 21, 2009, AIG announced its intent to enter into a transaction pursuant to which AIG will contribute AIU Holdings, LLC and AIU Holdings, Inc., the parent company of AHAC, to a newly-formed special purpose vehicle

                         AMERICAN HOME ASSURANCE COMPANY

                  NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

                        DECEMBER 31, 2008, 2007 AND 2006

                                 (000's OMITTED)
--------------------------------------------------------------------------------

(SPV). AIG will receive preferred and common interests in the SPV in exchange for the contributions. AIG also announced its intent to acquire from AHAC its equity interests in Transatlantic Holdings, Inc. These transactions are intended to further separate AIG's property casualty operations from AIG and are being taken in preparation for the potential sale of a minority stake in the business.

In connection with the preparation of its annual report on Form 10-K for the year ended December 31, 2008, AIG management assessed whether AIG has the ability to continue as a going concern. Based on the U.S. government's continuing commitment, the agreements in principle and the other expected transactions with the NY Fed and the U.S. Department of the Treasury, AIG management's plans to stabilize AIG's businesses and dispose of its non-core assets, and after consideration of the risks and uncertainties to such plans, AIG management believes that it will have adequate liquidity to finance and operate AIG's businesses, execute its asset disposition plan and repay its obligations for at least the next twelve months. It is possible that the actual outcome of one or more of AIG management's plans could be materially different, or that one or more of AIG management's significant judgments or estimates about the potential effects of these risks and uncertainties could prove to be materially incorrect. If one or more of these possible outcomes is realized, AIG may need additional U.S. government support to meet its obligations as they come due. If AIG is unable to meet its obligations as they come due, it is not expected to have a significant impact on the Company's ability to continue as a going concern.

                                    PART C
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

 (a)   Financial statements.

       (1) Audited financial statements of Separate Account USL VA-R of The United States Life Insurance Company in the City of New York for the year ended December 31, 2008 are included in Part B of the registration statement.

       (2) Audited financial statements of The United States Life Insurance Company in the City of New York for the years ended December 31, 2008, 2007 (restated) and 2006 (restated) are included in Part B of the registration statement.

       (3) The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2008 and 2007, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2008 are included in Part B of the registration statement.

 (b)   Exhibits.

       (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VA-R. (1)

       (2)    N/A

       (3)(a) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective October 1, 2002. (3)

       (3)(b) Form of Selling Group Agreement. (3)

       (3)(c) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Contracts" in the Statement of Additional Information that is filed as part of this Registration Statement).

       (4)(a) Specimen Form of Single Premium Immediate Variable Annuity Contract, Form No. 03017N. (15)

      (5)(a) Form of Single Premium Immediate Annuity Application, Form No. USL0354-33 Rev0703. (10)

      (5)(b) Form of Single Premium Immediate Variable Annuity Application Supplement for Variable Contracts, Form No. AGLC100819-33 Rev0406. (20)

      (5)(c) Form of Service Request for Single Premium Immediate Variable Annuity, Form No. AGLC101316. (15)

      (5)(d) Form of Withdrawal Form for Single Premium Immediate Variable Annuity, Form No. AGLC101318. (15)

      (5)(e) Form of Customer Service Form for Single Premium Immediate Variable Annuity, Form No. AGLC101320. (15)

      (6)(a) Copy of the Restated Charter of The United States Life Insurance Company in the City of New York. (11)

      (6)(b) Copy of the Amended and Restated Bylaws of The United States Life Insurance Company in the City of New York dated July 25, 2002. (2)

      (7)(a) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and General & Cologne Life Re of America. (19)

      (7)(b) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Munich American Reassurance Company. (19)

      (7)(c) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and RGA Reinsurance Company. (19)

      (7)(d) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Swiss Re Life & Health America, Inc. (19)

      (8)(a)(i) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

      (8)(a)(ii) Form of Amendment No. 2 to Participation Agreement by and
                 among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., The United States

                  Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (7)

      (8)(a)(iii) Form of Amendment No. 3 to Participation Agreement by and
                  among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (2)

      (8)(b)(i) Form of Participation Agreement by and among The Alger American Fund, The United States Life Insurance Company in the City of New York and Fred Alger & Company, Incorporated.
                  (2)

      (8)(c)(i) Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

      (8)(c)(ii) Form of Amendment No. 1 to Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (10)

      (8)(d)(i) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (5)

      (8)(d)(ii) Form of Amendment No. 1 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York and Warburg, Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc. (10)

      (8)(e)(i) Form of Amended and Restated Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York. (22)

      (8)(f)(i) Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003. (23)

      (8)(f)(ii)  Form of Amendment No. 3 to Amended and Restated
                  Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton
                  Distributors, Inc. (23)

      (8)(g)(i) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

      (8)(g)(ii) Form of Amendment No. 1 to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (2)

      (8)(h)(i) Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York and J.P. Morgan Series Trust II. (5)

      (8)(i)(i) Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (6)

      (8)(i)(ii) Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

      (8)(i)(iii) Form of Amendment No. 2 to Participation Agreement among MFS
                  Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (2)

      (8)(i)(iv) Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and The United States Life Insurance Company in the City of New York, dated December 19, 2005. (19)

      (8)(j)(i) Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

      (8)(j)(ii) Form of Amendment No. 1 to Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (2)

      (8)(k)(i) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (2)

      (8)(l)(i) Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.
                  (5)

      (8)(l)(ii) Form of Amendment No. 1 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (10)

      (8)(l)(iii) Form of Amendment No. 2 to Participation Agreement by and
                  Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC. (19)

      (8)(m)(i) Form of Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (19)

      (8)(m)(ii) Form of Amendment No. 1 to Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (19)

      (8)(n)(i) Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (6)

      (8)(n)(ii) Form of Amendment No. 1 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (10)

      (8)(o)(i) Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. (2)

      (8)(p)(i) Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (6)

      (8)(p)(ii) Form of First Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (5)

      (8)(p)(iii) Form of Second Amendment to Participation Agreement Among
                  The United States Life Insurance Company in the City of New York, American

                  General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (10)

      (8)(q)(i) Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

      (8)(q)(ii) Form of Amendment to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (15)

      (8)(r)(i) Participation Agreement by and Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds Inc.
                  (9)

      (8)(r)(ii) Form of Amendment No. 2 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (4)

      (8)(r)(iii) Form of Amendment No. 3 to Participation Agreement by and
                  among The United States Life Insurance Company in the City of New York, American General Securities, Inc., Van Kampen Life Investment Trust, Van Kampen Asset Management Inc., and Van Kampen Funds, Inc. (2)

      (8)(s)(i) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004. (23)

      (8)(t)(i) Form of Amended and Restated Administrative Services Agreement between The United States Life Insurance Company in the City of New York and A I M Advisors, Inc., dated as of April 1, 2004. (23)

      (8)(u)(i) Form of Agreement with Respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated, effective August 1, 2003. (2)

      (8)(u)(ii) Form of Amendment No. 1 to Agreement with Respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (2)

      (8)(u)(iii) Form of Amendment No. 2 to Agreement with Respect to
                  Trademarks and Fund Names by and among A I M Management Group Inc., A I M Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (23)

      (8)(v)(i) Form of Services Agreement Class O between Fred Alger Management, Inc. and The United States Life Insurance Company in the City of New York. (2)

      (8)(w)(i) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Credit Suisse Asset Management, LLC. (5)

      (8)(x)(i) Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (19)

      (8)(y)(i) Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (19)

      (8)(y)(ii) Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (19)

      (8)(z)(i) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (8)

      (8)(z)(ii) Form of Amendment to Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (2)

      (8)(aa)(i) Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

      (8)(bb)(i) Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York. (23)

      (8)(cc)(i) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Morgan Guaranty Trust Company of New York. (5)

      (8)(dd)(i) Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

      (8)(ee)(i) Form of Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (2)

      (8)(ff)(i) Form of Services Agreement by and between Pacific Investment Management Company LLC and The United States Life Insurance Company in the City of New York. (5)

      (8)(ff)(ii) Form of Amendment No. 1 to Services Agreement by and between
                  The United States Life Insurance Company in the City of New York and Pacific Investment Management Company LLC. (23)

      (8)(gg)(i) Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

      (8)(hh)(i) Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and the United States Life Insurance Company in the City of New York. (23)

      (8)(ii)(i) Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (23)

      (8)(jj)(i) Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc., dated as of December 1, 1999. (2)

      (8)(jj)(ii) Form of Amendment No. 1 to Administrative Services Agreement
                  between The United States Life Insurance Company in the City of New York and Van Kampen Asset Management Inc. (2)

      (8)(kk)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and The United States Life Insurance Company in the City of New York. (19)

      (8)(ll)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and The United States Life Insurance Company in the City of New York. (19)

       (8)(mm)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between
                  American Century and The United States Life Insurance Company in the City of New York. (19)

       (8)(nn)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between
                  Credit Suisse and The United States Life Insurance Company in the City of New York. (19)

       (8)(oo)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between
                  Fidelity and The United States Life Insurance Company in the City of New York. (19)

       (8)(pp)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between
                  Franklin Templeton and The United States Life Insurance Company in the City of New York. (19)

       (8)(qq)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between
                  J.P. Morgan and The United States Life Insurance Company in the City of New York. (19)

       (8)(rr)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between
                  Janus and The United States Life Insurance Company in the City of New York. (19)

       (8)(ss)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between
                  MFS and The United States Life Insurance Company in the City of New York. (19)

       (8)(tt)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between
                  Neuberger Berman and The United States Life Insurance Company in the City of New York. (19)

       (8)(uu)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between
                  Oppenheimer and The United States Life Insurance Company in the City of New York. (19)

       (8)(vv)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between
                  PIMCO and The United States Life Insurance Company in the City of New York. (19)

       (8)(ww)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between
                  Pioneer and The United States Life Insurance Company in the City of New York. (19)

      (8)(xx)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and The United States Life Insurance Company in the City of New York. (19)

      (8)(yy)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica and The United States Life Insurance Company in the City of New York. (19)

      (8)(zz)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and The United States Life Insurance Company in the City of New York. (19)

      (8)(aaa)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Van Kampen and The United States Life Insurance Company in the City of New York. (19)

      (8)(bbb)(i) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and The United States Life Insurance Company in the City of New York. (19)

      (8)(ccc)(i) General Guarantee Agreement from American Home Assurance Company on behalf of The United States Life Insurance Company in the City of New York. (16)

      (8)(ddd)(i) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United
                    States Life Insurance Company in the City of New York. (23)

      (8)(ddd)(ii)  Form of Addendum No. 1 to Service and Expense Agreement
                    dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated May 21, 1975. (23)

      (8)(ddd)(iii) Form of Addendum No. 2 to Service and Expense Agreement
                    dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated September 23, 1975. (23)

      (8)(ddd)(iv)  Form of Addendum No. 24 to Service and Expense Agreement
                    dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated December 30, 1998. (23)

      (8)(ddd)(v) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002. (23)

      (8)(ddd)(vi)   Form of Addendum No. 32 to Service and Expense Agreement
                     dated February 1, 1974, among American International
                     Group, Inc. and various affiliate subsidiaries, including
                     The United States Life Insurance Company in the City of
                     New York, American General Life Companies, LLC and
                     American General Equity Services Corporation, effective
                     May 1, 2004. (23)

      (8)(ddd)(vii)  Form of Addendum No. 34 to Service and Expense Agreement
                     dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective September 1, 2003. (23)

      (8)(ddd)(viii) Form of Letter of Understanding between The United States
                     Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003. (23)

      (9)(a) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC.
                     (10)

      (9)(b) Opinion and Consent of Sullivan & Cromwell LLP, Counsel to American Home Assurance Company. (17)

      (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (Filed herewith)

      (11)           N/A

      (12)           N/A

      (13)(a) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company.
                     (20)

        (13)(b) Power of Attorney with respect to Registration Statements and Amendments thereto signed by Charles H. Dangelo, Director, and Neil Anthony Faulkner, Director, and David Neil Fields, Director, and Kenneth Vincent Harkins, Director, of American Home Assurance Company. (21)

        (13)(c) Power of Attorney with respect to Registration Statements and Amendments thereto removing Neil Anthony Faulkner, Director, and adding Mark Timothy Willis, Director, of American Home Assurance Company. (22)
--------
(1) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on September 18, 1998.

(2) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on September 5, 2003.

(3) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.

(7) Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.

(8) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.

(9) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.

(10) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on December 18, 2003.

(11) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2004.

(12)   N/A

(13) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 3, 2004.

(14)   N/A

(15) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 2, 2005.

(16) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on August 12, 2005.

(17) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on October 24, 2005.

(18)   N/A

(19) Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.

(20) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 1, 2006.

(21) Incorporated by reference to Post-Effective Amendment No. 6 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 1, 2007.

(22) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 30, 2008.

(23) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2009.

ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------

Rodney O. Martin, Jr.          Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

M. Bernard Aidinoff            Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David R. Armstrong             Director, President - AIG Benefit Solutions
3600 Route 66                  Profit Center and Chief Executive Officer - AIG
Neptune, NJ 07754              Benefit Solutions Profit Center

Patrick J. Foley               Director
569 N. Country Club Dr.
Lake Worth, FL 33462

Mary Jane B. Fortin            Director, Executive Vice President and Chief
2929 Allen Parkway             Financial Officer
Houston, TX 77019

James A. Galli                 Director, Senior Vice President and
70 Pine Street                 Chief Business Development Officer
New York, NY 10270

Jack R. Harnes                 Director
70 Pine Street
New York, NY 10270

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------

Richard A. Hollar              Director, President - Life Profit Center and
2929 Allen Parkway             Chief Executive Officer - Life Profit Center
Houston, TX 77019

John I. Howell                 Director
Indian Rock Corporation
263 Glenville Rd, 2nd Floor
Greenwich, CT 06831

David W. O'Leary               Director, President - Specialty Markets Group
2929 Allen Parkway             and Chief Executive Officer - Specialty Markets
Houston, TX 77019              Group

Gary D. Reddick                Director and Executive Vice President
2929 Allen Parkway
Houston, TX 77019

Christopher J. Swift           Director
2929 Allen Parkway
Houston, TX 77019

Matthew Winter                 Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

John Gatesman                  President - Affluent and Corporate Markets Group
2727-A Allen Parkway
Houston, TX 77019

Ronald Harris                  President - Matrix Direct, Inc.
9640 Granite Ridge Dr.
San Diego, CA 92123

Royce G. Imhoff, II            President - Independent Distribution
2929 Allen Parkway
Houston, TX 77019

Dennis Roberts                 President - Independent Agency Group
2929 Allen Parkway
Houston, Texas 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------

Richard C. Schuettner          President - AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

Durr Sexton                    President - Annuity Profit Center
2929 Allen Parkway
Houston, TX 77019

Robert E. Steele               President - Structured Settlements
205 E. 10th Avenue
Amarillo, TX 79101

Don Ward                       President - Financial Institution Marketing
2929 Allen Parkway             Group
Houston, TX 77019

Jeffrey H. Carlson             Executive Vice President and Chief Information
2929 Allen Parkway             Officer
Houston, TX 77019

Rodney N. Hook                 Executive Vice President and Chief Risk Officer
3600 Route 66                  - AIG Benefit Solutions Profit Center
Neptune, NJ 07754

Kyle L. Jennings               Executive Vice President, General Counsel and
2929 Allen Parkway             Secretary
Houston, TX 77019

Gary Parker                    Executive Vice President and Chief Product
2929 Allen Parkway             Officer
Houston, TX 77019

Dan E. Trudan                  Executive Vice President and Chief Operations
2929 Allen Parkway             Officer
Houston, TX 77019

James W. Weakley               Executive Vice President - Strategic Growth
2929 Allen Parkway             Initiatives
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------

Steven D. Anderson             Senior Vice President and Chief Financial
2929 Allen Parkway             Officer - Life Profit Center
Houston, TX 77019

Erik A. Baden                  Senior Vice President, Strategic Marketing and
2929 Allen Parkway             Business Development
Houston, TX 77019

Wayne A. Barnard               Senior Vice President and Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein            Senior Vice President and Chief and Appointed
2727-A Allen Parkway           Actuary
Houston, TX 77019

J. Thomas Burkhard, Jr.        Senior Vice President and Chief Operating
2727-A Allen Parkway           Officer - Life Profit Center
Houston, TX 77019

Don Cummings                   Senior Vice President and Chief Accounting
2727-A Allen Parkway           Officer
Houston, TX 77019

Donna A. Fahey                 Senior Vice President
3600 Route 66
Neptune, NJ 07754

Robert M. Goldbloom            Senior Vice President - Terminal Funding
70 Pine Street                 Annuities
New York, NY 10270

William F. Guterding           Senior Vice President and Chief Underwriting
70 Pine Street                 Officer
New York, NY 10270

Robert F. Herbert, Jr.         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------

Althea R. Johnson              Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Glen D. Keller                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frank A. Kophamel              Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Simon J. Leech                 Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Mark R. McGuire                Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Laura W. Milazzo               Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien            Senior Vice President, Chief Marketing Officer
2929 Allen Parkway             - Independent Agency Group
Houston, TX 77019

Barry Pelletteri               Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko                  Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Frederic R. Yopps              Senior Vice President
750 W. Virginia Street
Milwaukee, WI 53204

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------

Edward F. Bacon                Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel                 Vice President
2727-A Allen Parkway
Houston, TX 77019

Walter E. Bednarski            Vice President, Treasurer and Controller
3600 Route 66
Neptune, NJ 07754

Michael B. Boesen              Vice President
2727-A Allen Parkway
Houston, TX 77019

Timothy H. Bolden              Vice President, Chief Compliance Officer and
2727-A Allen Parkway           Deputy General Counsel
Houston, TX 77019

Mark Bolding                   Vice President
2727 Allen Parkway
Houston, TX 77019

David R. Brady                 Vice President
70 Pine Street
New York, NY 10270

Stephen J. Brenneman           Vice President
1 ALICO Plaza
600 King Street
Wilmington, DE 19801

David W. Butterfield           Vice President
3600 Route 66
Neptune, NJ 07754

Mark E. Childs                 Vice President
2727-A Allen Parkway
Houston, TX 77019

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------

Shari Ciapka                   Vice President
3600 Route 66
Neptune, NJ 07754

James Cortiglia                Vice President
3600 Route 66
Neptune, NJ 07754

Joseph Diaz, Jr.               Vice President
70 Pine Street
New York, NY 10270

Carolyn DiPalma                Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack             Vice President
2929 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi            Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

Kevin P. Fitzpatrick           Vice President and Real Estate Investment
70 Pine Street                 Officer
New York, NY 10270

Richard L. Gravette            Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer           Vice President
3051 Hollis Drive
Springfield, IL 62704

Joel H. Hammer                 Vice President
70 Pine Street
New York, NY 10270

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------

Keith C. Honig                 Vice President
1999 Avenue of the Stars
Los Angeles, CA 90067

Stephen D. Howard              Vice President
2727-A Allen Parkway
Houston, TX 77019

Janna M. Hubble                Vice President
2000 American General Center
Nashville, TN 37250-0001

Donald E. Huffner              Vice President and Real Estate Investment
70 Pine Street                 Officer
New York, NY 10270

Karen M. Isaacs                Vice President
3600 Route 66
Neptune, NJ 07754

Sharla A. Jackson              Vice President
205 E. 10th Avenue
Amarillo, TX 79101

Wesley Jarvis                  Vice President
3600 Route 66
Neptune, NJ 07754

Randy J. Marash                Vice President
3600 Route 66
Neptune, NJ 07754

W. Larry Mask                  Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Beverly A. Meyer               Vice President
750 West Virginia Street
Milwaukee, WI 53204

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------

Craig A. Mitchell              Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Deanna D. Osmonson             Vice President and Chief Privacy Officer
2727-A Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.           Vice President, Real Estate Investment Officer
2929 Allen Parkway             and Assistant Secretary
Houston, TX 77019

Andrew J. Rasey                Vice President
2727 Allen Parkway
Houston, TX 77019

Walter J. Rudecki, Jr.         Vice President
2929 Allen Parkway
Houston, TX 77019

Dale W. Sachtleben             Vice President
3051 Hollis Drive
Springfield, IL 62704

Imad A. Salman                 Vice President
3600 Route 66
Neptune, NJ 07754

Carly Sanchez                  Vice President and Chief Diversity Officer
2727 Allen Parkway
Houston, TX 77019

Edward M. Schmauder            Vice President
3600 Route 66
Neptune, NJ 07754

Michael Sibley                 Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

                               POSITIONS AND OFFICES WITH DEPOSITOR
NAME AND PRINCIPAL             THE UNITED STATES LIFE INSURANCE COMPANY IN THE
BUSINESS ADDRESS               CITY OF NEW YORK
------------------             -----------------------------------------------

Brian Smith                    Vice President, Finance
3600 Route 66
Neptune, NJ 07754

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Dale Stewart                   Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Richard P. Vegh                Vice President
3600 Route 66
Neptune, NJ 07754

Ronald Williams                Vice President
3600 Route 66
Neptune, NJ 07754

Lauren W. Jones                Chief Counsel - Product Development and
2929 Allen Parkway             Assistant Secretary
Houston, TX 77019

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 26. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K, SEC file
Number 001-08787, accession number 0000950123-09-0037734, filed March 2, 2009.

                              SUBSIDIARIES OF AIG

                                                                                      PERCENTAGE
                                                                                      OF VOTING
                                                                                      SECURITIES
                                                                     JURISDICTION OF   HELD BY
                                                                     INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                ORGANIZATION   PARENT/(1)/
-----------------------------------------------------------------    ---------------- ----------
American International Group, Inc./(2)/                                    Delaware          /(3)/
 AIG Capital Corporation                                                   Delaware       100
   AIG Capital India Private Limited                                          India     99.99/(4)/
     AIG Global Asset Management Company (India) Private Limited              India        99/(5)/
   AIG Consumer Finance Group, Inc.                                        Delaware       100
     AIG Bank Polska S.A.                                                    Poland     99.92
     AIG Credit S.A.                                                         Poland       100
     Compania Financiera Argentina S.A.                                   Argentina       100
   AIG Credit Corp.                                                        Delaware       100
     A.I. Credit Consumer Discount Company                             Pennsylvania       100
     A.I. Credit Corp.                                                New Hampshire       100
     AICCO, Inc.                                                           Delaware       100
     AICCO, Inc.                                                         California       100
     AIG Credit Corp. of Canada                                              Canada       100
     Imperial Premium Funding, Inc.                                        Delaware       100
   AIG Equipment Finance Holdings, Inc.                                    Delaware       100
     AIG Commercial Equipment Finance, Inc.                                Delaware       100
       AIG Commercial Equipment Finance Company, Canada                      Canada       100
     AIG Rail Services, Inc.                                               Delaware       100
   AIG Finance Holdings, Inc.                                              New York       100
     AIG Finance (Hong Kong) Limited                                      Hong Kong       100
   AIG Global Asset Management Holdings Corp.                              Delaware       100
     AIG Asset Management Services, Inc.                                   Delaware       100
     AIG Capital Partners, Inc.                                            Delaware       100
     AIG Equity Sales Corp.                                                New York       100
     AIG Global Investment Corp.                                         New Jersey       100
     AIG Global Real Estate Investment Corp.                               Delaware       100
     AIG Securities Lending Corp.                                          Delaware       100
     Brazos Capital Management, L.P.                                       Delaware       100
   American General Finance, Inc.                                           Indiana       100
     American General Auto Finance, Inc.                                   Delaware       100
     American General Finance Corporation                                   Indiana       100
       Merit Life Insurance Co.                                             Indiana       100
       MorEquity, Inc.                                                       Nevada       100
        Wilmington Finance, Inc.                                           Delaware       100
       Ocean Finance and Mortgages Limited                                  England       100
       Yosemite Insurance Company                                           Indiana       100
        CommoLoCo, Inc.                                                 Puerto Rico       100
     American General Financial Services of Alabama, Inc.                  Delaware       100
   International Lease Finance Corporation                               California     67.23/(6)/
 AIG Federal Savings Bank                                                       USA       100
 AIG Financial Advisor Services, Inc.                                      Delaware       100
   AIG Global Investment (Luxembourg) S.A.                               Luxembourg       100
 AIG Financial Products Corp.                                              Delaware       100
   AIG Matched Funding Corp.                                               Delaware       100
   Banque AIG S.A.                                                           France        90/(7)/

                              SUBSIDIARIES OF AIG

                                                                                           PERCENTAGE
                                                                                           OF VOTING
                                                                                           SECURITIES
                                                                          JURISDICTION OF   HELD BY
                                                                          INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                     ORGANIZATION   PARENT/(1)/
----------------------------------------------------------------------    ---------------- ----------
 AIG Funding, Inc.                                                             Delaware        100
 AIG Global Trade & Political Risk Insurance Company                         New Jersey        100
 AIG Israel Insurance Company Ltd.                                               Israel      50.01
 AIG Kazakhstan Insurance Company                                            Kazakhstan         60
 AIG Life Holdings (International) LLC                                         Delaware        100
   AIG Star Life Insurance Co., Ltd.                                              Japan        100
   American International Reinsurance Company, Ltd.                             Bermuda        100
     AIG Edison Life Insurance Company                                            Japan         90/(8)/
     American International Assurance Company, Limited                        Hong Kong        100
     American International Assurance Company (Australia) Limited             Australia        100
     American International Assurance Company (Bermuda) Limited                 Bermuda        100
       AIG Life Insurance (Vietnam) Company Limited                             Vietnam        100
       Tata AIG Life Insurance Company Limited                                    India         26
     Nan Shan Life Insurance Company, Limited                                    Taiwan      97.57
 AIG Life Holdings (US), Inc.                                                     Texas        100
   AGC Life Insurance Company                                                  Missouri        100
     AIG Annuity Insurance Company                                                Texas        100
     AIG Life Holdings (Canada), ULC                                             Canada        100
       AIG Assurance Canada                                                      Canada        100
       AIG Life Insurance Company of Canada*                                     Canada        100
     AIG Life Insurance Company                                                Delaware        100
     AIG Life of Bermuda, Ltd.                                                  Bermuda        100
     American General Bancassurance Services, Inc.                             Illinois        100
     American General Life and Accident Insurance Company                     Tennessee        100
       Volunteer Vermont Holdings, LLC                                          Vermont        100
     American General Life Insurance Company                                      Texas        100
       AIG Enterprise Services, LLC                                            Delaware        100
       American General Annuity Service Corporation                               Texas        100
       American General Life Companies, LLC                                    Delaware        100
       The Variable Annuity Life Insurance Company                                Texas        100
        AIG Retirement Services Company                                           Texas        100
     American General Property Insurance Company                              Tennessee        100
       American General Property Insurance Company of Florida                   Florida        100
     American International Life Assurance Company of New York                 New York        100
     The United States Life Insurance Company in the City of New York          New York        100
   American General Assurance Company                                          Illinois        100
     American General Indemnity Company                                        Illinois        100
   American General Investment Management Corporation                          Delaware        100
   American General Realty Investment Corporation                                 Texas        100
   Knickerbocker Corporation                                                      Texas        100
 AIG Life Insurance Company (Switzerland) Ltd.                              Switzerland        100
 AIG Liquidity Corp.                                                           Delaware        100
 AIG Privat Bank AG*                                                        Switzerland        100
 AIG Property Casualty Group, Inc.                                             Delaware        100
   AIG Commercial Insurance Group, Inc.                                        Delaware        100
     AIG Aviation, Inc.                                                         Georgia        100

                              SUBSIDIARIES OF AIG

                                                                                             PERCENTAGE
                                                                                             OF VOTING
                                                                                             SECURITIES
                                                                            JURISDICTION OF   HELD BY
                                                                            INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                       ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------       ---------------- ----------
     AIG Casualty Company                                                      Pennsylvania      100
     AIG Commercial Insurance Agency, Inc.                                       New Jersey      100
     AIG Commercial Insurance Company of Canada                                      Canada      100
     AIG Risk Management, Inc.                                                     New York      100
     American Home Assurance Company                                               New York      100
       AIG General Insurance (Malaysia) Berhad                                     Malaysia      100
       AIG Hawaii Insurance Company, Inc.                                            Hawaii      100
        American Pacific Insurance Company, Inc.                                     Hawaii      100
       American International Realty Corp.                                         Delaware     31.5/(9)/
       Pine Street Real Estate Holdings Corp.                                 New Hampshire    31.47/(10)/
       Transatlantic Holdings, Inc.                                                Delaware    33.24/(11)/
        Transatlantic Reinsurance Company                                          New York      100
          Putnam Reinsurance Company                                               New York      100
          Trans Re Zurich                                                       Switzerland      100
     Audubon Insurance Company                                                    Louisiana      100
       Agency Management Corporation                                              Louisiana      100
        The Gulf Agency, Inc.                                                       Alabama      100
       Audubon Indemnity Company                                                Mississippi      100
     Commerce and Industry Insurance Company                                       New York      100
       American International Insurance Company                                    New York       75/(12)/
        AIG Advantage Insurance Company                                           Minnesota      100
        American International Insurance Company of California, Inc.             California      100
        American International Insurance Company of New Jersey                   New Jersey      100
     The Insurance Company of the State of Pennsylvania                        Pennsylvania      100
     Landmark Insurance Company                                                  California      100
     National Union Fire Insurance Company of Pittsburgh, Pa                   Pennsylvania      100
       AIG Domestic Claims, Inc.                                                   Delaware      100
       AIG Excess Liability Insurance Company Ltd.                                 Delaware      100
        AIG Excess Liability Insurance International Limited                        Ireland      100
       American International Specialty Lines Insurance Company                    Illinois       70/(13)/
       Lexington Insurance Company                                                 Delaware       70/(14)/
        AIG Centennial Insurance Company                                       Pennsylvania      100
          AIG Auto Insurance Company of New Jersey                               New Jersey      100
          AIG Preferred Insurance Company                                      Pennsylvania      100
          AIG Premier Insurance Company                                        Pennsylvania      100
            AIG Indemnity Insurance Company                                    Pennsylvania      100
        JI Accident & Fire Insurance Company, Ltd.                                    Japan       50
       National Union Fire Insurance Company of Louisiana                         Louisiana      100
       National Union Fire Insurance Company of Vermont                             Vermont      100
       21st Century Insurance Group                                                Delaware       32/(15)/
        21st Century Casualty Company                                            California      100
        21st Century Insurance Company                                           California      100
        21st Century Insurance Company of the Southwest                               Texas      100
       United Guaranty Corporation                                           North Carolina    45.88/(16)/
        A.I.G. Mortgage Holdings Israel, Ltd.                                        Israel      100
          E.M.I. - Ezer Mortgage Insurance Company Ltd.                              Israel      100

                              SUBSIDIARIES OF AIG

                                                                                                        PERCENTAGE
                                                                                                        OF VOTING
                                                                                                        SECURITIES
                                                                                       JURISDICTION OF   HELD BY
                                                                                       INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                                  ORGANIZATION   PARENT/(1)/
---------------------------------------------------------------------------------      ---------------- ----------
       AIG United Guaranty Agenzia di Assicurazione S.R.L                                        Italy      100
       AIG United Guaranty Insurance (Asia) Limited                                          Hong Kong      100
       AIG United Guaranty Mexico, S.A.                                                         Mexico      100
       AIG United Guaranty Mortgage Insurance Company Canada                                    Canada      100
       AIG United Guaranty Re Limited                                                          Ireland      100
       United Guaranty Insurance Company                                                North Carolina      100
       United Guaranty Mortgage Insurance Company                                       North Carolina      100
       United Guaranty Mortgage Insurance Company of North Carolina                     North Carolina      100
       United Guaranty Partners Insurance Company                                              Vermont      100
       United Guaranty Residential Insurance Company                                    North Carolina    75.03/(17)/
        United Guaranty Credit Insurance Company                                        North Carolina      100
        United Guaranty Commercial Insurance Company of North Carolina                  North Carolina      100
        United Guaranty Mortgage Indemnity Company                                      North Carolina      100
       United Guaranty Residential Insurance Company of North Carolina                  North Carolina      100
       United Guaranty Services, Inc.                                                   North Carolina      100
     New Hampshire Insurance Company                                                      Pennsylvania      100
       American International Pacific Insurance Company                                       Colorado      100
       American International South Insurance Company                                     Pennsylvania      100
       Granite State Insurance Company                                                    Pennsylvania      100
       Illinois National Insurance Co.                                                        Illinois      100
       New Hampshire Indemnity Company, Inc.                                              Pennsylvania      100
        AIG National Insurance Company, Inc.                                                  New York      100
       New Hampshire Insurance Services, Inc.                                            New Hampshire      100
     Risk Specialists Companies, Inc.                                                         Delaware      100
   AIG Marketing, Inc.                                                                        Delaware      100
   American International Insurance Company of Delaware                                       Delaware      100
   Hawaii Insurance Consultants, Ltd.                                                           Hawaii      100
   HSB Group, Inc.*                                                                           Delaware      100
     The Hartford Steam Boiler Inspection and Insurance Company                            Connecticut      100
       The Hartford Steam Boiler Inspection and Insurance Company of Connecticut           Connecticut      100
       HSB Engineering Insurance Limited                                                       England      100
        The Boiler Inspection and Insurance Company of Canada                                   Canada      100
   AIG Retirement Services, Inc.                                                              Delaware      100
     SunAmerica Life Insurance Company                                                         Arizona      100
        AIG SunAmerica Life Assurance Company                                                  Arizona      100
          AIG SunAmerica Asset Management Corp.                                               Delaware      100
              SunAmerica Capital Services, Inc.                                               Delaware      100
     SunAmerica Investments, Inc.                                                              Georgia      100
          AIG Advisor Group, Inc.                                                             Maryland      100
            SagePoint Financial Advisors, Inc.                                                Delaware      100
            Advantage Capital Corporation                                                     New York      100
            American General Securities Incorporated                                             Texas      100
            Financial Service Corporation                                                     Delaware      100
              FSC Securities Corporation                                                      Delaware      100
            Royal Alliance Associates, Inc.                                                   Delaware      100
     First SunAmerica Life Insurance Company                                                  New York      100

                              SUBSIDIARIES OF AIG

                                                                                                PERCENTAGE
                                                                                                OF VOTING
                                                                                                SECURITIES
                                                                             JURISDICTION OF     HELD BY
                                                                             INCORPORATION OR   IMMEDIATE
AS OF DECEMBER 31, 2008                                                        ORGANIZATION     PARENT/(1)/
----------------------------------------------------------------           -------------------- ----------
   AIG Global Services, Inc.                                                      New Hampshire     100
   AIG Trading Group Inc.                                                              Delaware     100
     AIG International Inc.                                                            Delaware     100
   AIU Holdings LLC                                                                    Delaware     100
     AIG Central Europe & CIS Insurance Holdings Corporation                           Delaware     100
       AIG Bulgaria Insurance Company EAD                                              Bulgaria     100
       AIG Czech Republic pojistovna, a.s                                        Czech Republic     100
     AIG Egypt Insurance Company S.A.E.                                                   Egypt   94.98
     AIG Memsa Holdings, Inc.                                                          Delaware     100
       AIG Hayleys Investment Holdings (Private) Ltd.                                 Sri Lanka      80
        Hayleys AIG Insurance Company Limited                                         Sri Lanka     100
       AIG Iraq, Inc.                                                                  Delaware     100
       AIG Lebanon S.A.L                                                                Lebanon     100
       AIG Libya, Inc.                                                                 Delaware     100
       AIG Sigorta A.S                                                                   Turkey     100
       Tata AIG General Insurance Company Limited                                         India      26
     AIU Africa Holdings, Inc.                                                         Delaware     100
       AIG Kenya Insurance Company Limited                                                Kenya   66.67
     AIU Insurance Company                                                             New York     100
       AIG General Insurance Company China Limited                                        China     100
       AIG General Insurance (Taiwan) Co., Ltd.                                          Taiwan     100
     American International Underwriters Corporation                                   New York     100
       AIG Takaful-Enaya B.S.C.(c)                                                      Bahrain     100
       American International Insurance Company of Puerto Rico                      Puerto Rico     100
       Arabian American Insurance Company (Bahrain) E.C                                 Bahrain     100
       La Meridional Compania Argentina de Seguros S.A.                               Argentina     100
       La Seguridad de Centroamerica, Compania de Seguros S.A.                        Guatemala     100
       Richmond Insurance Company Limited                                               Bermuda     100
       Underwriters Adjustment Company, Inc.                                             Panama     100
     American International Underwriters Overseas, Ltd.                                 Bermuda     100
       A.I.G. Colombia Seguros Generales S.A.                                          Colombia      94/(18)/
       AIG Brasil Companhia de Seguros S.A.                                              Brazil    98.2/(19)/
       AIG Europe, S.A.                                                                  France     100/(20)/
       AIG Ireland Limited                                                              Ireland     100
       AIG General Insurance (Thailand) Ltd.                                           Thailand     100
       AIG General Insurance (Vietnam) Company Limited                                  Vietnam     100
       AIG MEMSA Insurance Company Limited                                 United Arab Emirates     100
       AIG UK Holdings Limited                                                          England   61.75/(21)/
        AIG Germany Holding GmbH                                                        Germany     100
          Wurttembergische und Badische Versicherungs-AG                                Germany     100
            DARAG Deutsche Versicherungs-und Ruckversicherungs-
            Aktiengesellschaft*                                                         Germany     100
        AIG UK Financing Limited                                                        England     100
          AIG UK Sub Holdings Limited                                                   England     100
            AIG UK Limited                                                              England     100

                              SUBSIDIARIES OF AIG

                                                                                           PERCENTAGE
                                                                                           OF VOTING
                                                                                           SECURITIES
                                                                          JURISDICTION OF   HELD BY
                                                                          INCORPORATION OR IMMEDIATE
AS OF DECEMBER 31, 2008                                                     ORGANIZATION   PARENT/(1)/
----------------------------------------------------------------------    ---------------- ----------
            AIG UK Services Limited                                               England      100
     AIU North America, Inc.                                                     New York      100
   American Life Insurance Company                                               Delaware      100
     AIG Life Bulgaria Zhivotozastrahovatelno Druzhestvo AD                      Bulgaria      100
     ALICO, S.A.                                                                   France      100
     First American Polish Life Insurance & Reinsurance Company, S.A.              Poland      100
     Inversiones Interamericana S.A.                                                Chile    99.99
     Pharaonic American Life Insurance Company                                      Egypt    74.87/(22)/
   American Security Life Insurance Company, Ltd.                            Lichtenstein      100
   Delaware American Life Insurance Company                                      Delaware      100
   Mt. Mansfield Company, Inc.                                                    Vermont      100
   The Philippine American Life and General Insurance Company             the Philippines    99.78
     Pacific Union Assurance Company                                           California      100
     Philam Equitable Life Assurance Company, Inc.                        the Philippines       95
     Philam Insurance Company, Inc.                                       the Philippines      100

--------------------------------------------------------------------------------
/(*)/ In connection with AIG's asset disposition plan, through February 18, 2009, AIG has entered into contracts to sell AIG Privat Bank AG, DARAG Deutsche Versicherungs-und Ruckversicherungs-Aktiengesellschaft, HSB Group, Inc., and AIG Life Insurance Company of Canada.

/(1)/    Percentages include directors' qualifying shares.

/(2)/ All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K on March 2, 2009. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

/(3)/ The common stock is owned approximately 10.1 percent by C.V. Starr & Co., Inc., Edward E. Matthews, Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC, Starr International Company, Inc., The Maurice R. and Corinne P. Greenberg Family Foundation, Inc. and the Universal Foundation, Inc.

/(4)/    Also owned 0.01 percent by AIG Global Investment Corp.

/(5)/    Also owned 1 percent by AIG Capital Corporation.

/(6)/ Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.

/(7)/    Also owned 10 percent by AIG Matched Funding Corp.

/(8)/    Also owned 10 percent by a subsidiary of American Life Insurance
         Company.

/(9)/    Also owned by 11 other AIG subsidiaries.

/(10)/   Also owned by 11 other AIG subsidiaries.

/(11)/   Also owned 25.77 percent by AIG.

/(12)/ Also owned 21 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 2 percent by The Insurance Company of the State of Pennsylvania and 2 percent by AIG Casualty Company.

/(13)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(14)/ Also owned 20 percent by the Insurance Company of the State of Pennsylvania and 10 percent by AIG Casualty Company.

/(15)/   Also owned 16.3 percent by American Home Assurance Company,
         31.1 percent by Commerce and Industry Insurance Company and
         20.6 percent by New Hampshire Insurance Company.

/(16)/   Also owned 35.12 percent by New Hampshire Insurance Company and
         19.00 percent by The Insurance Company of the State of Pennsylvania.

/(17)/ Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

/(18)/ Also owned 3.24 percent by American International Underwriters de Colombia Ltd.

/(19)/   Also owned 1.8 percent by American Life Insurance Company.

/(20)/ The common stock is owned 8.68 percent by American International Underwriters Overseas, Ltd. and 91.32 percent by AIG Europe Holdings Limited.

/(21)/   Also owned 55.1 percent by American International Company, Limited,
         2.33 percent by AIG Ireland Limited, 29.97 percent by American International Underwriters Overseas Association and 0.8 percent by New Hampshire Insurance Company.

/(22)/   Also owned 7.5 percent by AIG Egypt Insurance Company.

The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

CHANGE OF CONTROL OF AIG

On March 4, 2009, AIG issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. The Trust has approximately 79.9% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.9% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

As a result of the issuance of the Stock, a change in control of AIG has occurred. The change of control does not in any way alter the Depositor's obligations to its contract owners.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of March 27, 2009, there were zero owners of Contracts of the class covered by this registration statement, zero qualified Contracts and zero non-qualified Contracts.

ITEM 28. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for The United States Life Insurance Company in the City of New York Separate Account USL VL-R, which offers interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of The United States Life Insurance Company in the City of New York affiliates.

(b) The following information is provided for each director and officer of the principal underwriter:

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             --------------------------------------------

Matthew E. Winter              Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire                Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             --------------------------------------------

David W. O'Leary               Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings               Executive Vice President, General Counsel and
2929 Allen Parkway             Secretary
Houston, TX 77019

Larry Blews                    Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Robert F. Herbert, Jr.         Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson             Vice President, Chief Privacy Officer and
2727 Allen Parkway             Anti-Money Laundering Compliance Officer
Houston, TX 77019

T. Clay Spires                 Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington              Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Lauren W. Jones                Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Ann Wohn                       Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming                Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS               AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------             --------------------------------------------

Barbara J. Moore               Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c)Compensation From the Registrant.

                        NET UNDERWRITING
NAME OF PRINCIPAL        DISCOUNTS AND   COMPENSATION   BROKERAGE
UNDERWRITER               COMMISSIONS    ON REDEMPTION COMMISSIONS COMPENSATION
-----------------       ---------------- ------------- ----------- ------------
American General               0               0            0           0
Equity Services
Corporation

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at 70 Pine Street, New York, New York 10270 or at The United States Life Insurance Company in the City of New York's Administrative Offices located at SPIA Operations 2-D1, 2727-A Allen Parkway, Houston, Texas 77019.

ITEM 31. MANAGEMENT SERVICES

Not applicable.

ITEM 32. UNDERTAKINGS

(a) Undertakings of the Registrant

The Registrant undertakes: A) to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted; B) to include either (1) as part of any application to purchase a Contract offered by a prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a toll-free number or a post card or similar written communication affixed to or included in the applicable prospectus that the applicant can use to send for a Statement of Additional Information; C) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(b) Undertakings of the Depositor

During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

REPRESENTATION REGARDING THE REASONABLENESS OF AGGREGATE FEES AND CHARGES DEDUCTED UNDER THE CONTRACTS PURSUANT TO SECTION 26(E)(2)(A) OF THE INVESTMENT COMPANY ACT OF 1940

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary W. Parker and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VA-R, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 30th day of April, 2009.

                                        THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        SEPARATE ACCOUNT USL VA-R
                                        (Registrant)

                                   BY:  THE UNITED STATES LIFE INSURANCE
                                        COMPANY IN THE CITY OF NEW YORK
                                        (On behalf of the Registrant and itself)

                                   BY:  ROBERT F. HERBERT, JR.
                                        ----------------------------------------
                                        ROBERT F. HERBERT, JR.
                                        SENIOR VICE PRESIDENT

                                    USL - 1

   As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature                        Title                          Date
---------                        -----                          ----

RODNEY O. MARTIN, JR.            Director and Chairman of the   April 30, 2009
-------------------------------  Board of Directors
RODNEY O. MARTIN, JR.

MATTHEW E. WINTER                Director, President and Chief  April 30, 2009
-------------------------------  Executive Officer
MATTHEW E. WINTER

MARY JANE B. FORTIN              Director, Executive Vice       April 30, 2009
-------------------------------  President and Chief Financial
MARY JANE B. FORTIN              Officer

M. BERNARD AIDINOFF              Director                       April 30, 2009
-------------------------------
M. BERNARD AIDINOFF

DAVID R. ARMSTRONG               Director                       April 30, 2009
-------------------------------
DAVID R. ARMSTRONG

PATRICK J. FOLEY                 Director                       April 30, 2009
-------------------------------
PATRICK J. FOLEY

JAMES A. GALLI                   Director                       April 30, 2009
-------------------------------
JAMES A. GALLI

JACK R. HARNES                   Director                       April 30, 2009
-------------------------------
JACK R. HARNES

                                    USL - 2

Signature                        Title                          Date
---------                        -----                          ----

RICHARD A. HOLLAR                Director                       April 30, 2009
-------------------------------
RICHARD A. HOLLAR

JOHN I. HOWELL                   Director                       April 30, 2009
-------------------------------
JOHN I. HOWELL

DAVID W. O'LEARY                 Director                       April 30, 2009
-------------------------------
DAVID W. O'LEARY

GARY D. REDDICK                  Director                       April 30, 2009
-------------------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT             Director                       April 30, 2009
-------------------------------
CHRISTOPHER J. SWIFT

                                    USL - 3

                                                                     333-109499
                                                                      811-09007

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 30th day of April, 2009.

                                        AMERICAN HOME ASSURANCE COMPANY

                                   BY:  ROBERT S. SCHIMEK
                                        ----------------------------------------
                                        ROBERT S. SCHIMEK
                                        CHIEF FINANCIAL OFFICER, SENIOR VICE
                                          PRESIDENT AND TREASURER

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                       Title                          Date
---------                       -----                          ----

*KRISTIAN PHILIP MOOR           Director and Chairman          April 30, 2009
------------------------------
KRISTIAN PHILIP MOOR

*JOHN QUINLAN DOYLE             Director, President and Chief  April 30, 2009
------------------------------  Executive Officer
JOHN QUINLAN DOYLE

*ROBERT S. SCHIMEK              Director, Chief Financial      April 30, 2009
------------------------------  Officer, Senior Vice
ROBERT S. SCHIMEK               President, and Treasurer

*MERTON BERNARD AIDINOFF        Director                       April 30, 2009
------------------------------
MERTON BERNARD AIDINOFF

*DAVID NEIL FIELDS              Director                       April 30, 2009
------------------------------
DAVID NEIL FIELDS

*KENNETH VINCENT HARKINS        Director                       April 30, 2009
------------------------------
KENNETH VINCENT HARKINS

*DAVID LAWRENCE HERZOG          Director                       April 30, 2009
------------------------------
DAVID LAWRENCE HERZOG

------------------------------  Director                       April ___, 2009
LOUIS PHILIP IGLESIAS

*ROBERT EDWARD LEWIS            Director                       April 30, 2009
------------------------------
ROBERT EDWARD LEWIS

------------------------------  Director                       April ___, 2009
MONIKA MARIA MACHON

------------------------------  Director                       April ___, 2009
CHRISTOPHER LOUIS SPARRO

*NICHOLAS SHAW TYLER            Director                       April 30, 2009
------------------------------
NICHOLAS SHAW TYLER

*NICHOLAS CHARLES WALSH         Director                       April 30, 2009
------------------------------
NICHOLAS CHARLES WALSH

*MARK TIMOTHY WILLIS            Director                       April 30, 2009
------------------------------
MARK TIMOTHY WILLIS

* BY:  ROBERT S. SCHIMEK
       --------------------------
       ROBERT S. SCHIMEK
       ATTORNEY-IN-FACT
       (Exhibit (13)(c) to the
       Registration Statement)

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS

     (10) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP.

                                      E-1